UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-03114

Fidelity Select Portfolios

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Margaret Carey, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	February 29

Date of reporting period:	February 29, 2024

Item 1.

Reports to Stockholders

Fidelity® Select Portfolios®
Telecommunications Services Sector

Telecommunications Portfolio
Wireless Portfolio

Annual Report
February 29, 2024
Includes Fidelity and Fidelity Advisor share classes

Contents

Telecommunications Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Wireless Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program

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Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.
Telecommunications Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 29, 2024	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	-7.26%	1.26%	3.39%
Class M (incl. 3.50% sales charge)	-5.28%	1.47%	3.32%
Class C (incl. contingent deferred sales charge)	-3.28%	1.72%	3.40%
Telecommunications Portfolio	-1.33%	2.79%	4.34%
Class I	-1.25%	2.81%	4.34%
Class Z	-1.16%	2.95%	4.42%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Telecommunications Portfolio, a class of the fund, on February 28, 2014.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Telecommunications Portfolio
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 30.45% for the 12 months ending February 29, 2024, according to the S&P 500® index, as robust earnings, a slowing in the pace of inflation and resilient late-cycle expansion of the U.S. economy aided risk assets. The index ended February at a record high. Notably, the rally has been driven by a narrow set of firms in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. This is mostly reflected in semiconductor-related stocks (+113%) and media & entertainment (+68%) names. A likely shift in monetary policy also provided a boost. Aggressive rate hikes by the U.S. Federal Reserve continued until late July, when the Fed decided to pause a series of increases that began in March 2022 at a 22-year high while it observed the effect on inflation and the economy. Following the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline and gained 14.09% through year-end and added 1.68% in January and 5.34% in February. By sector for the full 12 months, information technology (+61%) and communication services (+58%) were standouts, with AI a major tailwind. In sharp contrast, the defensive-oriented utilities sector (-1%) fared worst. Other notable laggards included real estate (+7%) and consumer staples (+8%), each also considered defensive, and energy (+6%).
Comments from Portfolio Manager Nicole Abernethy:
For the fiscal year ending February 29, 2024, the fund's share classes (excluding sales charges, if applicable) returned about -2% to -1%, versus -0.75% for the MSCI IMI TelcomSvc 25/50 (IG) Index and 30.45% for the broad-based S&P 500® index. Relative to the industry index, sector positioning was the primary detractor, especially an overweight among cable & satellite stocks. Picks in the wireless telecommunication services category also hurt. An underweight in integrated telecommunication services further hampered the portfolio's relative result. Investment choices in the internet services & infrastructure group proved detrimental as well. An outsized stake in Telephone & Data Systems (+25%), one of the fund's largest holdings, pressured relative performance most though we decreased our exposure to the stock this period. The second-largest relative detractor was an overweight in Gogo (-50%), another of the fund's more sizable holdings at period end. A non-index stake in Liberty Broadband (-30%) also hurt. In contrast, the biggest contributors to performance versus the industry index were stock selection and an underweight in the alternative carriers category. Picks among cable & satellite firms, along with investment choices in integrated telecommunication services, also boosted the portfolio's relative performance. A non-index stake in Comcast - one of the fund's largest holdings this period - gained approximately 18% and was the top individual relative contributor. Comparatively light exposure to Lumen Technologies (-52%) was another plus. An underweight in Frontier Communications Parent (-13%) for which the fund also received litigation income, added further value. Frontier was among the fund's biggest holdings on February 29.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Telecommunications Portfolio
Investment Summary February 29, 2024 (Unaudited)
Top Holdings (% of Fund's net assets)

Verizon Communications, Inc.	23.7
AT&T, Inc.	22.8
Cogent Communications Group, Inc.	4.9
T-Mobile U.S., Inc.	4.8
Liberty Global Ltd. Class C	4.2
Iridium Communications, Inc.	4.1
Liberty Latin America Ltd. Class C	4.0
Frontier Communications Parent, Inc.	3.5
Anterix, Inc.	3.2
Telephone & Data Systems, Inc.	3.0
78.2

Industries (% of Fund's net assets)

Diversified Telecommunication Services	79.6
Wireless Telecommunication Services	11.9
Media	5.4
IT Services	0.8
Construction & Engineering	0.3

Telecommunications Portfolio
Schedule of Investments February 29, 2024
Showing Percentage of Net Assets
Common Stocks - 98.0%
	Shares	Value ($)
Construction & Engineering - 0.3%
Construction & Engineering - 0.3%
Dycom Industries, Inc. (a)	4,400	556,556
Diversified Telecommunication Services - 79.6%
Alternative Carriers - 24.7%
Anterix, Inc. (a)	146,600	5,820,020
Bandwidth, Inc. (a)	45,800	940,732
Cogent Communications Group, Inc. (b)	109,739	8,878,982
GCI Liberty, Inc. Class A (Escrow) (c)(f)	182,800	2
Globalstar, Inc. (a)(b)	3,353,965	5,232,185
Iridium Communications, Inc.	260,111	7,530,213
Liberty Global Ltd. Class C (b)	407,836	7,565,358
Liberty Latin America Ltd. Class C (a)	1,102,733	7,189,819
Lumen Technologies, Inc. (a)(b)	972,400	1,575,288
		44,732,599
Integrated Telecommunication Services - 54.9%
AT&T, Inc.	2,442,220	41,346,785
ATN International, Inc.	38,500	1,291,290
Consolidated Communications Holdings, Inc. (a)	594,600	2,562,726
Frontier Communications Parent, Inc. (a)(b)	266,200	6,303,616
IDT Corp. Class B (a)	132,000	4,911,720
Shenandoah Telecommunications Co.	5,623	104,925
Verizon Communications, Inc.	1,074,897	43,017,380
		99,538,442
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		144,271,041
IT Services - 0.8%
Internet Services & Infrastructure - 0.1%
Twilio, Inc. Class A (a)	4,000	238,360
IT Consulting & Other Services - 0.7%
Amdocs Ltd.	14,000	1,276,800
TOTAL IT SERVICES		1,515,160
Media - 5.4%
Cable & Satellite - 5.4%
Charter Communications, Inc. Class A (a)	7,300	2,145,689
Comcast Corp. Class A	121,200	5,193,420
Liberty Broadband Corp. Class C (a)	41,824	2,516,968
		9,856,077
Wireless Telecommunication Services - 11.9%
Wireless Telecommunication Services - 11.9%
Gogo, Inc. (a)	665,400	5,429,664
T-Mobile U.S., Inc.	52,724	8,609,829
Telephone & Data Systems, Inc.	355,164	5,434,009
U.S. Cellular Corp. (a)	59,100	2,061,999
		21,535,501
TOTAL COMMON STOCKS (Cost $174,408,698)		177,734,335

Money Market Funds - 11.1%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (d)	2,486,775	2,487,272
Fidelity Securities Lending Cash Central Fund 5.39% (d)(e)	17,516,200	17,517,951
TOTAL MONEY MARKET FUNDS (Cost $20,005,223)		20,005,223

TOTAL INVESTMENT IN SECURITIES - 109.1% (Cost $194,413,921)	197,739,558
NET OTHER ASSETS (LIABILITIES) - (9.1)%	(16,437,024)
NET ASSETS - 100.0%	181,302,534

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)	Level 3 security
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.
(f)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
GCI Liberty, Inc. Class A (Escrow)	5/23/23	0

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	10,884,272	34,229,008	42,626,008	89,677	-	-	2,487,272	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	9,165,924	139,866,787	131,514,760	9,224	-	-	17,517,951	0.1%
Total	20,050,196	174,095,795	174,140,768	98,901	-	-	20,005,223

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	177,734,335	177,734,333	-	2

Money Market Funds	20,005,223	20,005,223	-	-
Total Investments in Securities:	197,739,558	197,739,556	-	2
Telecommunications Portfolio
Financial Statements
Statement of Assets and Liabilities
		February 29, 2024

Assets
Investment in securities, at value (including securities loaned of $16,928,821) - See accompanying schedule:
Unaffiliated issuers (cost $174,408,698)	$177,734,335
Fidelity Central Funds (cost $20,005,223)	20,005,223

Total Investment in Securities (cost $194,413,921)		$197,739,558
Foreign currency held at value (cost $21,712)		23,805
Receivable for investments sold		3,788,929
Receivable for fund shares sold		50,103
Dividends receivable		34,270
Distributions receivable from Fidelity Central Funds		2,880
Prepaid expenses		577
Other receivables		5,969
Total assets		201,646,091
Liabilities
Payable for investments purchased	$2,564,752
Payable for fund shares redeemed	97,602
Accrued management fee	80,312
Distribution and service plan fees payable	8,340
Other affiliated payables	35,668
Other payables and accrued expenses	39,408
Collateral on securities loaned	17,517,475
Total Liabilities		20,343,557
Net Assets		$181,302,534
Net Assets consist of:
Paid in capital		$203,153,430
Total accumulated earnings (loss)		(21,850,896)
Net Assets		$181,302,534

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($16,322,599 ÷ 369,260 shares)(a)		$44.20
Maximum offering price per share (100/94.25 of $44.20)		$46.90
Class M :
Net Asset Value and redemption price per share ($6,380,271 ÷ 145,526 shares)(a)		$43.84
Maximum offering price per share (100/96.50 of $43.84)		$45.43
Class C :
Net Asset Value and offering price per share ($2,546,783 ÷ 57,814 shares)(a)		$44.05
Telecommunications :
Net Asset Value, offering price and redemption price per share ($147,413,277 ÷ 3,305,904 shares)		$44.59
Class I :
Net Asset Value, offering price and redemption price per share ($6,343,626 ÷ 142,594 shares)		$44.49
Class Z :
Net Asset Value, offering price and redemption price per share ($2,295,978 ÷ 51,782 shares)		$44.34
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
		Year ended February 29, 2024
Investment Income
Dividends		$6,787,855
Income from Fidelity Central Funds (including $9,224 from security lending)		98,901
Total Income		6,886,756
Expenses
Management fee	$1,001,334
Transfer agent fees	396,851
Distribution and service plan fees	102,790
Accounting fees	67,753
Custodian fees and expenses	8,024
Independent trustees' fees and expenses	1,276
Registration fees	84,711
Audit	56,196
Legal	1,025
Interest	9,099
Miscellaneous	1,257
Total expenses before reductions	1,730,316
Expense reductions	(15,437)
Total expenses after reductions		1,714,879
Net Investment income (loss)		5,171,877
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(25,059,062)
Foreign currency transactions	(3,022)
Total net realized gain (loss)		(25,062,084)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	13,379,225
Assets and liabilities in foreign currencies	2,080
Total change in net unrealized appreciation (depreciation)		13,381,305
Net gain (loss)		(11,680,779)
Net increase (decrease) in net assets resulting from operations		$(6,508,902)
Statement of Changes in Net Assets

	Year ended February 29, 2024	Year ended February 28, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,171,877	$5,140,003
Net realized gain (loss)	(25,062,084)	7,530,927
Change in net unrealized appreciation (depreciation)	13,381,305	(35,292,068)
Net increase (decrease) in net assets resulting from operations	(6,508,902)	(22,621,138)
Distributions to shareholders	(7,597,238)	(16,991,172)

Share transactions - net increase (decrease)	(37,569,762)	20,395,222

Total increase (decrease) in net assets	(51,675,902)	(19,217,088)

Net Assets
Beginning of period	232,978,436	252,195,524
End of period	$181,302,534	$232,978,436

Financial Highlights
Fidelity Advisor® Telecommunications Fund Class A

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$46.57	$54.28	$66.52	$60.60	$55.68
Income from Investment Operations
Net investment income (loss) B,C	1.06	.93	1.51 D	.66	.87
Net realized and unrealized gain (loss)	(1.85) E	(5.19)	(5.14)	10.61	5.86
Total from investment operations	(.79)	(4.26)	(3.63)	11.27	6.73
Distributions from net investment income	(1.10)	(.99)	(1.66)	(.39)	(.96)
Distributions from net realized gain	(.48)	(2.46)	(6.95)	(4.96)	(.85)
Total distributions	(1.58)	(3.45)	(8.61)	(5.35)	(1.81)
Net asset value, end of period	$44.20	$46.57	$54.28	$66.52	$60.60
Total Return F,G	(1.60)% E	(7.98)%	(6.28)%	18.75%	12.12%
Ratios to Average Net Assets C,H,I
Expenses before reductions	1.13%	1.13%	1.09%	1.11%	1.18%
Expenses net of fee waivers, if any	1.13%	1.13%	1.09%	1.11%	1.17%
Expenses net of all reductions	1.12%	1.13%	1.09%	1.10%	1.17%
Net investment income (loss)	2.48%	1.89%	2.27% D	1.01%	1.47%
Supplemental Data
Net assets, end of period (000 omitted)	$16,323	$18,744	$22,023	$29,800	$21,376
Portfolio turnover rate J	26%	24%	28%	58%	58%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.35 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.74%.

ENet realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.04 per share. Excluding these litigation proceeds, the total return would have been (1.68)%.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GTotal returns do not include the effect of the sales charges.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Telecommunications Fund Class M

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$46.21	$53.88	$66.09	$60.25	$55.40
Income from Investment Operations
Net investment income (loss) B,C	.95	.80	1.29 D	.46	.70
Net realized and unrealized gain (loss)	(1.84) E	(5.14)	(5.08)	10.54	5.83
Total from investment operations	(.89)	(4.34)	(3.79)	11.00	6.53
Distributions from net investment income	(1.00)	(.86)	(1.48)	(.20)	(.83)
Distributions from net realized gain	(.48)	(2.46)	(6.95)	(4.96)	(.85)
Total distributions	(1.48)	(3.33) F	(8.42) F	(5.16)	(1.68)
Net asset value, end of period	$43.84	$46.21	$53.88	$66.09	$60.25
Total Return G,H	(1.84)% E	(8.21)%	(6.55)%	18.39%	11.81%
Ratios to Average Net Assets C,I,J
Expenses before reductions	1.38%	1.39%	1.39%	1.41%	1.46%
Expenses net of fee waivers, if any	1.38%	1.38%	1.38%	1.41%	1.46%
Expenses net of all reductions	1.37%	1.38%	1.38%	1.40%	1.45%
Net investment income (loss)	2.23%	1.64%	1.97% D	.71%	1.19%
Supplemental Data
Net assets, end of period (000 omitted)	$6,380	$7,301	$7,733	$9,038	$6,919
Portfolio turnover rate K	26%	24%	28%	58%	58%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.35 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.44%.

ENet realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.04 per share. Excluding these litigation proceeds, the total return would have been (1.92)%.

FTotal distributions per share do not sum due to rounding.

GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

HTotal returns do not include the effect of the sales charges.

IFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

JExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Telecommunications Fund Class C

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$46.38	$54.04	$66.17	$60.32	$55.45
Income from Investment Operations
Net investment income (loss) B,C	.74	.56	1.01 D	.17	.46
Net realized and unrealized gain (loss)	(1.85) E	(5.15)	(5.09)	10.54	5.82
Total from investment operations	(1.11)	(4.59)	(4.08)	10.71	6.28
Distributions from net investment income	(.75)	(.61)	(1.10)	(.07)	(.56)
Distributions from net realized gain	(.48)	(2.46)	(6.95)	(4.79)	(.85)
Total distributions	(1.22) F	(3.07)	(8.05)	(4.86)	(1.41)
Net asset value, end of period	$44.05	$46.38	$54.04	$66.17	$60.32
Total Return G,H	(2.33)% E	(8.66)%	(6.97)%	17.88%	11.34%
Ratios to Average Net Assets C,I,J
Expenses before reductions	1.88%	1.88%	1.83%	1.86%	1.88%
Expenses net of fee waivers, if any	1.88%	1.87%	1.83%	1.86%	1.87%
Expenses net of all reductions	1.87%	1.87%	1.83%	1.84%	1.87%
Net investment income (loss)	1.73%	1.15%	1.52% D	.26%	.77%
Supplemental Data
Net assets, end of period (000 omitted)	$2,547	$3,923	$5,254	$7,801	$6,491
Portfolio turnover rate K	26%	24%	28%	58%	58%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.35 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .99%.

ENet realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.04 per share. Excluding these litigation proceeds, the total return would have been (2.41)%.

FTotal distributions per share do not sum due to rounding.

GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

HTotal returns do not include the effect of the contingent deferred sales charge.

IFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

JExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Telecommunications Portfolio

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$46.97	$54.73	$67.04	$60.99	$56.04
Income from Investment Operations
Net investment income (loss) B,C	1.20	1.09	1.71 D	.86	1.09
Net realized and unrealized gain (loss)	(1.87) E	(5.24)	(5.18)	10.71	5.90
Total from investment operations	(.67)	(4.15)	(3.47)	11.57	6.99
Distributions from net investment income	(1.23)	(1.15)	(1.89)	(.57)	(1.19)
Distributions from net realized gain	(.48)	(2.46)	(6.95)	(4.96)	(.85)
Total distributions	(1.71)	(3.61)	(8.84)	(5.52) F	(2.04)
Net asset value, end of period	$44.59	$46.97	$54.73	$67.04	$60.99
Total Return G	(1.33)% E	(7.71)%	(5.99)%	19.15%	12.50%
Ratios to Average Net Assets C,H,I
Expenses before reductions	.85%	.82%	.79%	.81%	.83%
Expenses net of fee waivers, if any	.84%	.82%	.79%	.81%	.82%
Expenses net of all reductions	.84%	.82%	.79%	.79%	.82%
Net investment income (loss)	2.75%	2.20%	2.57% D	1.31%	1.82%
Supplemental Data
Net assets, end of period (000 omitted)	$147,413	$171,885	$199,560	$242,284	$219,854
Portfolio turnover rate J	26%	24%	28%	58%	58%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.35 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.04%.

ENet realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.04 per share. Excluding these litigation proceeds, the total return would have been (1.41)%.

FTotal distributions per share do not sum due to rounding.

GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Telecommunications Fund Class I

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$46.84	$54.58	$66.84	$60.86	$55.84
Income from Investment Operations
Net investment income (loss) B,C	1.23	1.10	1.74 D	.88	1.04
Net realized and unrealized gain (loss)	(1.87) E	(5.21)	(5.18)	10.66	5.91
Total from investment operations	(.64)	(4.11)	(3.44)	11.54	6.95
Distributions from net investment income	(1.23)	(1.16)	(1.87)	(.60)	(1.08)
Distributions from net realized gain	(.48)	(2.46)	(6.95)	(4.96)	(.85)
Total distributions	(1.71)	(3.63) F	(8.82)	(5.56)	(1.93)
Net asset value, end of period	$44.49	$46.84	$54.58	$66.84	$60.86
Total Return G	(1.25)% E	(7.67)%	(5.97)%	19.13%	12.47%
Ratios to Average Net Assets C,H,I
Expenses before reductions	.80%	.78%	.77%	.79%	.88%
Expenses net of fee waivers, if any	.79%	.78%	.77%	.79%	.88%
Expenses net of all reductions	.79%	.78%	.77%	.78%	.88%
Net investment income (loss)	2.81%	2.25%	2.59% D	1.33%	1.76%
Supplemental Data
Net assets, end of period (000 omitted)	$6,344	$28,441	$12,038	$30,622	$12,428
Portfolio turnover rate J	26%	24%	28%	58%	58%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.36 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.06%.

ENet realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.04 per share. Excluding these litigation proceeds, the total return would have been (1.33)%.

FTotal distributions per share do not sum due to rounding.

GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Telecommunications Fund Class Z

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$46.72	$54.46	$66.75	$60.75	$55.84
Income from Investment Operations
Net investment income (loss) B,C	1.26	1.18	1.83 D	.95	1.20
Net realized and unrealized gain (loss)	(1.86) E	(5.23)	(5.20)	10.67	5.86
Total from investment operations	(.60)	(4.05)	(3.37)	11.62	7.06
Distributions from net investment income	(1.31)	(1.22)	(1.98)	(.67)	(1.30)
Distributions from net realized gain	(.48)	(2.46)	(6.95)	(4.96)	(.85)
Total distributions	(1.78) F	(3.69) F	(8.92) F	(5.62) F	(2.15)
Net asset value, end of period	$44.34	$46.72	$54.46	$66.75	$60.75
Total Return G	(1.16)% E	(7.56)%	(5.87)%	19.31%	12.68%
Ratios to Average Net Assets C,H,I
Expenses before reductions	.69%	.67%	.65%	.67%	.68%
Expenses net of fee waivers, if any	.68%	.66%	.65%	.67%	.67%
Expenses net of all reductions	.68%	.66%	.65%	.65%	.67%
Net investment income (loss)	2.92%	2.36%	2.71% D	1.45%	1.97%
Supplemental Data
Net assets, end of period (000 omitted)	$2,296	$2,685	$5,587	$31,271	$25,223
Portfolio turnover rate J	26%	24%	28%	58%	58%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.36 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.17%.

ENet realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.04 per share. Excluding these litigation proceeds, the total return would have been (1.24)%.

FTotal distributions per share do not sum due to rounding.

GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended February 29, 2024

1. Organization.
Telecommunications Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class M, Class C, Telecommunications, Class I and Class Z, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$26,454,151
Gross unrealized depreciation	(24,566,427)
Net unrealized appreciation (depreciation)	$1,887,724
Tax Cost	$195,851,834

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$-
Undistributed ordinary income	$647,266
Capital loss carryforward	$(24,383,431)
Net unrealized appreciation (depreciation) on securities and other investments	$1,885,273

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(2,815,930)
Long-term	(21,567,501)
Total capital loss carryforward	$(24,383,431)

The tax character of distributions paid was as follows:

	February 29, 2024	February 28, 2023
Ordinary Income	$5,255,215	$ 5,364,741
Long-term Capital Gains	2,342,023	11,626,431
Total	$7,597,238	$ 16,991,172

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Telecommunications Portfolio	50,113,160	84,581,317
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .52% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$41,163	$1,006
Class M	.25%	.25%	32,480	-
Class C	.75%	.25%	29,147	1,643
			$102,790	$2,649

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$3,593
Class M	826
Class CA	53
$4,472

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund.

During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	.2000
Class M	.2000
Class C	.2000
Telecommunications	.2000
Class I	.1500

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC received an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$39,521.24
Class M	15,661.24
Class C	7,026.24
Telecommunications	314,104.21
Class I	19,456.16
Class Z	1,083.04
	$396,851

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Telecommunications Portfolio	.0354%

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Telecommunications Portfolio	.04

Subsequent Event - Management Fee.  Effective March 1, 2024, the Fund's management contract will be amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate will pay certain expenses of managing and operating the Fund out of each class's management fee.

Each class of the Fund will pay a management fee to the investment adviser. The management fee will be calculated and paid to the investment adviser every month.

When determining a class's management fee, a mandate rate will be calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate will be subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class.

The annual management fee rate for a class of shares of the Fund will be the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	0.72%
Class M	0.72%
Class C	0.72%
Telecommunications	0.72%
Class I	0.67%
Class Z	0.56%

One-twelfth of the management fee rate for a class will be applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month.

A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Telecommunications Portfolio	$6,856

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Telecommunications Portfolio	Borrower	$ 4,077,133	5.34%	$9,068

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Telecommunications Portfolio	261,186	343,444	(32,379)
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Telecommunications Portfolio	$352
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Telecommunications Portfolio	$926	$-	$-

Bank Borrowings.
The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:
	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Telecommunications Portfolio	$64,000	5.83%	$31
8. Expense Reductions.
During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction
Class A	$413
Class M	787
Class C	62
$1,262

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $14,175.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended February 29, 2024	Year ended February 28, 2023
Telecommunications Portfolio
Distributions to shareholders
Class A	$ 608,617	$1,371,752
Class M	226,115	479,499
Class C	88,039	286,410
Telecommunications	5,963,168	13,019,579
Class I	598,796	1,515,681
Class Z	112,503	318,251
Total	$ 7,597,238	$ 16,991,172
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 29, 2024	Year ended February 28, 2023	Year ended February 29, 2024	Year ended February 28, 2023
Telecommunications Portfolio
Class A
Shares sold	43,001	78,714	$1,846,776	$3,917,123
Reinvestment of distributions	13,440	27,038	586,014	1,318,232
Shares redeemed	(89,654)	(108,969)	(3,795,896)	(5,376,984)
Net increase (decrease)	(33,213)	(3,217)	$(1,363,106)	$(141,629)
Class M
Shares sold	29,602	34,367	$1,262,425	$1,663,349
Reinvestment of distributions	5,207	9,903	225,496	478,658
Shares redeemed	(47,271)	(29,810)	(2,010,396)	(1,403,232)
Net increase (decrease)	(12,462)	14,460	$(522,475)	$738,775
Class C
Shares sold	5,255	10,310	$224,808	$526,650
Reinvestment of distributions	1,964	5,729	86,122	280,668
Shares redeemed	(33,986)	(28,682)	(1,431,291)	(1,415,361)
Net increase (decrease)	(26,767)	(12,643)	$(1,120,361)	$(608,043)
Telecommunications
Shares sold	643,117	538,813	$27,478,363	$26,964,598
Reinvestment of distributions	125,072	247,377	5,494,243	12,134,608
Shares redeemed	(1,121,615)	(773,315)	(48,452,953)	(38,015,718)
Net increase (decrease)	(353,426)	12,875	$(15,480,347)	$1,083,488
Class I
Shares sold	92,263	817,391	$3,962,229	$41,395,131
Reinvestment of distributions	13,260	29,024	594,502	1,455,032
Shares redeemed	(570,092)	(459,823)	(23,438,458)	(21,772,889)
Net increase (decrease)	(464,569)	386,592	$(18,881,727)	$21,077,274
Class Z
Shares sold	45,276	30,184	$1,933,594	$1,459,810
Reinvestment of distributions	1,463	4,499	63,497	231,168
Shares redeemed	(52,424)	(79,794)	(2,198,837)	(3,445,621)
Net increase (decrease)	(5,685)	(45,111)	$(201,746)	$(1,754,643)
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Wireless Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 29, 2024	Past 1 year	Past 5 years	Past 10 years
Wireless Portfolio	19.83%	12.28%	9.54%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Wireless Portfolio on February 28, 2014.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Wireless Portfolio
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 30.45% for the 12 months ending February 29, 2024, according to the S&P 500® index, as robust earnings, a slowing in the pace of inflation and resilient late-cycle expansion of the U.S. economy aided risk assets. The index ended February at a record high. Notably, the rally has been driven by a narrow set of firms in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. This is mostly reflected in semiconductor-related stocks (+113%) and media & entertainment (+68%) names. A likely shift in monetary policy also provided a boost. Aggressive rate hikes by the U.S. Federal Reserve continued until late July, when the Fed decided to pause a series of increases that began in March 2022 at a 22-year high while it observed the effect on inflation and the economy. Following the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline and gained 14.09% through year-end and added 1.68% in January and 5.34% in February. By sector for the full 12 months, information technology (+61%) and communication services (+58%) were standouts, with AI a major tailwind. In sharp contrast, the defensive-oriented utilities sector (-1%) fared worst. Other notable laggards included real estate (+7%) and consumer staples (+8%), each also considered defensive, and energy (+6%).
Comments from Portfolio Manager Matthew Drukker:
For the fiscal year ending February 29, 2024, the fund gained 19.83%, versus 5.91% for the Fidelity Wireless Index and 30.45% for the broad-based S&P 500® index. Relative to the industry index, security selection was the primary contributor, especially within interactive media & services. Picks among passenger ground transportation stocks also helped. Investment choices in the broadline retail and semiconductors categories also boosted the portfolio's relative return. A stake in Meta Platforms (+181%), which was among our largest holdings, led the way on an individual basis. The second-largest contributor was our position in Uber Technologies (+141%), another of the fund's more sizable holdings this period although we decreased our position in the stock the past 12 months. Exposure to Amazon.com (+88%) was another plus and also among the fund's largest holdings at period end. All of these contributors were non-benchmark positions. In contrast, the primary detractor from performance versus the industry index was an underweight in semiconductors. Stock picks and comparatively light exposure to application software firms also hampered the portfolio's relative result. An overweight in wireless telecommunication services stocks proved detrimental to performance as well. The biggest individual relative detractor was an underweight in Qualcomm (+32%), one of our largest holdings. A larger-than-index stake in United States Cellular (-11%), an investment we established this period, also hurt. Another notable relative detractor was Liberty Global (-23%). Notable changes in positioning include increased exposure to the interactive media & services category and a lower allocation to alternative carriers.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Wireless Portfolio
Investment Summary February 29, 2024 (Unaudited)
Top Holdings (% of Fund's net assets)

Apple, Inc.	10.1
AT&T, Inc.	9.4
T-Mobile U.S., Inc.	9.1
American Tower Corp.	7.8
Marvell Technology, Inc.	7.2
Qualcomm, Inc.	5.6
Meta Platforms, Inc. Class A	4.4
Amazon.com, Inc.	2.9
Motorola Solutions, Inc.	2.7
Rogers Communications, Inc. Class B (non-vtg.)	2.5
61.7

Industries (% of Fund's net assets)

Semiconductors & Semiconductor Equipment	18.6
Diversified Telecommunication Services	18.1
Wireless Telecommunication Services	17.0
Technology Hardware, Storage & Peripherals	12.4
Equity Real Estate Investment Trusts (Reits)	9.6
Interactive Media & Services	5.9
Communications Equipment	5.0
Broadline Retail	2.9
Entertainment	2.1
Software	1.8
Ground Transportation	1.7
Oil, Gas & Consumable Fuels	1.2
IT Services	0.6
Consumer Staples Distribution & Retail	0.0

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Wireless Portfolio
Schedule of Investments February 29, 2024
Showing Percentage of Net Assets
Common Stocks - 96.9%
	Shares	Value ($)
Broadline Retail - 2.9%
Broadline Retail - 2.9%
Amazon.com, Inc. (a)	53,600	9,474,336
Communications Equipment - 5.0%
Communications Equipment - 5.0%
Ericsson:
(B Shares)	163,600	888,350
(B Shares) sponsored ADR (b)	472,000	2,567,680
Motorola Solutions, Inc.	26,568	8,777,802
Nokia Corp. sponsored ADR	793,800	2,802,114
ViaSat, Inc. (a)(b)	60,301	1,180,091
		16,216,037
Consumer Staples Distribution & Retail - 0.0%
Food Retail - 0.0%
Maplebear, Inc. (NASDAQ)	700	22,778
Diversified Telecommunication Services - 18.1%
Alternative Carriers - 2.7%
GCI Liberty, Inc. Class A (Escrow) (c)(g)	112,300	1
Iridium Communications, Inc.	47,400	1,372,230
Liberty Global Ltd. Class A	337,800	5,911,500
Liberty Latin America Ltd. Class C (a)	212,100	1,382,892
		8,666,623
Integrated Telecommunication Services - 15.4%
AT&T, Inc.	1,797,300	30,428,289
Cellnex Telecom SA (d)	79,715	2,882,060
Orange SA ADR	619,800	7,127,700
Shenandoah Telecommunications Co.	300	5,598
Telefonica SA sponsored ADR (b)	677,149	2,769,539
Verizon Communications, Inc.	167,901	6,719,398
		49,932,584
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		58,599,207
Entertainment - 2.1%
Movies & Entertainment - 2.1%
Spotify Technology SA (a)	26,600	6,820,506
Equity Real Estate Investment Trusts (REITs) - 9.6%
Telecom Tower REITs - 9.6%
American Tower Corp.	126,592	25,174,085
Crown Castle, Inc.	12,201	1,341,378
SBA Communications Corp. Class A	21,900	4,582,137
		31,097,600
Ground Transportation - 1.7%
Passenger Ground Transportation - 1.7%
Uber Technologies, Inc. (a)	69,200	5,501,400
Interactive Media & Services - 5.9%
Interactive Media & Services - 5.9%
Match Group, Inc. (a)	37,000	1,333,480
Meta Platforms, Inc. Class A	29,400	14,409,822
Snap, Inc. Class A (a)	314,600	3,466,892
		19,210,194
IT Services - 0.6%
Internet Services & Infrastructure - 0.6%
Shopify, Inc. Class A (a)	26,200	2,000,894
Oil, Gas & Consumable Fuels - 1.2%
Oil & Gas Refining & Marketing - 1.2%
Reliance Industries Ltd.	113,800	4,010,834
Semiconductors & Semiconductor Equipment - 18.6%
Semiconductors - 18.6%
Marvell Technology, Inc.	327,200	23,447,152
NXP Semiconductors NV	25,300	6,318,169
Qorvo, Inc. (a)	42,000	4,811,100
Qualcomm, Inc.	114,150	18,011,729
STMicroelectronics NV (depository receipt) (b)	168,300	7,677,846
		60,265,996
Software - 1.8%
Application Software - 1.8%
LivePerson, Inc. (a)	84,000	106,680
RingCentral, Inc. (a)(b)	169,200	5,654,664
Zoom Video Communications, Inc. Class A (a)	300	21,219
		5,782,563
Technology Hardware, Storage & Peripherals - 12.4%
Technology Hardware, Storage & Peripherals - 12.4%
Apple, Inc.	180,020	32,538,613
Samsung Electronics Co. Ltd. (a)	136,470	7,500,963
		40,039,576
Wireless Telecommunication Services - 17.0%
Wireless Telecommunication Services - 17.0%
Bharti Airtel Ltd.	386,000	5,230,872
Bharti Airtel Ltd.	47,900	416,998
Millicom International Cellular SA (a)(b)	177,680	3,313,732
Rogers Communications, Inc. Class B (non-vtg.)	179,500	7,943,683
Spok Holdings, Inc.	1	18
T-Mobile U.S., Inc.	180,016	29,396,613
U.S. Cellular Corp. (a)	179,100	6,248,799
Vodafone Group PLC sponsored ADR (b)	280,581	2,508,394
		55,059,109
TOTAL COMMON STOCKS (Cost $219,110,327)		314,101,030

Money Market Funds - 4.1%
	Shares	Value ($)
Fidelity Securities Lending Cash Central Fund 5.39% (e)(f) (Cost $13,115,605)	13,114,294	13,115,605

TOTAL INVESTMENT IN SECURITIES - 101.0% (Cost $232,225,932)	327,216,635
NET OTHER ASSETS (LIABILITIES) - (1.0)%	(3,110,015)
NET ASSETS - 100.0%	324,106,620

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)	Level 3 security
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,882,060 or 0.9% of net assets.

(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.
(g)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
GCI Liberty, Inc. Class A (Escrow)	5/23/23	0

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	2,912,303	60,718,633	63,630,936	69,670	-	-	-	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	10,799,733	136,103,550	133,787,678	89,050	-	-	13,115,605	0.0%
Total	13,712,036	196,822,183	197,418,614	158,720	-	-	13,115,605

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	314,101,030	310,330,619	3,770,410	1

Money Market Funds	13,115,605	13,115,605	-	-
Total Investments in Securities:	327,216,635	323,446,224	3,770,410	1
Wireless Portfolio
Financial Statements
Statement of Assets and Liabilities
		February 29, 2024

Assets
Investment in securities, at value (including securities loaned of $12,835,249) - See accompanying schedule:
Unaffiliated issuers (cost $219,110,327)	$314,101,030
Fidelity Central Funds (cost $13,115,605)	13,115,605

Total Investment in Securities (cost $232,225,932)		$327,216,635
Foreign currency held at value (cost $134,615)		134,664
Receivable for investments sold		22,594,539
Receivable for fund shares sold		149,531
Dividends receivable		410,340
Distributions receivable from Fidelity Central Funds		4,619
Prepaid expenses		554
Other receivables		12,095
Total assets		350,522,977
Liabilities
Payable to custodian bank	$132,597
Payable for investments purchased	3,223,025
Payable for fund shares redeemed	128,488
Accrued management fee	144,803
Notes payable to affiliates	8,855,000
Other affiliated payables	65,372
Other payables and accrued expenses	751,397
Collateral on securities loaned	13,115,675
Total Liabilities		26,416,357
Net Assets		$324,106,620
Net Assets consist of:
Paid in capital		$223,116,156
Total accumulated earnings (loss)		100,990,464
Net Assets		$324,106,620
Net Asset Value, offering price and redemption price per share ($324,106,620 ÷ 27,229,325 shares)		$11.90
Statement of Operations
		Year ended February 29, 2024
Investment Income
Dividends		$5,867,630
Income from Fidelity Central Funds (including $89,050 from security lending)		158,720
Total Income		6,026,350
Expenses
Management fee	$1,611,636
Transfer agent fees	638,611
Accounting fees	108,986
Custodian fees and expenses	15,086
Independent trustees' fees and expenses	1,965
Registration fees	31,428
Audit	76,697
Legal	984
Interest	2,739
Miscellaneous	1,569
Total expenses before reductions	2,489,701
Expense reductions	(22,764)
Total expenses after reductions		2,466,937
Net Investment income (loss)		3,559,413
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $130,049)	13,401,584
Foreign currency transactions	(3,452)
Total net realized gain (loss)		13,398,132
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $288,050)	39,059,203
Assets and liabilities in foreign currencies	1,365
Total change in net unrealized appreciation (depreciation)		39,060,568
Net gain (loss)		52,458,700
Net increase (decrease) in net assets resulting from operations		$56,018,113
Statement of Changes in Net Assets

	Year ended February 29, 2024	Year ended February 28, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,559,413	$2,866,892
Net realized gain (loss)	13,398,132	10,204,800
Change in net unrealized appreciation (depreciation)	39,060,568	(72,760,166)
Net increase (decrease) in net assets resulting from operations	56,018,113	(59,688,474)
Distributions to shareholders	(7,837,214)	(26,743,653)

Share transactions
Proceeds from sales of shares	39,969,785	36,656,737
Reinvestment of distributions	7,189,424	24,990,417
Cost of shares redeemed	(73,439,523)	(76,575,168)

Net increase (decrease) in net assets resulting from share transactions	(26,280,314)	(14,928,014)
Total increase (decrease) in net assets	21,900,585	(101,360,141)

Net Assets
Beginning of period	302,206,035	403,566,176
End of period	$324,106,620	$302,206,035

Other Information
Shares
Sold	3,580,709	3,281,452
Issued in reinvestment of distributions	622,461	2,265,748
Redeemed	(6,688,166)	(7,089,181)
Net increase (decrease)	(2,484,996)	(1,541,981)

Financial Highlights
Wireless Portfolio

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$10.17	$12.91	$13.34	$10.69	$8.93
Income from Investment Operations
Net investment income (loss) B,C	.12	.09	.10	.10	.14
Net realized and unrealized gain (loss)	1.89	(1.95)	.54	3.50	1.93
Total from investment operations	2.01	(1.86)	.64	3.60	2.07
Distributions from net investment income	(.11)	(.09)	(.09)	(.10)	(.12)
Distributions from net realized gain	(.17)	(.79)	(.98)	(.86)	(.19)
Total distributions	(.28)	(.88)	(1.07)	(.95) D	(.31)
Net asset value, end of period	$11.90	$10.17	$12.91	$13.34	$10.69
Total Return E	19.83%	(14.79)%	4.40%	36.09%	23.01%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.81%	.79%	.77%	.79%	.81%
Expenses net of fee waivers, if any	.80%	.79%	.77%	.79%	.81%
Expenses net of all reductions	.80%	.79%	.77%	.78%	.81%
Net investment income (loss)	1.16%	.85%	.69%	.80%	1.39%
Supplemental Data
Net assets, end of period (000 omitted)	$324,107	$302,206	$403,566	$440,296	$355,309
Portfolio turnover rate H	22%	11%	30%	55%	78%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended February 29, 2024

1. Organization.
Wireless Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds ,including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$128,289,492
Gross unrealized depreciation	(36,846,924)
Net unrealized appreciation (depreciation)	$91,442,568
Tax Cost	$235,774,067

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$-
Undistributed ordinary income	$426,423
Undistributed long-term capital gain	$9,829,064
Net unrealized appreciation (depreciation) on securities and other investments	$91,435,546

The tax character of distributions paid was as follows:

	February 29, 2024	February 28, 2023
Ordinary Income	$3,157,438	$2,921,826
Long-term Capital Gains	4,679,776	23,821,827
Total	$7,837,214	$ 26,743,653

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Wireless Portfolio	66,941,172	105,069,003
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .52% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of .20% of average net assets.

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .21% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records.

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Wireless Portfolio	0.0353%

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Wireless Portfolio	.04

Subsequent Event - Management Fee. Effective March 1, 2024, the Fund's management contract will be amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). Any reference to "class" in this note shall mean "the Fund" as the Fund currently offers only one class of shares. The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate will pay certain expenses of managing and operating the Fund out of each class's management fee.

Each class of the Fund will pay a management fee to the investment adviser. The management fee will be calculated and paid to the investment adviser every month.

When determining a class's management fee, a mandate rate will be calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate will be subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class.

The annual management fee rate for a class of shares of the Fund will be the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Wireless Portfolio	0.72%

One-twelfth of the management fee rate for a class will be applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month.

A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Wireless Portfolio	$1,449

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. Any open loans, including accrued interest, at period end are presented as Notes payable to affiliates in the Statement of Assets and Liabilities. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Wireless Portfolio	Borrower	$ 8,855,000	5.56%	$2,739

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Wireless Portfolio	561,937	9,807,651	(6,099,885)
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Wireless Portfolio	$534
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Wireless Portfolio	$9,303	$-	$-
8. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $22,764.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Select Portfolios and Shareholders of Telecommunications Portfolio and Wireless Portfolio
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Telecommunications Portfolio and Wireless Portfolio (two of the funds constituting Fidelity Select Portfolios, hereafter collectively referred to as the "Funds") as of February 29, 2024, the related statements of operations for the year ended February 29, 2024, the statements of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 29, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 29, 2024 and each of the financial highlights for each of the five years in the period ended February 29, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
April 12, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for Vijay Advani, each of the Trustees oversees 323 funds. Mr. Advani oversees 216 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Trustee
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2018
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2008
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations+
Peter S. Lynch (1944)
Year of Election or Appointment: 2018
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Senior Vice President, Vice President, Treasurer, or Director of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as President or Director of certain Fidelity entities. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer or Director of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
+ The information includes principal occupation during the last five years.
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2023 to February 29, 2024).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value September 1, 2023	Ending Account Value February 29, 2024	Expenses Paid During Period- C September 1, 2023 to February 29, 2024
Telecommunications Portfolio
Class A **	1.11%
Actual		$ 1,000	$ 1,042.30	$ 5.64
Hypothetical-B		$ 1,000	$ 1,019.34	$ 5.57
Class M **	1.36%
Actual		$ 1,000	$ 1,041.10	$ 6.90
Hypothetical-B		$ 1,000	$ 1,018.10	$ 6.82
Class C	1.86%
Actual		$ 1,000	$ 1,038.50	$ 9.43
Hypothetical-B		$ 1,000	$ 1,015.61	$ 9.32
Telecommunications Portfolio **	.84%
Actual		$ 1,000	$ 1,043.90	$ 4.27
Hypothetical-B		$ 1,000	$ 1,020.69	$ 4.22
Class I **	.79%
Actual		$ 1,000	$ 1,044.30	$ 4.02
Hypothetical-B		$ 1,000	$ 1,020.93	$ 3.97
Class Z **	.67%
Actual		$ 1,000	$ 1,044.60	$ 3.41
Hypothetical-B		$ 1,000	$ 1,021.53	$ 3.37

Wireless Portfolio **	.79%
Actual		$ 1,000	$ 1,138.90	$ 4.20
Hypothetical-B		$ 1,000	$ 1,020.93	$ 3.97

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

** If fees and changes to the expense contract and/or expense cap, effective March 1, 2024, had been in effect during the current period, the restated annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in table below:
	Annualized Expense Ratio- A	Expenses Paid
Telecommunications Portfolio
Class A	1.03%
Actual		$ 5.23
Hypothetical- B		$ 5.17
Class M	1.28%
Actual		$ 6.50
Hypothetical- B		$ 6.42
Telecommunications Portfolio	.71%
Actual		$ 3.61
Hypothetical- B		$ 3.57
Class I	.74%
Actual		$ 3.76
Hypothetical- B		$ 3.72
Class Z	.63%
Actual		$ 3.20
Hypothetical- B		$ 3.17

Wireless Portfolio	.71%
Actual		$ 3.78
Hypothetical- B		$ 3.57

A Annualized expense ratio reflects expenses net of applicable fee waivers.
B 5% return per year before expenses

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.
The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 29, 2024, or, if subsequently determined to be different, the net capital gain of such year.

Wireless Portfolio	$15,300,245
A percentage of the dividends distributed during the fiscal year for the following funds were derived from interest on U.S. Government securities which is generally exempt from state income tax.

Telecommunications Portfolio	0.09%

The funds hereby designate the amounts noted below as distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends:

Wireless Portfolio	$24,637
A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	April 2023	July 2023	October 2023	December 2023
Telecommunications Portfolio
Class A	100%	100%	100%	100%
Class M	100%	100%	100%	100%
Class C	100%	100%	100%	100%
Telecommunications	100%	100%	100%	100%
Class I	100%	100%	100%	100%
Class Z	100%	100%	100%	100%
Wireless Portfolio
Wireless				80%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2023	July 2023	October 2023	December 2023
Telecommunications Portfolio
Class A	100%	100%	100%	100%
Class M	100%	100%	100%	100%
Class C	100%	100%	100%	100%
Telecommunications	100%	100%	100%	100%
Class I	100%	100%	100%	100%
Class Z	100%	100%	100%	100%
Wireless Portfolio
Wireless				100%

The funds will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts
Telecommunications Portfolio
Wireless Portfolio
At its January 2024 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), approved an amended and restated management contract with Fidelity Management & Research Company LLC (FMR) (the Management Contract), and amended and restated sub-advisory agreements (the Sub-Advisory Contracts, and together with the Management Contract, the Advisory Contracts) for each fund, including each fund's sub-advisory agreements with FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The Advisory Contracts will be effective March 1, 2024. The Board will consider the annual renewal of each fund's Advisory Contracts in May 2024, following its review of additional materials provided by FMR.
Management Contract. The Board approved the Management Contract, which implements a new fee structure combining the management fee, transfer agent fee (TA Fee), and pricing and bookkeeping fee (P&B Fee) of each fund and each class of Telecommunications Portfolio into a single class-level fee (single fee for Wireless Portfolio) based on tiered schedules and subject to a class-level (for Telecommunications Portfolio) maximum rate (the Unified Fee). In exchange for the Unified Fee, each fund will receive investment advisory, management, administrative, transfer agent, pricing and bookkeeping services under a single agreement - the Management Contract.
In its consideration of the Management Contract over several meetings, the Board received, reviewed and discussed a comprehensive set of analyses regarding the Unified Fee including (i) the legal framework, (ii) design goals for the Unified Fee, (iii) calculation methodology for the Unified Fee and illustrative examples, (iv) annual and cumulative projected impacts under various scenarios, both in the aggregate and at the fund/class level, (v) explanations of schedules, rate levers and maximum rates and (vi) shareholder benefits and projected savings.
The Board considered that the maximum Unified Fee for each fund and each class of Telecommunications Portfolio would be no higher than the sum of (i) the lowest contractual management fee rate under each fund's existing management contract, which is the individual fund fee rate, if any, plus the lowest contractual marginal group fee rate and (ii) the TA and P&B Fee rates, which are fixed fee rates since December 1, 2023 (together, the Unified Fee Cap). The Board noted that Fidelity has represented that, as a result of this Unified Fee Cap, the Unified Fee would be no greater than the fee rates previously authorized to be charged to each fund for the same services. The Board noted that certain expenses such as third-party expenses, Rule 12b-1 fees (for Telecommunications Portfolio), and certain other miscellaneous expenses would be outside the scope of the Unified Fee and the calculation of such fees would not change as a result of the Unified Fee. For Telecommunications Portfolio, the Board considered that, under the Management Contract, a different management fee rate will be applicable to each class of the fund. The Board noted that Fidelity has represented that the difference in expenses between classes is based on differences in class-specific expenses and not due to any difference in advisory or third-party custodial fees or other expenses related to the management of the fund's assets.
The Board considered Fidelity's representations that implementation of the Unified Fee, which includes the Unified Fee Cap, would cause all funds subject to the Unified Fee, including each fund, to experience an immediate reduction on contractual fee rates for services provided under the current management contracts. The Board considered that some funds would not experience lower net total fees as a result of existing fee caps. The Board further considered that, in addition to the contractual fee savings, the Unified Fee offers funds and their shareholders greater protection from future rate increases for services previously offered under separate agreements that are now covered by the Management Contract because such rate increases would require shareholder approval.
Sub-Advisory Contracts. In connection with the Unified Fee changes, the Board considered the Sub-Advisory Contracts, which simplified the calculation of the fees paid by FMR to the sub-advisers under the agreements. The Board noted that the agreements with FMR UK, FMR H.K., and FMR Japan were amended to provide that FMR will compensate each sub-adviser at a fee rate equal to 110% of the sub-adviser's costs incurred in providing services under the agreement. The Board considered that, under the Sub-Advisory Contracts, FMR, and not each fund, will continue to pay the sub-advisory fees to each applicable sub-adviser.
The Board further considered that the approval of each fund's Advisory Contracts will not result in any changes in the investment process or strategies employed in the management of each fund's assets or the day-to-day management of each fund or the persons primarily responsible for such management. Further, the Board considered that the Management Contract would not change the obligations and services of FMR and its affiliates on behalf of each fund, and, in particular, there would be no change in the nature and level of advisory, management, administration, transfer agent, and pricing and bookkeeping services provided to each fund by FMR, its affiliates, and each applicable sub-adviser.
In connection with its consideration of future renewals of each fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for each fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing each fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the funds) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.
Based on its evaluation of all of the conclusions and representations noted above, and after considering all factors it believed relevant, the Board concluded that each fund's management fee structure is fair and reasonable, and that the funds' Advisory Contracts should be approved.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Funds have adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage each Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. Each Fund's Board of Trustees (the Board) has designated each Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factor specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2022 through November 30, 2023.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.846050.117
SELTS-ANN-0424
Fidelity® Select Portfolios®
Utilities Sector

Utilities Portfolio

Annual Report
February 29, 2024

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 29, 2024	Past 1 year	Past 5 years	Past 10 years
Utilities Portfolio	6.01%	6.98%	8.33%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Utilities Portfolio on February 28, 2014.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 30.45% for the 12 months ending February 29, 2024, according to the S&P 500® index, as robust earnings, a slowing in the pace of inflation and resilient late-cycle expansion of the U.S. economy aided risk assets. The index ended February at a record high. Notably, the rally has been driven by a narrow set of firms in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. This is mostly reflected in semiconductor-related stocks (+113%) and media & entertainment (+68%) names. A likely shift in monetary policy also provided a boost. Aggressive rate hikes by the U.S. Federal Reserve continued until late July, when the Fed decided to pause a series of increases that began in March 2022 at a 22-year high while it observed the effect on inflation and the economy. Following the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline and gained 14.09% through year-end and added 1.68% in January and 5.34% in February. By sector for the full 12 months, information technology (+61%) and communication services (+58%) were standouts, with AI a major tailwind. In sharp contrast, the defensive-oriented utilities sector (-1%) fared worst. Other notable laggards included real estate (+7%) and consumer staples (+8%), each also considered defensive, and energy (+6%).
Comments from Portfolio Manager Douglas Simmons:
For the fiscal year ending February 29, 2024, the fund gained 6.01%, versus -2.05% for the MSCI U.S. IMI Utilities 25/50 Index and 30.45% for the broad-based S&P 500® index. Relative to the sector index, security selection was the primary contributor, especially within electric utilities. Stock picking and an overweight in independent power producers & energy traders also helped. Security selection and an underweight in water utilities also boosted the fund's relative performance. Also lifting the fund's relative result was an underweight in gas utilities. The top individual relative contributor was an overweight in Constellation Energy (+128%). Constellation Energy was one of our biggest holdings, though we decreased our stake in the stock this period. The second-largest relative contributor was an overweight in Vistra (+152%). Another notable relative contributor was our stake in Southern (+11%). Southern was one of the fund's largest holdings, but we decreased our investment this period. In contrast, the primary detractor from performance versus the sector index was stock picking in multi-utilities. Stock selection and an overweight in renewable electricity also hampered the fund's result. The biggest individual relative detractor was an overweight in NextEra Energy Partners (-55%). A second notable relative detractor was untimely positioning in Dominion Energy (-23%). Dominion Energy was not held at period end. An underweight in Consolidated Edison (+1%) also detracted. Notable changes in positioning include increased exposure to the independent power producers & energy traders industry and a lower allocation to multi-utilities.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary February 29, 2024 (Unaudited)
Top Holdings (% of Fund's net assets)

NextEra Energy, Inc.	13.0
Sempra	8.9
Constellation Energy Corp.	6.6
PG&E Corp.	6.1
Edison International	6.0
FirstEnergy Corp.	5.5
American Electric Power Co., Inc.	4.9
Entergy Corp.	4.9
Southern Co.	4.9
Eversource Energy	4.8
65.6

Industries (% of Fund's net assets)

Electric Utilities	68.8
Multi-Utilities	17.5
Independent Power and Renewable Electricity Producers	8.6
Electrical Equipment	1.2
Gas Utilities	1.2
Water Utilities	1.0
Chemicals	0.3

Schedule of Investments February 29, 2024
Showing Percentage of Net Assets
Common Stocks - 98.6%
	Shares	Value ($)
Chemicals - 0.3%
Industrial Gases - 0.3%
Air Products & Chemicals, Inc.	15,300	3,580,812
Electric Utilities - 68.8%
Electric Utilities - 68.8%
Allete, Inc.	2,707	153,324
American Electric Power Co., Inc. (a)	668,927	56,985,891
Constellation Energy Corp.	451,474	76,050,795
Duke Energy Corp.	177,447	16,294,958
Edison International	1,017,721	69,225,382
Entergy Corp.	555,963	56,469,162
Evergy, Inc.	491,100	24,329,094
Eversource Energy	956,499	56,146,491
Exelon Corp.	627,100	22,475,264
FirstEnergy Corp.	1,732,845	63,439,455
Fortum Corp.	240,700	3,004,716
Kansai Electric Power Co., Inc.	89,200	1,142,667
NextEra Energy, Inc.	2,737,806	151,099,513
NRG Energy, Inc.	108,099	5,980,037
PG&E Corp.	4,213,492	70,323,181
Pinnacle West Capital Corp.	152,800	10,440,824
PPL Corp.	1,885,406	49,718,156
Southern Co.	837,395	56,314,814
Xcel Energy, Inc.	143,959	7,585,200
		797,178,924
Electrical Equipment - 1.2%
Electrical Components & Equipment - 1.2%
Fluence Energy, Inc. (b)	465,300	7,114,437
Nextracker, Inc. Class A	61,900	3,481,256
Sunrun, Inc. (a)(b)	232,700	2,801,708
		13,397,401
Gas Utilities - 1.2%
Gas Utilities - 1.2%
Southwest Gas Holdings, Inc.	87,534	5,965,442
UGI Corp. (a)	316,295	7,742,902
		13,708,344
Independent Power and Renewable Electricity Producers - 8.6%
Independent Power Producers & Energy Traders - 7.4%
Energy Harbor Corp. (b)	231,300	19,429,200
The AES Corp.	1,786,533	27,155,302
Vistra Corp.	714,627	38,975,757
		85,560,259
Renewable Electricity - 1.2%
Clearway Energy, Inc. Class A (a)	166,124	3,365,672
NextEra Energy Partners LP	338,012	9,285,190
Sunnova Energy International, Inc. (a)(b)	139,933	1,018,712
		13,669,574
TOTAL INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS		99,229,833
Multi-Utilities - 17.5%
Multi-Utilities - 17.5%
DTE Energy Co.	238,955	25,890,774
NiSource, Inc.	1,498,176	39,042,467
Public Service Enterprise Group, Inc.	555,252	34,647,725
Sempra	1,465,508	103,464,865
		203,045,831
Water Utilities - 1.0%
Water Utilities - 1.0%
Essential Utilities, Inc. (a)	338,294	11,765,865
TOTAL COMMON STOCKS (Cost $981,829,058)		1,141,907,010

Money Market Funds - 4.1%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (c)	4,515,263	4,516,166
Fidelity Securities Lending Cash Central Fund 5.39% (c)(d)	43,353,942	43,358,278
TOTAL MONEY MARKET FUNDS (Cost $47,874,444)		47,874,444

TOTAL INVESTMENT IN SECURITIES - 102.7% (Cost $1,029,703,502)	1,189,781,454
NET OTHER ASSETS (LIABILITIES) - (2.7)%	(31,747,923)
NET ASSETS - 100.0%	1,158,033,531

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)	Non-income producing
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	13,606,856	582,351,500	591,442,190	637,232	-	-	4,516,166	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	9,119,850	204,098,094	169,859,666	14,950	-	-	43,358,278	0.1%
Total	22,726,706	786,449,594	761,301,856	652,182	-	-	47,874,444

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	1,141,907,010	1,141,907,010	-	-

Money Market Funds	47,874,444	47,874,444	-	-
Total Investments in Securities:	1,189,781,454	1,189,781,454	-	-
Financial Statements
Statement of Assets and Liabilities
		February 29, 2024

Assets
Investment in securities, at value (including securities loaned of $43,132,336) - See accompanying schedule:
Unaffiliated issuers (cost $981,829,058)	$1,141,907,010
Fidelity Central Funds (cost $47,874,444)	47,874,444

Total Investment in Securities (cost $1,029,703,502)		$1,189,781,454
Receivable for investments sold		38,886,527
Receivable for fund shares sold		2,852,483
Dividends receivable		5,154,793
Distributions receivable from Fidelity Central Funds		31,228
Prepaid expenses		1,856
Other receivables		27,101
Total assets		1,236,735,442
Liabilities
Payable for investments purchased	$32,280,076
Payable for fund shares redeemed	2,337,429
Accrued management fee	496,379
Other affiliated payables	192,095
Other payables and accrued expenses	37,654
Collateral on securities loaned	43,358,278
Total Liabilities		78,701,911
Net Assets		$1,158,033,531
Net Assets consist of:
Paid in capital		$966,106,674
Total accumulated earnings (loss)		191,926,857
Net Assets		$1,158,033,531
Net Asset Value, offering price and redemption price per share ($1,158,033,531 ÷ 11,632,452 shares)		$99.55
Statement of Operations
		Year ended February 29, 2024
Investment Income
Dividends		$37,577,905
Income from Fidelity Central Funds (including $14,950 from security lending)		652,182
Total Income		38,230,087
Expenses
Management fee	$6,746,116
Transfer agent fees	2,267,986
Accounting fees	364,069
Custodian fees and expenses	12,127
Independent trustees' fees and expenses	8,146
Registration fees	68,804
Audit	40,789
Legal	1,213
Interest	12,236
Miscellaneous	7,133
Total expenses before reductions	9,528,619
Expense reductions	(96,700)
Total expenses after reductions		9,431,919
Net Investment income (loss)		28,798,168
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	38,799,030
Foreign currency transactions	73
Total net realized gain (loss)		38,799,103
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	4,857,870
Assets and liabilities in foreign currencies	1,063
Total change in net unrealized appreciation (depreciation)		4,858,933
Net gain (loss)		43,658,036
Net increase (decrease) in net assets resulting from operations		$72,456,204
Statement of Changes in Net Assets

	Year ended February 29, 2024	Year ended February 28, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$28,798,168	$24,300,868
Net realized gain (loss)	38,799,103	32,167,095
Change in net unrealized appreciation (depreciation)	4,858,933	(78,850,488)
Net increase (decrease) in net assets resulting from operations	72,456,204	(22,382,525)
Distributions to shareholders	(46,638,898)	(62,216,948)

Share transactions
Proceeds from sales of shares	299,175,604	921,832,942
Reinvestment of distributions	42,202,004	57,299,028
Cost of shares redeemed	(561,927,330)	(613,822,146)

Net increase (decrease) in net assets resulting from share transactions	(220,549,722)	365,309,824
Total increase (decrease) in net assets	(194,732,416)	280,710,351

Net Assets
Beginning of period	1,352,765,947	1,072,055,596
End of period	$1,158,033,531	$1,352,765,947

Other Information
Shares
Sold	3,004,338	8,651,956
Issued in reinvestment of distributions	425,669	535,973
Redeemed	(5,699,536)	(5,965,477)
Net increase (decrease)	(2,269,529)	3,222,452

Financial Highlights
Utilities Portfolio

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$97.31	$100.38	$86.55	$91.20	$85.32
Income from Investment Operations
Net investment income (loss) B,C	2.21	1.82	1.92	1.61	2.09
Net realized and unrealized gain (loss)	3.57	.04 D	14.72	(1.81)	5.99
Total from investment operations	5.78	1.86	16.64	(.20)	8.08
Distributions from net investment income	(2.13)	(1.75)	(1.71)	(2.12)	(1.94)
Distributions from net realized gain	(1.42)	(3.18)	(1.10)	(2.34)	(.26)
Total distributions	(3.54) E	(4.93)	(2.81)	(4.45) E	(2.20)
Net asset value, end of period	$99.55	$97.31	$100.38	$86.55	$91.20
Total Return F	6.01%	1.46%	19.19%	(.05)%	9.34%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.74%	.74%	.74%	.76%	.75%
Expenses net of fee waivers, if any	.73%	.74%	.73%	.76%	.75%
Expenses net of all reductions	.73%	.74%	.73%	.75%	.74%
Net investment income (loss)	2.23%	1.74%	1.96%	1.88%	2.25%
Supplemental Data
Net assets, end of period (000 omitted)	$1,158,034	$1,352,766	$1,072,056	$896,285	$1,247,009
Portfolio turnover rate I	83%	53%	37%	64%	65% J

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

ETotal distributions per share do not sum due to rounding.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

JPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended February 29, 2024

1. Organization.
Utilities Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$204,449,057
Gross unrealized depreciation	(53,606,910)
Net unrealized appreciation (depreciation)	$150,842,147
Tax Cost	$1,038,939,307

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$-
Undistributed ordinary income	$2,564,134
Undistributed long-term capital gain	$38,520,487
Net unrealized appreciation (depreciation) on securities and other investments	$150,842,236

The tax character of distributions paid was as follows:

	February 29, 2024	February 28, 2023
Ordinary Income	$27,455,620	$23,713,330
Long-term Capital Gains	19,183,278	38,503,618
Total	$46,638,898	$62,216,948
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Utilities Portfolio	1,047,534,061	1,245,526,318
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .52% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of 0.1737% of average net assets.

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .18% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records.

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Utilities Portfolio	0.0280%

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Utilities Portfolio	.03%

Subsequent Event - Management Fee. Effective March 1, 2024, the Fund's management contract will be amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). Any reference to "class" in this note shall mean "the Fund" as the Fund currently offers only one class of shares. The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate will pay certain expenses of managing and operating the Fund out of each class's management fee.

Each class of the Fund will pay a management fee to the investment adviser. The management fee will be calculated and paid to the investment adviser every month.

When determining a class's management fee, a mandate rate will be calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate will be subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class.

The annual management fee rate for a class of shares of the Fund will be the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Utilities Portfolio	0.69%

One-twelfth of the management fee rate for a class will be applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month.

A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Utilities Portfolio	$11,798

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Utilities Portfolio	Borrower	$ 8,120,400	5.42%	$12,236

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Utilities Portfolio	17,450,089	45,535,052	1,971,959
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Utilities Portfolio	$2,367
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Utilities Portfolio	$1,568	$-	$-
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $250.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $96,450.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Select Portfolios and Shareholders of Utilities Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Utilities Portfolio (one of the funds constituting Fidelity Select Portfolios, referred to hereafter as the "Fund") as of February 29, 2024, the related statement of operations for the year ended February 29, 2024, the statement of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2024 and the financial highlights for each of the five years in the period ended February 29, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
April 12, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Vijay Advani, each of the Trustees oversees 323 funds. Mr. Advani oversees 216 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Trustee
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2018
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2008
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations+
Peter S. Lynch (1944)
Year of Election or Appointment: 2018
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Senior Vice President, Vice President, Treasurer, or Director of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as President or Director of certain Fidelity entities. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer or Director of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
+ The information includes principal occupation during the last five years.
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2023 to February 29, 2024).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value September 1, 2023	Ending Account Value February 29, 2024	Expenses Paid During Period- C September 1, 2023 to February 29, 2024

Utilities Portfolio **	.73%
Actual		$ 1,000	$ 1,032.70	$ 3.69
Hypothetical-B		$ 1,000	$ 1,021.23	$ 3.67

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

** If fees and changes to the expense contract and/or expense cap, effective March 1, 2024, had been in effect during the current period, the restated annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in table below:
	Annualized Expense Ratio- A	Expenses Paid

Utilities Portfolio	.68%
Actual		$ 3.44
Hypothetical- B		$ 3.42

A Annualized expense ratio reflects expenses net of applicable fee waivers.
B 5% return per year before expenses

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 29, 2024, $41,063,175, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.08% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts
Utilities Portfolio
At its January 2024 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), approved an amended and restated management contract with Fidelity Management & Research Company LLC (FMR) (the Management Contract), and amended and restated sub-advisory agreements (the Sub-Advisory Contracts, and together with the Management Contract, the Advisory Contracts) for the fund, including the fund's sub-advisory agreements with FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The Advisory Contracts will be effective March 1, 2024. The Board will consider the annual renewal of the fund's Advisory Contracts in May 2024, following its review of additional materials provided by FMR.
Management Contract. The Board approved the Management Contract, which implements a new fee structure combining the management fee, transfer agent fee (TA Fee), and pricing and bookkeeping fee (P&B Fee) of the fund into a single fee based on tiered schedules and subject to a maximum rate (the Unified Fee). In exchange for the Unified Fee, the fund will receive investment advisory, management, administrative, transfer agent, pricing and bookkeeping services under a single agreement - the Management Contract.
In its consideration of the Management Contract over several meetings, the Board received, reviewed and discussed a comprehensive set of analyses regarding the Unified Fee including (i) the legal framework, (ii) design goals for the Unified Fee, (iii) calculation methodology for the Unified Fee and illustrative examples, (iv) annual and cumulative projected impacts under various scenarios, both in the aggregate and at the fund/class level, (v) explanations of schedules, rate levers and maximum rates and (vi) shareholder benefits and projected savings.
The Board considered that the maximum Unified Fee for the fund would be no higher than the sum of (i) the lowest contractual management fee rate under the fund's existing management contract, which is the individual fund fee rate, if any, plus the lowest contractual marginal group fee rate and (ii) the TA and P&B Fee rates, which are fixed fee rates since December 1, 2023 (together, the Unified Fee Cap). The Board noted that Fidelity has represented that, as a result of this Unified Fee Cap, the Unified Fee would be no greater than the fee rates previously authorized to be charged to the fund for the same services. The Board noted that certain expenses such as third-party expenses and certain other miscellaneous expenses would be outside the scope of the Unified Fee and the calculation of such fees would not change as a result of the Unified Fee.
The Board considered Fidelity's representations that implementation of the Unified Fee, which includes the Unified Fee Cap, would cause all funds subject to the Unified Fee, including the fund, to experience an immediate reduction on contractual fee rates for services provided under the current management contracts. The Board considered that some funds would not experience lower net total fees as a result of existing fee caps. The Board further considered that, in addition to the contractual fee savings, the Unified Fee offers funds and their shareholders greater protection from future rate increases for services previously offered under separate agreements that are now covered by the Management Contract because such rate increases would require shareholder approval.
Sub-Advisory Contracts. In connection with the Unified Fee changes, the Board considered the Sub-Advisory Contracts, which simplified the calculation of the fees paid by FMR to the sub-advisers under the agreements. The Board noted that the agreements with FMR UK, FMR H.K., and FMR Japan were amended to provide that FMR will compensate each sub-adviser at a fee rate equal to 110% of the sub-adviser's costs incurred in providing services under the agreement. The Board considered that, under the Sub-Advisory Contracts, FMR, and not the fund, will continue to pay the sub-advisory fees to each applicable sub-adviser.
The Board further considered that the approval of the fund's Advisory Contracts will not result in any changes in the investment process or strategies employed in the management of the fund's assets or the day-to-day management of the fund or the persons primarily responsible for such management. Further, the Board considered that the Management Contract would not change the obligations and services of FMR and its affiliates on behalf of the fund, and, in particular, there would be no change in the nature and level of advisory, management, administration, transfer agent, and pricing and bookkeeping services provided to the fund by FMR, its affiliates, and each applicable sub-adviser.
In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.
Based on its evaluation of all of the conclusions and representations noted above, and after considering all factors it believed relevant, the Board concluded that the fund's management fee structure is fair and reasonable, and that the fund's Advisory Contracts should be approved.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2022 through November 30, 2023.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.813626.119
SELUTL-ANN-0424
Fidelity® Environment and Alternative Energy Fund
Fidelity® Natural Resources Fund

Annual Report
February 29, 2024

Contents

Fidelity® Environment and Alternative Energy Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Natural Resources Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.
Fidelity® Environment and Alternative Energy Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 29, 2024	Past 1 year	Past 5 years	Past 10 years
Fidelity® Environment and Alternative Energy Fund	24.26%	11.13%	9.30%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Environment and Alternative Energy Fund on February 28, 2014.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Fidelity® Environment and Alternative Energy Fund
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 30.45% for the 12 months ending February 29, 2024, according to the S&P 500® index, as robust earnings, a slowing in the pace of inflation and resilient late-cycle expansion of the U.S. economy aided risk assets. The index ended February at a record high. Notably, the rally has been driven by a narrow set of firms in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. This is mostly reflected in semiconductor-related stocks (+113%) and media & entertainment (+68%) names. A likely shift in monetary policy also provided a boost. Aggressive rate hikes by the U.S. Federal Reserve continued until late July, when the Fed decided to pause a series of increases that began in March 2022 at a 22-year high while it observed the effect on inflation and the economy. Following the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline and gained 14.09% through year-end and added 1.68% in January and 5.34% in February. By sector for the full 12 months, information technology (+61%) and communication services (+58%) were standouts, with AI a major tailwind. In sharp contrast, the defensive-oriented utilities sector (-1%) fared worst. Other notable laggards included real estate (+7%) and consumer staples (+8%), each also considered defensive, and energy (+6%).
Comments from Portfolio Manager Julia Pei:
For the fiscal year ending February 29, 2024, the fund gained 24.26%, versus 21.84% for the FTSE EO & Alternative Energy Index and 30.45% for the broad-based S&P 500® index. The biggest contributor to performance versus the sector index was stock selection in communications equipment. Security selection and an overweight in systems software also boosted the fund's relative performance. Also lifting the fund's relative result was an underweight in automobile manufacturers. The top individual relative contributor was an overweight in Microsoft (+68%). Microsoft was the fund's top holding. The second-largest relative contributor was an overweight in Eaton (+68%). Eaton was one of our largest holdings. Another notable relative contributor this period was avoiding Cisco Systems, an index component that gained 3%. In contrast, the primary detractor from performance versus the sector index was an underweight in industrial conglomerates. Picks and an overweight in semiconductor materials & equipment also hampered the fund's result. Also detracting from our result was an overweight in electric utilities. Not owning General Electric, an index component that gained 86%, was the biggest individual relative detractor. An overweight stake in SolarEdge Technologies returned -78% and was a second notable relative detractor. SolarEdge Technologies was not held at period end. An overweight position in RWE returned approximately -20% and also hurt. Notable changes in positioning include decreased exposure to the automobile manufacturers industry and a higher allocation to IT consulting & other services.
Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Environment and Alternative Energy Fund
Investment Summary February 29, 2024 (Unaudited)
Top Holdings (% of Fund's net assets)

Microsoft Corp.	13.3
Linde PLC	8.3
Danaher Corp.	6.3
IBM Corp.	5.9
Eaton Corp. PLC	5.5
Prologis, Inc.	5.1
Union Pacific Corp.	5.0
Tesla, Inc.	4.8
Trane Technologies PLC	3.4
Republic Services, Inc.	3.2
60.8

Industries (% of Fund's net assets)

Software	13.3
Chemicals	9.9
Electrical Equipment	8.9
Semiconductors & Semiconductor Equipment	7.5
IT Services	6.9
Life Sciences Tools & Services	6.9
Equity Real Estate Investment Trusts (Reits)	5.1
Ground Transportation	5.0
Automobiles	4.8
Commercial Services & Supplies	4.6
Machinery	4.5
Building Products	4.3
Electric Utilities	4.2
Communications Equipment	3.2
Containers & Packaging	2.1
Construction & Engineering	2.1
Independent Power and Renewable Electricity Producers	1.7
Professional Services	1.4
Aerospace & Defense	0.9
Electronic Equipment, Instruments & Components	0.8
Energy Equipment & Services	0.8
Oil, Gas & Consumable Fuels	0.6

Fidelity® Environment and Alternative Energy Fund
Schedule of Investments February 29, 2024
Showing Percentage of Net Assets
Common Stocks - 99.5%
	Shares	Value ($)
Aerospace & Defense - 0.9%
Aerospace & Defense - 0.9%
BWX Technologies, Inc.	17,430	1,757,467
Woodward, Inc.	21,670	3,066,088
		4,823,555
Automobiles - 4.8%
Automobile Manufacturers - 4.8%
Tesla, Inc. (a)	125,290	25,293,545
Building Products - 4.3%
Building Products - 4.3%
The AZEK Co., Inc. (a)	93,870	4,516,086
Trane Technologies PLC	64,060	18,062,998
		22,579,084
Chemicals - 9.9%
Commodity Chemicals - 0.2%
PureCycle Technologies, Inc. (a)(b)	225,910	1,308,019
Diversified Chemicals - 0.3%
The Chemours Co. LLC	67,600	1,329,692
Industrial Gases - 8.3%
Linde PLC	97,420	43,724,044
Specialty Chemicals - 1.1%
Aspen Aerogels, Inc. (a)(b)	276,690	4,753,534
PPG Industries, Inc.	5,520	781,632
		5,535,166
TOTAL CHEMICALS		51,896,921
Commercial Services & Supplies - 4.6%
Environmental & Facilities Services - 4.6%
Clean Harbors, Inc. (a)	9,040	1,646,184
Republic Services, Inc.	90,820	16,674,552
Tetra Tech, Inc.	22,710	4,026,937
Veralto Corp.	17,036	1,472,251
		23,819,924
Communications Equipment - 3.2%
Communications Equipment - 3.2%
Arista Networks, Inc. (a)	59,950	16,638,523
Construction & Engineering - 2.1%
Construction & Engineering - 2.1%
AECOM	51,340	4,560,532
Quanta Services, Inc.	25,970	6,272,015
		10,832,547
Containers & Packaging - 2.1%
Metal, Glass & Plastic Containers - 2.1%
Ball Corp.	170,050	10,886,601
Electric Utilities - 4.2%
Electric Utilities - 4.2%
Kansai Electric Power Co., Inc.	447,530	5,732,933
PG&E Corp.	607,280	10,135,503
Southern Co.	89,920	6,047,120
		21,915,556
Electrical Equipment - 8.9%
Electrical Components & Equipment - 7.9%
Array Technologies, Inc. (a)(b)	111,480	1,520,587
Eaton Corp. PLC	99,830	28,850,870
Fluence Energy, Inc. (a)(b)	101,170	1,546,889
Nextracker, Inc. Class A	59,160	3,327,158
Sunrun, Inc. (a)(b)	128,440	1,546,418
Vertiv Holdings Co.	67,940	4,594,103
		41,386,025
Heavy Electrical Equipment - 1.0%
Vestas Wind Systems A/S (a)	194,740	5,427,022
TOTAL ELECTRICAL EQUIPMENT		46,813,047
Electronic Equipment, Instruments & Components - 0.8%
Electronic Components - 0.8%
Coherent Corp. (a)	72,020	4,283,750
Energy Equipment & Services - 0.8%
Oil & Gas Equipment & Services - 0.8%
Baker Hughes Co. Class A	137,030	4,054,718
Equity Real Estate Investment Trusts (REITs) - 5.1%
Industrial REITs - 5.1%
Prologis, Inc.	198,030	26,391,458
Ground Transportation - 5.0%
Rail Transportation - 5.0%
Union Pacific Corp.	102,730	26,061,574
Independent Power and Renewable Electricity Producers - 1.7%
Independent Power Producers & Energy Traders - 1.7%
RWE AG	146,580	4,910,043
The AES Corp.	269,020	4,089,104
		8,999,147
IT Services - 6.9%
IT Consulting & Other Services - 6.9%
Amdocs Ltd.	58,750	5,358,000
IBM Corp.	167,370	30,968,471
		36,326,471
Life Sciences Tools & Services - 6.9%
Life Sciences Tools & Services - 6.9%
Agilent Technologies, Inc.	24,600	3,379,056
Danaher Corp.	129,800	32,857,572
		36,236,628
Machinery - 4.5%
Agricultural & Farm Machinery - 0.7%
Deere & Co.	9,290	3,391,315
Construction Machinery & Heavy Transportation Equipment - 2.5%
Cummins, Inc.	48,332	12,982,459
Industrial Machinery & Supplies & Components - 1.3%
Parker Hannifin Corp.	9,830	5,263,474
Timken Co.	20,340	1,708,357
		6,971,831
TOTAL MACHINERY		23,345,605
Oil, Gas & Consumable Fuels - 0.6%
Coal & Consumable Fuels - 0.2%
Cameco Corp.	32,320	1,309,930
Oil & Gas Refining & Marketing - 0.4%
Neste OYJ	72,720	1,993,975
TOTAL OIL, GAS & CONSUMABLE FUELS		3,303,905
Professional Services - 1.4%
Research & Consulting Services - 1.4%
KBR, Inc.	124,000	7,443,720
Semiconductors & Semiconductor Equipment - 7.5%
Semiconductor Materials & Equipment - 0.9%
Enphase Energy, Inc. (a)	36,300	4,610,463
Semiconductors - 6.6%
Analog Devices, Inc.	40,750	7,816,665
First Solar, Inc. (a)	43,080	6,629,581
NXP Semiconductors NV	55,960	13,974,891
ON Semiconductor Corp. (a)	79,740	6,293,081
		34,714,218
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		39,324,681
Software - 13.3%
Systems Software - 13.3%
Microsoft Corp.	168,900	69,863,795
TOTAL COMMON STOCKS (Cost $374,257,997)		521,134,755

Convertible Preferred Stocks - 0.0%
	Shares	Value ($)
Electronic Equipment, Instruments & Components - 0.0%
Electronic Components - 0.0%
CelLink Corp. Series D (a)(c)(d) (Cost $295,699)	14,200	133,622

Money Market Funds - 1.7%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (e)	144,225	144,254
Fidelity Securities Lending Cash Central Fund 5.39% (e)(f)	8,818,993	8,819,875
TOTAL MONEY MARKET FUNDS (Cost $8,964,129)		8,964,129

TOTAL INVESTMENT IN SECURITIES - 101.2% (Cost $383,517,825)	530,232,506
NET OTHER ASSETS (LIABILITIES) - (1.2)%	(6,455,955)
NET ASSETS - 100.0%	523,776,551

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $133,622 or 0.0% of net assets.

(d)	Level 3 security
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
CelLink Corp. Series D	1/20/22	295,699

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	480,638	57,406,147	57,742,531	77,916	-	-	144,254	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	5,110,325	89,534,503	85,824,953	77,765	-	-	8,819,875	0.0%
Total	5,590,963	146,940,650	143,567,484	155,681	-	-	8,964,129

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	521,134,755	510,797,690	10,337,065	-

Convertible Preferred Stocks	133,622	-	-	133,622

Money Market Funds	8,964,129	8,964,129	-	-
Total Investments in Securities:	530,232,506	519,761,819	10,337,065	133,622
Fidelity® Environment and Alternative Energy Fund
Financial Statements
Statement of Assets and Liabilities
		February 29, 2024

Assets
Investment in securities, at value (including securities loaned of $8,622,550) - See accompanying schedule:
Unaffiliated issuers (cost $374,553,696)	$521,268,377
Fidelity Central Funds (cost $8,964,129)	8,964,129

Total Investment in Securities (cost $383,517,825)		$530,232,506
Foreign currency held at value (cost $5,478)		5,500
Receivable for investments sold		2,308,385
Receivable for fund shares sold		248,365
Dividends receivable		961,789
Distributions receivable from Fidelity Central Funds		21,969
Prepaid expenses		573
Other receivables		1,486
Total assets		533,780,573
Liabilities
Payable for investments purchased	$521,645
Payable for fund shares redeemed	301,493
Accrued management fee	223,993
Other affiliated payables	100,952
Other payables and accrued expenses	36,064
Collateral on securities loaned	8,819,875
Total Liabilities		10,004,022
Net Assets		$523,776,551
Net Assets consist of:
Paid in capital		$493,658,111
Total accumulated earnings (loss)		30,118,440
Net Assets		$523,776,551
Net Asset Value, offering price and redemption price per share ($523,776,551 ÷ 15,196,043 shares)		$34.47
Statement of Operations
		Year ended February 29, 2024
Investment Income
Dividends		$6,664,478
Income from Fidelity Central Funds (including $77,765 from security lending)		155,681
Total Income		6,820,159
Expenses
Management fee	$2,555,793
Transfer agent fees	1,118,422
Accounting fees	172,100
Custodian fees and expenses	14,409
Independent trustees' fees and expenses	3,238
Registration fees	29,662
Audit	46,359
Legal	623
Miscellaneous	2,766
Total expenses before reductions	3,943,372
Expense reductions	(36,428)
Total expenses after reductions		3,906,944
Net Investment income (loss)		2,913,215
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	12,092,522
Foreign currency transactions	34,192
Total net realized gain (loss)		12,126,714
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $5,386)	91,349,319
Assets and liabilities in foreign currencies	2,201
Total change in net unrealized appreciation (depreciation)		91,351,520
Net gain (loss)		103,478,234
Net increase (decrease) in net assets resulting from operations		$106,391,449
Statement of Changes in Net Assets

	Year ended February 29, 2024	Year ended February 28, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,913,215	$3,192,349
Net realized gain (loss)	12,126,714	(103,186,796)
Change in net unrealized appreciation (depreciation)	91,351,520	14,327,854
Net increase (decrease) in net assets resulting from operations	106,391,449	(85,666,593)
Distributions to shareholders	(2,019,768)	(3,228,177)

Share transactions
Proceeds from sales of shares	82,337,401	106,568,582
Reinvestment of distributions	1,855,046	3,006,815
Cost of shares redeemed	(137,391,407)	(303,818,497)

Net increase (decrease) in net assets resulting from share transactions	(53,198,960)	(194,243,100)
Total increase (decrease) in net assets	51,172,721	(283,137,870)

Net Assets
Beginning of period	472,603,830	755,741,700
End of period	$523,776,551	$472,603,830

Other Information
Shares
Sold	2,685,092	3,656,658
Issued in reinvestment of distributions	56,695	111,940
Redeemed	(4,514,624)	(11,200,238)
Net increase (decrease)	(1,772,837)	(7,431,640)

Financial Highlights
Fidelity® Environment and Alternative Energy Fund

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$27.85	$30.97	$30.16	$23.80	$24.92
Income from Investment Operations
Net investment income (loss) B,C	.18	.15	.11	.24	.27
Net realized and unrealized gain (loss)	6.57	(3.09)	3.46	8.02	(.81)
Total from investment operations	6.75	(2.94)	3.57	8.26	(.54)
Distributions from net investment income	(.13)	(.18)	(.10)	(.26)	(.23)
Distributions from net realized gain	-	-	(2.66)	(1.64)	(.35)
Total distributions	(.13)	(.18)	(2.76)	(1.90)	(.58)
Net asset value, end of period	$34.47	$27.85	$30.97	$30.16	$23.80
Total Return D	24.26%	(9.46)%	11.02%	38.97%	(2.35)%
Ratios to Average Net Assets C,E,F
Expenses before reductions	.81%	.79%	.79%	.85%	.85%
Expenses net of fee waivers, if any	.80%	.79%	.79%	.85%	.85%
Expenses net of all reductions	.80%	.79%	.79%	.85%	.85%
Net investment income (loss)	.60%	.52%	.33%	.95%	1.08%
Supplemental Data
Net assets, end of period (000 omitted)	$523,777	$472,604	$755,742	$373,982	$181,456
Portfolio turnover rate G	35%	34%	89%	28%	49%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Natural Resources Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 29, 2024	Past 1 year	Past 5 years	Past 10 years
Fidelity® Natural Resources Fund	6.57%	12.38%	2.98%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Natural Resources Fund on February 28, 2014.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Fidelity® Natural Resources Fund
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 30.45% for the 12 months ending February 29, 2024, according to the S&P 500® index, as robust earnings, a slowing in the pace of inflation and resilient late-cycle expansion of the U.S. economy aided risk assets. The index ended February at a record high. Notably, the rally has been driven by a narrow set of firms in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. This is mostly reflected in semiconductor-related stocks (+113%) and media & entertainment (+68%) names. A likely shift in monetary policy also provided a boost. Aggressive rate hikes by the U.S. Federal Reserve continued until late July, when the Fed decided to pause a series of increases that began in March 2022 at a 22-year high while it observed the effect on inflation and the economy. Following the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline and gained 14.09% through year-end and added 1.68% in January and 5.34% in February. By sector for the full 12 months, information technology (+61%) and communication services (+58%) were standouts, with AI a major tailwind. In sharp contrast, the defensive-oriented utilities sector (-1%) fared worst. Other notable laggards included real estate (+7%) and consumer staples (+8%), each also considered defensive, and energy (+6%).
Comments from Portfolio Manager Ashley Fernandes:
For the fiscal year ending February 29, 2024, the fund gained 6.57%, versus 7.18% for the S&P North American Natural Resources Sector Index and 30.45% for the broad-based S&P 500® index. Relative to the industry index, market selection was the primary detractor, especially an underweight in the outperforming construction materials segment. Stock selection and an overweight in copper also hurt; to a lesser extent, an underweight in oil & gas storage & transportation hampered the fund's result. A non-index stake in First Quantum Minerals returned roughly -50% and was the biggest individual relative detractor. A second notable relative detractor was an overweight in Kosmos Energy (-22%). An overweight in Exxon Mobil (-1%), the fund's top holding, also hurt. In contrast, the biggest contributor to performance versus the industry index was stock selection in integrated oil & gas. Security selection in oil & gas equipment & services also boosted the fund's relative performance. An overweight in oil & gas refining & marketing further helped. The fund's non-index stake in MEG Energy gained 36% and was the top individual relative contributor. MEG Energy was the fund's third-largest holding at the end of February. A second notable relative contributor was our non-index stake in Imperial Oil (+30%), which was the fund's second-largest position at period end. An overweight in Weatherford International (+54%), another of the fund's largest holdings, also contributed. Notable changes in positioning the past 12 months include increased exposure to the gold industry and the integrated oil & gas segment, and a lower allocation to copper.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Natural Resources Fund
Investment Summary February 29, 2024 (Unaudited)
Top Holdings (% of Fund's net assets)

Exxon Mobil Corp.	18.6
Imperial Oil Ltd.	8.2
MEG Energy Corp.	6.9
Shell PLC ADR	6.3
Valero Energy Corp.	5.0
Phillips 66 Co.	4.9
Pioneer Natural Resources Co.	4.5
Canadian Natural Resources Ltd.	4.2
Athabasca Oil Corp.	3.3
Weatherford International PLC	3.2
65.1

Industries (% of Fund's net assets)

Oil, Gas & Consumable Fuels	72.0
Metals & Mining	11.3
Energy Equipment & Services	7.1
Containers & Packaging	5.8
Chemicals	3.0
Paper & Forest Products	0.2

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Fidelity® Natural Resources Fund
Schedule of Investments February 29, 2024
Showing Percentage of Net Assets
Common Stocks - 99.4%
	Shares	Value ($)
Chemicals - 3.0%
Commodity Chemicals - 1.6%
Dow, Inc.	162,500	9,080,500
Industrial Gases - 1.4%
Linde PLC	18,900	8,482,698
TOTAL CHEMICALS		17,563,198
Containers & Packaging - 5.8%
Metal, Glass & Plastic Containers - 3.8%
Aptargroup, Inc.	71,100	9,986,706
Crown Holdings, Inc.	69,100	5,294,442
Greif, Inc. Class A	107,800	6,948,788
		22,229,936
Paper & Plastic Packaging Products & Materials - 2.0%
Avery Dennison Corp.	56,400	12,212,292
TOTAL CONTAINERS & PACKAGING		34,442,228
Energy Equipment & Services - 7.1%
Oil & Gas Equipment & Services - 7.1%
Expro Group Holdings NV (a)	540,400	9,667,756
Schlumberger Ltd.	89,300	4,315,869
TechnipFMC PLC	413,900	8,977,491
Weatherford International PLC (a)	181,564	18,630,282
		41,591,398
Metals & Mining - 11.3%
Copper - 3.9%
First Quantum Minerals Ltd.	775,600	7,343,669
Freeport-McMoRan, Inc.	407,000	15,388,670
		22,732,339
Diversified Metals & Mining - 3.3%
Ivanhoe Mines Ltd. (a)(b)	962,400	10,232,791
Teck Resources Ltd. Class B	246,000	9,451,320
		19,684,111
Gold - 4.1%
Agnico Eagle Mines Ltd. (United States)	59,400	2,854,764
Franco-Nevada Corp.	81,400	8,522,364
Newmont Corp.	185,300	5,790,625
Wheaton Precious Metals Corp. (b)	162,250	6,683,078
		23,850,831
TOTAL METALS & MINING		66,267,281
Oil, Gas & Consumable Fuels - 72.0%
Coal & Consumable Fuels - 1.0%
Cameco Corp.	150,153	6,085,701
Integrated Oil & Gas - 35.5%
Exxon Mobil Corp.	1,043,504	109,067,038
Galp Energia SGPS SA Class B	906,500	14,274,888
Imperial Oil Ltd.	774,300	48,449,734
Shell PLC ADR	587,000	36,881,210
		208,672,870
Oil & Gas Exploration & Production - 24.6%
Africa Oil Corp.	7,895,000	12,158,236
Athabasca Oil Corp. (a)	5,422,400	19,657,523
Canadian Natural Resources Ltd. (b)	350,900	24,454,221
Eco Atlantic Oil & Gas Ltd. (a)	3,500,000	425,524
Hess Corp.	43,200	6,296,400
Kosmos Energy Ltd. (a)	2,339,000	14,361,460
MEG Energy Corp. (a)	1,904,639	40,769,084
Pioneer Natural Resources Co.	113,800	26,764,622
		144,887,070
Oil & Gas Refining & Marketing - 10.9%
PBF Energy, Inc. Class A	122,300	5,711,410
Phillips 66 Co.	201,516	28,718,045
Valero Energy Corp.	209,300	29,607,578
		64,037,033
TOTAL OIL, GAS & CONSUMABLE FUELS		423,682,674
Paper & Forest Products - 0.2%
Forest Products - 0.2%
Interfor Corp. (a)	82,500	1,233,412
TOTAL COMMON STOCKS (Cost $395,031,245)		584,780,191

Money Market Funds - 5.4%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (c)	7,575,014	7,576,529
Fidelity Securities Lending Cash Central Fund 5.39% (c)(d)	23,961,469	23,963,865
TOTAL MONEY MARKET FUNDS (Cost $31,540,394)		31,540,394

TOTAL INVESTMENT IN SECURITIES - 104.8% (Cost $426,571,639)	616,320,585
NET OTHER ASSETS (LIABILITIES) - (4.8)%	(28,078,115)
NET ASSETS - 100.0%	588,242,470

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	8,697,934	172,105,401	173,226,806	179,721	-	-	7,576,529	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	5,144,250	188,664,812	169,845,197	92,010	-	-	23,963,865	0.1%
Total	13,842,184	360,770,213	343,072,003	271,731	-	-	31,540,394

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	584,780,191	584,780,191	-	-

Money Market Funds	31,540,394	31,540,394	-	-
Total Investments in Securities:	616,320,585	616,320,585	-	-
Fidelity® Natural Resources Fund
Financial Statements
Statement of Assets and Liabilities
		February 29, 2024

Assets
Investment in securities, at value (including securities loaned of $23,794,975) - See accompanying schedule:
Unaffiliated issuers (cost $395,031,245)	$584,780,191
Fidelity Central Funds (cost $31,540,394)	31,540,394

Total Investment in Securities (cost $426,571,639)		$616,320,585
Receivable for investments sold		658,405
Receivable for fund shares sold		357,147
Dividends receivable		2,244,297
Distributions receivable from Fidelity Central Funds		9,961
Prepaid expenses		1,562
Other receivables		103,909
Total assets		619,695,866
Liabilities
Payable for investments purchased	$6,624,143
Payable for fund shares redeemed	364,630
Accrued management fee	252,572
Other affiliated payables	110,294
Other payables and accrued expenses	137,892
Collateral on securities loaned	23,963,865
Total Liabilities		31,453,396
Net Assets		$588,242,470
Net Assets consist of:
Paid in capital		$614,276,670
Total accumulated earnings (loss)		(26,034,200)
Net Assets		$588,242,470
Net Asset Value, offering price and redemption price per share ($588,242,470 ÷ 14,026,330 shares)		$41.94
Statement of Operations
		Year ended February 29, 2024
Investment Income
Dividends		$15,380,202
Income from Fidelity Central Funds (including $92,010 from security lending)		271,731
Total Income		15,651,933
Expenses
Management fee	$3,456,468
Transfer agent fees	1,271,109
Accounting fees	214,958
Custodian fees and expenses	36,213
Independent trustees' fees and expenses	4,247
Registration fees	56,081
Audit	46,487
Legal	1,700
Interest	12,426
Miscellaneous	4,248
Total expenses before reductions	5,103,937
Expense reductions	(49,234)
Total expenses after reductions		5,054,703
Net Investment income (loss)		10,597,230
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	57,572,997
Foreign currency transactions	(9,852)
Total net realized gain (loss)		57,563,145
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(41,700,340)
Assets and liabilities in foreign currencies	(56)
Total change in net unrealized appreciation (depreciation)		(41,700,396)
Net gain (loss)		15,862,749
Net increase (decrease) in net assets resulting from operations		$26,459,979
Statement of Changes in Net Assets

	Year ended February 29, 2024	Year ended February 28, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,597,230	$16,561,675
Net realized gain (loss)	57,563,145	15,932,931
Change in net unrealized appreciation (depreciation)	(41,700,396)	64,590,252
Net increase (decrease) in net assets resulting from operations	26,459,979	97,084,858
Distributions to shareholders	(10,079,753)	(18,584,123)

Share transactions
Proceeds from sales of shares	175,332,712	634,417,680
Reinvestment of distributions	9,365,908	17,432,108
Cost of shares redeemed	(425,265,456)	(515,954,973)

Net increase (decrease) in net assets resulting from share transactions	(240,566,836)	135,894,815
Total increase (decrease) in net assets	(224,186,610)	214,395,550

Net Assets
Beginning of period	812,429,080	598,033,530
End of period	$588,242,470	$812,429,080

Other Information
Shares
Sold	4,251,604	16,884,073
Issued in reinvestment of distributions	228,353	466,676
Redeemed	(10,775,156)	(14,503,991)
Net increase (decrease)	(6,295,199)	2,846,758

Financial Highlights
Fidelity® Natural Resources Fund

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$39.98	$34.22	$23.21	$20.59	$25.55
Income from Investment Operations
Net investment income (loss) B,C	.65	.83	.51	.30	.30
Net realized and unrealized gain (loss)	1.96	5.87	10.91	2.69	(4.88)
Total from investment operations	2.61	6.70	11.42	2.99	(4.58)
Distributions from net investment income	(.65)	(.94)	(.41)	(.37)	(.30)
Distributions from net realized gain	-	-	-	-	(.08)
Total distributions	(.65)	(.94)	(.41)	(.37)	(.38)
Net asset value, end of period	$41.94	$39.98	$34.22	$23.21	$20.59
Total Return D	6.57%	19.78%	49.71%	14.76%	(18.25)%
Ratios to Average Net Assets C,E,F
Expenses before reductions	.77%	.77%	.82%	.89%	.84%
Expenses net of fee waivers, if any	.76%	.77%	.81%	.89%	.84%
Expenses net of all reductions	.76%	.77%	.81%	.88%	.84%
Net investment income (loss)	1.60%	2.21%	1.84%	1.62%	1.18%
Supplemental Data
Net assets, end of period (000 omitted)	$588,242	$812,429	$598,034	$292,887	$315,533
Portfolio turnover rate G	50%	74%	98%	90%	8%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended February 29, 2024

1. Organization.
Fidelity Environment and Alternative Energy Fund and Fidelity Natural Resources Fund (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Fidelity Natural Resources Fund may also invest in certain precious metals.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated each Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, each Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages each Fund's fair valuation practices and maintains the fair valuation policies and procedures. Each Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2024 is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Natural Resources Fund	94,026

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2024, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Fidelity Environment and Alternative Energy Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred Trustee compensation and capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax Cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Environment and Alternative Energy Fund	$384,670,825	$157,018,710	$(11,457,029)	$145,561,681
Fidelity Natural Resources Fund	429,259,489	199,859,372	(12,798,276)	187,061,096

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Environment and Alternative Energy Fund	$135,161	$(115,575,035)	$145,558,314
Fidelity Natural Resources Fund	-	(213,012,313)	187,060,930
Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Short-term	Long-term	Total capital loss carryforward
Fidelity Environment and Alternative Energy Fund	$(92,561,271)	$(23,013,764)	$(115,575,035)
Fidelity Natural Resources Fund	(109,009,339)	(104,002,974)	(213,012,313)

The tax character of distributions paid was as follows:

February 29, 2024
	Ordinary Income	Total
Fidelity Environment and Alternative Energy Fund	$2,019,768	$2,019,768
Fidelity Natural Resources Fund	10,079,753	10,079,753

February 28, 2023
	Ordinary Income	Total
Fidelity Environment and Alternative Energy Fund	$3,228,177	$3,228,177
Fidelity Natural Resources Fund	18,584,123	18,584,123

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Environment and Alternative Energy Fund	170,661,888	222,823,135
Fidelity Natural Resources Fund	330,636,675	554,747,879
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Fidelity Environment and Alternative Energy Fund	.30%	.22%	.52%
Fidelity Natural Resources Fund	.30%	.22%	.52%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent.

During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

Fidelity Environment and Alternative Energy Fund	.2000%
Fidelity Natural Resources Fund	.1945%

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity Environment and Alternative Energy Fund	.23%
Fidelity Natural Resources Fund	.19%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records.

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Environment and Alternative Energy Fund	0.0349%
Fidelity Natural Resources Fund	0.0331%

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Environment and Alternative Energy Fund	0.04%
Fidelity Natural Resources Fund	0.03%

Subsequent Event - Management Fee. Effective March 1, 2024, each Fund's management contract will be amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). Any reference to "class" in this note shall mean "the Fund" as the Fund currently offers only one class of shares. The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate will pay certain expenses of managing and operating each Fund out of each class's management fee.

Each class of each Fund will pay a management fee to the investment adviser. The management fee will be calculated and paid to the investment adviser every month.

When determining a class's management fee, a mandate rate will be calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate will be subtracted from the mandate rate once each Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class.

The annual management fee rate for a class of shares of each Fund will be the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Fidelity Environment and Alternative Energy Fund	0.72
Fidelity Natural Resources Fund	0.71
One-twelfth of the management fee rate for a class will be applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month.

A different management fee rate may be applicable to each class of each Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of each Fund's assets, which do not vary by class.

Effective March 1, 2024, each Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Environment and Alternative Energy Fund	$4,915
Fidelity Natural Resources Fund	7,258

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), each Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing each Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Natural Resources Fund	Borrower	$ 2,980,536	5.25%	$12,164

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Environment and Alternative Energy Fund	7,614,935	16,426,606	2,612,088
Fidelity Natural Resources Fund	15,743,390	24,291,358	3,093,140
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Environment and Alternative Energy Fund	$848
Fidelity Natural Resources Fund	1,248
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Environment and Alternative Energy Fund	$8,194	$15,303	$167,910
Fidelity Natural Resources Fund	$9,560	$-	$-
8. Bank Borrowings.
Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:
	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Natural Resources Fund	$576,333	5.46%	$262
9. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses as follows:

Amount
Fidelity Environment and Alternative Energy Fund	$36,428
Fidelity Natural Resources Fund	49,234
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Select Portfolios and Shareholders of Fidelity Environment and Alternative Energy Fund and Fidelity Natural Resources Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity Environment and Alternative Energy Fund and Fidelity Natural Resources Fund (two of the funds constituting Fidelity Select Portfolios, hereafter collectively referred to as the "Funds") as of February 29, 2024, the related statements of operations for the year ended February 29, 2024, the statements of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 29, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 29, 2024 and each of the financial highlights for each of the five years in the period ended February 29, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
April 10, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for Vijay Advani, each of the Trustees oversees 323 funds. Mr. Advani oversees 216 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Trustee
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2018
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2008
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations+
Peter S. Lynch (1944)
Year of Election or Appointment: 2018
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Senior Vice President, Vice President, Treasurer, or Director of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as President or Director of certain Fidelity entities. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer or Director of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
+ The information includes principal occupation during the last five years.
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2023 to February 29, 2024).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value September 1, 2023	Ending Account Value February 29, 2024	Expenses Paid During Period- C September 1, 2023 to February 29, 2024

Fidelity® Environment and Alternative Energy Fund **	.79%
Actual		$ 1,000	$ 1,112.70	$ 4.15
Hypothetical-B		$ 1,000	$ 1,020.93	$ 3.97

Fidelity® Natural Resources Fund **	.77%
Actual		$ 1,000	$ 985.70	$ 3.80
Hypothetical-B		$ 1,000	$ 1,021.03	$ 3.87

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

** If fees and changes to the expense contract and/or expense cap, effective March 1, 2024, had been in effect during the current period, the restated annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in table below:
	Annualized Expense Ratio- A	Expenses Paid

Fidelity® Environment and Alternative Energy Fund	.69%
Actual		$ 3.63
Hypothetical- B		$ 3.47

Fidelity® Natural Resources Fund	.71%
Actual		$ 3.51
Hypothetical- B		$ 3.57

A Annualized expense ratio reflects expenses net of applicable fee waivers.
B 5% return per year before expenses

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

Fidelity Environment and Alternative Energy Fund
December 2023	100%
Fidelity Natural Resources Fund
April 2023	99%
December 2023	80%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fidelity Environment and Alternative Energy Fund
December 2023	100%
Fidelity Natural Resources Fund
April 2023	100%
December 2023	100%

The funds hereby designate the amounts noted below as distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends:

Fidelity Natural Resources Fund	$96,237

The funds will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts
Fidelity Environmental and Alternative Energy Fund
Fidelity Nature Resources Fund
At its January 2024 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), approved an amended and restated management contract with Fidelity Management & Research Company LLC (FMR) (the Management Contract), and amended and restated sub-advisory agreements (the Sub-Advisory Contracts, and together with the Management Contract, the Advisory Contracts) for each fund, including each fund's sub-advisory agreements with FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The Advisory Contracts will be effective March 1, 2024. The Board will consider the annual renewal of each fund's Advisory Contracts in May 2024, following its review of additional materials provided by FMR.
Management Contract. The Board approved the Management Contract, which implements a new fee structure combining the management fee, transfer agent fee (TA Fee), and pricing and bookkeeping fee (P&B Fee) of each fund into a single fee based on tiered schedules and subject to a maximum rate (the Unified Fee). In exchange for the Unified Fee, each fund will receive investment advisory, management, administrative, transfer agent, pricing and bookkeeping services under a single agreement - the Management Contract.
In its consideration of the Management Contract over several meetings, the Board received, reviewed and discussed a comprehensive set of analyses regarding the Unified Fee including (i) the legal framework, (ii) design goals for the Unified Fee, (iii) calculation methodology for the Unified Fee and illustrative examples, (iv) annual and cumulative projected impacts under various scenarios, both in the aggregate and at the fund/class level, (v) explanations of schedules, rate levers and maximum rates and (vi) shareholder benefits and projected savings.
The Board considered that the maximum Unified Fee for each fund would be no higher than the sum of (i) the lowest contractual management fee rate under each fund's existing management contract, which is the individual fund fee rate, if any, plus the lowest contractual marginal group fee rate and (ii) the TA and P&B Fee rates, which are fixed fee rates since December 1, 2023 (together, the Unified Fee Cap). The Board noted that Fidelity has represented that, as a result of this Unified Fee Cap, the Unified Fee would be no greater than the fee rates previously authorized to be charged to each fund for the same services. The Board noted that certain expenses such as third-party expenses and certain other miscellaneous expenses would be outside the scope of the Unified Fee and the calculation of such fees would not change as a result of the Unified Fee.
The Board considered Fidelity's representations that implementation of the Unified Fee, which includes the Unified Fee Cap, would cause all funds subject to the Unified Fee, including each fund, to experience an immediate reduction on contractual fee rates for services provided under the current management contracts. The Board considered that some funds would not experience lower net total fees as a result of existing fee caps. The Board further considered that, in addition to the contractual fee savings, the Unified Fee offers funds and their shareholders greater protection from future rate increases for services previously offered under separate agreements that are now covered by the Management Contract because such rate increases would require shareholder approval.
Sub-Advisory Contracts. In connection with the Unified Fee changes, the Board considered the Sub-Advisory Contracts, which simplified the calculation of the fees paid by FMR to the sub-advisers under the agreements. The Board noted that the agreements with FMR UK, FMR H.K., and FMR Japan were amended to provide that FMR will compensate each sub-adviser at a fee rate equal to 110% of the sub-adviser's costs incurred in providing services under the agreement. The Board considered that, under the Sub-Advisory Contracts, FMR, and not each fund, will continue to pay the sub-advisory fees to each applicable sub-adviser.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Funds have adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage each Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. Each Fund's Board of Trustees (the Board) has designated each Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factor specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2022 through November 30, 2023.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.9901475.102
EAE-NRF-ANN-0424
Fidelity® Select Portfolios®
Energy Sector

Energy Portfolio

Annual Report
February 29, 2024

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 29, 2024	Past 1 year	Past 5 years	Past 10 years
Energy Portfolio	6.66%	11.60%	2.88%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Energy Portfolio on February 28, 2014.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 30.45% for the 12 months ending February 29, 2024, according to the S&P 500® index, as robust earnings, a slowing in the pace of inflation and resilient late-cycle expansion of the U.S. economy aided risk assets. The index ended February at a record high. Notably, the rally has been driven by a narrow set of firms in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. This is mostly reflected in semiconductor-related stocks (+113%) and media & entertainment (+68%) names. A likely shift in monetary policy also provided a boost. Aggressive rate hikes by the U.S. Federal Reserve continued until late July, when the Fed decided to pause a series of increases that began in March 2022 at a 22-year high while it observed the effect on inflation and the economy. Following the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline and gained 14.09% through year-end and added 1.68% in January and 5.34% in February. By sector for the full 12 months, information technology (+61%) and communication services (+58%) were standouts, with AI a major tailwind. In sharp contrast, the defensive-oriented utilities sector (-1%) fared worst. Other notable laggards included real estate (+7%) and consumer staples (+8%), each also considered defensive, and energy (+6%).
Comments from Portfolio Manager Maurice FitzMaurice:
For the fiscal year ending February 29, 2024, the fund gained 6.66%, versus 6.64% for the MSCI U.S. IMI Energy 25/50 Index and 30.45% for the broad-based S&P 500® index. Relative to the sector index, security selection was the primary contributor, especially within oil & gas exploration & production. Stock selection in oil & gas equipment & services also helped. Security selection in oil & gas drilling and the independent power producers & energy traders group also boosted the fund's relative performance. The top individual relative contributor was our non-index stake in Canadian National Resources (+28%). Canadian National Resources was among our biggest holdings. A second notable relative contributor was an underweight in Chevron (-2%). Chevron was one of our largest holdings, though we pared the position. An overweight in TechnipFMC (+42%) also helped, and we reduced the position this period. In contrast, the primary detractor from performance versus the sector index was an overweight in oil & gas drilling. Stock selection and an underweight in oil & gas storage & transportation also hampered the fund's result. Also detracting from our result was an overweight in oil & gas equipment & services. The biggest individual relative detractor was an underweight in Phillips (+44%). This period we decreased our investment in Phillips. A second notable relative detractor was our non-index stake in Cenovus Energy (-4%). Cenovus Energy was among the fund's largest holdings. Not owning Williams Companies, an index component that gained about 26%, was another notable relative detractor. Notable changes in positioning include increased exposure to oil & gas storage & transportation.

.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary February 29, 2024 (Unaudited)
Top Holdings (% of Fund's net assets)

Exxon Mobil Corp.	24.2
Canadian Natural Resources Ltd.	5.8
Chevron Corp.	5.2
Schlumberger Ltd.	5.2
Cenovus Energy, Inc. (Canada)	5.1
Marathon Petroleum Corp.	4.8
Occidental Petroleum Corp.	4.2
Valero Energy Corp.	3.8
Hess Corp.	3.7
ConocoPhillips Co.	3.4
65.4

Industries (% of Fund's net assets)

Oil, Gas & Consumable Fuels	82.8
Energy Equipment & Services	15.6
Machinery	0.8
Independent Power and Renewable Electricity Producers	0.7

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments February 29, 2024
Showing Percentage of Net Assets
Common Stocks - 99.9%
	Shares	Value ($)
Energy Equipment & Services - 15.6%
Oil & Gas Drilling - 3.4%
Noble Corp. PLC	282,400	11,807,144
Odfjell Drilling Ltd.	1,485,118	6,257,147
Patterson-UTI Energy, Inc.	1,910,112	22,099,996
Shelf Drilling Ltd. (a)(b)	1,347,589	3,457,373
Valaris Ltd. (a)	460,800	29,053,440
		72,675,100
Oil & Gas Equipment & Services - 12.2%
Halliburton Co.	1,812,000	63,546,840
NOV, Inc.	163,000	2,754,700
Oceaneering International, Inc. (a)	895,430	17,693,697
ProFrac Holding Corp. (a)(c)	439,100	3,591,838
ProPetro Holding Corp. (a)	327,201	2,421,287
Schlumberger Ltd.	2,282,169	110,297,228
TechnipFMC PLC	2,771,772	60,119,735
		260,425,325
TOTAL ENERGY EQUIPMENT & SERVICES		333,100,425
Independent Power and Renewable Electricity Producers - 0.7%
Independent Power Producers & Energy Traders - 0.7%
Vistra Corp.	255,300	13,924,062
Machinery - 0.8%
Industrial Machinery & Supplies & Components - 0.8%
Chart Industries, Inc. (a)(c)	112,500	16,071,750
Oil, Gas & Consumable Fuels - 82.8%
Integrated Oil & Gas - 41.3%
Cenovus Energy, Inc. (Canada)	6,199,906	108,040,951
Chevron Corp.	734,717	111,684,331
Exxon Mobil Corp.	4,928,746	515,152,533
Imperial Oil Ltd.	404,600	25,316,753
Occidental Petroleum Corp.	1,466,215	88,867,291
Occidental Petroleum Corp. warrants 8/3/27 (a)	99,550	3,842,630
Suncor Energy, Inc.	779,900	26,796,402
		879,700,891
Oil & Gas Exploration & Production - 25.3%
Antero Resources Corp. (a)	998,700	25,666,590
Canadian Natural Resources Ltd.	1,773,580	123,548,799
Chord Energy Corp.	78,652	12,777,017
ConocoPhillips Co.	653,466	73,541,064
Devon Energy Corp.	129,600	5,710,176
Diamondback Energy, Inc.	318,000	58,041,360
EOG Resources, Inc.	127,164	14,555,191
Hess Corp.	541,100	78,865,325
National Energy Services Reunited Corp. (a)	3,280,520	25,424,030
Northern Oil & Gas, Inc.	123,860	4,425,518
Ovintiv, Inc.	990,000	48,915,900
Pioneer Natural Resources Co.	136,166	32,024,882
Range Resources Corp.	802,100	25,362,402
SM Energy Co.	222,200	9,725,694
		538,583,948
Oil & Gas Refining & Marketing - 9.8%
Marathon Petroleum Corp.	607,092	102,738,179
Phillips 66 Co.	179,973	25,647,952
Valero Energy Corp.	576,400	81,537,544
		209,923,675
Oil & Gas Storage & Transportation - 6.4%
Cheniere Energy, Inc.	432,012	67,048,262
Energy Transfer LP	3,320,400	48,610,656
Golar LNG Ltd.	277,033	5,621,000
New Fortress Energy, Inc. (c)	449,700	15,806,955
		137,086,873
TOTAL OIL, GAS & CONSUMABLE FUELS		1,765,295,387
TOTAL COMMON STOCKS (Cost $1,200,555,954)		2,128,391,624

Money Market Funds - 1.4%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (d)	392,058	392,136
Fidelity Securities Lending Cash Central Fund 5.39% (d)(e)	29,767,077	29,770,054
TOTAL MONEY MARKET FUNDS (Cost $30,162,190)		30,162,190

TOTAL INVESTMENT IN SECURITIES - 101.3% (Cost $1,230,718,144)	2,158,553,814
NET OTHER ASSETS (LIABILITIES) - (1.3)%	(26,991,659)
NET ASSETS - 100.0%	2,131,562,155

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,457,373 or 0.2% of net assets.

(c)	Security or a portion of the security is on loan at period end.
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	613	197,524,045	197,132,522	151,144	-	-	392,136	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	46,148,408	1,170,426,027	1,186,804,381	98,701	-	-	29,770,054	0.1%
Total	46,149,021	1,367,950,072	1,383,936,903	249,845	-	-	30,162,190

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	2,128,391,624	2,128,391,624	-	-

Money Market Funds	30,162,190	30,162,190	-	-
Total Investments in Securities:	2,158,553,814	2,158,553,814	-	-
Financial Statements
Statement of Assets and Liabilities
		February 29, 2024

Assets
Investment in securities, at value (including securities loaned of $30,228,358) - See accompanying schedule:
Unaffiliated issuers (cost $1,200,555,954)	$2,128,391,624
Fidelity Central Funds (cost $30,162,190)	30,162,190

Total Investment in Securities (cost $1,230,718,144)		$2,158,553,814
Receivable for investments sold		1,955,140
Receivable for fund shares sold		603,187
Dividends receivable		8,526,781
Distributions receivable from Fidelity Central Funds		2,910
Prepaid expenses		3,781
Other receivables		447,857
Total assets		2,170,093,470
Liabilities
Payable for fund shares redeemed	$7,061,973
Accrued management fee	911,942
Other affiliated payables	353,964
Other payables and accrued expenses	433,989
Collateral on securities loaned	29,769,447
Total Liabilities		38,531,315
Net Assets		$2,131,562,155
Net Assets consist of:
Paid in capital		$2,162,702,107
Total accumulated earnings (loss)		(31,139,952)
Net Assets		$2,131,562,155
Net Asset Value, offering price and redemption price per share ($2,131,562,155 ÷ 37,086,993 shares)		$57.47
Statement of Operations
		Year ended February 29, 2024
Investment Income
Dividends		$64,839,917
Income from Fidelity Central Funds (including $98,701 from security lending)		249,845
Total Income		65,089,762
Expenses
Management fee	$12,454,601
Transfer agent fees	4,117,652
Accounting fees	626,899
Custodian fees and expenses	67,432
Independent trustees' fees and expenses	15,577
Registration fees	102,216
Audit	49,958
Legal	2,863
Interest	111,068
Miscellaneous	13,633
Total expenses before reductions	17,561,899
Expense reductions	(178,492)
Total expenses after reductions		17,383,407
Net Investment income (loss)		47,706,355
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	257,814,004
Foreign currency transactions	33,126
Total net realized gain (loss)		257,847,130
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(191,126,982)
Assets and liabilities in foreign currencies	797
Total change in net unrealized appreciation (depreciation)		(191,126,185)
Net gain (loss)		66,720,945
Net increase (decrease) in net assets resulting from operations		$114,427,300
Statement of Changes in Net Assets

	Year ended February 29, 2024	Year ended February 28, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$47,706,355	$79,896,791
Net realized gain (loss)	257,847,130	62,550,606
Change in net unrealized appreciation (depreciation)	(191,126,185)	379,242,037
Net increase (decrease) in net assets resulting from operations	114,427,300	521,689,434
Distributions to shareholders	(42,949,687)	(76,651,144)

Share transactions
Proceeds from sales of shares	545,563,294	2,107,751,018
Reinvestment of distributions	39,788,327	71,674,644
Cost of shares redeemed	(1,365,976,841)	(2,191,394,921)

Net increase (decrease) in net assets resulting from share transactions	(780,625,220)	(11,969,259)
Total increase (decrease) in net assets	(709,147,607)	433,069,031

Net Assets
Beginning of period	2,840,709,762	2,407,640,731
End of period	$2,131,562,155	$2,840,709,762

Other Information
Shares
Sold	9,594,074	39,822,947
Issued in reinvestment of distributions	711,141	1,340,218
Redeemed	(24,924,355)	(42,677,565)
Net increase (decrease)	(14,619,140)	(1,514,400)

Financial Highlights
Energy Portfolio

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$54.94	$45.24	$29.25	$26.79	$37.50
Income from Investment Operations
Net investment income (loss) B,C	1.12	1.46	.96	.99 D	.71
Net realized and unrealized gain (loss)	2.51	9.64	15.82	2.27	(10.76)
Total from investment operations	3.63	11.10	16.78	3.26	(10.05)
Distributions from net investment income	(1.10)	(1.40)	(.79)	(.80)	(.64)
Distributions from net realized gain	-	-	-	-	(.02)
Total distributions	(1.10)	(1.40)	(.79)	(.80)	(.66)
Net asset value, end of period	$57.47	$54.94	$45.24	$29.25	$26.79
Total Return E	6.66%	24.63%	58.37%	13.03%	(27.24)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.74%	.73%	.77%	.85%	.81%
Expenses net of fee waivers, if any	.73%	.73%	.77%	.85%	.81%
Expenses net of all reductions	.73%	.73%	.77%	.84%	.80%
Net investment income (loss)	2.00%	2.75%	2.79%	4.50% D	2.00%
Supplemental Data
Net assets, end of period (000 omitted)	$2,131,562	$2,840,710	$2,407,641	$980,644	$676,312
Portfolio turnover rate H	17%	43%	56% I	31%	79%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.15 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 3.82%.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IThe portfolio turnover rate does not include the assets acquired in the merger.

Notes to Financial Statements
For the period ended February 29, 2024

1. Organization.
Energy Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Energy Portfolio	$385,006

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred Trustee compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$937,472,196
Gross unrealized depreciation	(14,942,711)
Net unrealized appreciation (depreciation)	$922,529,485
Tax Cost	$1,236,024,329

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$-
Undistributed ordinary income	$2,381,765
Capital loss carryforward	$(952,341,441)
Net unrealized appreciation (depreciation) on securities and other investments	$919,165,139

Due to a merger in a prior period, approximately $386,682,087 of the Fund's realized losses are subject to limitation. Due to this limitation, the Fund will only be permitted to use approximately $2,077,904 of those capital losses per year to offset gains. These realized losses were acquired from Select Natural Gas Portfolio when it merged into the Fund on November 19, 2021.

Due to a merger in a prior period, approximately $317,098,512 of the Fund's realized losses and a portion of the Fund's unrealized losses are subject to limitation. Due to this limitation, the Fund will only be permitted to use approximately $3,367,549 of those capital losses per year to offset gains. These realized and unrealized losses were acquired from Select Energy Service Portfolio when it merged into the Fund on November 19, 2021.

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(484,417,665)
Long-term	(467,923,776)
Total capital loss carryforward	$(952,341,441)

The tax character of distributions paid was as follows:

	February 29, 2024	February 28, 2023
Ordinary Income	$42,949,687	$ 76,651,144
Total	$42,949,687	$ 76,651,144

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Energy Portfolio	409,090,045	1,178,498,406
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .52% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of 0.1759% of average net assets.

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .17% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records.

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Energy Portfolio	0.0264%

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Energy Portfolio	.03

Subsequent Event - Management Fee. Effective March 1, 2024, the Fund's management contract will be amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). Any reference to "class" in this note shall mean "the Fund" as the Fund currently offers only one class of shares. The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate will pay certain expenses of managing and operating the Fund out of each class's management fee.

Each class of the Fund will pay a management fee to the investment adviser. The management fee will be calculated and paid to the investment adviser every month.

When determining a class's management fee, a mandate rate will be calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate will be subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class.

The annual management fee rate for a class of shares of the Fund will be the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Energy Portfolio	0.70

One-twelfth of the management fee rate for a class will be applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month.

A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Energy Portfolio	$ 19,566

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Energy Portfolio	Borrower	$ 5,494,895	5.24%	$106,310

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Energy Portfolio	31,789,651	41,133,244	5,697,223
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Energy Portfolio	$4,546
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Energy Portfolio	$10,418	$-	$-
8. Bank Borrowings.
The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:
	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Energy Portfolio	$1,514,048	5.39%	$4,758
9. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $178,492.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Select Portfolios and Shareholders of Energy Portfolio

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Energy Portfolio (one of the funds constituting Fidelity Select Portfolios, referred to hereafter as the "Fund") as of February 29, 2024, the related statement of operations for the year ended February 29, 2024, the statement of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2024 and the financial highlights for each of the five years in the period ended February 29, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
April 10, 2024

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Vijay Advani, each of the Trustees oversees 323 funds. Mr. Advani oversees 216 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Trustee
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2018
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2008
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations+
Peter S. Lynch (1944)
Year of Election or Appointment: 2018
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Senior Vice President, Vice President, Treasurer, or Director of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as President or Director of certain Fidelity entities. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer or Director of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
+ The information includes principal occupation during the last five years.
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2023 to February 29, 2024).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value September 1, 2023	Ending Account Value February 29, 2024	Expenses Paid During Period- C September 1, 2023 to February 29, 2024

Energy Portfolio **	.73%
Actual		$ 1,000	$ 981.10	$ 3.60
Hypothetical-B		$ 1,000	$ 1,021.23	$ 3.67

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

** If fees and changes to the expense contract and/or expense cap, effective March 1, 2024, had been in effect during the current period, the restated annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in table below:
	Annualized Expense Ratio- A	Expenses Paid

Energy Portfolio	.67%
Actual		$ 3.30
Hypothetical- B		$ 3.37

A Annualized expense ratio reflects expenses net of applicable fee waivers.
B 5% return per year before expenses

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates 100% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts
Energy Portfolio
At its January 2024 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), approved an amended and restated management contract with Fidelity Management & Research Company LLC (FMR) (the Management Contract), and amended and restated sub-advisory agreements (the Sub-Advisory Contracts, and together with the Management Contract, the Advisory Contracts) for the fund, including the fund's sub-advisory agreements with FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The Advisory Contracts will be effective March 1, 2024. The Board will consider the annual renewal of the fund's Advisory Contracts in May 2024, following its review of additional materials provided by FMR.
Management Contract. The Board approved the Management Contract, which implements a new fee structure combining the management fee, transfer agent fee (TA Fee), and pricing and bookkeeping fee (P&B Fee) of the fund into a single fee based on tiered schedules and subject to a maximum rate (the Unified Fee). In exchange for the Unified Fee, the fund will receive investment advisory, management, administrative, transfer agent, pricing and bookkeeping services under a single agreement - the Management Contract.
In its consideration of the Management Contract over several meetings, the Board received, reviewed and discussed a comprehensive set of analyses regarding the Unified Fee including (i) the legal framework, (ii) design goals for the Unified Fee, (iii) calculation methodology for the Unified Fee and illustrative examples, (iv) annual and cumulative projected impacts under various scenarios, both in the aggregate and at the fund/class level, (v) explanations of schedules, rate levers and maximum rates and (vi) shareholder benefits and projected savings.
The Board considered that the maximum Unified Fee for the fund would be no higher than the sum of (i) the lowest contractual management fee rate under the fund's existing management contract, which is the individual fund fee rate, if any, plus the lowest contractual marginal group fee rate and (ii) the TA and P&B Fee rates, which are fixed fee rates since December 1, 2023 (together, the Unified Fee Cap). The Board noted that Fidelity has represented that, as a result of this Unified Fee Cap, the Unified Fee would be no greater than the fee rates previously authorized to be charged to the fund for the same services. The Board noted that certain expenses such as third-party expenses and certain other miscellaneous expenses would be outside the scope of the Unified Fee and the calculation of such fees would not change as a result of the Unified Fee.
The Board considered Fidelity's representations that implementation of the Unified Fee, which includes the Unified Fee Cap, would cause all funds subject to the Unified Fee, including the fund, to experience an immediate reduction on contractual fee rates for services provided under the current management contracts. The Board considered that some funds would not experience lower net total fees as a result of existing fee caps. The Board further considered that, in addition to the contractual fee savings, the Unified Fee offers funds and their shareholders greater protection from future rate increases for services previously offered under separate agreements that are now covered by the Management Contract because such rate increases would require shareholder approval.
Sub-Advisory Contracts. In connection with the Unified Fee changes, the Board considered the Sub-Advisory Contracts, which simplified the calculation of the fees paid by FMR to the sub-advisers under the agreements. The Board noted that the agreements with FMR UK, FMR H.K., and FMR Japan were amended to provide that FMR will compensate each sub-adviser at a fee rate equal to 110% of the sub-adviser's costs incurred in providing services under the agreement. The Board considered that, under the Sub-Advisory Contracts, FMR, and not the fund, will continue to pay the sub-advisory fees to each applicable sub-adviser.
The Board further considered that the approval of the fund's Advisory Contracts will not result in any changes in the investment process or strategies employed in the management of the fund's assets or the day-to-day management of the fund or the persons primarily responsible for such management. Further, the Board considered that the Management Contract would not change the obligations and services of FMR and its affiliates on behalf of the fund, and, in particular, there would be no change in the nature and level of advisory, management, administration, transfer agent, and pricing and bookkeeping services provided to the fund by FMR, its affiliates, and each applicable sub-adviser.
In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.
Based on its evaluation of all of the conclusions and representations noted above, and after considering all factors it believed relevant, the Board concluded that the fund's management fee structure is fair and reasonable, and that the fund's Advisory Contracts should be approved.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2022 through November 30, 2023.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.813649.119
SELNR-ANN-0424
Fidelity® Select Portfolios®
Materials Sector

Chemicals Portfolio
Gold Portfolio
Materials Portfolio

Annual Report
February 29, 2024
Includes Fidelity and Fidelity Advisor share classes

Contents

Chemicals Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Gold Portfolio
Performance
Management's Discussion of Fund Performance
Consolidated Investment Summary
Consolidated Schedule of Investments
Consolidated Financial Statements
Notes to Consolidated Financial Statements
Materials Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.
Chemicals Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 29, 2024	Past 1 year	Past 5 years	Past 10 years
Chemicals Portfolio	5.75%	7.84%	6.71%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Chemicals Portfolio on February 28, 2014.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Chemicals Portfolio
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 30.45% for the 12 months ending February 29, 2024, according to the S&P 500® index, as robust earnings, a slowing in the pace of inflation and resilient late-cycle expansion of the U.S. economy aided risk assets. The index ended February at a record high. Notably, the rally has been driven by a narrow set of firms in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. This is mostly reflected in semiconductor-related stocks (+113%) and media & entertainment (+68%) names. A likely shift in monetary policy also provided a boost. Aggressive rate hikes by the U.S. Federal Reserve continued until late July, when the Fed decided to pause a series of increases that began in March 2022 at a 22-year high while it observed the effect on inflation and the economy. Following the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline and gained 14.09% through year-end and added 1.68% in January and 5.34% in February. By sector for the full 12 months, information technology (+61%) and communication services (+58%) were standouts, with AI a major tailwind. In sharp contrast, the defensive-oriented utilities sector (-1%) fared worst. Other notable laggards included real estate (+7%) and consumer staples (+8%), each also considered defensive, and energy (+6%).
Comments from Portfolio Manager Emma Baumgartner:
For the fiscal year ending February 29, 2024, the fund gained 5.75%, versus 7.26% for the MSCI U.S. IMI Chemicals 25/50 Linked Index and 30.45% for the broad-based S&P 500® index. Relative to the industry index, industry positioning was the primary detractor, especially an overweight in diversified chemicals. Stock selection in fertilizers & agricultural chemicals also hurt. An underweight in specialty chemicals and an overweight in commodity chemicals further hampered the fund's result. The biggest individual relative detractor was an overweight in Chemours (-40%). Chemours was among the fund's largest holdings this period. A second notable relative detractor was an overweight in FMC (-55%). An underweight in Sherwin Williams (+51%) also hurt. Sherwin Williams was one of our biggest holdings. In contrast, the biggest contributor to performance versus the industry index was security selection in specialty chemicals. Stock selection in commodity chemicals also boosted the fund's relative performance. The top individual relative contributor was an overweight in Celanese (+33%). Celanese was among the fund's largest holdings, though we reduced our investment. The second-largest relative contributor was an underweight in Mosaic (-40%). Mosaic was not held at period end. An underweight in index component Albemarle (-45%) also contributed. Notable changes in positioning include increased exposure to the specialty chemicals industry and a lower allocation to fertilizers & agricultural chemicals.
Notes to shareholders: On July 31, 2023, Emma Baumgartner assumed co-management responsibilities for the fund, joining Co-Manager David Wagner. On December 31, 2023, David came off the fund, leaving Emma as sole portfolio manager.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Chemicals Portfolio
Investment Summary February 29, 2024 (Unaudited)
Top Holdings (% of Fund's net assets)

Linde PLC	22.7
Sherwin-Williams Co.	11.2
Air Products & Chemicals, Inc.	7.9
Ecolab, Inc.	5.4
Celanese Corp. Class A	5.0
Axalta Coating Systems Ltd.	4.5
Element Solutions, Inc.	4.1
Westlake Corp.	4.0
Corteva, Inc.	4.0
DuPont de Nemours, Inc.	3.7
72.5

Industries (% of Fund's net assets)

Chemicals	99.2

Chemicals Portfolio
Schedule of Investments February 29, 2024
Showing Percentage of Net Assets
Common Stocks - 99.2%
	Shares	Value ($)
Chemicals - 99.2%
Commodity Chemicals - 18.1%
Cabot Corp. (a)	216,500	18,391,675
Koppers Holdings, Inc.	65,400	3,702,948
LyondellBasell Industries NV Class A	200,600	20,116,168
Olin Corp.	298,000	16,032,400
Orion SA	774,826	17,464,578
Tronox Holdings PLC	828,269	12,175,554
Westlake Corp.	179,056	24,836,858
		112,720,181
Diversified Chemicals - 2.6%
The Chemours Co. LLC	805,559	15,845,346
Fertilizers & Agricultural Chemicals - 7.2%
CF Industries Holdings, Inc.	107,217	8,654,556
Corteva, Inc.	463,893	24,827,553
FMC Corp.	197,300	11,125,747
		44,607,856
Industrial Gases - 30.6%
Air Products & Chemicals, Inc.	210,411	49,244,590
Linde PLC	314,016	140,936,661
		190,181,251
Specialty Chemicals - 40.7%
Albemarle Corp. (a)	122,200	16,845,270
Arcadium Lithium PLC	480	2,635
Axalta Coating Systems Ltd. (b)	859,200	28,121,616
Celanese Corp. Class A (a)	206,300	31,351,411
DuPont de Nemours, Inc.	330,394	22,859,961
Ecolab, Inc.	148,800	33,456,192
Element Solutions, Inc.	1,081,043	25,404,511
International Flavors & Fragrances, Inc.	113,816	8,593,108
PPG Industries, Inc.	119,800	16,963,680
Sherwin-Williams Co.	209,199	69,460,344
		253,058,728
TOTAL COMMON STOCKS (Cost $398,672,289)		616,413,362

Money Market Funds - 8.6%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (c)	4,114,978	4,115,801
Fidelity Securities Lending Cash Central Fund 5.39% (c)(d)	49,125,762	49,130,675
TOTAL MONEY MARKET FUNDS (Cost $53,246,476)		53,246,476

TOTAL INVESTMENT IN SECURITIES - 107.8% (Cost $451,918,765)	669,659,838
NET OTHER ASSETS (LIABILITIES) - (7.8)%	(48,478,050)
NET ASSETS - 100.0%	621,181,788

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)	Non-income producing
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	2,631,570	107,252,542	105,768,311	169,547	-	-	4,115,801	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	41,326,325	302,374,148	294,569,798	25,595	-	-	49,130,675	0.2%
Total	43,957,895	409,626,690	400,338,109	195,142	-	-	53,246,476

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	616,413,362	616,413,362	-	-

Money Market Funds	53,246,476	53,246,476	-	-
Total Investments in Securities:	669,659,838	669,659,838	-	-
Chemicals Portfolio
Financial Statements
Statement of Assets and Liabilities
		February 29, 2024

Assets
Investment in securities, at value (including securities loaned of $49,340,404) - See accompanying schedule:
Unaffiliated issuers (cost $398,672,289)	$616,413,362
Fidelity Central Funds (cost $53,246,476)	53,246,476

Total Investment in Securities (cost $451,918,765)		$669,659,838
Receivable for fund shares sold		37,101
Dividends receivable		1,054,390
Reclaims receivable		332,439
Distributions receivable from Fidelity Central Funds		12,726
Prepaid expenses		2,676
Other receivables		162,361
Total assets		671,261,531
Liabilities
Payable for fund shares redeemed	$381,452
Accrued management fee	265,533
Other affiliated payables	106,071
Other payables and accrued expenses	196,012
Collateral on securities loaned	49,130,675
Total Liabilities		50,079,743
Net Assets		$621,181,788
Net Assets consist of:
Paid in capital		$373,881,191
Total accumulated earnings (loss)		247,300,597
Net Assets		$621,181,788
Net Asset Value, offering price and redemption price per share ($621,181,788 ÷ 40,512,590 shares)		$15.33
Statement of Operations
		Year ended February 29, 2024
Investment Income
Dividends		$11,502,761
Income from Fidelity Central Funds (including $25,595 from security lending)		195,142
Total Income		11,697,903
Expenses
Management fee	$3,292,782
Transfer agent fees	1,119,960
Accounting fees	207,152
Custodian fees and expenses	7,980
Independent trustees' fees and expenses	4,048
Registration fees	21,772
Audit	49,058
Legal	336
Miscellaneous	5,268
Total expenses before reductions	4,708,356
Expense reductions	(47,127)
Total expenses after reductions		4,661,229
Net Investment income (loss)		7,036,674
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	60,376,339
Total net realized gain (loss)		60,376,339
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(34,228,705)
Assets and liabilities in foreign currencies	7,106
Total change in net unrealized appreciation (depreciation)		(34,221,599)
Net gain (loss)		26,154,740
Net increase (decrease) in net assets resulting from operations		$33,191,414
Statement of Changes in Net Assets

	Year ended February 29, 2024	Year ended February 28, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,036,674	$6,689,344
Net realized gain (loss)	60,376,339	48,415,100
Change in net unrealized appreciation (depreciation)	(34,221,599)	(52,586,087)
Net increase (decrease) in net assets resulting from operations	33,191,414	2,518,357
Distributions to shareholders	(39,559,398)	(71,422,793)

Share transactions
Proceeds from sales of shares	16,937,515	27,760,569
Reinvestment of distributions	36,948,117	67,243,473
Cost of shares redeemed	(104,444,954)	(106,890,154)

Net increase (decrease) in net assets resulting from share transactions	(50,559,322)	(11,886,112)
Total increase (decrease) in net assets	(56,927,306)	(80,790,548)

Net Assets
Beginning of period	678,109,094	758,899,642
End of period	$621,181,788	$678,109,094

Other Information
Shares
Sold	1,129,005	1,728,193
Issued in reinvestment of distributions	2,420,166	4,320,957
Redeemed	(6,985,170)	(6,887,077)
Net increase (decrease)	(3,435,999)	(837,927)

Financial Highlights
Chemicals Portfolio

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$15.43	$16.94	$14.67	$10.47	$13.57
Income from Investment Operations
Net investment income (loss) B,C	.17	.15	.15	.15	.15
Net realized and unrealized gain (loss)	.71	.01	2.34	4.21	(2.39)
Total from investment operations	.88	.16	2.49	4.36	(2.24)
Distributions from net investment income	(.18)	(.16)	(.14)	(.16)	(.20)
Distributions from net realized gain	(.80)	(1.51)	(.08)	-	(.66)
Total distributions	(.98)	(1.67)	(.22)	(.16)	(.86)
Net asset value, end of period	$15.33	$15.43	$16.94	$14.67	$10.47
Total Return D	5.75%	1.09%	16.90%	41.65%	(17.63)%
Ratios to Average Net Assets C,E,F
Expenses before reductions	.75%	.75%	.74%	.79%	.78%
Expenses net of fee waivers, if any	.74%	.75%	.74%	.79%	.78%
Expenses net of all reductions	.74%	.75%	.74%	.78%	.77%
Net investment income (loss)	1.12%	.96%	.85%	1.28%	1.21%
Supplemental Data
Net assets, end of period (000 omitted)	$621,182	$678,109	$758,900	$700,680	$656,441
Portfolio turnover rate G	19%	54%	15%	50%	77%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended February 29, 2024

1. Organization.
Chemicals Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Chemicals Portfolio	$161,309

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to deferred Trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$244,222,217
Gross unrealized depreciation	(27,616,047)
Net unrealized appreciation (depreciation)	$216,606,170
Tax Cost	$453,053,668

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$376,989
Undistributed long-term capital gain	$30,491,203
Net unrealized appreciation (depreciation) on securities and other investments	$216,573,493

The tax character of distributions paid was as follows:

	February 29, 2024	February 28, 2023
Ordinary Income	$7,032,123	$ 6,622,169
Long-term Capital Gains	32,527,275	64,800,624
Total	$39,559,398	$ 71,422,793
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Chemicals Portfolio	117,097,509	197,746,491
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .52% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of .1756% of average net assets.

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .18% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records.

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Chemicals Portfolio	.0326%

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Chemicals Portfolio	.03

Subsequent Event - Management Fee. Effective March 1, 2024, the Fund's management contract will be amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). Any reference to "class" in this note shall mean "the Fund" as the Fund currently offers only one class of shares. The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate will pay certain expenses of managing and operating the Fund out of each class's management fee.

Each class of the Fund will pay a management fee to the investment adviser. The management fee will be calculated and paid to the investment adviser every month.

When determining a class's management fee, a mandate rate will be calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate will be subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class.

The annual management fee rate for a class of shares of the Fund will be the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Chemicals Portfolio	0.69

One-twelfth of the management fee rate for a class will be applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month.

A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Chemicals Portfolio	$1,885

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Chemicals Portfolio	7,469,777	5,173,500	2,501,148
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Chemicals Portfolio	$1,131
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Chemicals Portfolio	$2,703	$-	$-
8. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $47,127.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Gold Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 29, 2024	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	-17.14%	0.14%	-1.30%
Class M (incl. 3.50% sales charge)	-15.33%	0.35%	-1.34%
Class C (incl. contingent deferred sales charge)	-13.58%	0.63%	-1.26%
Gold Portfolio	-11.78%	1.66%	-0.40%
Class I	-11.75%	1.67%	-0.39%
Class Z	-11.67%	1.80%	-0.32%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Gold Portfolio, a class of the fund, on February 28, 2014.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Gold Portfolio
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 30.45% for the 12 months ending February 29, 2024, according to the S&P 500® index, as robust earnings, a slowing in the pace of inflation and resilient late-cycle expansion of the U.S. economy aided risk assets. The index ended February at a record high. Notably, the rally has been driven by a narrow set of firms in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. This is mostly reflected in semiconductor-related stocks (+113%) and media & entertainment (+68%) names. A likely shift in monetary policy also provided a boost. Aggressive rate hikes by the U.S. Federal Reserve continued until late July, when the Fed decided to pause a series of increases that began in March 2022 at a 22-year high while it observed the effect on inflation and the economy. Following the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline and gained 14.09% through year-end and added 1.68% in January and 5.34% in February. By sector for the full 12 months, information technology (+61%) and communication services (+58%) were standouts, with AI a major tailwind. In sharp contrast, the defensive-oriented utilities sector (-1%) fared worst. Other notable laggards included real estate (+7%) and consumer staples (+8%), each also considered defensive, and energy (+6%).
Comments from Portfolio Manager Colin Anderson:
For the fiscal year ending February 29, 2024, the fund's share classes (excluding sales charges, if applicable) returned about -13% to -12%, versus -0.67% for the S&P Global BMI Gold Capped Index 20/45 Linked Index and 30.45% for the broad-based S&P 500® index. Relative to the industry index, security selection was the primary detractor, especially within the core gold industry group. Stock selection in diversified metals & mining also hurt. Stock picks in precious metals & minerals and in copper also weighed on the fund's relative result. The largest individual relative detractor was an underweight in Gold Fields (+50%). We increased our investment in Gold Fields this period, and it was among the fund's biggest holdings. A second notable relative detractor was an underweight in Zijin Mining Group (+11%). An overweight in SSR Mining (-74%) also detracted. This was a position we established this period. In contrast, the biggest contributor to performance versus the industry index was security selection in diversified financial services, a group that is outside the sector index. The top individual relative contributor was our non-index stake in Artemis Gold (+62%), and we reduced the position this period. A second notable relative contributor was our non-index stake in Gatos Silver (+46%). This period we decreased our position in Gatos Silver. An overweight in Wesdome Gold Mines (+40%) also helped, and we reduced our stake. Notable changes in positioning include lower allocation to silver.
Note to Shareholders: On August 2, 2023, Colin Anderson assumed co-management responsibilities for the fund, joining Co-Manager Steven Calhoun. On August 26, 2023, Colin Anderson became sole manager of the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Gold Portfolio
Consolidated Investment Summary February 29, 2024 (Unaudited)
The information in the following tables is based on the consolidated investments of the Fund.
Top Holdings (% of Fund's net assets)

Agnico Eagle Mines Ltd. (Canada)	12.8
Wheaton Precious Metals Corp.	10.2
Newmont Corp.	10.0
Franco-Nevada Corp.	9.7
Barrick Gold Corp. (Canada)	4.8
Northern Star Resources Ltd.	4.2
Osisko Gold Royalties Ltd.	3.2
Alamos Gold, Inc.	3.1
Gold Fields Ltd.	2.7
AngloGold Ashanti PLC	2.3
63.0

Industries (% of Fund's net assets)

Gold	92.2
Silver	2.6
Diversified Metals & Mining	2.1
Precious Metals & Minerals	1.2
Commodities & Related Investments*	1.1
Copper	0.3

*Includes gold bullion and/or silver bullion.
Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Gold Portfolio
Consolidated Schedule of Investments February 29, 2024
Showing Percentage of Net Assets
Common Stocks - 98.4%
	Shares	Value ($)
Australia - 6.9%
Metals & Mining - 6.9%
Gold - 6.9%
Gold Road Resources Ltd.	11,305,573	10,875,961
Northern Star Resources Ltd.	5,257,155	44,081,245
OceanaGold Corp.	10,887,400	18,050,068
		73,007,274
Brazil - 10.2%
Metals & Mining - 10.2%
Gold - 10.2%
Wheaton Precious Metals Corp.	2,634,182	108,558,228

Burkina Faso - 1.5%
Metals & Mining - 1.5%
Gold - 1.5%
IAMGOLD Corp. (a)(b)	6,059,000	15,804,340

Canada - 60.4%
Metals & Mining - 60.4%
Copper - 0.3%
Faraday Copper Corp. (a)(c)	9,251,880	3,476,741

Diversified Metals & Mining - 1.8%
Solaris Resources, Inc. (a)(b)	766,031	2,082,787
Vizsla Silver Corp. (a)	4,763,000	5,229,245
Western Copper & Gold Corp. (TSX) (a)(b)(c)	9,336,273	11,970,022
		19,282,054
Gold - 56.3%
Agnico Eagle Mines Ltd. (Canada) (b)	2,821,802	135,335,884
Alamos Gold, Inc.	2,747,700	32,414,012
Artemis Gold, Inc. (a)(b)	3,345,028	17,475,039
Ascot Resources Ltd. (a)(b)	22,609,000	9,329,138
B2Gold Corp.	6,710,500	16,168,688
Banyan Gold Corp. (a)(c)	21,000,000	4,564,713
Barrick Gold Corp. (Canada)	3,461,000	50,468,401
Bonterra Resources, Inc. (a)(c)	7,387,297	1,115,865
Calibre Mining Corp. (a)(b)	11,302,306	12,908,355
Dundee Precious Metals, Inc.	1,718,700	11,625,587
Franco-Nevada Corp.	983,578	102,978,004
Fury Gold Mines Ltd. (a)(c)	800,000	274,104
Fury Gold Mines Ltd. (a)(c)	10,000,000	3,426,298
i-80 Gold Corp. (a)(b)	8,324,358	10,488,636
Kinross Gold Corp.	1,731,900	8,473,504
Lundin Gold, Inc.	1,871,200	21,798,380
Maple Gold Mines Ltd. (a)(c)	18,373,019	609,207
Marathon Gold Corp. warrants 9/20/24 (a)(d)	5,000,000	87,267
Novagold Resources, Inc. (a)	3,142,400	7,756,725
Orla Mining Ltd. (a)(b)	7,494,098	24,683,062
Osisko Development Corp. (a)	3,669,647	7,246,549
Osisko Development Corp.:
rights(a)	666,666	12,103
warrants(a)	1,144,505	70,308
Osisko Gold Royalties Ltd.	2,303,100	33,634,780
Osisko Mining, Inc. warrants 8/6/24 (a)	1,350,000	44,432
Rupert Resources Ltd. (a)(b)	2,481,200	5,612,706
Seabridge Gold, Inc. (a)	877,100	9,937,543
Skeena Resources Ltd. (a)(b)	1,981,900	7,301,698
SSR Mining, Inc. (b)	2,151,300	9,225,632
Torex Gold Resources, Inc. (a)	1,260,200	13,185,602
Triple Flag Precious Metals Corp.	915,400	11,608,174
Victoria Gold Corp. (a)	2,102,800	8,227,438
Wesdome Gold Mines, Inc. (a)	2,558,476	17,060,905
		595,148,739
Precious Metals & Minerals - 1.2%
Dolly Varden Silver Corp. (a)(c)	17,000,000	8,517,850
Guanajuato Silver Co. Ltd. (a)(c)	31,097,000	3,895,288
Guanajuato Silver Co. Ltd. warrants 2/10/25 (a)(c)	7,396,381	2,739
		12,415,877
Silver - 0.8%
Aya Gold & Silver, Inc. (a)(b)	813,734	5,852,002
GoGold Resources, Inc. (a)(b)	3,668,100	2,675,768
		8,527,770
TOTAL METALS & MINING		638,851,181

China - 1.3%
Metals & Mining - 1.3%
Gold - 1.3%
Zijin Mining Group Co. Ltd. (H Shares)	8,452,000	13,666,559

South Africa - 2.7%
Metals & Mining - 2.7%
Gold - 2.7%
Gold Fields Ltd.	2,181,400	28,736,527

United Kingdom - 2.3%
Metals & Mining - 2.3%
Gold - 2.3%
AngloGold Ashanti PLC (b)	1,329,500	24,741,995

United States of America - 13.1%
Metals & Mining - 13.1%
Diversified Metals & Mining - 0.3%
Ivanhoe Electric, Inc. (a)	441,100	3,264,140

Gold - 11.0%
Dakota Gold Corp. (a)(b)	2,369,100	5,022,492
Newmont Corp. (b)	3,391,648	105,989,000
Royal Gold, Inc.	46,300	4,751,769
		115,763,261
Silver - 1.8%
Gatos Silver, Inc. (a)(b)	2,442,700	14,363,076
Hecla Mining Co. (b)	1,417,500	5,017,950
		19,381,026
TOTAL METALS & MINING		138,408,427

TOTAL COMMON STOCKS (Cost $872,733,644)		1,041,774,531

Commodities - 1.1%
	Troy Ounces	Value ($)
Gold Bullion (a) (Cost $4,575,085)	5,582	11,408,827

Money Market Funds - 18.2%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (e)	3,342,213	3,342,881
Fidelity Securities Lending Cash Central Fund 5.39% (e)(f)	188,850,454	188,869,339
TOTAL MONEY MARKET FUNDS (Cost $192,212,220)		192,212,220

TOTAL INVESTMENT IN SECURITIES - 117.7% (Cost $1,069,520,949)	1,245,395,578
NET OTHER ASSETS (LIABILITIES) - (17.7)%	(187,119,026)
NET ASSETS - 100.0%	1,058,276,552

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)	Affiliated company
(d)	Level 3 security
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	14,257,857	538,684,834	549,599,810	690,931	-	-	3,342,881	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	297,711,327	1,072,624,190	1,181,466,178	451,343	-	-	188,869,339	0.6%
Total	311,969,184	1,611,309,024	1,731,065,988	1,142,274	-	-	192,212,220

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Consolidated Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable. A dash in the Value end of period ($) column means either the issuer is no longer held at period end, or the issuer is held at period end but is no longer an affiliate.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Ascot Resources Ltd.	11,542,690	6,042,336	5,670,723	-	(7,404,419)	4,819,254	-
Atex Resources, Inc.	-	9,398,640	4,977,717	-	(4,420,923)	-	-
Banyan Gold Corp.	6,310,004	-	-	-	-	(1,745,291)	4,564,713
Bonterra Resources, Inc.	1,786,369	-	15,651	-	(96,477)	(558,376)	1,115,865
Dolly Varden Silver Corp.	11,835,837	-	-	-	-	(3,317,987)	8,517,850
Faraday Copper Corp.	6,449,249	1,215,785	1,320,370	-	(376,867)	(2,491,056)	3,476,741
Fury Gold Mines Ltd.	6,375,962	-	-	-	-	(196,675)	3,426,298
Fury Gold Mines Ltd.	-	470,779	-	-	-	(2,949,664)	274,104
Gatos Silver, Inc.	27,876,000	-	22,785,523	-	(1,358,679)	10,631,278	-
Guanajuato Silver Co. Ltd.	-	5,977,529	272,738	-	(76,698)	-	3,895,288
Guanajuato Silver Co. Ltd.	-	2,308,944	-	-	-	(4,041,749)	-
Guanajuato Silver Co. Ltd. warrants 2/10/25	-	5,596	-	-	-	(2,857)	2,739
Maple Gold Mines Ltd.	2,638,329	-	67,569	-	(578,749)	(1,382,804)	609,207
Marathon Gold Corp.	16,306,339	-	3,126,261	1	(15,381,451)	21,536,794	-
Marathon Gold Corp. warrants 9/20/24	432,958	-	-	-	-	(345,691)	-
Victoria Gold Corp.	24,829,608	5,455,245	14,240,190	-	(8,746,683)	929,458	-
Western Copper & Gold Corp. (TSX)	13,772,133	2,154,263	830,557	-	(322,488)	(2,803,329)	11,970,022
i-80 Gold Corp.	22,792,232	-	10,646,443	-	(1,963,692)	(8,446,142)	-
i-80 Gold Corp.	5,698,058	-	-	-	-	(406,411)	-
i-80 Gold Corp.	-	1,025,018	-	-	-	-	-
Total	158,645,768	34,054,135	63,953,742	1	(40,727,126)	9,228,752	37,852,827

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Consolidated Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	1,041,774,531	1,012,821,155	28,866,109	87,267

Commodities	11,408,827	11,408,827	-	-

Money Market Funds	192,212,220	192,212,220	-	-
Total Investments in Securities:	1,245,395,578	1,216,442,202	28,866,109	87,267
Gold Portfolio
Consolidated Financial Statements
Consolidated Statement of Assets and Liabilities
		February 29, 2024

Assets
Investment in securities, at value (including securities loaned of $185,649,757) - See accompanying schedule:
Unaffiliated issuers (cost $818,133,127)	$1,003,921,704
Fidelity Central Funds (cost $192,212,220)	192,212,220
Commodities (cost $4,575,085)	11,408,827
Other affiliated issuers (cost $54,600,517)	37,852,827

Total Investment in Securities (cost $1,069,520,949)		$1,245,395,578
Cash		19,309
Foreign currency held at value (cost $116,427)		116,119
Receivable for investments sold		1,039,663
Receivable for fund shares sold		1,087,567
Dividends receivable		1,327,727
Distributions receivable from Fidelity Central Funds		49,062
Prepaid expenses		2,680
Other receivables		159,043
Total assets		1,249,196,748
Liabilities
Payable for fund shares redeemed	$1,092,704
Accrued management fee	472,104
Distribution and service plan fees payable	36,653
Other affiliated payables	205,069
Other payables and accrued expenses	243,621
Collateral on securities loaned	188,870,045
Total Liabilities		190,920,196
Net Assets		$1,058,276,552
Net Assets consist of:
Paid in capital		$2,481,660,616
Total accumulated earnings (loss)		(1,423,384,064)
Net Assets		$1,058,276,552

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($66,421,211 ÷ 3,591,436 shares)(a)		$18.49
Maximum offering price per share (100/94.25 of $18.49)		$19.62
Class M :
Net Asset Value and redemption price per share ($17,184,986 ÷ 953,332 shares)(a)		$18.03
Maximum offering price per share (100/96.50 of $18.03)		$18.68
Class C :
Net Asset Value and offering price per share ($17,176,746 ÷ 1,016,263 shares)(a)		$16.90
Gold :
Net Asset Value, offering price and redemption price per share ($858,204,252 ÷ 44,870,461 shares)		$19.13
Class I :
Net Asset Value, offering price and redemption price per share ($77,125,007 ÷ 4,030,393 shares)		$19.14
Class Z :
Net Asset Value, offering price and redemption price per share ($22,164,350 ÷ 1,156,689 shares)		$19.16
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Consolidated Statement of Operations
		Year ended February 29, 2024
Investment Income
Dividends (including $1 earned from affiliated issuers)		$21,088,558
Interest		874
Income from Fidelity Central Funds (including $451,343 from security lending)		1,142,274
Income before foreign taxes withheld		$22,231,706
Less foreign taxes withheld		(2,003,644)
Total Income		20,228,062
Expenses
Management fee	$7,558,985
Transfer agent fees	2,602,217
Distribution and service plan fees	544,052
Accounting fees	619,209
Custodian fees and expenses	79,322
Independent trustees' fees and expenses	9,430
Registration fees	126,534
Audit	72,756
Legal	1,762
Interest	11,643
Miscellaneous	8,516
Total expenses before reductions	11,634,426
Expense reductions	(118,116)
Total expenses after reductions		11,516,310
Net Investment income (loss)		8,711,752
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments:
Unaffiliated issuers	14,692,168
Affiliated issuers	(40,727,126)
Foreign currency transactions	480,581
Total net realized gain (loss)		(25,554,377)
Change in net unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(150,972,269)
Affiliated issuers	9,228,752
Assets and liabilities in foreign currencies	(103,169)
Commodities	1,209,173
Total change in net unrealized appreciation (depreciation)		(140,637,513)
Net gain (loss)		(166,191,890)
Net increase (decrease) in net assets resulting from operations		$(157,480,138)
Consolidated Statement of Changes in Net Assets

	Year ended February 29, 2024	Year ended February 28, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,711,752	$14,212,550
Net realized gain (loss)	(25,554,377)	(107,248,450)
Change in net unrealized appreciation (depreciation)	(140,637,513)	(283,568,819)
Net increase (decrease) in net assets resulting from operations	(157,480,138)	(376,604,719)
Distributions to shareholders	(13,979,739)	(5,320,281)

Share transactions - net increase (decrease)	(327,044,874)	189,254,819

Total increase (decrease) in net assets	(498,504,751)	(192,670,181)

Net Assets
Beginning of period	1,556,781,303	1,749,451,484
End of period	$1,058,276,552	$1,556,781,303

Consolidated Financial Highlights
Fidelity Advisor® Gold Fund Class A

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$21.12	$26.27	$24.15	$21.67	$18.52
Income from Investment Operations
Net investment income (loss) B,C	.07	.15	.27 D	(.04)	(.01) E
Net realized and unrealized gain (loss)	(2.60)	(5.23)	2.20	3.74	3.20
Total from investment operations	(2.53)	(5.08)	2.47	3.70	3.19
Distributions from net investment income	(.10)	(.07)	(.35)	(1.22)	(.01)
Distributions from net realized gain	-	-	-	-	(.03)
Total distributions	(.10)	(.07)	(.35)	(1.22)	(.04)
Net asset value, end of period	$18.49	$21.12	$26.27	$24.15	$21.67
Total Return F,G	(12.09)%	(19.42)%	10.37%	16.59%	17.23%
Ratios to Average Net Assets C,H,I
Expenses before reductions	1.07%	1.09%	1.07%	1.08%	1.13%
Expenses net of fee waivers, if any	1.06%	1.08%	1.07%	1.08%	1.13%
Expenses net of all reductions	1.06%	1.08%	1.07%	1.07%	1.12%
Net investment income (loss)	.34%	.67%	1.02% D	(.12)%	(.05)% E
Supplemental Data
Net assets, end of period (000 omitted)	$66,421	$73,943	$86,977	$82,989	$64,971
Portfolio turnover rate J	46%	46%	38%	46%	56%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.12 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .57%.

ENet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.26)%.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GTotal returns do not include the effect of the sales charges.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Consolidated Financial Statements section of the most recent Annual or Semi-Annual report.

IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Gold Fund Class M

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$20.55	$25.63	$23.57	$21.16	$18.11
Income from Investment Operations
Net investment income (loss) B,C	.02	.09	.19 D	(.12)	(.07) E
Net realized and unrealized gain (loss)	(2.54)	(5.11)	2.16	3.67	3.12
Total from investment operations	(2.52)	(5.02)	2.35	3.55	3.05
Distributions from net investment income	- F	(.06)	(.29)	(1.14)	-
Total distributions	- F	(.06)	(.29)	(1.14)	-
Net asset value, end of period	$18.03	$20.55	$25.63	$23.57	$21.16
Total Return G,H	(12.25)%	(19.66)%	10.08%	16.28%	16.84%
Ratios to Average Net Assets C,I,J
Expenses before reductions	1.33%	1.35%	1.36%	1.37%	1.42%
Expenses net of fee waivers, if any	1.32%	1.35%	1.35%	1.37%	1.42%
Expenses net of all reductions	1.31%	1.35%	1.35%	1.36%	1.41%
Net investment income (loss)	.09%	.40%	.74% D	(.42)%	(.34)% E
Supplemental Data
Net assets, end of period (000 omitted)	$17,185	$21,586	$26,201	$24,535	$19,620
Portfolio turnover rate K	46%	46%	38%	46%	56%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.11 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .29%.

ENet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.56)%.

FAmount represents less than $.005 per share.

GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

HTotal returns do not include the effect of the sales charges.

IFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Consolidated Financial Statements section of the most recent Annual or Semi-Annual report.

JExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Gold Fund Class C

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$19.36	$24.24	$22.30	$20.07	$17.24
Income from Investment Operations
Net investment income (loss) B,C	(.07)	(.01)	.08 D	(.22)	(.14) E
Net realized and unrealized gain (loss)	(2.39)	(4.82)	2.05	3.49	2.97
Total from investment operations	(2.46)	(4.83)	2.13	3.27	2.83
Distributions from net investment income	-	(.05)	(.19)	(1.04)	-
Total distributions	-	(.05)	(.19)	(1.04)	-
Net asset value, end of period	$16.90	$19.36	$24.24	$22.30	$20.07
Total Return F,G	(12.71)%	(20.00)%	9.62%	15.81%	16.42%
Ratios to Average Net Assets C,H,I
Expenses before reductions	1.79%	1.79%	1.77%	1.78%	1.80%
Expenses net of fee waivers, if any	1.78%	1.78%	1.77%	1.78%	1.80%
Expenses net of all reductions	1.78%	1.78%	1.77%	1.77%	1.79%
Net investment income (loss)	(.38)%	(.03)%	.32% D	(.83)%	(.72)% E
Supplemental Data
Net assets, end of period (000 omitted)	$17,177	$27,978	$43,031	$51,195	$52,375
Portfolio turnover rate J	46%	46%	38%	46%	56%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.11 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.12)%.

ENet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.94)%.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GTotal returns do not include the effect of the contingent deferred sales charge.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Consolidated Financial Statements section of the most recent Annual or Semi-Annual report.

IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Gold Portfolio

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$21.88	$27.14	$24.93	$22.33	$19.07
Income from Investment Operations
Net investment income (loss) B,C	.14	.23	.36 D	.06	.06 E
Net realized and unrealized gain (loss)	(2.67)	(5.41)	2.27	3.84	3.30
Total from investment operations	(2.53)	(5.18)	2.63	3.90	3.36
Distributions from net investment income	(.22)	(.08)	(.42)	(1.30)	(.06)
Distributions from net realized gain	-	-	-	-	(.03)
Total distributions	(.22)	(.08)	(.42)	(1.30)	(.10) F
Net asset value, end of period	$19.13	$21.88	$27.14	$24.93	$22.33
Total Return G	(11.78)%	(19.17)%	10.71%	16.96%	17.60%
Ratios to Average Net Assets C,H,I
Expenses before reductions	.77%	.78%	.76%	.76%	.79%
Expenses net of fee waivers, if any	.76%	.78%	.76%	.76%	.79%
Expenses net of all reductions	.76%	.77%	.76%	.75%	.78%
Net investment income (loss)	.64%	.97%	1.33% D	.19%	.29% E
Supplemental Data
Net assets, end of period (000 omitted)	$858,204	$1,229,416	$1,330,602	$1,319,440	$1,292,204
Portfolio turnover rate J	46%	46%	38%	46%	56%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.12 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .89%.

ENet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .07%.

FTotal distributions per share do not sum due to rounding.

GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Consolidated Financial Statements section of the most recent Annual or Semi-Annual report.

IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Gold Fund Class I

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$21.88	$27.15	$24.93	$22.33	$19.07
Income from Investment Operations
Net investment income (loss) B,C	.14	.23	.36 D	.05	.06 E
Net realized and unrealized gain (loss)	(2.67)	(5.42)	2.27	3.85	3.30
Total from investment operations	(2.53)	(5.19)	2.63	3.90	3.36
Distributions from net investment income	(.21)	(.08)	(.41)	(1.30)	(.07)
Distributions from net realized gain	-	-	-	-	(.03)
Total distributions	(.21)	(.08)	(.41)	(1.30)	(.10)
Net asset value, end of period	$19.14	$21.88	$27.15	$24.93	$22.33
Total Return F	(11.75)%	(19.20)%	10.74%	16.96%	17.60%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.76%	.77%	.76%	.77%	.79%
Expenses net of fee waivers, if any	.76%	.77%	.76%	.77%	.79%
Expenses net of all reductions	.76%	.77%	.76%	.76%	.77%
Net investment income (loss)	.64%	.98%	1.33% D	.18%	.30% E
Supplemental Data
Net assets, end of period (000 omitted)	$77,125	$110,224	$152,799	$137,617	$115,699
Portfolio turnover rate I	46%	46%	38%	46%	56%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.12 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .89%.

ENet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .08%.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Consolidated Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Gold Fund Class Z

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$21.92	$27.16	$24.94	$22.34	$19.08
Income from Investment Operations
Net investment income (loss) B,C	.18	.26	.40 D	.09	.10 E
Net realized and unrealized gain (loss)	(2.68)	(5.41)	2.27	3.85	3.29
Total from investment operations	(2.50)	(5.15)	2.67	3.94	3.39
Distributions from net investment income	(.26)	(.09)	(.45)	(1.34)	(.10)
Distributions from net realized gain	-	-	-	-	(.03)
Total distributions	(.26)	(.09)	(.45)	(1.34)	(.13)
Net asset value, end of period	$19.16	$21.92	$27.16	$24.94	$22.34
Total Return F	(11.67)%	(19.07)%	10.88%	17.12%	17.75%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.63%	.63%	.63%	.64%	.65%
Expenses net of fee waivers, if any	.62%	.63%	.62%	.64%	.64%
Expenses net of all reductions	.62%	.63%	.62%	.62%	.63%
Net investment income (loss)	.78%	1.12%	1.47% D	.32%	.44% E
Supplemental Data
Net assets, end of period (000 omitted)	$22,164	$93,634	$109,842	$105,293	$95,076
Portfolio turnover rate I	46%	46%	38%	46%	56%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.12 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.02%.

ENet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .22%.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Consolidated Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Consolidated Financial Statements
For the period ended February 29, 2024

1. Organization.
Gold Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class M, Class C, Gold, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Consolidated Subsidiary.
The Funds included in the table below hold certain commodity-related investments through a wholly owned subsidiary (the "Subsidiary"). As of period end, the investments in the Subsidiaries, were as follows:

	Subsidiary Name	Net Assets of Subsidiary	% of Fund's Net Assets
Gold Portfolio	Fidelity Select Gold Cayman Ltd.	11,427,292	1.1

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.
3. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Consolidated Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
4. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the consolidated financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the consolidated financial statements were issued have been evaluated in the preparation of the consolidated financial statements. The Fund's Consolidated Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in commodities are valued at their last traded price at 4:00 p.m. Eastern time each business day and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2024 is included at the end of the Fund's Consolidated Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Consolidated Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Consolidated Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Consolidated Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying consolidated financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Consolidated Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Gold Portfolio	$149,545

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2024, the Fund did not have any unrecognized tax benefits in the consolidated financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary's income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), controlled foreign corporations, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$266,777,567
Gross unrealized depreciation	(174,594,176)
Net unrealized appreciation (depreciation)	$92,183,391
Tax Cost	$1,153,212,187

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,283,107
Capital loss carryforward	$(1,517,717,810)
Net unrealized appreciation (depreciation) on securities and other investments	$92,183,036

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(336,479,589)
Long-term	(1,181,238,221)
Total Capital loss carryforward	$(1,517,719,810)

The tax character of distributions paid was as follows:

	February 29, 2024	February 28, 2023
Ordinary Income	$13,979,739	$ 5,320,281
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Gold Portfolio	647,130,405	960,309,194
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .52% of the Fund's average net assets.

The investment adviser, either through itself or through an affiliate provides investment management related services to the Subsidiary. The Subsidiary does not pay the investment adviser a fee for these services. Under the management contract with the subsidiary, the investment adviser pays all other expenses of the Subsidiary, except custodian fees.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$192,293	$3,056
Class M	.25%	.25%	107,184	-
Class C	.75%	.25%	244,575	18,074
			$544,052	$21,130
Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$33,889
Class M	2,966
Class CA	692
$37,547

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund.

During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	.2000
Class M	.2000
Class C	.2000
Gold	.1857
Class I	.1774

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC received an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$180,449.23
Class M	51,456.24
Class C	49,059.20
Gold	2,088,613.18
Class I	199,006.18
Class Z	33,634.04
	$2,602,217
Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records.

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Gold Portfolio	.0429

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Gold Portfolio	.04

Subsequent Event - Management Fee. Effective March 1, 2024, the Fund's management contract will be amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate will pay certain expenses of managing and operating the Fund out of each class's management fee.

Each class of the Fund will pay a management fee to the investment adviser. The management fee will be calculated and paid to the investment adviser every month.

When determining a class's management fee, a mandate rate will be calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate will be subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class.

The annual management fee rate for a class of shares of the Fund will be the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	0.74
Class M	0.74
Class C	0.74
Gold	0.72
Class I	0.71
Class Z	0.58

One-twelfth of the management fee rate for a class will be applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month.

A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Consolidated Statement of Operations. The commissions paid to these affiliated firms were as follows:
Amount
Gold Portfolio	$8,626

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Gold Portfolio	Borrower	$ 5,090,000	5.49%	$11,643

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Gold Portfolio	6,192,615	21,319,841	1,300,514
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Consolidated Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.
Amount
Gold Portfolio	$2,691
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Consolidated Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Consolidated Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Consolidated Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Gold Portfolio	$48,007	$-	$-
9. Expense Reductions.
Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $9,066. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction
Class A	$654
Class M	1,397
Class C	22
$2,073

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $106,977.
10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended February 29, 2024	Year ended February 28, 2023
Gold Portfolio
Distributions to shareholders
Class A	$350,874	$236,581
Class M	2,042	64,063
Class C	-	82,259
Gold	11,696,291	4,119,368
Class I	1,092,039	460,437
Class Z	838,493	357,573
Total	$13,979,739	$5,320,281
11. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 29, 2024	Year ended February 28, 2023	Year ended February 29, 2024	Year ended February 28, 2023
Gold Portfolio
Class A
Shares sold	975,413	1,122,921	$21,270,418	$27,099,950
Reinvestment of distributions	14,774	7,775	345,409	230,842
Shares redeemed	(900,260)	(939,774)	(19,061,868)	(21,685,894)
Net increase (decrease)	89,927	190,922	$2,553,959	$5,644,898
Class M
Shares sold	186,583	371,999	$3,870,128	$8,541,059
Reinvestment of distributions	99	2,211	2,034	64,030
Shares redeemed	(283,784)	(346,180)	(5,830,363)	(7,235,921)
Net increase (decrease)	(97,102)	28,030	$(1,958,201)	$1,369,168
Class C
Shares sold	121,024	330,090	$2,515,286	$7,857,068
Reinvestment of distributions	-	2,997	-	82,054
Shares redeemed	(550,115)	(663,298)	(10,787,787)	(13,627,374)
Net increase (decrease)	(429,091)	(330,211)	$(8,272,501)	$(5,688,252)
Gold
Shares sold	13,886,737	24,882,743	$315,217,274	$614,447,230
Reinvestment of distributions	452,013	128,260	11,091,354	3,933,734
Shares redeemed	(25,659,509)	(17,838,751)	(564,940,285)	(424,861,608)
Net increase (decrease)	(11,320,759)	7,172,252	$(238,631,657)	$193,519,356
Class I
Shares sold	1,671,333	1,703,267	$39,208,906	$41,572,132
Reinvestment of distributions	42,594	14,570	1,051,737	447,009
Shares redeemed	(2,720,371)	(2,309,414)	(58,902,034)	(53,976,142)
Net increase (decrease)	(1,006,444)	(591,577)	$(18,641,391)	$(11,957,001)
Class Z
Shares sold	1,871,519	2,207,248	$43,357,574	$52,782,706
Reinvestment of distributions	31,765	11,475	823,981	352,174
Shares redeemed	(5,017,920)	(1,991,473)	(106,276,638)	(46,768,230)
Net increase (decrease)	(3,114,636)	227,250	$(62,095,083)	$6,366,650
12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Materials Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 29, 2024	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	-3.03%	7.95%	4.57%
Class M (incl. 3.50% sales charge)	-0.96%	8.18%	4.52%
Class C (incl. contingent deferred sales charge)	1.13%	8.42%	4.56%
Materials Portfolio	3.17%	9.54%	5.48%
Class I	3.16%	9.55%	5.49%
Class Z	3.32%	9.70%	5.57%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Materials Portfolio, a class of the fund, on February 28, 2014.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Materials Portfolio
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 30.45% for the 12 months ending February 29, 2024, according to the S&P 500® index, as robust earnings, a slowing in the pace of inflation and resilient late-cycle expansion of the U.S. economy aided risk assets. The index ended February at a record high. Notably, the rally has been driven by a narrow set of firms in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. This is mostly reflected in semiconductor-related stocks (+113%) and media & entertainment (+68%) names. A likely shift in monetary policy also provided a boost. Aggressive rate hikes by the U.S. Federal Reserve continued until late July, when the Fed decided to pause a series of increases that began in March 2022 at a 22-year high while it observed the effect on inflation and the economy. Following the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline and gained 14.09% through year-end and added 1.68% in January and 5.34% in February. By sector for the full 12 months, information technology (+61%) and communication services (+58%) were standouts, with AI a major tailwind. In sharp contrast, the defensive-oriented utilities sector (-1%) fared worst. Other notable laggards included real estate (+7%) and consumer staples (+8%), each also considered defensive, and energy (+6%).
Comments from Portfolio Manager Ashley Fernandes:
For the fiscal year ending February 29, 2024, the fund's share classes (excluding sales charges, if applicable) gained about 3%, versus 8.53% for the MSCI US IMI Materials 25/50 Linked Index and 30.45% for the broad-based S&P 500® index. Relative to the sector index, market selection was the primary detractor, especially an overweight in diversified chemicals. Stock selection and an overweight in copper also hurt. An overweight in diversified metals & mining and an underweight in specialty chemicals further hampered the fund's result. The fund's non-index stake in First Quantum Minerals returned -49% and was the largest individual relative detractor. First Quantum Minerals was among our largest holdings this period, but we significantly reduced the position by period end. A second notable relative detractor was an underweight in Sherwin-Williams (+51%). We established a stake during the 12 months, and Sherwin-Williams was the fund's sixth-largest position at the end of the fiscal year. A notable overweight in Chemours (-41%), another of the fund's largest holdings, also hurt. In contrast, positioning in industrial gases - strong security selection and an overweight position - was the biggest contributor to performance versus the sector index. An underweight in gold also boosted the fund's relative performance, as did stock picking in specialty chemicals. The top individual relative contributors were underweight positions in Newmont (-25%) and Albemarle (-45%). Neither stock was held at period end. An overweight in Linde (+29%), the fund's top holding, also contributed. Notable changes in positioning include increased exposure to the steel industry and a lower allocation to copper.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Materials Portfolio
Investment Summary February 29, 2024 (Unaudited)
Top Holdings (% of Fund's net assets)

Linde PLC	21.0
Dow, Inc.	5.9
Ecolab, Inc.	5.4
Nucor Corp.	5.0
Freeport-McMoRan, Inc.	4.7
Sherwin-Williams Co.	3.4
Corteva, Inc.	3.3
LyondellBasell Industries NV Class A	3.1
Air Products & Chemicals, Inc.	3.0
Tronox Holdings PLC	3.0
57.8

Industries (% of Fund's net assets)

Chemicals	67.8
Metals & Mining	19.5
Containers & Packaging	7.9
Construction Materials	4.3
Paper & Forest Products	0.2

Materials Portfolio
Schedule of Investments February 29, 2024
Showing Percentage of Net Assets
Common Stocks - 99.7%
	Shares	Value ($)
Chemicals - 67.8%
Commodity Chemicals - 20.3%
Cabot Corp.	254,200	21,594,290
Chemtrade Logistics Income Fund	232,500	1,384,224
Dow, Inc.	912,100	50,968,148
Koppers Holdings, Inc.	155,600	8,810,072
LyondellBasell Industries NV Class A	267,400	26,814,872
Olin Corp.	353,200	19,002,160
Orion SA	216,300	4,875,402
Tronox Holdings PLC	1,790,903	26,326,274
Westlake Corp.	120,600	16,728,426
		176,503,868
Diversified Chemicals - 2.3%
The Chemours Co. LLC	1,017,500	20,014,225
Fertilizers & Agricultural Chemicals - 4.7%
Corteva, Inc.	535,611	28,665,901
The Mosaic Co.	396,500	12,354,940
		41,020,841
Industrial Gases - 24.0%
Air Products & Chemicals, Inc.	112,800	26,399,712
Linde PLC	406,386	182,394,165
		208,793,877
Specialty Chemicals - 16.5%
Axalta Coating Systems Ltd. (a)	287,000	9,393,510
Celanese Corp. Class A (b)	132,500	20,136,025
DuPont de Nemours, Inc.	181,817	12,579,918
Ecolab, Inc.	210,100	47,238,884
Ecovyst, Inc. (a)	453,700	4,378,205
Element Solutions, Inc.	638,000	14,993,000
H.B. Fuller Co.	6,700	532,851
Quaker Houghton	24,000	4,812,000
Sherwin-Williams Co.	88,000	29,218,640
		143,283,033
TOTAL CHEMICALS		589,615,844
Construction Materials - 4.3%
Construction Materials - 4.3%
Martin Marietta Materials, Inc.	32,900	19,006,659
Vulcan Materials Co.	70,300	18,689,255
		37,695,914
Containers & Packaging - 7.9%
Metal, Glass & Plastic Containers - 5.7%
Aptargroup, Inc.	163,100	22,909,026
Crown Holdings, Inc.	133,859	10,256,277
Greif, Inc. Class A	250,900	16,173,014
		49,338,317
Paper & Plastic Packaging Products & Materials - 2.2%
Avery Dennison Corp.	88,300	19,119,599
TOTAL CONTAINERS & PACKAGING		68,457,916
Metals & Mining - 19.5%
Aluminum - 0.3%
Alcoa Corp.	82,900	2,255,709
Copper - 6.0%
First Quantum Minerals Ltd.	1,146,700	10,857,381
Freeport-McMoRan, Inc.	1,082,200	40,917,982
		51,775,363
Diversified Metals & Mining - 2.6%
Ivanhoe Mines Ltd. (a)(b)	1,337,400	14,220,007
Teck Resources Ltd. Class B (b)	229,800	8,828,916
		23,048,923
Gold - 1.7%
Franco-Nevada Corp.	95,600	10,009,066
Wheaton Precious Metals Corp.	111,900	4,611,551
		14,620,617
Steel - 8.9%
Arch Resources, Inc.	28,700	4,743,823
Commercial Metals Co.	210,500	11,367,000
Nucor Corp.	224,600	43,190,580
Steel Dynamics, Inc.	138,200	18,493,924
		77,795,327
TOTAL METALS & MINING		169,495,939
Paper & Forest Products - 0.2%
Forest Products - 0.2%
Interfor Corp. (a)	116,100	1,735,747
TOTAL COMMON STOCKS (Cost $618,953,059)		867,001,360

Money Market Funds - 4.5%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (c)	2,496,875	2,497,375
Fidelity Securities Lending Cash Central Fund 5.39% (c)(d)	36,948,675	36,952,370
TOTAL MONEY MARKET FUNDS (Cost $39,449,745)		39,449,745

TOTAL INVESTMENT IN SECURITIES - 104.2% (Cost $658,402,804)	906,451,105
NET OTHER ASSETS (LIABILITIES) - (4.2)%	(36,860,073)
NET ASSETS - 100.0%	869,591,032

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	12,468,877	256,122,484	266,093,986	224,849	-	-	2,497,375	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	17,449,050	293,034,025	273,530,705	39,171	-	-	36,952,370	0.1%
Total	29,917,927	549,156,509	539,624,691	264,020	-	-	39,449,745

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	867,001,360	867,001,360	-	-

Money Market Funds	39,449,745	39,449,745	-	-
Total Investments in Securities:	906,451,105	906,451,105	-	-
Materials Portfolio
Financial Statements
Statement of Assets and Liabilities
		February 29, 2024

Assets
Investment in securities, at value (including securities loaned of $36,195,625) - See accompanying schedule:
Unaffiliated issuers (cost $618,953,059)	$867,001,360
Fidelity Central Funds (cost $39,449,745)	39,449,745

Total Investment in Securities (cost $658,402,804)		$906,451,105
Foreign currency held at value (cost $18,975)		18,975
Receivable for investments sold		3,361,159
Receivable for fund shares sold		211,155
Dividends receivable		1,802,182
Distributions receivable from Fidelity Central Funds		10,167
Prepaid expenses		3,020
Other receivables		205,655
Total assets		912,063,418
Liabilities
Payable for investments purchased	$3,944,753
Payable for fund shares redeemed	761,367
Accrued management fee	374,009
Distribution and service plan fees payable	47,403
Other affiliated payables	147,881
Other payables and accrued expenses	244,603
Collateral on securities loaned	36,952,370
Total Liabilities		42,472,386
Net Assets		$869,591,032
Net Assets consist of:
Paid in capital		$593,750,036
Total accumulated earnings (loss)		275,840,996
Net Assets		$869,591,032

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($109,696,465 ÷ 1,123,151 shares)(a)		$97.67
Maximum offering price per share (100/94.25 of $97.67)		$103.63
Class M :
Net Asset Value and redemption price per share ($33,181,937 ÷ 344,258 shares)(a)		$96.39
Maximum offering price per share (100/96.50 of $96.39)		$99.89
Class C :
Net Asset Value and offering price per share ($13,268,724 ÷ 142,168 shares)(a)		$93.33
Materials :
Net Asset Value, offering price and redemption price per share ($516,428,211 ÷ 5,251,572 shares)		$98.34
Class I :
Net Asset Value, offering price and redemption price per share ($144,811,372 ÷ 1,475,747 shares)		$98.13
Class Z :
Net Asset Value, offering price and redemption price per share ($52,204,323 ÷ 532,776 shares)		$97.99
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
		Year ended February 29, 2024
Investment Income
Dividends		$19,677,453
Income from Fidelity Central Funds (including $39,171 from security lending)		264,020
Total Income		19,941,473
Expenses
Management fee	$4,987,821
Transfer agent fees	1,672,304
Distribution and service plan fees	611,415
Accounting fees	283,532
Custodian fees and expenses	24,126
Independent trustees' fees and expenses	6,221
Registration fees	96,262
Audit	47,192
Legal	1,025
Miscellaneous	6,921
Total expenses before reductions	7,736,819
Expense reductions	(71,685)
Total expenses after reductions		7,665,134
Net Investment income (loss)		12,276,339
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	32,079,407
Redemptions in-kind	9,995,666
Foreign currency transactions	(40,007)
Total net realized gain (loss)		42,035,066
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(35,684,595)
Assets and liabilities in foreign currencies	6,392
Total change in net unrealized appreciation (depreciation)		(35,678,203)
Net gain (loss)		6,356,863
Net increase (decrease) in net assets resulting from operations		$18,633,202
Statement of Changes in Net Assets

	Year ended February 29, 2024	Year ended February 28, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,276,339	$10,994,667
Net realized gain (loss)	42,035,066	108,099,190
Change in net unrealized appreciation (depreciation)	(35,678,203)	(119,348,058)
Net increase (decrease) in net assets resulting from operations	18,633,202	(254,201)
Distributions to shareholders	(53,638,131)	(33,314,365)

Share transactions - net increase (decrease)	(192,704,225)	(23,554,987)

Total increase (decrease) in net assets	(227,709,154)	(57,123,553)

Net Assets
Beginning of period	1,097,300,186	1,154,423,739
End of period	$869,591,032	$1,097,300,186

Financial Highlights
Fidelity Advisor® Materials Fund Class A

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$99.98	$102.68	$87.03	$59.39	$69.57
Income from Investment Operations
Net investment income (loss) B,C	1.01	.79	.46	.33	.58
Net realized and unrealized gain (loss)	1.70	(.54)	15.77	27.72	(10.10)
Total from investment operations	2.71	.25	16.23	28.05	(9.52)
Distributions from net investment income	(1.06)	(.80)	(.58)	(.41)	(.66)
Distributions from net realized gain	(3.96)	(2.15)	-	-	-
Total distributions	(5.02)	(2.95)	(.58)	(.41)	(.66)
Net asset value, end of period	$97.67	$99.98	$102.68	$87.03	$59.39
Total Return D,E	2.88%	.39%	18.64%	47.27%	(13.81)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	1.03%	1.03%	1.03%	1.08%	1.08%
Expenses net of fee waivers, if any	1.02%	1.03%	1.03%	1.08%	1.08%
Expenses net of all reductions	1.02%	1.03%	1.03%	1.08%	1.07%
Net investment income (loss)	1.07%	.81%	.46%	.48%	.87%
Supplemental Data
Net assets, end of period (000 omitted)	$109,696	$124,777	$138,219	$101,238	$76,869
Portfolio turnover rate H	51% I	47%	43%	36%	69%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not include the effect of the sales charges.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Materials Fund Class M

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$98.77	$101.52	$86.14	$58.84	$68.98
Income from Investment Operations
Net investment income (loss) B,C	.77	.54	.20	.14	.39
Net realized and unrealized gain (loss)	1.67	(.53)	15.59	27.42	(10.01)
Total from investment operations	2.44	.01	15.79	27.56	(9.62)
Distributions from net investment income	(.86)	(.61)	(.41)	(.26)	(.52)
Distributions from net realized gain	(3.96)	(2.15)	-	-	-
Total distributions	(4.82)	(2.76)	(.41)	(.26)	(.52)
Net asset value, end of period	$96.39	$98.77	$101.52	$86.14	$58.84
Total Return D,E	2.63%	.15%	18.32%	46.86%	(14.05)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	1.27%	1.28%	1.29%	1.36%	1.37%
Expenses net of fee waivers, if any	1.27%	1.28%	1.29%	1.36%	1.36%
Expenses net of all reductions	1.27%	1.28%	1.29%	1.36%	1.36%
Net investment income (loss)	.82%	.56%	.20%	.21%	.58%
Supplemental Data
Net assets, end of period (000 omitted)	$33,182	$38,570	$37,100	$24,768	$19,423
Portfolio turnover rate H	51% I	47%	43%	36%	69%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not include the effect of the sales charges.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Materials Fund Class C

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$95.85	$98.63	$83.76	$57.30	$67.13
Income from Investment Operations
Net investment income (loss) B,C	.29	.06	(.28)	(.18)	.08
Net realized and unrealized gain (loss)	1.60	(.53)	15.15	26.64	(9.76)
Total from investment operations	1.89	(.47)	14.87	26.46	(9.68)
Distributions from net investment income	(.45)	(.16)	-	-	(.15)
Distributions from net realized gain	(3.96)	(2.15)	-	-	-
Total distributions	(4.41)	(2.31)	-	-	(.15)
Net asset value, end of period	$93.33	$95.85	$98.63	$83.76	$57.30
Total Return D,E	2.11%	(.36)%	17.75%	46.18%	(14.46)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	1.78%	1.78%	1.78%	1.83%	1.82%
Expenses net of fee waivers, if any	1.77%	1.78%	1.78%	1.83%	1.82%
Expenses net of all reductions	1.77%	1.78%	1.78%	1.83%	1.81%
Net investment income (loss)	.32%	.06%	(.29)%	(.27)%	.12%
Supplemental Data
Net assets, end of period (000 omitted)	$13,269	$17,053	$21,261	$23,296	$24,239
Portfolio turnover rate H	51% I	47%	43%	36%	69%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not include the effect of the contingent deferred sales charge.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Materials Portfolio

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$100.63	$103.29	$87.46	$59.63	$69.84
Income from Investment Operations
Net investment income (loss) B,C	1.28	1.07	.75	.53	.77
Net realized and unrealized gain (loss)	1.72	(.55)	15.86	27.87	(10.14)
Total from investment operations	3.00	.52	16.61	28.40	(9.37)
Distributions from net investment income	(1.33)	(1.03)	(.78)	(.57)	(.84)
Distributions from net realized gain	(3.96)	(2.15)	-	-	-
Total distributions	(5.29)	(3.18)	(.78)	(.57)	(.84)
Net asset value, end of period	$98.34	$100.63	$103.29	$87.46	$59.63
Total Return D	3.17%	.67%	18.98%	47.68%	(13.57)%
Ratios to Average Net Assets C,E,F
Expenses before reductions	.76%	.76%	.75%	.80%	.80%
Expenses net of fee waivers, if any	.75%	.75%	.74%	.80%	.80%
Expenses net of all reductions	.75%	.75%	.74%	.80%	.79%
Net investment income (loss)	1.34%	1.09%	.75%	.76%	1.14%
Supplemental Data
Net assets, end of period (000 omitted)	$516,428	$603,330	$645,773	$533,073	$405,668
Portfolio turnover rate G	51% H	47%	43%	36%	69%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Materials Fund Class I

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$100.42	$103.07	$87.29	$59.52	$69.70
Income from Investment Operations
Net investment income (loss) B,C	1.28	1.06	.74	.55	.78
Net realized and unrealized gain (loss)	1.71	(.54)	15.83	27.80	(10.12)
Total from investment operations	2.99	.52	16.57	28.35	(9.34)
Distributions from net investment income	(1.32)	(1.02)	(.79)	(.58)	(.84)
Distributions from net realized gain	(3.96)	(2.15)	-	-	-
Total distributions	(5.28)	(3.17)	(.79)	(.58)	(.84)
Net asset value, end of period	$98.13	$100.42	$103.07	$87.29	$59.52
Total Return D	3.16%	.66%	18.97%	47.70%	(13.55)%
Ratios to Average Net Assets C,E,F
Expenses before reductions	.75%	.76%	.75%	.78%	.79%
Expenses net of fee waivers, if any	.75%	.76%	.75%	.78%	.79%
Expenses net of all reductions	.75%	.76%	.75%	.78%	.78%
Net investment income (loss)	1.34%	1.08%	.74%	.78%	1.16%
Supplemental Data
Net assets, end of period (000 omitted)	$144,811	$208,630	$238,282	$190,132	$137,887
Portfolio turnover rate G	51% H	47%	43%	36%	69%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Materials Fund Class Z

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$100.27	$102.92	$87.14	$59.40	$69.58
Income from Investment Operations
Net investment income (loss) B,C	1.41	1.20	.88	.67	.88
Net realized and unrealized gain (loss)	1.72	(.54)	15.81	27.75	(10.10)
Total from investment operations	3.13	.66	16.69	28.42	(9.22)
Distributions from net investment income	(1.45)	(1.16)	(.91)	(.68)	(.96)
Distributions from net realized gain	(3.96)	(2.15)	-	-	-
Total distributions	(5.41)	(3.31)	(.91)	(.68)	(.96)
Net asset value, end of period	$97.99	$100.27	$102.92	$87.14	$59.40
Total Return D	3.32%	.81%	19.14%	47.92%	(13.43)%
Ratios to Average Net Assets C,E,F
Expenses before reductions	.61%	.62%	.62%	.64%	.63%
Expenses net of fee waivers, if any	.61%	.61%	.62%	.64%	.63%
Expenses net of all reductions	.61%	.61%	.62%	.63%	.62%
Net investment income (loss)	1.48%	1.23%	.88%	.93%	1.31%
Supplemental Data
Net assets, end of period (000 omitted)	$52,204	$104,940	$73,790	$47,051	$13,267
Portfolio turnover rate G	51% H	47%	43%	36%	69%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended February 29, 2024

1. Organization.
Materials Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class M, Class C, Materials, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Materials Portfolio	$195,699

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred Trustees compensation, redemptions in-kind and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$267,093,463
Gross unrealized depreciation	(19,869,514)
Net unrealized appreciation (depreciation)	$247,223,949
Tax Cost	$659,227,156

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$877,798
Undistributed long-term capital gain	$27,936,535
Net unrealized appreciation (depreciation) on securities and other investments	$247,196,565

The tax character of distributions paid was as follows:

	February 29, 2024	February 28, 2023
Ordinary Income	$11,760,985	$ 10,457,127
Long-term Capital Gains	41,877,146	22,857,238
Total	$53,638,131	$ 33,314,365
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Materials Portfolio	483,412,557	680,084,497

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Materials Portfolio	266,164	9,995,666	23,661,972	Materials
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .52% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$287,270	$1,494
Class M	.25%	.25%	176,182	20
Class C	.75%	.25%	147,963	10,645
			$611,415	$12,159

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$11,453
Class M	943
Class CA	565
$12,961

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund.

During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	.2000
Class M	.2000
Class C	.2000
Materials	.1815
Class I	.1817

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC received an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$236,778.21
Class M	71,572.20
Class C	30,842.21
Materials	993,969.18
Class I	304,391.18
Class Z	34,752.04
	$1,672,304
Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records.

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Materials Portfolio	.0295

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Materials Portfolio	.03

Subsequent Event - Management Fee. Effective March 1, 2024, the Fund's management contract will be amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate will pay certain expenses of managing and operating the Fund out of each class's management fee.

Each class of the Fund will pay a management fee to the investment adviser. The management fee will be calculated and paid to the investment adviser every month.

When determining a class's management fee, a mandate rate will be calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate will be subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class.

The annual management fee rate for a class of shares of the Fund will be the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	0.72
Class M	0.72
Class C	0.72
Materials	0.70
Class I	0.70
Class Z	0.56

One-twelfth of the management fee rate for a class will be applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month.

A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Materials Portfolio	$7,583

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Materials Portfolio	15,206,529	26,593,295	(447,779)
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.
Amount
Materials Portfolio	$1,762
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Materials Portfolio	$4,153	$10	$-
8. Expense Reductions.
Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, transfer agent credits reduced each class' expenses as noted in the table below.
Expense reduction

Class M	$512

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $71,173.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended February 29, 2024	Year ended February 28, 2023
Materials Portfolio
Distributions to shareholders
Class A	$ 6,113,236	$3,653,799
Class M	1,841,666	1,013,870
Class C	748,040	430,794
Materials	30,248,242	18,471,243
Class I	9,849,219	6,523,647
Class Z	4,837,728	3,221,012
Total	$53,638,131	$33,314,365
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 29, 2024	Year ended February 28, 2023	Year ended February 29, 2024	Year ended February 28, 2023
Materials Portfolio
Class A
Shares sold	109,222	174,329	$10,391,547	$17,454,764
Reinvestment of distributions	62,625	37,585	5,968,808	3,573,539
Shares redeemed	(296,695)	(310,006)	(28,079,632)	(30,402,251)
Net increase (decrease)	(124,848)	(98,092)	$(11,719,277)	$(9,373,948)
Class M
Shares sold	42,686	92,789	$3,968,671	$9,181,513
Reinvestment of distributions	19,481	10,767	1,832,253	1,011,814
Shares redeemed	(108,417)	(78,482)	(10,095,432)	(7,550,323)
Net increase (decrease)	(46,250)	25,074	$(4,294,508)	$2,643,004
Class C
Shares sold	23,244	33,396	$2,141,150	$3,198,388
Reinvestment of distributions	7,991	4,589	727,510	418,955
Shares redeemed	(66,984)	(75,621)	(6,019,699)	(7,005,317)
Net increase (decrease)	(35,749)	(37,636)	$(3,151,039)	$(3,387,974)
Materials
Shares sold	742,033	1,012,996	$69,648,451	$103,105,703
Reinvestment of distributions	289,938	179,022	27,823,736	17,121,716
Shares redeemed	(1,775,766)	(1,448,920)	(167,547,083)	(140,887,042)
Net increase (decrease)	(743,795)	(256,902)	$(70,074,896)	$(20,659,623)
Class I
Shares sold	271,740	699,555	$26,082,202	$69,977,727
Reinvestment of distributions	98,208	64,549	9,401,322	6,160,539
Shares redeemed	(971,845)	(998,267)	(92,337,262)	(97,071,794)
Net increase (decrease)	(601,897)	(234,163)	$(56,853,738)	$(20,933,528)
Class Z
Shares sold	234,755	598,908	$22,426,173	$54,583,653
Reinvestment of distributions	47,702	32,902	4,557,247	3,134,918
Shares redeemed	(796,220)	(302,227)	(73,594,187)	(29,561,489)
Net increase (decrease)	(513,763)	329,583	$(46,610,767)	$28,157,082
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Select Portfolios and Shareholders of Chemicals Portfolio, Gold Portfolio, and Materials Portfolio
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (three of the funds constituting Fidelity Select Portfolios, hereafter collectively referred to as the "Funds") as of February 29, 2024, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 29, 2024, and the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Chemicals Portfolio (1)
Gold Portfolio (2)
Materials Portfolio (1)
(1) Statement of assets and liabilities, including the schedule of investments, as of February 29, 2024, the related statement of operations for the year ended February 29, 2024, the statement of changes in net assets for each of the two years in the period ended February 29, 2024, and the financial highlights for each of the five years in the period ended February 29, 2024.
(2) Consolidated statement of asset and liabilities, including the consolidated schedule of investments, as of February 29, 2024, the related consolidated statement of operations for the year ended February 29, 2024, the consolidated statement of changes in net assets for each of the two years in the period ended February 29, 2024, and the consolidated financial highlights for each of the five years in the period ended February 29, 2024.

Basis for Opinions
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
April 12, 2024

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for Vijay Advani, each of the Trustees oversees 323 funds. Mr. Advani oversees 216 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Trustee
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2018
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2008
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations+
Peter S. Lynch (1944)
Year of Election or Appointment: 2018
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Senior Vice President, Vice President, Treasurer, or Director of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as President or Director of certain Fidelity entities. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer or Director of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
+ The information includes principal occupation during the last five years.
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2023 to February 29, 2024).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value September 1, 2023	Ending Account Value February 29, 2024	Expenses Paid During Period- C September 1, 2023 to February 29, 2024

Chemicals Portfolio **	.74%
Actual		$ 1,000	$ 1,043.20	$ 3.76
Hypothetical-B		$ 1,000	$ 1,021.18	$ 3.72
Gold Portfolio
Class A **	1.05%
Actual		$ 1,000	$ 874.50	$ 4.89
Hypothetical-B		$ 1,000	$ 1,019.64	$ 5.27
Class M **	1.30%
Actual		$ 1,000	$ 873.60	$ 6.06
Hypothetical-B		$ 1,000	$ 1,018.40	$ 6.52
Class C	1.78%
Actual		$ 1,000	$ 871.10	$ 8.28
Hypothetical-B		$ 1,000	$ 1,016.01	$ 8.92
Gold Portfolio **	.77%
Actual		$ 1,000	$ 875.80	$ 3.59
Hypothetical-B		$ 1,000	$ 1,021.03	$ 3.87
Class I	.76%
Actual		$ 1,000	$ 876.10	$ 3.55
Hypothetical-B		$ 1,000	$ 1,021.08	$ 3.82
Class Z	.63%
Actual		$ 1,000	$ 876.30	$ 2.94
Hypothetical-B		$ 1,000	$ 1,021.73	$ 3.17
Materials Portfolio
Class A	1.02%
Actual		$ 1,000	$ 996.70	$ 5.06
Hypothetical-B		$ 1,000	$ 1,019.79	$ 5.12
Class M	1.27%
Actual		$ 1,000	$ 995.40	$ 6.30
Hypothetical-B		$ 1,000	$ 1,018.55	$ 6.37
Class C	1.77%
Actual		$ 1,000	$ 992.90	$ 8.77
Hypothetical-B		$ 1,000	$ 1,016.06	$ 8.87
Materials Portfolio **	.75%
Actual		$ 1,000	$ 998.10	$ 3.73
Hypothetical-B		$ 1,000	$ 1,021.13	$ 3.77
Class I	.74%
Actual		$ 1,000	$ 998.10	$ 3.68
Hypothetical-B		$ 1,000	$ 1,021.18	$ 3.72
Class Z **	.61%
Actual		$ 1,000	$ 998.70	$ 3.03
Hypothetical-B		$ 1,000	$ 1,021.83	$ 3.07

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

** If fees and changes to the expense contract and/or expense cap, effective March 1, 2024, had been in effect during the current period, the restated annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in table below:
	Annualized Expense Ratio- A	Expenses Paid

Chemicals Portfolio	.69%
Actual		$ 3.51
Hypothetical- B		$ 3.47
Gold Portfolio
Class A	.97%
Actual		$ 4.52
Hypothetical- B		$ 4.87
Class M	1.21%
Actual		$ 5.64
Hypothetical- B		$ 6.07
Gold Portfolio	.70%
Actual		$ 3.27
Hypothetical- B		$ 3.52
Materials Portfolio
Materials Portfolio	.70%
Actual		$ 3.48
Hypothetical- B		$ 3.52
Class Z	.58%
Actual		$ 2.88
Hypothetical- B		$ 2.92

A Annualized expense ratio reflects expenses net of applicable fee waivers.
B 5% return per year before expenses

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 29, 2024, or, if subsequently determined to be different, the net capital gain of such year.

Chemicals Portfolio	$61,017,950
Materials Portfolio	$30,866,721

The funds hereby designate the amounts noted below as distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends:

Chemicals Portfolio	$64,668
Materials Portfolio	$95,656
A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	April 2023	December 2023
Chemicals Portfolio	99%	83%
Gold Portfolio
Class A	100%	100%
Class M	-	100%
Class C	-	-
Gold	77%	81%
Class I	78%	83%
Class Z	64%	75%
Materials Portfolio
Class A	-	93%
Class M	-	100%
Class C	-	100%
Materials	100%	77%
Class I	100%	78%
Class Z	99%	72%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2023	December 2023
Chemicals Portfolio	100%	100%
Gold Portfolio
Class A	100%	100%
Class M	-	100%
Class C	-	-
Gold	100%	100%
Class I	100%	100%
Class Z	100%	100%
Materials Portfolio
Class A	-	100%
Class M	-	100%
Class C	-	100%
Materials	100%	100%
Class I	100%	100%
Class Z	100%	100%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Gold Portfolio
Class A	04/17/2023	$0.0462	$0.0196
	12/18/2023	$0.0349	$0.0169
Class M	04/17/2023	$0.0000	$0.0000
	12/18/2023	$0.0105	$0.0169
Class C	04/17/2023	$0.0000	$0.0000
	12/18/2023	$0.0000	$0.0000
Gold	04/17/2023	$0.0913	$0.0196
	12/18/2023	$0.0633	$0.0169
Class I	04/17/2023	$0.0900	$0.0196
	12/18/2023	$0.0616	$0.0169
Class Z	04/17/2023	$0.1106	$0.0196
	12/18/2023	$0.0683	$0.0169

The funds will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts
Chemicals Portfolio
Gold Portfolio
Materials Portfolio
At its January 2024 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), approved an amended and restated management contract with Fidelity Management & Research Company LLC (FMR) (the Management Contract), and amended and restated sub-advisory agreements (the Sub-Advisory Contracts, and together with the Management Contract, the Advisory Contracts) for each fund, including each fund's sub-advisory agreements with FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The Advisory Contracts will be effective March 1, 2024. The Board will consider the annual renewal of each fund's Advisory Contracts in May 2024, following its review of additional materials provided by FMR.
Management Contract. The Board approved the Management Contract, which implements a new fee structure combining the management fee, transfer agent fee (TA Fee), and pricing and bookkeeping fee (P&B Fee) of each fund and each class of Gold Portfolio and Materials Portfolio into a single class-level fee (single fee for Chemicals Portfolio) based on tiered schedules and subject to a class-level (for Gold Portfolio and Materials Portfolio) maximum rate (the Unified Fee). In exchange for the Unified Fee, each fund will receive investment advisory, management, administrative, transfer agent, pricing and bookkeeping services under a single agreement - the Management Contract.
In its consideration of the Management Contract over several meetings, the Board received, reviewed and discussed a comprehensive set of analyses regarding the Unified Fee including (i) the legal framework, (ii) design goals for the Unified Fee, (iii) calculation methodology for the Unified Fee and illustrative examples, (iv) annual and cumulative projected impacts under various scenarios, both in the aggregate and at the fund/class level, (v) explanations of schedules, rate levers and maximum rates and (vi) shareholder benefits and projected savings.
The Board considered that the maximum Unified Fee for each fund and each class of Gold Portfolio and Materials Portfolio would be no higher than the sum of (i) the lowest contractual management fee rate under each fund's existing management contract, which is the individual fund fee rate, if any, plus the lowest contractual marginal group fee rate and (ii) the TA and P&B Fee rates, which are fixed fee rates since December 1, 2023 (together, the Unified Fee Cap). The Board noted that Fidelity has represented that, as a result of this Unified Fee Cap, the Unified Fee would be no greater than the fee rates previously authorized to be charged to each fund for the same services. The Board noted that certain expenses such as third-party expenses, Rule 12b-1 fees (for Gold Portfolio and Materials Portfolio), and certain other miscellaneous expenses would be outside the scope of the Unified Fee and the calculation of such fees would not change as a result of the Unified Fee. For each of Gold Portfolio and Materials Portfolio, the Board considered that, under the Management Contract, a different management fee rate will be applicable to each class of the fund. The Board noted that Fidelity has represented that the difference in expenses between classes is based on differences in class-specific expenses and not due to any difference in advisory or third-party custodial fees or other expenses related to the management of each fund's assets.
The Board considered Fidelity's representations that implementation of the Unified Fee, which includes the Unified Fee Cap, would cause all funds subject to the Unified Fee, including each fund, to experience an immediate reduction on contractual fee rates for services provided under the current management contracts. The Board considered that some funds would not experience lower net total fees as a result of existing fee caps. The Board further considered that, in addition to the contractual fee savings, the Unified Fee offers funds and their shareholders greater protection from future rate increases for services previously offered under separate agreements that are now covered by the Management Contract because such rate increases would require shareholder approval.
Sub-Advisory Contracts. In connection with the Unified Fee changes, the Board considered the Sub-Advisory Contracts, which simplified the calculation of the fees paid by FMR to the sub-advisers under the agreements. The Board noted that the agreements with FMR UK, FMR H.K., and FMR Japan were amended to provide that FMR will compensate each sub-adviser at a fee rate equal to 110% of the sub-adviser's costs incurred in providing services under the agreement. The Board considered that, under the Sub-Advisory Contracts, FMR, and not each fund, will continue to pay the sub-advisory fees to each applicable sub-adviser.
The Board further considered that the approval of each fund's Advisory Contracts will not result in any changes in the investment process or strategies employed in the management of each fund's assets or the day-to-day management of each fund or the persons primarily responsible for such management. Further, the Board considered that the Management Contract would not change the obligations and services of FMR and its affiliates on behalf of each fund, and, in particular, there would be no change in the nature and level of advisory, management, administration, transfer agent, and pricing and bookkeeping services provided to each fund by FMR, its affiliates, and each applicable sub-adviser.
In connection with its consideration of future renewals of each fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for each fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing each fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the funds) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.
Based on its evaluation of all of the conclusions and representations noted above, and after considering all factors it believed relevant, the Board concluded that each fund's management fee structure is fair and reasonable, and that the funds' Advisory Contracts should be approved.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Funds have adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage each Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. Each Fund's Board of Trustees (the Board) has designated each Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factor specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2022 through November 30, 2023.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.846032.117
SELMT-ANN-0424
Fidelity® Select Portfolios®
Health Care Sector

Biotechnology Portfolio
Health Care Portfolio
Health Care Services Portfolio
Medical Technology and Devices Portfolio
Pharmaceuticals Portfolio

Annual Report
February 29, 2024

Contents

Biotechnology Portfolio
Performance
Management's Discussion of Fund Performance
Consolidated Investment Summary
Consolidated Schedule of Investments
Consolidated Financial Statements
Health Care Portfolio
Performance
Management's Discussion of Fund Performance
Consolidated Investment Summary
Consolidated Schedule of Investments
Consolidated Financial Statements
Health Care Services Portfolio
Performance
Management's Discussion of Fund Performance
Consolidated Investment Summary
Consolidated Schedule of Investments
Consolidated Financial Statements
Medical Technology and Devices Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Pharmaceuticals Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.
Biotechnology Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 29, 2024	Past 1 year	Past 5 years	Past 10 years
Biotechnology Portfolio	22.99%	7.01%	6.25%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Biotechnology Portfolio on February 28, 2014.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Biotechnology Portfolio
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 30.45% for the 12 months ending February 29, 2024, according to the S&P 500® index, as robust earnings, a slowing in the pace of inflation and resilient late-cycle expansion of the U.S. economy aided risk assets. The index ended February at a record high. Notably, the rally has been driven by a narrow set of firms in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. This is mostly reflected in semiconductor-related stocks (+113%) and media & entertainment (+68%) names. A likely shift in monetary policy also provided a boost. Aggressive rate hikes by the U.S. Federal Reserve continued until late July, when the Fed decided to pause a series of increases that began in March 2022 at a 22-year high while it observed the effect on inflation and the economy. Following the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline and gained 14.09% through year-end and added 1.68% in January and 5.34% in February. By sector for the full 12 months, information technology (+61%) and communication services (+58%) were standouts, with AI a major tailwind. In sharp contrast, the defensive-oriented utilities sector (-1%) fared worst. Other notable laggards included real estate (+7%) and consumer staples (+8%), each also considered defensive, and energy (+6%).
Comments from Portfolio Manager Rajiv Kaul:
For the fiscal year ending February 29, 2024, the fund gained 22.99%, versus 15.03% for the MSCI US IMI Biotechnology 25/50 Index and 30.45% for the broad-based S&P 500® index. Relative to the industry index, security selection was the primary contributor, especially in the fund's core biotechnology industry. The top individual relative contributor was a sizable overweight in Krystal Biotech (+95%). Krystal Biotech was one of our largest holdings. A second notable relative contributor was an overweight in Biohaven (+224%). An underweight in Gilead Sciences (-7%) also helped relative performance. This period we meaningfully increased our investment in Gilead Sciences, making it a sizable holding as of February 29. In contrast, security selection in pharmaceuticals and life sciences tools & services modestly detracted from our relative result this period. The largest individual relative detractor was an underweight in Amgen (+22%). We notably increased exposure to Amgen the past 12 months and it ended February as the fund's No. 2 holding, but still an underweight. A second notable relative detractor was a non-index stake in Bio AB Holdings (-47%). Lastly, an underweight in AbbVie (+19%) hurt versus the index. As of February 28, it was the fund's top holding, at about 13% of assets, and also the largest underweight by a wide margin.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Biotechnology Portfolio
Consolidated Investment Summary February 29, 2024 (Unaudited)
Top Holdings (% of Fund's net assets)

AbbVie, Inc.	13.5
Amgen, Inc.	7.1
Krystal Biotech, Inc.	6.4
Regeneron Pharmaceuticals, Inc.	4.2
Vertex Pharmaceuticals, Inc.	3.2
Gilead Sciences, Inc.	2.2
Alnylam Pharmaceuticals, Inc.	2.0
Ascendis Pharma A/S sponsored ADR	2.0
Apellis Pharmaceuticals, Inc.	1.7
Arcellx, Inc.	1.7
44.0

Industries (% of Fund's net assets)

Biotechnology	93.2
Pharmaceuticals	6.1
Health Care Technology	0.3
Life Sciences Tools & Services	0.2
Health Care Providers & Services	0.1
Consumer Staples Distribution & Retail	0.0
Health Care Equipment & Supplies	0.0

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Biotechnology Portfolio
Consolidated Schedule of Investments February 29, 2024
Showing Percentage of Net Assets
Common Stocks - 98.9%
	Shares	Value ($)
Biotechnology - 92.3%
Biotechnology - 92.3%
AbbVie, Inc.	3,759,138	661,796,240
Absci Corp. (a)(b)	1,102,700	5,689,932
AC Immune SA (a)(b)	27,202	98,471
Acelyrin, Inc. (b)	957,962	8,094,779
Adverum Biotechnologies, Inc. (c)	8,333,333	16,499,999
Adverum Biotechnologies, Inc. (a)(b)	546,840	1,082,743
Aerovate Therapeutics, Inc. (a)(b)	311,676	7,193,482
Alector, Inc. (a)	3,535,753	24,644,198
Allena Pharmaceuticals, Inc. (a)(d)	93,683	1
Allogene Therapeutics, Inc. (a)(b)	2,277,888	11,184,430
Alnylam Pharmaceuticals, Inc. (a)	653,882	98,795,031
Alpine Immune Sciences, Inc. (a)	220,800	7,776,576
ALX Oncology Holdings, Inc. (a)	975,349	14,308,370
Amgen, Inc.	1,276,813	349,629,704
Amicus Therapeutics, Inc. (a)	2,366,934	30,344,094
AnaptysBio, Inc. (a)	139,628	3,564,703
Annexon, Inc. (a)	404,544	2,253,310
Apellis Pharmaceuticals, Inc. (a)	1,359,279	84,234,520
Apogee Therapeutics, Inc. (b)	378,956	13,195,248
Arcellx, Inc. (a)	1,269,301	83,545,392
Arcturus Therapeutics Holdings, Inc. (a)(b)	663,959	25,735,051
Arcus Biosciences, Inc. (a)	2,936,896	56,182,820
Argenx SE ADR (a)	149,106	56,661,771
ArriVent Biopharma, Inc. (b)(e)	1,798,400	38,737,536
Arrowhead Pharmaceuticals, Inc. (a)	713,170	22,892,757
Ars Pharmaceuticals, Inc. (a)(b)	1,200,456	10,047,817
Ascendis Pharma A/S sponsored ADR (a)	659,409	97,434,274
Astria Therapeutics, Inc. (a)	583,256	8,293,900
Astria Therapeutics, Inc. warrants (a)	115,136	1,027,235
aTyr Pharma, Inc. (a)	2,258,063	4,335,481
Aura Biosciences, Inc. (a)	294,292	2,669,228
Autolus Therapeutics PLC ADR (a)	618,833	3,712,998
Avidity Biosciences, Inc. (c)	53,700	982,710
Avidity Biosciences, Inc. (a)	374,450	6,852,435
AVROBIO, Inc. (c)(d)(f)	403,256	5,000,003
Axcella Health, Inc. (a)(d)	66,454	1
Beam Therapeutics, Inc. (a)(b)	923,650	36,474,939
BeiGene Ltd. ADR (a)	9,198	1,523,649
BeyondSpring, Inc. (a)	1,015	1,391
BioCryst Pharmaceuticals, Inc. (a)(b)	1,787,181	10,061,829
Biogen, Inc. (a)	92,111	19,987,166
Biohaven Ltd. (a)(b)	1,572,610	75,705,445
Biomea Fusion, Inc. (a)(b)	392,829	6,874,508
BioXcel Therapeutics, Inc. (a)(b)	274,527	872,996
Blueprint Medicines Corp. (a)	648,252	60,624,527
BridgeBio Pharma, Inc. (c)	733,408	25,045,883
BridgeBio Pharma, Inc. (a)	946,496	32,322,838
Candel Therapeutics, Inc. (a)(b)	117,512	218,572
Cargo Therapeutics, Inc.	296,500	7,169,370
Cartesian Therapeutics, Inc. (a)(b)(e)	11,208,022	8,198,668
Cartesian Therapeutics, Inc. rights (a)(d)(e)	5,385,728	700,145
Celldex Therapeutics, Inc. (a)	673,600	32,373,216
Centessa Pharmaceuticals PLC ADR (a)(b)	2,787,194	29,293,409
Chinook Therapeutics, Inc. rights (a)(d)	115,821	1
Codiak Biosciences, Inc. (a)(b)(d)	448,539	4
Codiak Biosciences, Inc. warrants 9/15/27 (a)(d)	46,000	0
Cogent Biosciences, Inc. (c)	2,247,694	15,733,858
Compass Therapeutics, Inc. (a)	428,436	762,616
Crinetics Pharmaceuticals, Inc. (a)	1,389,750	56,896,365
CRISPR Therapeutics AG (a)(b)	202,007	17,013,030
Cyclerion Therapeutics, Inc. (a)	41,864	131,872
Cyclerion Therapeutics, Inc. (a)(c)	4,740	14,931
Cytokinetics, Inc. (a)	648,621	46,856,381
Day One Biopharmaceuticals, Inc. (a)	607,633	10,165,700
Denali Therapeutics, Inc. (a)	200,069	3,957,365
Dianthus Therapeutics, Inc. (unlisted) (c)	337,793	7,942,358
Disc Medicine, Inc. (a)	134,079	9,207,205
Disc Medicine, Inc. rights (a)(b)(d)	1,555,907	16
Dyne Therapeutics, Inc. (a)	180,313	4,850,420
Entrada Therapeutics, Inc. (a)(b)	224,917	2,975,652
Exelixis, Inc. (a)	756,454	16,566,343
Fate Therapeutics, Inc. (a)	71,400	506,226
Fusion Pharmaceuticals, Inc. (a)	1,219,923	14,590,279
Geron Corp. (a)	2,041,606	4,083,212
Geron Corp. warrants 12/31/25 (a)	2,100,000	981,836
Gilead Sciences, Inc.	1,495,604	107,833,048
Gossamer Bio, Inc. (a)(b)	10,193,176	14,372,378
Gritstone Bio, Inc. (a)(b)	846,176	2,369,293
Halozyme Therapeutics, Inc. (a)	4,000	159,240
Ideaya Biosciences, Inc. (a)	1,208,957	54,040,378
Idorsia Ltd. (a)(b)	4,652,178	11,741,574
IGM Biosciences, Inc. (a)(b)	1,539,582	19,444,921
Immuneering Corp. (a)(b)	269,585	1,671,427
Immunocore Holdings PLC ADR (a)	207,718	13,962,804
Immunome, Inc. (a)(b)	739,382	17,893,044
Immunovant, Inc. (a)	822,543	29,093,346
Inozyme Pharma, Inc. (a)(b)	1,515,687	9,639,769
Insmed, Inc. (a)	791,292	21,934,614
Intellia Therapeutics, Inc. (a)	823,501	26,450,852
IO Biotech, Inc. (a)	7,952	12,723
Ionis Pharmaceuticals, Inc. (a)(b)	966,777	43,707,988
Janux Therapeutics, Inc. (a)	356,399	17,242,584
Keros Therapeutics, Inc. (a)	405,129	27,346,208
Korro Bio, Inc. (c)	88,608	4,279,766
Korro Bio, Inc. (j)	92,276	4,234,084
Krystal Biotech, Inc. (a)(b)(e)	1,985,122	316,567,405
Kymera Therapeutics, Inc. (a)(b)	510,226	21,786,650
Legend Biotech Corp. ADR (a)	502,110	32,717,488
Madrigal Pharmaceuticals, Inc. (a)(b)	133,108	31,440,110
MannKind Corp. (a)(b)	4,406,401	18,110,308
Merus BV (a)	912,815	44,253,271
Minerva Neurosciences, Inc. (a)(b)	283,427	756,750
Moderna, Inc. (a)	396,151	36,540,968
Monte Rosa Therapeutics, Inc. (a)	939,805	5,948,966
Moonlake Immunotherapeutics (a)(b)	332,441	16,036,954
Morphic Holding, Inc. (a)	1,296,799	47,916,723
Natera, Inc. (a)	357,132	30,888,347
Nurix Therapeutics, Inc. (a)(b)	13,046	161,118
Nuvalent, Inc. Class A (a)	234,474	19,723,953
Omega Therapeutics, Inc. (a)(b)	245,003	1,006,962
ORIC Pharmaceuticals, Inc. (a)	117,400	1,495,676
PepGen, Inc. (a)	575,295	9,751,250
Poseida Therapeutics, Inc. (a)	223,383	884,597
ProKidney Corp. (a)(b)	233,600	380,768
Protagonist Therapeutics, Inc. (a)	423,913	12,878,477
Prothena Corp. PLC (a)	801,417	22,111,095
PTC Therapeutics, Inc. (a)	670,511	18,901,705
Rallybio Corp. (a)(b)	581,092	1,351,039
RAPT Therapeutics, Inc. (a)	802,700	6,879,139
Recursion Pharmaceuticals, Inc. (a)(b)	149,900	2,017,654
Regeneron Pharmaceuticals, Inc. (a)	214,849	207,563,470
Regulus Therapeutics, Inc. (a)(e)	2,922,600	4,296,222
Replimune Group, Inc. (a)	198,315	1,701,543
Revolution Medicines, Inc. (a)	513,798	15,146,765
Rhythm Pharmaceuticals, Inc. (a)(b)	15,603	677,482
Rocket Pharmaceuticals, Inc. (a)	532,936	15,615,025
Roivant Sciences Ltd. (a)	4,298,919	49,179,633
Sage Therapeutics, Inc. (a)	922,252	19,809,973
Sagimet Biosciences, Inc. (b)	130,060	797,268
Sana Biotechnology, Inc. (a)(b)	1,331,094	13,364,184
Sarepta Therapeutics, Inc. (a)	264,199	33,791,052
Scholar Rock Holding Corp. (a)(b)	2,302,776	35,693,028
Scholar Rock Holding Corp. warrants 12/31/25 (a)(c)	17,850	162,340
Sensorion SA (a)	5,637,373	5,544,514
Seres Therapeutics, Inc. (a)	854,347	973,956
Shattuck Labs, Inc. (a)	510,642	4,457,905
SpringWorks Therapeutics, Inc. (a)(b)	649,709	32,004,665
Spyre Therapeutics, Inc. (c)	33,334	868,951
Spyre Therapeutics, Inc. (a)	228,219	6,262,329
Summit Therapeutics, Inc. (a)(b)	4,354,329	19,768,654
Tango Therapeutics, Inc. (c)	466,637	5,193,670
Tango Therapeutics, Inc. (a)	310,288	3,453,505
Taysha Gene Therapies, Inc. (a)(b)(e)	10,992,802	34,737,254
Tenaya Therapeutics, Inc. (a)	2,825,413	16,811,207
TG Therapeutics, Inc. (a)(b)	1,440,120	24,798,866
Twist Bioscience Corp. (a)(b)	147,425	5,792,328
Tyra Biosciences, Inc. (c)	115,296	2,304,767
Tyra Biosciences, Inc. (a)	76,100	1,521,239
Ultragenyx Pharmaceutical, Inc. (a)	897,330	46,409,908
uniQure B.V. (a)	27,808	159,896
United Therapeutics Corp. (a)	177,493	40,049,521
Vaxcyte, Inc. (a)	1,003,180	74,054,748
Vera Therapeutics, Inc. (a)(b)	739,878	34,833,456
Vertex Pharmaceuticals, Inc. (a)	369,709	155,551,365
Verve Therapeutics, Inc. (a)(b)	144,393	2,461,901
Viking Therapeutics, Inc. (a)	425,252	32,765,667
Viridian Therapeutics, Inc. (a)	1,039,238	19,444,143
Vor Biopharma, Inc. (a)(b)	1,114,702	2,563,815
X4 Pharmaceuticals, Inc. warrants 4/12/24 (a)	450,000	5
Xenon Pharmaceuticals, Inc. (a)	539,634	25,470,725
Zealand Pharma A/S (a)	827,330	79,655,930
Zentalis Pharmaceuticals, Inc. (a)	562,933	8,393,331
		4,537,225,081
Consumer Staples Distribution & Retail - 0.0%
Drug Retail - 0.0%
MedAvail Holdings, Inc. (a)	55	76
Health Care Equipment & Supplies - 0.0%
Health Care Equipment - 0.0%
Aradigm Corp. (a)(d)	148,009	1
Aradigm Corp. (a)(d)	11,945	0
Glaukos Corp. (a)	5,700	504,963
Novocure Ltd. (a)	11,113	170,140
		675,104
Health Care Technology - 0.3%
Health Care Technology - 0.3%
Schrodinger, Inc. (a)	495,801	12,623,093
Life Sciences Tools & Services - 0.2%
Life Sciences Tools & Services - 0.2%
10X Genomics, Inc. (a)	252,200	11,762,608
Pharmaceuticals - 6.1%
Pharmaceuticals - 6.1%
Adimab LLC (c)(d)(g)	1,954,526	37,350,992
Adimab LLC (a)(c)(d)(g)	1,954,526	12,469,876
Afferent Pharmaceuticals, Inc. rights 12/31/24 (a)(d)	8,274,568	1,654,914
Alto Neuroscience, Inc.	200,000	3,080,000
Amylyx Pharmaceuticals, Inc. (a)	568,115	10,708,968
Arvinas Holding Co. LLC (a)	239,616	11,017,544
Axsome Therapeutics, Inc. (a)(b)	162,403	13,216,356
Corcept Therapeutics, Inc. (a)(b)	765,599	17,991,577
Edgewise Therapeutics, Inc. (a)	445,585	7,276,403
Enliven Therapeutics, Inc. (a)	673,638	10,757,999
Fulcrum Therapeutics, Inc. (a)	1,342,555	13,707,487
GH Research PLC (a)(b)	255,924	2,272,605
Harmony Biosciences Holdings, Inc. (a)	91,925	2,950,793
Indivior PLC (a)	71,500	1,547,864
Intra-Cellular Therapies, Inc. (a)	75,999	5,283,450
Longboard Pharmaceuticals, Inc. (a)(e)	1,778,489	39,446,886
Novo Nordisk A/S Series B sponsored ADR	45,000	5,389,650
Nuvation Bio, Inc. (a)	3,576,745	6,688,513
OptiNose, Inc. (a)	794,031	1,413,375
OptiNose, Inc. warrants (a)	91,712	49,884
Pharvaris BV (a)	112,407	2,578,617
Pliant Therapeutics, Inc. (a)	37,431	594,030
Structure Therapeutics, Inc. ADR	227,004	9,209,552
UCB SA	450,908	51,901,856
Verona Pharma PLC ADR (a)(b)	1,062,266	18,292,221
Verrica Pharmaceuticals, Inc. (a)(b)	1,508,769	7,951,213
WAVE Life Sciences (a)	1,131,311	5,441,606
		300,244,231
TOTAL COMMON STOCKS (Cost $3,102,768,565)		4,862,530,193

Convertible Preferred Stocks - 1.0%
	Shares	Value ($)
Biotechnology - 0.9%
Biotechnology - 0.9%
ElevateBio LLC Series C (a)(c)(d)	216,600	751,602
National Resilience, Inc. Series B (a)(c)(d)	732,064	35,212,278
SalioGen Therapeutics, Inc. Series B (a)(c)(d)	94,461	6,328,887
		42,292,767
Health Care Providers & Services - 0.1%
Health Care Services - 0.1%
Scorpion Therapeutics, Inc. Series B (a)(c)(d)	3,099,905	4,773,854
Pharmaceuticals - 0.0%
Pharmaceuticals - 0.0%
Afferent Pharmaceuticals, Inc. Series C (a)(c)(d)	8,274,568	83
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $28,408,650)		47,066,704

Money Market Funds - 6.2%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (h)	17,013,116	17,016,519
Fidelity Securities Lending Cash Central Fund 5.39% (h)(i)	286,168,444	286,197,060
TOTAL MONEY MARKET FUNDS (Cost $303,186,968)		303,213,579

TOTAL INVESTMENT IN SECURITIES - 106.1% (Cost $3,434,364,183)	5,212,810,476
NET OTHER ASSETS (LIABILITIES) - (6.1)%	(298,279,077)
NET ASSETS - 100.0%	4,914,531,399

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $180,916,808 or 3.7% of net assets.

(d)	Level 3 security
(e)	Affiliated company
(f)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(g)	Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(i)	Investment made with cash collateral received from securities on loan.
(j)
Equity security is subject to lock-up or market standoff agreement and valued at a discount to the market price of the equivalent equity security. As of period end, the total fair value of equity securities discounted due to contractual sale restrictions is $4,234,084 and all restrictions are set to expire on or before  May 31, 2024.  Under normal market conditions, there are no circumstances that could cause the restrictions to lapse.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Adimab LLC	9/17/14 - 6/05/15	23,546,682

Adimab LLC	9/17/14 - 6/05/15	7,861,206

Adverum Biotechnologies, Inc.	2/05/24	10,000,000

Afferent Pharmaceuticals, Inc. Series C	7/01/15	0

Avidity Biosciences, Inc.	2/29/24	886,050

AVROBIO, Inc.	1/30/24	5,000,003

BridgeBio Pharma, Inc.	9/25/23	20,000,036

Cogent Biosciences, Inc.	2/14/24	16,857,705

Cyclerion Therapeutics, Inc.	4/02/19	1,404,026

Dianthus Therapeutics, Inc. (unlisted)	5/03/23 - 1/22/24	5,522,107

ElevateBio LLC Series C	3/09/21	908,637

Korro Bio, Inc.	7/14/23	5,000,000

National Resilience, Inc. Series B	12/01/20	9,999,994

SalioGen Therapeutics, Inc. Series B	12/10/21	10,000,019

Scholar Rock Holding Corp. warrants 12/31/25	6/17/22	0

Scorpion Therapeutics, Inc. Series B	1/08/21	7,500,000

Spyre Therapeutics, Inc.	12/07/23	500,010

Tango Therapeutics, Inc.	8/09/23	2,403,181

Tyra Biosciences, Inc.	2/02/24	1,500,001

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	16,575,392	960,734,362	960,293,235	763,125	-	-	17,016,519	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	353,621,750	1,606,918,054	1,674,342,744	4,239,405	7,030	(7,030)	286,197,060	0.9%
Total	370,197,142	2,567,652,416	2,634,635,979	5,002,530	7,030	(7,030)	303,213,579

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Consolidated Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable. A dash in the Value end of period ($) column means either the issuer is no longer held at period end, or the issuer is held at period end but is no longer an affiliate.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Adverum Biotechnologies, Inc.	5,380,026	-	11,730,090	-	2,355,141	5,077,666	-
Applied Therapeutics, Inc.	2,665,931	-	6,022,995	-	3,868,068	(511,004)	-
ArriVent Biopharma, Inc.	-	32,371,200	-	-	-	6,366,336	38,737,536
Cartesian Therapeutics, Inc.	644,776	9,780,709	-	969,431	-	(2,226,817)	8,198,668
Cartesian Therapeutics, Inc. rights	-	969,431	-	-	-	(269,286)	700,145
Gossamer Bio, Inc.	-	6,942,725	1,883,288	-	492,338	8,820,603	-
IGM Biosciences, Inc.	14,514,499	12,882,265	4,735,850	-	(7,241,047)	4,025,054	-
Krystal Biotech, Inc.	171,824,409	-	9,387,317	-	942,317	153,187,996	316,567,405
Longboard Pharmaceuticals, Inc.	4,520,303	26,536,809	2,336,131	-	(3,872,797)	14,598,702	39,446,886
Minerva Neurosciences, Inc.	-	4,240,089	595,231	-	(1,396,946)	(1,491,162)	-
Regulus Therapeutics, Inc.	2,941,300	1,143,299	-	-	-	211,623	4,296,222
Taysha Gene Therapies, Inc.	819,763	-	15,822,932	-	(1,142,524)	36,738,928	34,737,254
Taysha Gene Therapies, Inc.	-	14,144,019	-	-	-	-	-
Total	203,311,007	109,010,546	52,513,834	969,431	(5,995,450)	224,528,639	442,684,116

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	4,862,530,193	4,790,087,546	15,266,693	57,175,954

Convertible Preferred Stocks	47,066,704	-	-	47,066,704

Money Market Funds	303,213,579	303,213,579	-	-
Total Investments in Securities:	5,212,810,476	5,093,301,125	15,266,693	104,242,658

The following is a reconciliation of consolidated  Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Common Stocks
Beginning Balance	$105,758,765
Net Realized Gain (Loss) on Investment Securities	(517,465)
Net Unrealized Gain (Loss) on Investment Securities	(38,896,308)
Cost of Purchases	6,157,721
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	1,181,884
Transfers out of Level 3	(16,508,643)
Ending Balance	$57,175,954
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 29, 2024	$(39,315,455)
Convertible Preferred Stocks
Beginning Balance	$65,646,072
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	(9,929,907)
Cost of Purchases	-
Proceeds of Sales	(4,611,659)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	(4,037,802)
Ending Balance	$47,066,704
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 29, 2024	$(9,933,002)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's consolidated Statement of Operations.

Biotechnology Portfolio
Consolidated Financial Statements
Consolidated Statement of Assets and Liabilities
		February 29, 2024

Assets
Investment in securities, at value (including securities loaned of $266,157,625) - See accompanying schedule:
Unaffiliated issuers (cost $2,965,256,606)	$4,466,912,781
Fidelity Central Funds (cost $303,186,968)	303,213,579
Other affiliated issuers (cost $165,920,609)	442,684,116

Total Investment in Securities (cost $3,434,364,183)		$5,212,810,476
Receivable for investments sold		17,992,235
Receivable for fund shares sold		2,111,280
Dividends receivable		3,120,197
Distributions receivable from Fidelity Central Funds		319,972
Prepaid expenses		14,502
Other receivables		1,258,805
Total assets		5,237,627,467
Liabilities
Payable for investments purchased
Regular delivery	$16,738,027
Delayed delivery	5,000,003
Payable for fund shares redeemed	4,040,807
Accrued management fee	2,068,810
Other affiliated payables	712,097
Deferred taxes	7,136,207
Other payables and accrued expenses	1,364,125
Collateral on securities loaned	286,035,992
Total Liabilities		323,096,068
Net Assets		$4,914,531,399
Net Assets consist of:
Paid in capital		$3,587,793,193
Total accumulated earnings (loss)		1,326,738,206
Net Assets		$4,914,531,399
Net Asset Value, offering price and redemption price per share ($4,914,531,399 ÷ 251,575,800 shares)		$19.53
Consolidated Statement of Operations
		Year ended February 29, 2024
Investment Income
Dividends (including $969,431 earned from affiliated issuers)		$34,498,716
Income from Fidelity Central Funds (including $4,239,405 from security lending)		5,002,530
Total Income		39,501,246
Expenses
Management fee	$24,041,597
Transfer agent fees	7,424,045
Accounting fees	933,981
Custodian fees and expenses	184,376
Independent trustees' fees and expenses	29,461
Registration fees	37,171
Audit	100,295
Legal	8,127
Interest	16,712
Miscellaneous	33,664
Total expenses before reductions	32,809,429
Expense reductions	(346,244)
Total expenses after reductions		32,463,185
Net Investment income (loss)		7,038,061
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	260,584,210
Redemptions in-kind	82,617,211
Fidelity Central Funds	7,030
Other affiliated issuers	(5,995,450)
Foreign currency transactions	3,107
Total net realized gain (loss)		337,216,108
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred taxes of $7,136,207)	361,906,179
Fidelity Central Funds	(7,030)
Other affiliated issuers	224,528,639
Assets and liabilities in foreign currencies	2,981
Total change in net unrealized appreciation (depreciation)		586,430,769
Net gain (loss)		923,646,877
Net increase (decrease) in net assets resulting from operations		$930,684,938
Consolidated Statement of Changes in Net Assets

	Year ended February 29, 2024	Year ended February 28, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,038,061	$(2,528,380)
Net realized gain (loss)	337,216,108	(546,855,471)
Change in net unrealized appreciation (depreciation)	586,430,769	608,745,968
Net increase (decrease) in net assets resulting from operations	930,684,938	59,362,117
Distributions to shareholders	(20,921,962)	-

Share transactions
Proceeds from sales of shares	355,598,248	544,996,692
Reinvestment of distributions	19,492,812	-
Cost of shares redeemed	(1,339,429,723)	(915,943,690)

Net increase (decrease) in net assets resulting from share transactions	(964,338,663)	(370,946,998)
Total increase (decrease) in net assets	(54,575,687)	(311,584,881)

Net Assets
Beginning of period	4,969,107,086	5,280,691,967
End of period	$4,914,531,399	$4,969,107,086

Other Information
Shares
Sold	22,190,655	35,714,869
Issued in reinvestment of distributions	1,243,749	-
Redeemed	(83,162,823)	(58,965,046)
Net increase (decrease)	(59,728,419)	(23,250,177)

Consolidated Financial Highlights
Biotechnology Portfolio

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$15.96	$15.78	$25.52	$21.02	$21.14
Income from Investment Operations
Net investment income (loss) B,C	.03	(.01)	(.03)	(.01)	.05
Net realized and unrealized gain (loss)	3.62	.19	(6.91)	9.41	1.79
Total from investment operations	3.65	.18	(6.94)	9.40	1.84
Distributions from net investment income	(.08)	-	(.03)	(.07)	(.03)
Distributions from net realized gain	-	-	(2.77)	(4.84)	(1.93)
Total distributions	(.08)	-	(2.80)	(4.90) D	(1.96)
Net asset value, end of period	$19.53	$15.96	$15.78	$25.52	$21.02
Total Return E	22.99%	1.14%	(29.49)%	47.35%	8.57%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.71%	.72%	.69%	.70%	.72%
Expenses net of fee waivers, if any	.71%	.71%	.69%	.70%	.72%
Expenses net of all reductions	.71%	.71%	.69%	.69%	.72%
Net investment income (loss)	.15%	(.05)%	(.14)%	(.03)%	.22%
Supplemental Data
Net assets, end of period (000 omitted)	$4,914,531	$4,969,107	$5,280,692	$8,873,624	$6,624,752
Portfolio turnover rate H	52% I	51%	46%	78%	50%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Health Care Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 29, 2024	Past 1 year	Past 5 years	Past 10 years
Health Care Portfolio	11.63%	9.49%	9.85%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Health Care Portfolio on February 28, 2014.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Health Care Portfolio
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 30.45% for the 12 months ending February 29, 2024, according to the S&P 500® index, as robust earnings, a slowing in the pace of inflation and resilient late-cycle expansion of the U.S. economy aided risk assets. The index ended February at a record high. Notably, the rally has been driven by a narrow set of firms in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. This is mostly reflected in semiconductor-related stocks (+113%) and media & entertainment (+68%) names. A likely shift in monetary policy also provided a boost. Aggressive rate hikes by the U.S. Federal Reserve continued until late July, when the Fed decided to pause a series of increases that began in March 2022 at a 22-year high while it observed the effect on inflation and the economy. Following the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline and gained 14.09% through year-end and added 1.68% in January and 5.34% in February. By sector for the full 12 months, information technology (+61%) and communication services (+58%) were standouts, with AI a major tailwind. In sharp contrast, the defensive-oriented utilities sector (-1%) fared worst. Other notable laggards included real estate (+7%) and consumer staples (+8%), each also considered defensive, and energy (+6%).
Comments from Portfolio Manager Eddie Yoon:
For the fiscal year ending February 29, 2024, the fund gained 11.63%, versus 14.78% for the MSCI U.S. IMI Health Care 25/50 Index and 30.45% for the broad-based S&P 500® index. Relative to the MSCI index, industry positioning was the primary detractor, especially an underweight in pharmaceuticals. Stock picking in health care equipment also hurt. Picks and an overweight in health care services also hampered the fund's result. Also detracting from our result was stock selection in health care facilities. The largest individual relative detractor was an overweight in agilon health (-71%). The second-largest relative detractor was an overweight in Masimo (-22%). An overweight in Insulet (-41%) also hurt. In contrast, the biggest contributor to performance versus the industry index was security selection in pharmaceuticals. Stock selection in biotechnology and in life sciences tools & services also boosted the fund's relative performance. The top individual relative contributor this period was avoiding Pfizer, an index component that returned -31%. A second notable relative contributor was an overweight in Boston Scientific (+42%). Boston Scientific was the fund's top holding as of period end. Not owning Bristol-Myers Squibb, an index component that returned roughly -24%, was another notable relative contributor. Notable changes in positioning include increased exposure to the health care services industry and a lower allocation to managed health care.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Health Care Portfolio
Consolidated Investment Summary February 29, 2024 (Unaudited)
Top Holdings (% of Fund's net assets)

Boston Scientific Corp.	10.0
Eli Lilly & Co.	9.0
Danaher Corp.	6.7
UnitedHealth Group, Inc.	6.2
Merck & Co., Inc.	4.9
Regeneron Pharmaceuticals, Inc.	4.3
Penumbra, Inc.	3.8
Cigna Group	3.6
CVS Health Corp.	3.2
Centene Corp.	2.8
54.5

Industries (% of Fund's net assets)

Health Care Equipment & Supplies	24.3
Health Care Providers & Services	22.5
Biotechnology	20.1
Pharmaceuticals	17.5
Life Sciences Tools & Services	12.9
Health Care Technology	2.4
Financial Services	0.2

Health Care Portfolio
Consolidated Schedule of Investments February 29, 2024
Showing Percentage of Net Assets
Common Stocks - 98.7%
	Shares	Value ($)
Biotechnology - 19.6%
Biotechnology - 19.6%
Acelyrin, Inc.	900,000	7,605,000
Acumen Pharmaceuticals, Inc. (a)	1,000,000	4,310,000
Allogene Therapeutics, Inc. (a)(b)	4,000,000	19,640,000
Alnylam Pharmaceuticals, Inc. (a)	425,000	64,213,250
Arcellx, Inc. (a)	400,000	26,328,000
Arcus Biosciences, Inc. (a)	700,000	13,391,000
Argenx SE ADR (a)	280,000	106,402,800
Ascendis Pharma A/S sponsored ADR (a)	820,000	121,163,200
Avidity Biosciences, Inc. (a)	1,163,791	21,297,375
Avidity Biosciences, Inc. (c)	85,500	1,564,650
Blueprint Medicines Corp. (a)	825,000	77,154,000
Cargo Therapeutics, Inc.	1,013,682	24,510,831
Caris Life Sciences, Inc. (a)(c)(d)	1,420,479	3,963,136
Celldex Therapeutics, Inc. (a)	600,000	28,836,000
Cytokinetics, Inc. (a)(b)	1,670,000	120,640,800
Immunocore Holdings PLC ADR (a)	391,904	26,343,787
Intellia Therapeutics, Inc. (a)	400,000	12,848,000
Janux Therapeutics, Inc. (a)	650,000	31,447,000
Keros Therapeutics, Inc. (a)	650,000	43,875,000
Legend Biotech Corp. ADR (a)	2,000,000	130,320,000
Morphic Holding, Inc. (a)	400,000	14,780,000
Nuvalent, Inc. Class A (a)	650,121	54,688,179
Poseida Therapeutics, Inc. (a)	2,119,743	8,394,182
Regeneron Pharmaceuticals, Inc. (a)	354,000	341,995,860
Repligen Corp. (a)(b)	120,000	23,278,800
Spyre Therapeutics, Inc. (a)	500,000	13,720,000
Summit Therapeutics, Inc. (a)(b)	1,000,000	4,540,000
Vaxcyte, Inc. (a)	1,450,000	107,039,000
Viking Therapeutics, Inc. (a)	13,100	1,009,355
Viridian Therapeutics, Inc. (a)	1,180,000	22,077,800
Xenon Pharmaceuticals, Inc. (a)	1,200,000	56,640,000
Zentalis Pharmaceuticals, Inc. (a)	900,000	13,419,000
		1,547,436,005
Health Care Equipment & Supplies - 24.2%
Health Care Equipment - 24.2%
Boston Scientific Corp. (a)	11,950,000	791,209,499
Edwards Lifesciences Corp. (a)	1,400,000	118,818,000
Glaukos Corp. (a)	1,000,000	88,590,000
Inspire Medical Systems, Inc. (a)	630,000	112,795,200
Insulet Corp. (a)	630,000	103,320,000
Intuitive Surgical, Inc. (a)	226,000	87,145,600
Masimo Corp. (a)	1,040,000	133,681,600
Medical Microinstruments, Inc. warrants 2/16/31 (a)(c)(d)	15,815	0
Penumbra, Inc. (a)	1,262,100	296,492,532
PROCEPT BioRobotics Corp. (a)(b)	640,000	30,937,600
Shockwave Medical, Inc. (a)	200,000	52,174,000
Stryker Corp.	280,000	97,739,600
		1,912,903,631
Health Care Providers & Services - 22.5%
Health Care Facilities - 2.0%
Acadia Healthcare Co., Inc. (a)	600,000	50,070,000
Surgery Partners, Inc. (a)	3,500,000	108,605,000
		158,675,000
Health Care Services - 9.9%
agilon health, Inc. (a)(b)	10,279,195	63,011,465
BrightSpring Health Services, Inc.	3,000,000	26,970,000
Cigna Group	840,000	282,357,600
CVS Health Corp.	3,350,000	249,139,500
LifeStance Health Group, Inc. (a)	8,760,000	73,146,000
Privia Health Group, Inc. (a)	3,850,000	85,932,000
		780,556,565
Managed Health Care - 10.6%
Alignment Healthcare, Inc. (a)	4,482,044	26,892,264
Centene Corp. (a)	2,800,000	219,604,000
Humana, Inc.	135,000	47,293,200
Molina Healthcare, Inc. (a)	130,000	51,208,300
UnitedHealth Group, Inc.	1,000,000	493,600,000
		838,597,764
TOTAL HEALTH CARE PROVIDERS & SERVICES		1,777,829,329
Health Care Technology - 2.1%
Health Care Technology - 2.1%
Evolent Health, Inc. Class A (a)	1,500,000	50,865,000
Phreesia, Inc. (a)	1,280,000	31,680,000
Veeva Systems, Inc. Class A (a)	380,000	85,693,800
		168,238,800
Life Sciences Tools & Services - 12.9%
Life Sciences Tools & Services - 12.9%
10X Genomics, Inc. (a)	1,886,800	88,000,352
10X Genomics, Inc. Class B (a)(e)	500,000	23,320,000
Bruker Corp.	1,000,000	86,540,000
Danaher Corp.	2,080,000	526,531,200
IQVIA Holdings, Inc. (a)	375,000	92,685,000
Lonza Group AG	67,000	34,971,104
Thermo Fisher Scientific, Inc.	295,000	168,203,100
		1,020,250,756
Pharmaceuticals - 17.4%
Pharmaceuticals - 17.4%
AstraZeneca PLC (United Kingdom)	925,000	116,599,502
Edgewise Therapeutics, Inc. (a)	500,000	8,165,000
Eli Lilly & Co.	940,000	708,459,200
Enliven Therapeutics, Inc. (a)	400,000	6,388,000
Merck & Co., Inc.	3,080,000	391,622,000
Pharvaris BV (a)	725,967	16,653,683
Royalty Pharma PLC	2,740,000	83,131,600
Structure Therapeutics, Inc. ADR	650,000	26,370,500
UCB SA	200,000	23,021,040
		1,380,410,525
TOTAL COMMON STOCKS (Cost $4,715,892,401)		7,807,069,046

Convertible Preferred Stocks - 1.2%
	Shares	Value ($)
Biotechnology - 0.5%
Biotechnology - 0.5%
Asimov, Inc. Series B (a)(c)(d)	101,438	4,854,823
Caris Life Sciences, Inc. Series D (a)(c)(d)	3,206,021	8,944,799
Cleerly, Inc. Series C (a)(c)(d)	1,285,367	13,843,403
Element Biosciences, Inc. Series C (a)(c)(d)	572,265	6,861,457
ElevateBio LLC Series C (a)(c)(d)	254,900	884,503
Inscripta, Inc. Series E (a)(c)(d)	1,282,228	4,385,220
		39,774,205
Financial Services - 0.2%
Diversified Financial Services - 0.1%
Thriveworks TopCo LLC Series B (a)(c)(d)(f)	473,270	5,187,039
Specialized Finance - 0.1%
Saluda Medical, Inc. Series E (c)(d)	1,155,359	9,970,748
TOTAL FINANCIAL SERVICES		15,157,787
Health Care Equipment & Supplies - 0.1%
Health Care Equipment - 0.1%
Medical Microinstruments, Inc. Series C (c)(d)	316,310	10,543,783
Health Care Providers & Services - 0.0%
Health Care Services - 0.0%
dMed Biopharmaceutical Co. Ltd. Series C (a)(c)(d)	380,451	2,248,465
Health Care Technology - 0.3%
Health Care Technology - 0.3%
Aledade, Inc.:
Series B1 (a)(c)(d)	201,220	9,469,413
Series E1 (a)(c)(d)	56,664	2,666,608
Omada Health, Inc. Series E (a)(c)(d)	2,153,073	8,590,761
Wugen, Inc. Series B (a)(c)(d)	454,342	2,571,576
		23,298,358
Pharmaceuticals - 0.1%
Pharmaceuticals - 0.1%
Galvanize Therapeutics Series B (a)(c)(d)	3,696,429	3,807,322
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $146,936,655)		94,829,920

Convertible Bonds - 0.0%
	Principal Amount (g)	Value ($)
Pharmaceuticals - 0.0%
Pharmaceuticals - 0.0%
Galvanize Therapeutics 6% 2/28/27 (c)(d) (Cost $3,306,100)	3,306,100	3,307,092

Money Market Funds - 1.2%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (h)	3,212,483	3,213,126
Fidelity Securities Lending Cash Central Fund 5.39% (h)(i)	90,238,953	90,247,976
TOTAL MONEY MARKET FUNDS (Cost $93,459,353)		93,461,102

TOTAL INVESTMENT IN SECURITIES - 101.1% (Cost $4,959,594,509)	7,998,667,160
NET OTHER ASSETS (LIABILITIES) - (1.1)%	(85,724,828)
NET ASSETS - 100.0%	7,912,942,332

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $103,664,798 or 1.3% of net assets.

(d)	Level 3 security
(e)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $23,320,000 or 0.3% of net assets.

(f)	Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.
(g)	Amount is stated in United States dollars unless otherwise noted.
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(i)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Aledade, Inc. Series B1	5/07/21	7,704,855

Aledade, Inc. Series E1	5/20/22	2,822,683

Asimov, Inc. Series B	10/29/21	9,401,345

Avidity Biosciences, Inc.	2/29/24	1,410,750

Caris Life Sciences, Inc.	10/06/22	7,954,682

Caris Life Sciences, Inc. Series D	5/11/21	25,968,770

Cleerly, Inc. Series C	7/08/22	15,142,394

dMed Biopharmaceutical Co. Ltd. Series C	12/01/20	5,403,602

Element Biosciences, Inc. Series C	6/21/21	11,763,880

ElevateBio LLC Series C	3/09/21	1,069,306

Galvanize Therapeutics Series B	3/29/22	6,399,572

Galvanize Therapeutics 6% 2/28/27	2/28/24	3,306,100

Inscripta, Inc. Series E	3/30/21	11,322,073

Medical Microinstruments, Inc. warrants 2/16/31	2/16/24	0

Medical Microinstruments, Inc. Series C	2/16/24	10,543,783

Omada Health, Inc. Series E	12/22/21	12,908,103

Saluda Medical, Inc. Series E	4/06/23	9,328,137

Thriveworks TopCo LLC Series B	7/23/21 - 2/25/22	13,584,368

Wugen, Inc. Series B	7/09/21	3,523,377

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	-	1,280,879,080	1,277,665,954	1,639,517	-	-	3,213,126	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	189,954,325	850,622,923	950,329,272	547,054	-	-	90,247,976	0.3%
Total	189,954,325	2,131,502,003	2,227,995,226	2,186,571	-	-	93,461,102

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Consolidated Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable. A dash in the Value end of period ($) column means either the issuer is no longer held at period end, or the issuer is held at period end but is no longer an affiliate.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Zai Lab Ltd.	24,532,952	1,003,218	20,418,211	-	(16,658,059)	11,540,100	-
Total	24,532,952	1,003,218	20,418,211	-	(16,658,059)	11,540,100	-

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	7,807,069,046	7,651,535,304	151,570,606	3,963,136

Convertible Preferred Stocks	94,829,920	-	-	94,829,920

Convertible Bonds	3,307,092	-	-	3,307,092

Money Market Funds	93,461,102	93,461,102	-	-
Total Investments in Securities:	7,998,667,160	7,744,996,406	151,570,606	102,100,148

The following is a reconciliation of consolidated  Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Convertible Preferred Stocks
Beginning Balance	$101,474,951
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	(20,825,263)
Cost of Purchases	19,900,144
Proceeds of Sales	(5,719,912)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$94,829,920
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 29, 2024	$(20,829,102)
Other Investments in Securities
Beginning Balance	$7,954,682
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	(3,990,554)
Cost of Purchases	3,306,100
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$7,270,228
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 29, 2024	$(3,990,554)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's consolidated Statement of Operations.

Health Care Portfolio
Consolidated Financial Statements
Consolidated Statement of Assets and Liabilities
		February 29, 2024

Assets
Investment in securities, at value (including securities loaned of $85,467,315) - See accompanying schedule:
Unaffiliated issuers (cost $4,866,135,156)	$7,905,206,058
Fidelity Central Funds (cost $93,459,353)	93,461,102

Total Investment in Securities (cost $4,959,594,509)		$7,998,667,160
Receivable for investments sold		24,157,262
Receivable for fund shares sold		2,014,948
Dividends receivable		6,881,401
Interest receivable		543
Distributions receivable from Fidelity Central Funds		90,924
Prepaid expenses		14,432
Other receivables		831,656
Total assets		8,032,658,326
Liabilities
Payable for investments purchased	$19,430,184
Payable for fund shares redeemed	4,661,566
Accrued management fee	3,454,934
Other affiliated payables	1,043,374
Other payables and accrued expenses	899,784
Collateral on securities loaned	90,226,152
Total Liabilities		119,715,994
Net Assets		$7,912,942,332
Net Assets consist of:
Paid in capital		$4,665,080,250
Total accumulated earnings (loss)		3,247,862,082
Net Assets		$7,912,942,332
Net Asset Value, offering price and redemption price per share ($7,912,942,332 ÷ 260,801,237 shares)		$30.34
Consolidated Statement of Operations
		Year ended February 29, 2024
Investment Income
Dividends		$47,411,515
Interest		2,435
Income from Fidelity Central Funds (including $547,054 from security lending)		2,186,571
Total Income		49,600,521
Expenses
Management fee	$41,830,148
Transfer agent fees	11,610,616
Accounting fees	1,067,087
Custodian fees and expenses	182,398
Independent trustees' fees and expenses	50,666
Registration fees	75,575
Audit	55,182
Legal	7,481
Interest	30,619
Miscellaneous	46,778
Total expenses before reductions	54,956,550
Expense reductions	(594,271)
Total expenses after reductions		54,362,279
Net Investment income (loss)		(4,761,758)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	337,364,300
Affiliated issuers	(16,658,059)
Foreign currency transactions	294,073
Total net realized gain (loss)		321,000,314
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	519,028,251
Affiliated issuers	11,540,100
Assets and liabilities in foreign currencies	50,543
Total change in net unrealized appreciation (depreciation)		530,618,894
Net gain (loss)		851,619,208
Net increase (decrease) in net assets resulting from operations		$846,857,450
Consolidated Statement of Changes in Net Assets

	Year ended February 29, 2024	Year ended February 28, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(4,761,758)	$(8,828,852)
Net realized gain (loss)	321,000,314	(77,062,320)
Change in net unrealized appreciation (depreciation)	530,618,894	(110,386,969)
Net increase (decrease) in net assets resulting from operations	846,857,450	(196,278,141)
Distributions to shareholders	-	(185,553,756)

Share transactions
Proceeds from sales of shares	489,323,946	519,950,859
Reinvestment of distributions	-	171,960,992
Cost of shares redeemed	(1,576,703,467)	(1,155,824,340)

Net increase (decrease) in net assets resulting from share transactions	(1,087,379,521)	(463,912,489)
Total increase (decrease) in net assets	(240,522,071)	(845,744,386)

Net Assets
Beginning of period	8,153,464,403	8,999,208,789
End of period	$7,912,942,332	$8,153,464,403

Other Information
Shares
Sold	17,502,505	19,098,646
Issued in reinvestment of distributions	-	5,803,593
Redeemed	(56,642,005)	(42,956,929)
Net increase (decrease)	(39,139,500)	(18,054,690)

Consolidated Financial Highlights
Health Care Portfolio

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$27.18	$28.30	$32.18	$26.53	$24.48
Income from Investment Operations
Net investment income (loss) B,C	(.02)	(.03)	(.03)	- D	.04
Net realized and unrealized gain (loss)	3.18	(.50)	(.92)	9.23	2.40
Total from investment operations	3.16	(.53)	(.95)	9.23	2.44
Distributions from net investment income	-	-	(.04) E	(.18)	(.03)
Distributions from net realized gain	-	(.59)	(2.89) E	(3.40)	(.36)
Total distributions	-	(.59)	(2.93)	(3.58)	(.39)
Net asset value, end of period	$30.34	$27.18	$28.30	$32.18	$26.53
Total Return F	11.63%	(2.05)%	(3.67)%	36.00%	9.84%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.69%	.69%	.68%	.69%	.70%
Expenses net of fee waivers, if any	.68%	.68%	.67%	.69%	.70%
Expenses net of all reductions	.68%	.68%	.67%	.69%	.70%
Net investment income (loss)	(.06)%	(.10)%	(.10)%	(.01)%	.16%
Supplemental Data
Net assets, end of period (000 omitted)	$7,912,942	$8,153,464	$8,999,209	$10,353,077	$7,220,187
Portfolio turnover rate I	46%	40%	31%	52%	36% J

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DAmount represents less than $.005 per share.

EThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

JPortfolio turnover rate excludes securities received or delivered in-kind.

Health Care Services Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 29, 2024	Past 1 year	Past 5 years	Past 10 years
Health Care Services Portfolio	8.32%	11.61%	12.20%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Health Care Services Portfolio on February 28, 2014.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Health Care Services Portfolio
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 30.45% for the 12 months ending February 29, 2024, according to the S&P 500® index, as robust earnings, a slowing in the pace of inflation and resilient late-cycle expansion of the U.S. economy aided risk assets. The index ended February at a record high. Notably, the rally has been driven by a narrow set of firms in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. This is mostly reflected in semiconductor-related stocks (+113%) and media & entertainment (+68%) names. A likely shift in monetary policy also provided a boost. Aggressive rate hikes by the U.S. Federal Reserve continued until late July, when the Fed decided to pause a series of increases that began in March 2022 at a 22-year high while it observed the effect on inflation and the economy. Following the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline and gained 14.09% through year-end and added 1.68% in January and 5.34% in February. By sector for the full 12 months, information technology (+61%) and communication services (+58%) were standouts, with AI a major tailwind. In sharp contrast, the defensive-oriented utilities sector (-1%) fared worst. Other notable laggards included real estate (+7%) and consumer staples (+8%), each also considered defensive, and energy (+6%).
Comments from Portfolio Manager Justin Segalini:
For the fiscal year ending February 29, 2024, the fund gained 8.32%, versus 8.86% for the MSCI U.S. IMI Health Care Providers & Services 25/50 Index and 30.45% for the broad-based S&P 500® index. The primary detractor from performance versus the industry index was an underweight in health care distributors. Security selection in health care facilities and health care technology also hampered the fund's relative result. The biggest individual relative detractor was an overweight in agilon health (-71%). A second notable relative detractor this period was avoiding Cardinal Health, an index component that gained approximately 51%. Another notable relative detractor was our overweight stake in Humana (-27%). Humana was among the fund's largest holdings this period. This period we decreased our position in Humana. In contrast, the biggest contributor to performance versus the industry index was stock picking in health care distributors. An underweights in health care services and an overweight in health care facilities also boosted the fund's relative performance. The fund's non-index stake in Lifestance Health gained 63% and was the top individual relative contributor. The second-largest relative contributor was an overweight in Molina Healthcare (+43%). Molina Healthcare was among the fund's biggest holdings, though we reduced the position. An overweight in Cencora (+53%) also helped. Cencora was one of the fund's largest holdings, though we reduced our investment. Notable changes in positioning include increased exposure to the health care facilities and health care services industries.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Health Care Services Portfolio
Consolidated Investment Summary February 29, 2024 (Unaudited)
Top Holdings (% of Fund's net assets)

UnitedHealth Group, Inc.	18.0
CVS Health Corp.	10.8
Cigna Group	9.2
Centene Corp.	7.5
Cencora, Inc.	4.9
McKesson Corp.	4.9
Elevance Health, Inc.	4.8
Molina Healthcare, Inc.	4.8
HCA Holdings, Inc.	4.6
Acadia Healthcare Co., Inc.	3.1
72.6

Industries (% of Fund's net assets)

Health Care Providers & Services	97.2
Health Care Technology	2.1
Financial Services	0.0

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Health Care Services Portfolio
Consolidated Schedule of Investments February 29, 2024
Showing Percentage of Net Assets
Common Stocks - 98.8%
	Shares	Value ($)
Health Care Providers & Services - 97.2%
Health Care Distributors - 9.8%
Cencora, Inc.	322,200	75,910,320
McKesson Corp.	144,100	75,135,181
		151,045,501
Health Care Facilities - 17.0%
Acadia Healthcare Co., Inc. (a)	569,500	47,524,775
Encompass Health Corp.	580,900	43,218,960
HCA Holdings, Inc.	229,000	71,379,300
Surgery Partners, Inc. (a)	1,229,325	38,145,955
U.S. Physical Therapy, Inc. (b)	198,300	21,073,341
Universal Health Services, Inc. Class B	244,300	40,812,758
		262,155,089
Health Care Services - 30.1%
agilon health, Inc. (a)(b)	4,017,360	24,626,417
Andlauer Healthcare Group, Inc.	184,939	5,491,686
BrightSpring Health Services, Inc.	1,328,100	11,939,619
Chemed Corp.	60,300	37,755,639
Cigna Group	424,972	142,850,088
CVS Health Corp.	2,247,070	167,114,596
LifeStance Health Group, Inc. (a)(b)	4,428,805	36,980,522
Privia Health Group, Inc. (a)(b)	1,731,100	38,638,152
		465,396,719
Managed Health Care - 40.3%
Alignment Healthcare, Inc. (a)	558,458	3,350,748
Centene Corp. (a)	1,475,384	115,714,367
Elevance Health, Inc.	149,402	74,887,753
HealthEquity, Inc. (a)	378,500	31,267,885
Humana, Inc.	130,500	45,716,760
Molina Healthcare, Inc. (a)	188,600	74,291,426
UnitedHealth Group, Inc.	562,950	277,872,119
		623,101,058
TOTAL HEALTH CARE PROVIDERS & SERVICES		1,501,698,367
Health Care Technology - 1.6%
Health Care Technology - 1.6%
Evolent Health, Inc. Class A (a)	572,000	19,396,520
Phreesia, Inc. (a)	239,335	5,923,541
		25,320,061
TOTAL COMMON STOCKS (Cost $895,284,730)		1,527,018,428

Convertible Preferred Stocks - 0.5%
	Shares	Value ($)
Financial Services - 0.0%
Diversified Financial Services - 0.0%
Thriveworks TopCo LLC Series B (a)(c)(d)(e)	69,639	763,243
Health Care Technology - 0.5%
Health Care Technology - 0.5%
Aledade, Inc.:
Series B1 (a)(d)(e)	52,232	2,458,038
Series E1 (a)(d)(e)	40,149	1,889,412
Series F (d)(e)	59,859	2,816,965
		7,164,415
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $9,049,251)		7,927,658

Money Market Funds - 6.3%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (f)	8,502,994	8,504,694
Fidelity Securities Lending Cash Central Fund 5.39% (f)(g)	87,868,437	87,877,224
TOTAL MONEY MARKET FUNDS (Cost $96,381,918)		96,381,918

TOTAL INVESTMENT IN SECURITIES - 105.6% (Cost $1,000,715,899)	1,631,328,004
NET OTHER ASSETS (LIABILITIES) - (5.6)%	(86,311,272)
NET ASSETS - 100.0%	1,545,016,732

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)	Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.
(d)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,927,658 or 0.5% of net assets.

(e)	Level 3 security
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Aledade, Inc. Series B1	5/07/21	2,000,000

Aledade, Inc. Series E1	5/20/22	1,999,998

Aledade, Inc. Series F	6/07/23	2,999,983

Thriveworks TopCo LLC Series B	7/23/21 - 2/25/22	1,998,863

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	18,116,844	407,018,147	416,630,297	542,080	-	-	8,504,694	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	63,170,610	466,014,966	441,308,352	106,083	-	-	87,877,224	0.3%
Total	81,287,454	873,033,113	857,938,649	648,163	-	-	96,381,918

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Consolidated Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	1,527,018,428	1,527,018,428	-	-

Convertible Preferred Stocks	7,927,658	-	-	7,927,658

Money Market Funds	96,381,918	96,381,918	-	-
Total Investments in Securities:	1,631,328,004	1,623,400,346	-	7,927,658
Health Care Services Portfolio
Consolidated Financial Statements
Consolidated Statement of Assets and Liabilities
		February 29, 2024

Assets
Investment in securities, at value (including securities loaned of $84,024,306) - See accompanying schedule:
Unaffiliated issuers (cost $904,333,981)	$1,534,946,086
Fidelity Central Funds (cost $96,381,918)	96,381,918

Total Investment in Securities (cost $1,000,715,899)		$1,631,328,004
Receivable for investments sold		5,109,237
Receivable for fund shares sold		348,186
Dividends receivable		164,350
Distributions receivable from Fidelity Central Funds		51,471
Prepaid expenses		2,146
Other receivables		95,582
Total assets		1,637,098,976
Liabilities
Payable for investments purchased	$1,556,363
Payable for fund shares redeemed	1,588,115
Accrued management fee	677,319
Other affiliated payables	260,167
Other payables and accrued expenses	126,485
Collateral on securities loaned	87,873,795
Total Liabilities		92,082,244
Net Assets		$1,545,016,732
Net Assets consist of:
Paid in capital		$878,019,034
Total accumulated earnings (loss)		666,997,698
Net Assets		$1,545,016,732
Net Asset Value, offering price and redemption price per share ($1,545,016,732 ÷ 11,497,915 shares)		$134.37
Consolidated Statement of Operations
		Year ended February 29, 2024
Investment Income
Dividends		$17,412,579
Income from Fidelity Central Funds (including $106,083 from security lending)		648,163
Total Income		18,060,742
Expenses
Management fee	$8,353,834
Transfer agent fees	2,768,903
Accounting fees	439,702
Custodian fees and expenses	14,315
Independent trustees' fees and expenses	9,773
Registration fees	63,976
Audit	39,544
Legal	2,536
Interest	710
Miscellaneous	8,236
Total expenses before reductions	11,701,529
Expense reductions	(118,042)
Total expenses after reductions		11,583,487
Net Investment income (loss)		6,477,255
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	81,216,284
Foreign currency transactions	(125)
Total net realized gain (loss)		81,216,159
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	37,012,737
Assets and liabilities in foreign currencies	(18)
Total change in net unrealized appreciation (depreciation)		37,012,719
Net gain (loss)		118,228,878
Net increase (decrease) in net assets resulting from operations		$124,706,133
Consolidated Statement of Changes in Net Assets

	Year ended February 29, 2024	Year ended February 28, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,477,255	$3,245,186
Net realized gain (loss)	81,216,159	(18,501,064)
Change in net unrealized appreciation (depreciation)	37,012,719	(28,481,459)
Net increase (decrease) in net assets resulting from operations	124,706,133	(43,737,337)
Distributions to shareholders	(9,047,588)	(70,592,721)

Share transactions
Proceeds from sales of shares	267,755,314	1,010,359,737
Reinvestment of distributions	8,038,404	65,526,668
Cost of shares redeemed	(555,137,698)	(466,886,272)

Net increase (decrease) in net assets resulting from share transactions	(279,343,980)	609,000,133
Total increase (decrease) in net assets	(163,685,435)	494,670,075

Net Assets
Beginning of period	1,708,702,167	1,214,032,092
End of period	$1,545,016,732	$1,708,702,167

Other Information
Shares
Sold	2,082,554	7,599,624
Issued in reinvestment of distributions	60,870	474,418
Redeemed	(4,340,224)	(3,577,704)
Net increase (decrease)	(2,196,800)	4,496,338

Consolidated Financial Highlights
Health Care Services Portfolio

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$124.77	$131.98	$121.44	$94.72	$89.28
Income from Investment Operations
Net investment income (loss) B,C	.52	.28	.29	.06	.23
Net realized and unrealized gain (loss)	9.84	(.47)	20.01	27.59	5.50
Total from investment operations	10.36	(.19)	20.30	27.65	5.73
Distributions from net investment income	(.46)	(.31)	(.22) D	(.93)	(.29)
Distributions from net realized gain	(.30)	(6.71)	(9.55) D	-	-
Total distributions	(.76)	(7.02)	(9.76) E	(.93)	(.29)
Net asset value, end of period	$134.37	$124.77	$131.98	$121.44	$94.72
Total Return F	8.32%	(.64)%	16.85%	29.43%	6.39%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.73%	.73%	.71%	.73%	.75%
Expenses net of fee waivers, if any	.73%	.73%	.71%	.73%	.75%
Expenses net of all reductions	.73%	.73%	.71%	.73%	.75%
Net investment income (loss)	.41%	.21%	.22%	.05%	.25%
Supplemental Data
Net assets, end of period (000 omitted)	$1,545,017	$1,708,702	$1,214,032	$1,100,913	$1,003,206
Portfolio turnover rate I	32%	30%	35%	34%	37%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

ETotal distributions per share do not sum due to rounding.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Medical Technology and Devices Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 29, 2024	Past 1 year	Past 5 years	Past 10 years
Medical Technology and Devices Portfolio	6.94%	8.56%	13.15%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Medical Technology and Devices Portfolio on February 28, 2014.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Medical Technology and Devices Portfolio
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 30.45% for the 12 months ending February 29, 2024, according to the S&P 500® index, as robust earnings, a slowing in the pace of inflation and resilient late-cycle expansion of the U.S. economy aided risk assets. The index ended February at a record high. Notably, the rally has been driven by a narrow set of firms in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. This is mostly reflected in semiconductor-related stocks (+113%) and media & entertainment (+68%) names. A likely shift in monetary policy also provided a boost. Aggressive rate hikes by the U.S. Federal Reserve continued until late July, when the Fed decided to pause a series of increases that began in March 2022 at a 22-year high while it observed the effect on inflation and the economy. Following the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline and gained 14.09% through year-end and added 1.68% in January and 5.34% in February. By sector for the full 12 months, information technology (+61%) and communication services (+58%) were standouts, with AI a major tailwind. In sharp contrast, the defensive-oriented utilities sector (-1%) fared worst. Other notable laggards included real estate (+7%) and consumer staples (+8%), each also considered defensive, and energy (+6%).
Comments from Portfolio Manager Eddie Yoon:
For the fiscal year ending February 29, 2024, the fund gained 6.94%, versus 10.07% for the MSCI U.S. IMI Custom Health Care Technology and Equipment 25/50 Linked Index and 30.45% for the broad-based S&P 500® index. Relative to the industry index, security selection was the primary detractor, especially within health care equipment. Stock selection in health care services also hurt. Stock picks in personal care products and in health care supplies also hampered the fund's relative result. The largest individual relative detractor was an overweight in Masimo (-22%). Masimo was among the fund's biggest holdings this period. A non-index stake in agilon health returned approximately -72% and was a second notable relative detractor. This was a stake we established this period. An underweight in Intuitive Surgical (+68%) also hurt. Intuitive Surgical was one of the fund's largest holdings. In contrast, the biggest contributor to performance versus the industry index was stock selection in life sciences tools & services. An underweight in health care supplies also boosted the fund's relative performance. Also lifting the fund's relative result was stock picking in managed health care. The top individual relative contributor was an overweight in Boston Scientific (+41%). Boston Scientific was the fund's top holding as of period end, though we reduced the position. The second-largest relative contributor this period was avoiding Illumina, an index component that returned -30%. An overweight in Danaher (+16%) also helped. Danaher was one of our biggest holdings, though we reduced our investment. Notable changes in positioning include increased exposure to the health care technology industry and a lower allocation to life sciences tools & services.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Medical Technology and Devices Portfolio
Investment Summary February 29, 2024 (Unaudited)
Top Holdings (% of Fund's net assets)

Boston Scientific Corp.	13.9
Danaher Corp.	13.7
Thermo Fisher Scientific, Inc.	9.4
Intuitive Surgical, Inc.	6.6
Stryker Corp.	6.4
Penumbra, Inc.	4.5
Abbott Laboratories	4.4
Edwards Lifesciences Corp.	4.0
Veeva Systems, Inc. Class A	3.3
IQVIA Holdings, Inc.	2.9
69.1

Industries (% of Fund's net assets)

Health Care Equipment & Supplies	56.0
Life Sciences Tools & Services	31.2
Health Care Technology	6.0
Health Care Providers & Services	2.8
Biotechnology	2.6
Textiles, Apparel & Luxury Goods	0.4
Financial Services	0.3
Pharmaceuticals	0.1

Medical Technology and Devices Portfolio
Schedule of Investments February 29, 2024
Showing Percentage of Net Assets
Common Stocks - 96.2%
	Shares	Value ($)
Biotechnology - 1.7%
Biotechnology - 1.7%
Natera, Inc. (a)	500,000	43,245,000
Repligen Corp. (a)(b)	250,000	48,497,500
Vericel Corp. (a)	219,949	10,047,270
		101,789,770
Financial Services - 0.0%
Specialized Finance - 0.0%
Saluda Medical, Inc. warrants 1/20/27 (a)(c)(d)	235,185	717,314
Health Care Equipment & Supplies - 55.5%
Health Care Equipment - 55.5%
Abbott Laboratories	2,180,000	258,635,200
Atricure, Inc. (a)	234,061	8,185,113
Becton, Dickinson & Co.	50,000	11,777,500
Boston Scientific Corp. (a)	12,280,000	813,058,798
DexCom, Inc. (a)	900,000	103,563,000
Edwards Lifesciences Corp. (a)	2,800,000	237,636,000
GE Healthcare Holding LLC	260,000	23,732,800
Glaukos Corp. (a)	1,200,000	106,308,000
Inspire Medical Systems, Inc. (a)	780,100	139,669,104
Insulet Corp. (a)	728,000	119,392,000
Intuitive Surgical, Inc. (a)	1,000,000	385,600,000
Masimo Corp. (a)(b)	1,230,000	158,104,200
Outset Medical, Inc. (a)(b)(e)	2,800,000	8,820,000
Penumbra, Inc. (a)	1,121,600	263,486,272
PROCEPT BioRobotics Corp. (a)(b)	1,180,000	57,041,200
Shockwave Medical, Inc. (a)	540,000	140,869,800
STERIS PLC	120,000	27,949,200
Stryker Corp.	1,070,000	373,504,900
Tandem Diabetes Care, Inc. (a)	600,000	15,978,000
		3,253,311,087
Health Care Providers & Services - 2.5%
Health Care Services - 2.5%
agilon health, Inc. (a)	4,000,000	24,520,000
LifeStance Health Group, Inc. (a)(b)	8,600,000	71,810,000
Privia Health Group, Inc. (a)	2,113,865	47,181,467
		143,511,467
Health Care Technology - 5.3%
Health Care Technology - 5.3%
DNA Script (a)(c)(d)	1,220	137,185
DNA Script (a)(c)(d)	4,668	525,354
Doximity, Inc. (a)(b)	500,000	14,115,000
Evolent Health, Inc. Class A (a)	1,540,000	52,221,400
Phreesia, Inc. (a)	2,080,000	51,480,000
Veeva Systems, Inc. Class A (a)	860,000	193,938,600
		312,417,539
Life Sciences Tools & Services - 31.2%
Life Sciences Tools & Services - 31.2%
10X Genomics, Inc. (a)(b)	1,919,916	89,544,882
10X Genomics, Inc. Class B (a)(f)	392,772	18,318,886
Bruker Corp.	1,340,000	115,963,600
Danaher Corp.	3,160,000	799,922,400
IQVIA Holdings, Inc. (a)	690,000	170,540,400
Lonza Group AG	70,000	36,536,974
Sartorius Stedim Biotech	50,000	13,742,372
Seer, Inc. (a)	1,931,161	3,514,713
Thermo Fisher Scientific, Inc.	965,000	550,223,700
West Pharmaceutical Services, Inc.	85,000	30,460,600
		1,828,768,527
TOTAL COMMON STOCKS (Cost $3,081,942,404)		5,640,515,704

Convertible Preferred Stocks - 2.9%
	Shares	Value ($)
Biotechnology - 0.9%
Biotechnology - 0.9%
Asimov, Inc. Series B (a)(c)(d)	97,985	4,689,562
Caris Life Sciences, Inc. Series D (a)(c)(d)	2,803,935	7,822,979
Element Biosciences, Inc. Series B (a)(c)(d)	2,385,223	28,598,824
ElevateBio LLC Series C (a)(c)(d)	214,700	745,009
Inscripta, Inc. Series D (a)(c)(d)	3,938,731	10,792,123
		52,648,497
Financial Services - 0.3%
Specialized Finance - 0.3%
Saluda Medical, Inc. Series D (c)(d)	1,567,904	19,300,898
Health Care Equipment & Supplies - 0.2%
Health Care Supplies - 0.2%
Kardium, Inc. Series D6 (a)(c)(d)	13,783,189	10,613,056
Health Care Providers & Services - 0.3%
Health Care Services - 0.3%
Conformal Medical, Inc.:
Series C (a)(c)(d)	2,605,625	11,933,763
Series D (c)(d)	525,299	2,773,579
dMed Biopharmaceutical Co. Ltd. Series C (a)(c)(d)	309,255	1,827,697
		16,535,039
Health Care Technology - 0.7%
Health Care Technology - 0.7%
Aledade, Inc.:
Series B1 (a)(c)(d)	175,232	8,246,418
Series E1 (a)(c)(d)	58,567	2,756,163
DNA Script:
Series B (a)(c)(d)	59	7,363
Series C (a)(c)(d)	28,249	10,799,914
Omada Health, Inc. Series E (a)(c)(d)	2,182,939	8,709,927
PrognomIQ, Inc.:
Series A5 (a)(c)(d)	833,333	1,458,333
Series B (a)(c)(d)	2,735,093	6,700,978
Series C (a)(c)(d)	752,098	2,083,311
		40,762,407
Pharmaceuticals - 0.1%
Pharmaceuticals - 0.1%
Galvanize Therapeutics Series B (a)(c)(d)	3,641,139	3,750,373
Textiles, Apparel & Luxury Goods - 0.4%
Textiles - 0.4%
Freenome, Inc.:
Series C (a)(c)(d)	2,268,156	16,035,863
Series D (a)(c)(d)	1,325,855	9,864,361
		25,900,224
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $201,503,739)		169,510,494

Convertible Bonds - 0.0%
	Principal Amount (g)	Value ($)
Pharmaceuticals - 0.0%
Pharmaceuticals - 0.0%
Galvanize Therapeutics 6% 2/28/27 (c)(d) (Cost $2,433,800)	2,433,800	2,434,530

Preferred Securities - 0.3%
	Principal Amount (g)	Value ($)
Health Care Equipment & Supplies - 0.3%
Health Care Supplies - 0.3%
Kardium, Inc. 0% (c)(d)(h) (Cost $19,551,861)	19,551,861	14,820,311

Money Market Funds - 2.9%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (i)	18,513,283	18,516,986
Fidelity Securities Lending Cash Central Fund 5.39% (i)(j)	149,416,010	149,430,952
TOTAL MONEY MARKET FUNDS (Cost $167,947,938)		167,947,938

TOTAL INVESTMENT IN SECURITIES - 102.3% (Cost $3,473,379,742)	5,995,228,977
NET OTHER ASSETS (LIABILITIES) - (2.3)%	(132,110,196)
NET ASSETS - 100.0%	5,863,118,781

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $188,145,188 or 3.2% of net assets.

(d)	Level 3 security
(e)	Affiliated company
(f)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $18,318,886 or 0.3% of net assets.

(g)	Amount is stated in United States dollars unless otherwise noted.
(h)	Security is perpetual in nature with no stated maturity date.
(i)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(j)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Aledade, Inc. Series B1	5/07/21	6,709,756

Aledade, Inc. Series E1	5/20/22	2,917,480

Asimov, Inc. Series B	10/29/21	9,081,318

Caris Life Sciences, Inc. Series D	5/11/21	22,711,874

Conformal Medical, Inc. Series C	7/24/20	9,554,996

Conformal Medical, Inc. Series D	5/26/23	2,668,340

dMed Biopharmaceutical Co. Ltd. Series C	12/01/20	4,392,395

DNA Script	12/17/21	4,714,776

DNA Script Series B	12/17/21	47,244

DNA Script Series C	10/01/21	24,572,393

Element Biosciences, Inc. Series B	12/13/19	12,500,000

ElevateBio LLC Series C	3/09/21	900,667

Freenome, Inc. Series C	8/14/20	14,999,996

Freenome, Inc. Series D	11/22/21	9,999,996

Galvanize Therapeutics Series B	3/29/22	6,303,849

Galvanize Therapeutics 6% 2/28/27	2/28/24	2,433,800

Inscripta, Inc. Series D	11/13/20	18,000,001

Kardium, Inc. Series D6	12/30/20	14,001,515

Kardium, Inc. 0%	12/30/20	19,551,861

Omada Health, Inc. Series E	12/22/21	13,087,156

PrognomIQ, Inc. Series A5	8/20/20	503,333

PrognomIQ, Inc. Series B	9/11/20	6,249,999

PrognomIQ, Inc. Series C	2/16/22	2,301,420

Saluda Medical, Inc. warrants 1/20/27	1/20/22	0

Saluda Medical, Inc. Series D	1/20/22	20,000,011

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	12,569,252	1,127,521,269	1,121,573,535	1,020,535	-	-	18,516,986	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	104,979,490	1,289,612,269	1,245,160,807	270,639	-	-	149,430,952	0.5%
Total	117,548,742	2,417,133,538	2,366,734,342	1,291,174	-	-	167,947,938

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable. A dash in the Value end of period ($) column means either the issuer is no longer held at period end, or the issuer is held at period end but is no longer an affiliate.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Nevro Corp.	62,880,000	3,049,788	47,137,808	-	(73,964,649)	55,172,669	-
Outset Medical, Inc.	22,810,000	5,984,400	-	-	-	(19,974,400)	8,820,000
Total	85,690,000	9,034,188	47,137,808	-	(73,964,649)	35,198,269	8,820,000

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	5,640,515,704	5,602,598,877	36,536,974	1,379,853

Convertible Preferred Stocks	169,510,494	-	-	169,510,494

Convertible Bonds	2,434,530	-	-	2,434,530

Preferred Securities	14,820,311	-	-	14,820,311

Money Market Funds	167,947,938	167,947,938	-	-
Total Investments in Securities:	5,995,228,977	5,770,546,815	36,536,974	188,145,188

The following is a reconciliation of  Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Convertible Preferred Stocks
Beginning Balance	$205,989,012
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	(39,146,858)
Cost of Purchases	2,668,340
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$169,510,494
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 29, 2024	$(39,146,858)
Other Investments in Securities
Beginning Balance	$23,709,662
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	(7,508,768)
Cost of Purchases	2,433,800
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$18,634,694
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 29, 2024	$(7,508,768)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Medical Technology and Devices Portfolio
Financial Statements
Statement of Assets and Liabilities
		February 29, 2024

Assets
Investment in securities, at value (including securities loaned of $143,476,153) - See accompanying schedule:
Unaffiliated issuers (cost $3,284,086,161)	$5,818,461,039
Fidelity Central Funds (cost $167,947,938)	167,947,938
Other affiliated issuers (cost $21,345,643)	8,820,000

Total Investment in Securities (cost $3,473,379,742)		$5,995,228,977
Foreign currency held at value (cost $625)		625
Receivable for investments sold		46,025,007
Receivable for fund shares sold		1,189,899
Dividends receivable		473,009
Distributions receivable from Fidelity Central Funds		49,334
Prepaid expenses		9,862
Other receivables		280,694
Total assets		6,043,257,407
Liabilities
Payable for investments purchased	$23,214,088
Payable for fund shares redeemed	3,783,438
Accrued management fee	2,560,965
Other affiliated payables	840,716
Other payables and accrued expenses	317,032
Collateral on securities loaned	149,422,387
Total Liabilities		180,138,626
Net Assets		$5,863,118,781
Net Assets consist of:
Paid in capital		$3,245,967,910
Total accumulated earnings (loss)		2,617,150,871
Net Assets		$5,863,118,781
Net Asset Value, offering price and redemption price per share ($5,863,118,781 ÷ 88,936,469 shares)		$65.92
Statement of Operations
		Year ended February 29, 2024
Investment Income
Dividends		$17,371,834
Interest		955
Income from Fidelity Central Funds (including $270,639 from security lending)		1,291,174
Total Income		18,663,963
Expenses
Management fee	$33,090,750
Transfer agent fees	10,065,427
Accounting fees	979,567
Custodian fees and expenses	133,112
Independent trustees' fees and expenses	41,924
Registration fees	45,896
Audit	41,263
Legal	5,058
Interest	25,131
Miscellaneous	37,091
Total expenses before reductions	44,465,219
Expense reductions	(468,317)
Total expenses after reductions		43,996,902
Net Investment income (loss)		(25,332,939)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	519,741,422
Affiliated issuers	(73,964,649)
Foreign currency transactions	200,320
Total net realized gain (loss)		445,977,093
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(110,213,805)
Affiliated issuers	35,198,269
Assets and liabilities in foreign currencies	15,463
Total change in net unrealized appreciation (depreciation)		(75,000,073)
Net gain (loss)		370,977,020
Net increase (decrease) in net assets resulting from operations		$345,644,081
Statement of Changes in Net Assets

	Year ended February 29, 2024	Year ended February 28, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(25,332,939)	$(28,170,066)
Net realized gain (loss)	445,977,093	(246,035,026)
Change in net unrealized appreciation (depreciation)	(75,000,073)	(771,561,689)
Net increase (decrease) in net assets resulting from operations	345,644,081	(1,045,766,781)
Distributions to shareholders	-	(137,786,409)

Share transactions
Proceeds from sales of shares	313,528,922	418,873,849
Reinvestment of distributions	-	128,702,740
Cost of shares redeemed	(1,707,538,891)	(1,358,373,047)

Net increase (decrease) in net assets resulting from share transactions	(1,394,009,969)	(810,796,458)
Total increase (decrease) in net assets	(1,048,365,888)	(1,994,349,648)

Net Assets
Beginning of period	6,911,484,669	8,905,834,317
End of period	$5,863,118,781	$6,911,484,669

Other Information
Shares
Sold	5,030,213	6,616,291
Issued in reinvestment of distributions	-	1,786,046
Redeemed	(28,227,475)	(22,012,597)
Net increase (decrease)	(23,197,262)	(13,610,260)

Financial Highlights
Medical Technology and Devices Portfolio

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$61.64	$70.83	$74.99	$55.88	$52.92
Income from Investment Operations
Net investment income (loss) B,C	(.25)	(.24)	(.37)	(.24)	(.08)
Net realized and unrealized gain (loss)	4.53	(7.84)	2.97	24.19	4.10
Total from investment operations	4.28	(8.08)	2.60	23.95	4.02
Distributions from net realized gain	-	(1.11)	(6.76)	(4.84)	(1.06)
Total distributions	-	(1.11)	(6.76)	(4.84)	(1.06)
Net asset value, end of period	$65.92	$61.64	$70.83	$74.99	$55.88
Total Return D	6.94%	(11.64)%	2.95%	44.20%	7.46%
Ratios to Average Net Assets C,E,F
Expenses before reductions	.70%	.70%	.68%	.70%	.71%
Expenses net of fee waivers, if any	.70%	.70%	.68%	.70%	.71%
Expenses net of all reductions	.70%	.70%	.68%	.70%	.71%
Net investment income (loss)	(.40)%	(.38)%	(.46)%	(.36)%	(.15)%
Supplemental Data
Net assets, end of period (000 omitted)	$5,863,119	$6,911,485	$8,905,834	$8,673,299	$6,058,766
Portfolio turnover rate G	42%	37%	32%	58%	35%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Pharmaceuticals Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 29, 2024	Past 1 year	Past 5 years	Past 10 years
Pharmaceuticals Portfolio	34.35%	14.14%	9.60%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Pharmaceuticals Portfolio on February 28, 2014.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Pharmaceuticals Portfolio
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 30.45% for the 12 months ending February 29, 2024, according to the S&P 500® index, as robust earnings, a slowing in the pace of inflation and resilient late-cycle expansion of the U.S. economy aided risk assets. The index ended February at a record high. Notably, the rally has been driven by a narrow set of firms in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. This is mostly reflected in semiconductor-related stocks (+113%) and media & entertainment (+68%) names. A likely shift in monetary policy also provided a boost. Aggressive rate hikes by the U.S. Federal Reserve continued until late July, when the Fed decided to pause a series of increases that began in March 2022 at a 22-year high while it observed the effect on inflation and the economy. Following the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline and gained 14.09% through year-end and added 1.68% in January and 5.34% in February. By sector for the full 12 months, information technology (+61%) and communication services (+58%) were standouts, with AI a major tailwind. In sharp contrast, the defensive-oriented utilities sector (-1%) fared worst. Other notable laggards included real estate (+7%) and consumer staples (+8%), each also considered defensive, and energy (+6%).
Comments from Portfolio Manager Karim Suwwan de Felipe:
For the fiscal year ending February 29, 2024, the fund gained 34.35%, versus 24.35% for the MSCI North America IMI + ADR Custom Pharmaceuticals 25/50 Linked Index and 30.45% for the broad-based S&P 500® index. Relative to the industry index, security selection was the primary contributor, especially within pharmaceuticals. Security selection in life sciences tools & services also helped. Not owning Pfizer, an index component that returned -31%, was the fund's top individual relative contributor. A second notable relative contributor was an overweight in Eli Lilly (+144%). Eli Lilly was the fund's largest holding, though we trimmed our stake. An underweight in Johnson & Johnson (+9%) also helped. Johnson & Johnson was not held at period end. In contrast, the primary detractor from performance versus the industry index was stock picking in biotechnology. Stock picks in health care equipment and health care services also hampered the fund's result. The fund's non-index stake in PTC Therapeutics returned -43% and was the biggest individual relative detractor. PTC Therapeutics was not held at period end. A second notable relative detractor was our non-index stake in Gilead Sciences (-7%). Gilead Sciences was one of the fund's biggest holdings. An overweight in AstraZeneca (+1%) also detracted. AstraZeneca was among the fund's largest holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Pharmaceuticals Portfolio
Investment Summary February 29, 2024 (Unaudited)
Top Holdings (% of Fund's net assets)

Eli Lilly & Co.	24.2
Novo Nordisk A/S Series B sponsored ADR	14.4
AstraZeneca PLC sponsored ADR	8.2
GSK PLC sponsored ADR	4.9
Merck & Co., Inc.	4.9
UCB SA	3.9
Royalty Pharma PLC	3.1
Gilead Sciences, Inc.	3.0
Moderna, Inc.	2.7
Legend Biotech Corp. ADR	2.2
71.5

Industries (% of Fund's net assets)

Pharmaceuticals	72.2
Biotechnology	22.8
Health Care Equipment & Supplies	1.7
Life Sciences Tools & Services	1.7
Health Care Providers & Services	0.3
Financial Services	0.2
Software	0.2
Consumer Staples Distribution & Retail	0.0

Percentages shown as 0.0% may reflect amounts less than 0.05%.
Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Pharmaceuticals Portfolio
Schedule of Investments February 29, 2024
Showing Percentage of Net Assets
Common Stocks - 98.4%
	Shares	Value ($)
Biotechnology - 22.7%
Biotechnology - 22.7%
Acelyrin, Inc.	180,373	1,524,152
Alnylam Pharmaceuticals, Inc. (a)	14,671	2,216,641
Annexon, Inc. (a)	291,889	1,625,822
Arcus Biosciences, Inc. (a)	244,400	4,675,372
ArriVent Biopharma, Inc.	151,600	3,265,464
Ascendis Pharma A/S sponsored ADR (a)	36,100	5,334,136
Avidity Biosciences, Inc. (a)	630,200	11,532,660
Avidity Biosciences, Inc. (b)	11,500	210,450
Beam Therapeutics, Inc. (a)(c)	134,700	5,319,303
Biogen, Inc. (a)	68,800	14,928,912
bluebird bio, Inc. (a)(c)	2,226,000	3,094,140
Blueprint Medicines Corp. (a)	230,700	21,575,064
CRISPR Therapeutics AG (a)(c)	48,054	4,047,108
Cytokinetics, Inc. (a)	23,100	1,668,744
Disc Medicine, Inc. (a)	22,403	1,538,414
Dyne Therapeutics, Inc. (a)	746,000	20,067,400
Galapagos NV sponsored ADR (a)	36,900	1,295,559
Generation Bio Co. (a)	715,276	1,795,343
Gilead Sciences, Inc.	451,500	32,553,150
Intellia Therapeutics, Inc. (a)	133,200	4,278,384
Leap Therapeutics, Inc. warrants 1/31/26 (a)	60,600	332
Legend Biotech Corp. ADR (a)(c)	367,900	23,972,364
Merus BV (a)(c)	108,000	5,235,840
Moderna, Inc. (a)	314,400	29,000,256
Monte Rosa Therapeutics, Inc. (a)(c)	796,400	5,041,212
NewAmsterdam Pharma Co. NV (a)(c)	243,700	5,566,108
Prothena Corp. PLC (a)	75,800	2,091,322
Sarepta Therapeutics, Inc. (a)	138,600	17,726,940
Spyre Therapeutics, Inc. (a)	12,160	333,670
Spyre Therapeutics, Inc. (b)	136,582	3,560,420
Xenon Pharmaceuticals, Inc. (a)	226,000	10,667,200
		245,741,882
Consumer Staples Distribution & Retail - 0.0%
Drug Retail - 0.0%
MedAvail Holdings, Inc. (a)	66	91
Health Care Equipment & Supplies - 1.7%
Health Care Equipment - 1.3%
Inspire Medical Systems, Inc. (a)	21,800	3,903,072
Ion Beam Applications SA	350,600	3,539,192
Nyxoah SA (a)(c)	61,534	844,626
Pulmonx Corp. (a)	614,300	5,663,846
		13,950,736
Health Care Supplies - 0.4%
Lantheus Holdings, Inc. (a)	70,600	4,615,828
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		18,566,564
Health Care Providers & Services - 0.3%
Health Care Services - 0.3%
agilon health, Inc. (a)	464,929	2,850,015
Life Sciences Tools & Services - 1.7%
Life Sciences Tools & Services - 1.7%
Gerresheimer AG	155,900	18,265,045
Pharmaceuticals - 72.0%
Pharmaceuticals - 72.0%
Agomab Therapeutics SA warrants 10/10/33 (a)(b)(d)	10	0
Arvinas Holding Co. LLC (a)	26,300	1,209,274
AstraZeneca PLC sponsored ADR	1,381,800	88,656,288
Axsome Therapeutics, Inc. (a)(c)	43,400	3,531,892
Bristol-Myers Squibb Co.	189,480	9,616,110
Catalent, Inc. (a)	249,400	14,300,596
Edgewise Therapeutics, Inc. (a)	436,300	7,124,779
Eli Lilly & Co.	347,261	261,723,669
Fulcrum Therapeutics, Inc. (a)	683,600	6,979,556
GSK PLC sponsored ADR	1,263,260	52,930,594
Harmony Biosciences Holdings, Inc. (a)(c)	130,677	4,194,732
Indivior PLC (a)	268,200	5,806,113
Merck & Co., Inc.	414,836	52,746,397
Merck KGaA	128,900	21,931,947
Novo Nordisk A/S Series B sponsored ADR	1,295,700	155,185,989
Roche Holding AG (participation certificate)	55,856	14,604,179
Royalty Pharma PLC	1,112,000	33,738,080
Sandoz Group AG ADR (c)	4,979	154,698
Structure Therapeutics, Inc. ADR	35,400	1,436,178
UCB SA	362,200	41,691,104
		777,562,175
TOTAL COMMON STOCKS (Cost $684,796,061)		1,062,985,772

Convertible Preferred Stocks - 0.6%
	Shares	Value ($)
Biotechnology - 0.1%
Biotechnology - 0.1%
Castle Creek Biosciences, Inc.:
Series C (a)(b)(d)	200	46,616
Series D1 (a)(b)(d)	6,308	1,330,483
Series D2 (a)(b)(d)	85	15,940
		1,393,039
Financial Services - 0.2%
Diversified Financial Services - 0.2%
Paragon Biosciences Emalex Capital, Inc.:
Series C (a)(b)(d)	158,879	1,877,950
Series D1 (a)(b)(d)	14,400	170,640
Series D2 (a)(b)(d)	22,477	253,091
		2,301,681
Pharmaceuticals - 0.2%
Pharmaceuticals - 0.2%
Agomab Therapeutics SA Series C (b)(d)	7,729	1,919,468
Software - 0.1%
Systems Software - 0.1%
Evozyne, Inc.:
Series A (a)(b)(d)	5,900	99,710
Series B (b)(d)	56,643	969,162
		1,068,872
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $6,200,752)		6,683,060

Convertible Bonds - 0.1%
	Principal Amount (e)	Value ($)
Software - 0.1%
Systems Software - 0.1%
Evozyne, Inc. 6% 9/13/28 pay-in-kind (b)(d) (Cost $893,378)	893,378	958,594

Money Market Funds - 5.3%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (f)	14,127,275	14,130,101
Fidelity Securities Lending Cash Central Fund 5.39% (f)(g)	43,195,464	43,199,783
TOTAL MONEY MARKET FUNDS (Cost $57,329,884)		57,329,884

TOTAL INVESTMENT IN SECURITIES - 104.4% (Cost $749,220,075)	1,127,957,310
NET OTHER ASSETS (LIABILITIES) - (4.4)%	(47,677,347)
NET ASSETS - 100.0%	1,080,279,963

Legend

(a)	Non-income producing
(b)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $11,412,524 or 1.1% of net assets.

(c)	Security or a portion of the security is on loan at period end.
(d)	Level 3 security
(e)	Amount is stated in United States dollars unless otherwise noted.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Agomab Therapeutics SA warrants 10/10/33	10/03/23	0

Agomab Therapeutics SA Series C	10/03/23	1,687,596

Avidity Biosciences, Inc.	2/29/24	189,750

Castle Creek Biosciences, Inc. Series C	12/09/19	82,370

Castle Creek Biosciences, Inc. Series D1	4/19/22	1,356,409

Castle Creek Biosciences, Inc. Series D2	6/28/21	14,700

Evozyne, Inc. Series A	4/09/21	132,573

Evozyne, Inc. Series B	9/14/23	877,400

Evozyne, Inc. 6% 9/13/28 pay-in-kind	9/14/23 - 12/13/23	893,378

Paragon Biosciences Emalex Capital, Inc. Series C	2/26/21	1,700,005

Paragon Biosciences Emalex Capital, Inc. Series D1	10/21/22	155,952

Paragon Biosciences Emalex Capital, Inc. Series D2	5/18/22	193,747

Spyre Therapeutics, Inc.	6/22/23 - 12/07/23	1,962,496

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	16,717,912	198,940,436	201,528,247	357,179	-	-	14,130,101	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	7,206,158	200,637,943	164,644,318	40,141	-	-	43,199,783	0.1%
Total	23,924,070	399,578,379	366,172,565	397,320	-	-	57,329,884

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	1,062,985,772	1,022,888,894	40,096,878	-

Convertible Preferred Stocks	6,683,060	-	-	6,683,060

Convertible Bonds	958,594	-	-	958,594

Money Market Funds	57,329,884	57,329,884	-	-
Total Investments in Securities:	1,127,957,310	1,080,218,778	40,096,878	7,641,654
Pharmaceuticals Portfolio
Financial Statements
Statement of Assets and Liabilities
		February 29, 2024

Assets
Investment in securities, at value (including securities loaned of $39,964,745) - See accompanying schedule:
Unaffiliated issuers (cost $691,890,191)	$1,070,627,426
Fidelity Central Funds (cost $57,329,884)	57,329,884

Total Investment in Securities (cost $749,220,075)		$1,127,957,310
Foreign currency held at value (cost $182)		182
Receivable for fund shares sold		4,049,100
Dividends receivable		2,503,042
Reclaims receivable		1,644,051
Interest receivable		25,130
Distributions receivable from Fidelity Central Funds		81,926
Prepaid expenses		1,522
Other receivables		169,384
Total assets		1,136,431,647
Liabilities
Payable for investments purchased	$11,771,029
Payable for fund shares redeemed	350,553
Accrued management fee	441,328
Other affiliated payables	172,992
Other payables and accrued expenses	216,707
Collateral on securities loaned	43,199,075
Total Liabilities		56,151,684
Net Assets		$1,080,279,963
Net Assets consist of:
Paid in capital		$700,673,143
Total accumulated earnings (loss)		379,606,820
Net Assets		$1,080,279,963
Net Asset Value, offering price and redemption price per share ($1,080,279,963 ÷ 40,092,967 shares)		$26.94
Statement of Operations
		Year ended February 29, 2024
Investment Income
Dividends		$14,053,062
Interest		42,079
Income from Fidelity Central Funds (including $40,141 from security lending)		397,320
Income before foreign taxes withheld		$14,492,461
Less foreign taxes withheld		(737,379)
Total Income		13,755,082
Expenses
Management fee	$4,456,814
Transfer agent fees	1,485,474
Accounting fees	262,875
Custodian fees and expenses	(10,308)
Independent trustees' fees and expenses	5,161
Registration fees	53,618
Audit	48,308
Legal	21,296
Interest	10,357
Miscellaneous	4,833
Total expenses before reductions	6,338,428
Expense reductions	(61,737)
Total expenses after reductions		6,276,691
Net Investment income (loss)		7,478,391
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	29,348,895
Foreign currency transactions	45,165
Total net realized gain (loss)		29,394,060
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	219,893,699
Assets and liabilities in foreign currencies	42,531
Total change in net unrealized appreciation (depreciation)		219,936,230
Net gain (loss)		249,330,290
Net increase (decrease) in net assets resulting from operations		$256,808,681
Statement of Changes in Net Assets

	Year ended February 29, 2024	Year ended February 28, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,478,391	$8,244,064
Net realized gain (loss)	29,394,060	68,024,817
Change in net unrealized appreciation (depreciation)	219,936,230	(60,969,551)
Net increase (decrease) in net assets resulting from operations	256,808,681	15,299,330
Distributions to shareholders	(66,635,724)	(41,990,940)

Share transactions
Proceeds from sales of shares	272,144,354	164,880,948
Reinvestment of distributions	62,149,467	39,396,332
Cost of shares redeemed	(205,365,814)	(351,154,587)

Net increase (decrease) in net assets resulting from share transactions	128,928,007	(146,877,307)
Total increase (decrease) in net assets	319,100,964	(173,568,917)

Net Assets
Beginning of period	761,178,999	934,747,916
End of period	$1,080,279,963	$761,178,999

Other Information
Shares
Sold	11,175,456	7,124,169
Issued in reinvestment of distributions	2,733,902	1,698,146
Redeemed	(8,784,018)	(15,341,002)
Net increase (decrease)	5,125,340	(6,518,687)

Financial Highlights
Pharmaceuticals Portfolio

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$21.77	$22.53	$23.92	$21.71	$21.07
Income from Investment Operations
Net investment income (loss) B,C	.21	.23	.27	.27	.29
Net realized and unrealized gain (loss)	6.87	.19	.97	4.04	2.29
Total from investment operations	7.08	.42	1.24	4.31	2.58
Distributions from net investment income	(.15)	(.30)	(.28)	(.31)	(.31)
Distributions from net realized gain	(1.76)	(.88)	(2.35)	(1.79)	(1.64)
Total distributions	(1.91)	(1.18)	(2.63)	(2.10)	(1.94) D
Net asset value, end of period	$26.94	$21.77	$22.53	$23.92	$21.71
Total Return E	34.35%	1.60%	5.15%	20.46%	12.06%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.74%	.76%	.75%	.77%	.78%
Expenses net of fee waivers, if any	.74%	.76%	.75%	.77%	.78%
Expenses net of all reductions	.74%	.76%	.75%	.76%	.77%
Net investment income (loss)	.88%	.99%	1.10%	1.13%	1.36%
Supplemental Data
Net assets, end of period (000 omitted)	$1,080,280	$761,179	$934,748	$833,380	$764,285
Portfolio turnover rate H	44%	45%	29%	32%	52%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended February 29, 2024

1. Organization.
Biotechnology Portfolio, Health Care Portfolio, Health Care Services Portfolio, Medical Technology and Devices Portfolio, and Pharmaceuticals Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The financial statements for Biotechnology Portfolio, Health Care Portfolio and Health Care Services Portfolio have been consolidated to include the Subsidiary accounts (see Consolidated Subsidiary note below).
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated each Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, each Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages each Fund's fair valuation practices and maintains the fair valuation policies and procedures. Each Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Biotechnology Portfolio:

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in InputA
Equities	$104,242,658	Market comparable	Enterprise value/Revenue multiple (EV/R)	16.0	Increase
		Market Approach	Transaction price	$2.42 - $105.86 / $56.16	Increase
			Discount rate	20.0% - 50.0% / 26.2%	Decrease
		Discounted cash flow	Discount rate	4.9% - 19.6% / 17.1%	Decrease
			Probability rate	0.0% - 90.0% / 38.0%	Increase
			Term	0.2 - 7.2 / 3.6	Increase
		Recovery Value	Recovery Value	$0.00	Increase
		Black scholes	Discount rate	4.4%	Increase
			Term	3.0	Increase
			Volatility	80.0% - 85.0% / 82.1%	Increase

Health Care Portfolio:

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in InputA
Equities	$98,793,056	Market comparable	Enterprise value/Revenue multiple (EV/R)	2.3 - 16.0/5.2	Increase
		Market Approach	Transaction price	$0.00 - $33.33 / $18.70	Increase
			Discount rate	10.0% - 65.0% / 28.0%	Decrease
		Black scholes	Discount rate	4.4% - 4.9% / 4.5%	Increase
			Term	1.5 - 4.0/3.0	Increase
			Volatility	45.0% - 90.0% / 61.3%	Increase
Corporate Bonds	$3,307,092	Market comparable	Enterprise value/Revenue multiple (EV/R)	2.3	Increase
			Discount rate	25.0%	Decrease
			Profitability rate	10.0% - 25.0% / 18.3%	Increase
		Black scholes	Discount rate	4.9%	Increase
			Term	1.5	Increase
			Volatility	55.0%	Increase

Medical Technology and Devices Portfolio:

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in InputA
Equities	$170,890,347	Market comparable	Enterprise value/Revenue multiple (EV/R)	2.3 - 17.5/8.2	Increase
		Market Approach	Transaction price	$1.02 - $20.56 / $9.83	Increase
			Discount rate	10.0% - 65.0% / 37.6%	Decrease
			Premium rate	5.0%	Increase
		Black scholes	Discount rate	4.4% - 4.9% / 4.6%	Increase
			Term	1.5 - 4.0/2.8	Increase
			Volatility	55.0% - 80.0% / 69.6%	Increase
Corporate Bonds	$2,434,530	Market comparable	Enterprise value/Revenue multiple (EV/R)	2.3	Increase
			Discount rate	25.0%	Decrease
			Profitability rate	10.0% - 25.0% / 18.3%	Increase
		Black scholes	Discount rate	4.9%	Increase
			Term	1.5	Increase
			Volatility	55.0%	Increase
Preferred Securities	$14,820,311	Market Approach	Transaction price	$100.00	Increase
			Discount rate	30.0%	Decrease
		Black scholes	Discount rate	4.4%	Increase
			Term	3.0	Increase
			Volatility	70.0%	Increase

A Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2024, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends or foreign tax withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable or reclaims receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Biotechnology Portfolio	$1,218,179
Health Care Portfolio	800,038
Health Care Services Portfolio	90,204
Medical Technology and Devices Portfolio	259,817
Pharmaceuticals Portfolio	165,922

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2024, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), redemptions in-kind, partnerships, deferred Trustee compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Biotechnology Portfolio	$3,480,020,556	$1,992,911,228	$ (260,121,308)	$1,732,789,920
Health Care Portfolio	4,986,654,403	3,374,749,993	(362,737,236)	3,012,012,757
Health Care Services Portfolio	1,014,692,330	693,530,597	(76,894,923)	616,635,674
Medical Technology and Devices Portfolio	3,486,868,245	2,738,568,493	(230,207,761)	2,508,360,732
Pharmaceuticals Portfolio	755,764,008	418,560,475	(46,367,173)	372,193,302

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Biotechnology Portfolio	$15,252,109	$ -	$ (413,076,732)	$1,732,779,060
Health Care Portfolio	-	237,906,090	-	3,012,124,034
Health Care Services Portfolio	143,512	50,300,195	-	616,633,731
Medical Technology and Devices Portfolio	-	113,993,902	-	2,508,370,876
Pharmaceuticals Portfolio	2,548,753	8,359,375	-	372,230,679

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Short-term	Long-term	Total capital loss carryforward
Biotechnology Portfolio	$ (413,076,732)	$ -	$ (413,076,732)

Certain of the Funds intend to elect to defer to the next fiscal year capital losses recognized during the period November 1, 2023 to February 29, 2024 and ordinary losses recognized during the period January 1, 2024 to February 29, 2024. Loss deferrals were as follows:
	Capital losses	Ordinary losses
Health Care Portfolio	$-	$(1,458,063)
Medical Technology and Devices Portfolio	-	(4,981,744)
Pharmaceuticals Portfolio	(3,384,865)	-

The tax character of distributions paid was as follows:

February 29, 2024
	Ordinary Income	Long-term Capital Gains	Total
Biotechnology Portfolio	$20,921,962	$ -	$20,921,962
Health Care Services Portfolio	5,478,356	3,569,232	9,047,588
Pharmaceuticals Portfolio	14,763,119	51,872,605	66,635,724

February 28, 2023
	Ordinary Income	Long-term Capital Gains	Total
Health Care Portfolio	$-	$185,553,756	$185,553,756
Health Care Services Portfolio	6,851,701	63,741,019	70,592,720
Medical Technology and Devices Portfolio	-	137,786,409	137,786,409
Pharmaceuticals Portfolio	10,747,779	31,243,161	41,990,940

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Biotechnology Portfolio	49,820,868	1.01
Health Care Portfolio	5,187,039.07
Health Care Services Portfolio	763,243.05

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Biotechnology Portfolio	2,370,953,787	3,193,980,130
Health Care Portfolio	3,638,064,248	4,722,064,788
Health Care Services Portfolio	508,534,980	776,276,764
Medical Technology and Devices Portfolio	2,665,934,573	4,131,136,541
Pharmaceuticals Portfolio	456,634,368	373,414,206

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Biotechnology Portfolio	10,305,851	82,617,211	154,175,532

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Biotechnology Portfolio	.30%	.22%	.52%
Health Care Portfolio	.30%	.22%	.52%
Health Care Services Portfolio	.30%	.22%	.52%
Medical Technology and Devices Portfolio	.30%	.22%	.52%
Pharmaceuticals Portfolio	.30%	.22%	.52%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent.

During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

Biotechnology Portfolio	.1596%
Health Care Portfolio	.1443%
Health Care Services Portfolio	.1727%
Medical Technology and Devices Portfolio	.1562%
Pharmaceuticals Portfolio	.1735%

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Biotechnology Portfolio	.16%
Health Care Portfolio	.15%
Health Care Services Portfolio	.17%
Medical Technology and Devices Portfolio	.16%
Pharmaceuticals Portfolio	.17%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records.

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows :

% of Average Net Assets
Biotechnology Portfolio	.0198
Health Care Portfolio	.0131
Health Care Services Portfolio	.0275
Medical Technology and Devices Portfolio	.0149
Pharmaceuticals Portfolio	.0308

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Biotechnology Portfolio	.02
Health Care Portfolio	.01
Health Care Services Portfolio	.03
Medical Technology and Devices Portfolio	.02
Pharmaceuticals Portfolio	.03

Subsequent Event - Management Fee. Effective March 1, 2024, each Fund's management contract will be amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). Any reference to "class" in this note shall mean "the Fund" as the Fund currently offers only one class of shares. The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate will pay certain expenses of managing and operating each Fund out of each class's management fee.

Each class of each Fund will pay a management fee to the investment adviser. The management fee will be calculated and paid to the investment adviser every month.

When determining a class's management fee, a mandate rate will be calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate will be subtracted from the mandate rate once each Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class.

The annual management fee rate for a class of shares of each Fund will be the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Select Biotechnology Portfolio	0.67
Select Health Care Portfolio	0.65
Select Health Care Services Portfolio	0.69
Select Medical Technology and Devices Portfolio	0.66
Select Pharmaceuticals Portfolio	0.70

One-twelfth of the management fee rate for a class will be applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month.

A different management fee rate may be applicable to each class of each Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of each Fund's assets, which do not vary by class.

Effective March 1, 2024, each Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Biotechnology Portfolio	$ 140,094
Health Care Portfolio	57,292
Health Care Services Portfolio	7,488
Medical Technology and Devices Portfolio	44,935
Pharmaceuticals Portfolio	11,162

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), each Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing each Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Biotechnology Portfolio	Borrower	$ 19,402,167	5.17%	$16,712
Health Care Portfolio	Borrower	$ 11,069,556	5.53%	$30,619
Health Care Services Portfolio	Borrower	$ 5,040,000	5.07%	$710
Medical Technology and Devices Portfolio	Borrower	$ 8,731,947	5.45%	$25,131
Pharmaceuticals Portfolio	Borrower	$ 5,645,417	5.11%	$9,621

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Biotechnology Portfolio	56,448,334	180,487,379	(143,959)
Health Care Portfolio	252,572,601	352,318,562	(25,400,369)
Health Care Services Portfolio	66,880,844	50,210,900	(2,147,251)
Medical Technology and Devices Portfolio	211,771,789	230,107,520	5,301,289
Pharmaceuticals Portfolio	34,276,554	16,758,485	4,097,668

Other. During the period, the investment adviser reimbursed the Funds for certain losses as follows:

Amount ($)
Biotechnology Portfolio	90,846

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Biotechnology Portfolio	$8,267
Health Care Portfolio	14,253
Health Care Services Portfolio	2,879
Medical Technology and Devices Portfolio	11,599
Pharmaceuticals Portfolio	1,445

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Biotechnology Portfolio	$447,008	$73,190	$5,516,502
Health Care Portfolio	$57,603	$2	$16,551
Health Care Services Portfolio	$11,055	$210	$239,645
Medical Technology and Devices Portfolio	$28,353	$52	$-
Pharmaceuticals Portfolio	$4,201	$2,273	$-

Bank Borrowings.
Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:
	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Pharmaceuticals Portfolio	$ 1,015,000	5.22%	$736

8. Expense Reductions.
Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Biotechnology Portfolio	$5,000
Health Care Portfolio	4,516

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses as follows:

Amount
Biotechnology Portfolio	$341,244
Health Care Portfolio	589,755
Health Care Services Portfolio	118,042
Medical Technology and Devices Portfolio	468,317
Pharmaceuticals Portfolio	61,737

9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Select Portfolios and Shareholders of Biotechnology Portfolio, Health Care Portfolio, Health Care Services Portfolio, Medical Technology and Devices Portfolio, and Pharmaceuticals Portfolio
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (five of the funds constituting Fidelity Select Portfolios, hereafter collectively referred to as the "Funds") as of February 29, 2024, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 29, 2024, and the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Biotechnology Portfolio (2)
Health Care Portfolio (2)
Health Care Services Portfolio (2)
Medical Technology and Devices Portfolio (1)
Pharmaceuticals Portfolio (1)
(1) Statement of assets and liabilities, including the schedule of investments, as of February 29, 2024, the related statement of operations for the year ended February 29, 2024, the statement of changes in net assets for each of the two years in the period ended February 29, 2024, and the financial highlights for each of the periods indicated therein.
(2) Consolidated statement of asset and liabilities, including the consolidated schedule of investments, as of February 29, 2024, the related consolidated statement of operations for the year ended February 29, 2024, the consolidated statement of changes in net assets for each of the two years in the period ended February 29, 2024, and the consolidated financial highlights for each of the periods indicated therein.

Basis for Opinions
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
April 12, 2024

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for Vijay Advani, each of the Trustees oversees 323 funds. Mr. Advani oversees 216 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Trustee
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2018
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2008
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations+
Peter S. Lynch (1944)
Year of Election or Appointment: 2018
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Senior Vice President, Vice President, Treasurer, or Director of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as President or Director of certain Fidelity entities. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer or Director of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
+ The information includes principal occupation during the last five years.
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2023 to February 29, 2024).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value September 1, 2023	Ending Account Value February 29, 2024	Expenses Paid During Period- C September 1, 2023 to February 29, 2024

Biotechnology Portfolio **	.70%
Actual		$ 1,000	$ 1,196.90	$ 3.82
Hypothetical-B		$ 1,000	$ 1,021.38	$ 3.52

Health Care Portfolio **	.68%
Actual		$ 1,000	$ 1,091.00	$ 3.54
Hypothetical-B		$ 1,000	$ 1,021.48	$ 3.42

Health Care Services Portfolio **	.72%
Actual		$ 1,000	$ 1,092.80	$ 3.75
Hypothetical-B		$ 1,000	$ 1,021.28	$ 3.62

Medical Technology and Devices Portfolio **	.69%
Actual		$ 1,000	$ 1,058.60	$ 3.53
Hypothetical-B		$ 1,000	$ 1,021.43	$ 3.47

Pharmaceuticals Portfolio **	.74%
Actual		$ 1,000	$ 1,164.80	$ 3.98
Hypothetical-B		$ 1,000	$ 1,021.18	$ 3.72

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

** If fees and changes to the expense contract and/or expense cap, effective March 1, 2024, had been in effect during the current period, the restated annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in table below:
	Annualized Expense Ratio- A	Expenses Paid

Biotechnology Portfolio	.65%
Actual		$ 3.55
Hypothetical- B		$ 3.27

Health Care Portfolio	.65%
Actual		$ 3.38
Hypothetical- B		$ 3.27

Health Care Services Portfolio	.67%
Actual		$ 3.49
Hypothetical- B		$ 3.37

Medical Technology and Devices Portfolio	.65%
Actual		$ 3.33
Hypothetical- B		$ 3.27

Pharmaceuticals Portfolio	.70%
Actual		$ 3.77
Hypothetical- B		$ 3.52

A Annualized expense ratio reflects expenses net of applicable fee waivers.
B 5% return per year before expenses

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 29, 2024, or, if subsequently determined to be different, the net capital gain of such year.

Health Care Portfolio	$246,952,773
Health Care Services Portfolio	$55,632,712
Medical Technology and Devices Portfolio	$115,177,770
Pharmaceuticals Portfolio	$27,659,566

The funds hereby designate the percentages noted below of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders:

December, 2023
Pharmaceuticals Portfolio	100%

The funds hereby designate the amounts noted below as distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends:

Pharmaceuticals Portfolio	$177,440
A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

Biotechnology Portfolio
December, 2023	100%
Health Care Services Portfolio
December, 2023	100%
Pharmaceuticals Portfolio
December 2023	28%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Biotechnology Portfolio
December, 2023	100%
Health Care Services
December, 2023	100%
Pharmaceuticals Portfolio
December, 2023	73.28%

The funds will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts
Biotechnology Portfolio
Health Care Portfolio
Health Care Services Portfolio
Medial Technology and Devices Portfolio
Pharmaceuticals Portfolio
At its January 2024 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), approved an amended and restated management contract with Fidelity Management & Research Company LLC (FMR) (the Management Contract), and amended and restated sub-advisory agreements (the Sub-Advisory Contracts, and together with the Management Contract, the Advisory Contracts) for each fund, including each fund's sub-advisory agreements with FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The Advisory Contracts will be effective March 1, 2024. The Board will consider the annual renewal of each fund's Advisory Contracts in May 2024, following its review of additional materials provided by FMR.
Management Contract. The Board approved the Management Contract, which implements a new fee structure combining the management fee, transfer agent fee (TA Fee), and pricing and bookkeeping fee (P&B Fee) of each fund into a single fee based on tiered schedules and subject to a maximum rate (the Unified Fee). In exchange for the Unified Fee, each fund will receive investment advisory, management, administrative, transfer agent, pricing and bookkeeping services under a single agreement - the Management Contract.
In its consideration of the Management Contract over several meetings, the Board received, reviewed and discussed a comprehensive set of analyses regarding the Unified Fee including (i) the legal framework, (ii) design goals for the Unified Fee, (iii) calculation methodology for the Unified Fee and illustrative examples, (iv) annual and cumulative projected impacts under various scenarios, both in the aggregate and at the fund/class level, (v) explanations of schedules, rate levers and maximum rates and (vi) shareholder benefits and projected savings.
The Board considered that the maximum Unified Fee for each fund would be no higher than the sum of (i) the lowest contractual management fee rate under each fund's existing management contract, which is the individual fund fee rate, if any, plus the lowest contractual marginal group fee rate and (ii) the TA and P&B Fee rates, which are fixed fee rates since December 1, 2023 (together, the Unified Fee Cap). The Board noted that Fidelity has represented that, as a result of this Unified Fee Cap, the Unified Fee would be no greater than the fee rates previously authorized to be charged to each fund for the same services. The Board noted that certain expenses such as third-party expenses and certain other miscellaneous expenses would be outside the scope of the Unified Fee and the calculation of such fees would not change as a result of the Unified Fee.
The Board considered Fidelity's representations that implementation of the Unified Fee, which includes the Unified Fee Cap, would cause all funds subject to the Unified Fee, including each fund, to experience an immediate reduction on contractual fee rates for services provided under the current management contracts. The Board considered that some funds would not experience lower net total fees as a result of existing fee caps. The Board further considered that, in addition to the contractual fee savings, the Unified Fee offers funds and their shareholders greater protection from future rate increases for services previously offered under separate agreements that are now covered by the Management Contract because such rate increases would require shareholder approval.
Sub-Advisory Contracts. In connection with the Unified Fee changes, the Board considered the Sub-Advisory Contracts, which simplified the calculation of the fees paid by FMR to the sub-advisers under the agreements. The Board noted that the agreements with FMR UK, FMR H.K., and FMR Japan were amended to provide that FMR will compensate each sub-adviser at a fee rate equal to 110% of the sub-adviser's costs incurred in providing services under the agreement. The Board considered that, under the Sub-Advisory Contracts, FMR, and not each fund, will continue to pay the sub-advisory fees to each applicable sub-adviser.
The Board further considered that the approval of each fund's Advisory Contracts will not result in any changes in the investment process or strategies employed in the management of each fund's assets or the day-to-day management of each fund or the persons primarily responsible for such management. Further, the Board considered that the Management Contract would not change the obligations and services of FMR and its affiliates on behalf of each fund, and, in particular, there would be no change in the nature and level of advisory, management, administration, transfer agent, and pricing and bookkeeping services provided to each fund by FMR, its affiliates, and each applicable sub-adviser.
In connection with its consideration of future renewals of each fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for each fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing each fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the funds) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.
Based on its evaluation of all of the conclusions and representations noted above, and after considering all factors it believed relevant, the Board concluded that each fund's management fee structure is fair and reasonable, and that the funds' Advisory Contracts should be approved.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Funds have adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage each Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. Each Fund's Board of Trustees (the Board) has designated each Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factor specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2022 through November 30, 2023.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.813640.119
SELHC-ANN-0424
Fidelity® Select Portfolios®
Information Technology Sector

Enterprise Technology Services Portfolio
Semiconductors Portfolio
Software and IT Services Portfolio
Tech Hardware Portfolio
Technology Portfolio

(Enterprise Technology Services Portfolio formerly named IT Services Portfolio)

Annual Report
February 29, 2024

Contents

Enterprise Technology Services Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Semiconductors Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Software and IT Services Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Tech Hardware Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Technology Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.
Enterprise Technology Services Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 29, 2024	Past 1 year	Past 5 years	Past 10 years
Enterprise Technology Services Portfolio	25.85%	8.47%	12.16%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Enterprise Technology Services Portfolio on February 28, 2014.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Enterprise Technology Services Portfolio
Management's Discussion of Fund Performance
 Market Recap:
U.S. equities gained 30.45% for the 12 months ending February 29, 2024, according to the S&P 500® index, as robust earnings, a slowing in the pace of inflation and resilient late-cycle expansion of the U.S. economy aided risk assets. The index ended February at a record high. Notably, the rally has been driven by a narrow set of firms in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. This is mostly reflected in semiconductor-related stocks (+113%) and media & entertainment (+68%) names. A likely shift in monetary policy also provided a boost. Aggressive rate hikes by the U.S. Federal Reserve continued until late July, when the Fed decided to pause a series of increases that began in March 2022 at a 22-year high while it observed the effect on inflation and the economy. Following the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline and gained 14.09% through year-end and added 1.68% in January and 5.34% in February. By sector for the full 12 months, information technology (+61%) and communication services (+58%) were standouts, with AI a major tailwind. In sharp contrast, the defensive-oriented utilities sector (-1%) fared worst. Other notable laggards included real estate (+7%) and consumer staples (+8%), each also considered defensive, and energy (+6%).
Comments from Co-Managers Becky Baker and Elliot Mattingly:
For the fiscal year ending February 29, 2024, the fund gained 25.85%, versus 25.58% for the MSCI U.S. IMI Enterprise Technology Services 25/50 Linked Index and 30.45% for the broad-based S&P 500® index. Relative to the industry index, security selection was the primary contributor, especially within internet services & infrastructure. Out-of-index exposure to application software also helped, as did an underweight in human resource & employment services. The top individual relative contributor was an overweight in MongoDB (+114%), which was one of our biggest holdings. The second-largest relative contributor was an underweight in PayPal Holdings (-18%). This period we meaningfully increased our investment in the stock. In contrast, security selection in IT consulting & other services and in data processing & outsourced services meaningfully detracted from performance versus the industry index. A non-index stake in WNS Holdings returned -30% and was the biggest individual relative detractor. WNS was not held at period end. A second notable relative detractor was an overweight in EPAM Systems (0%). We lowered our position in EPAM, but the stock remained among our biggest holdings. Notable changes in positioning include increased exposure to the application software industry and a lower allocation to human resource & employment services.
Notes to shareholders:
On June 1, 2023, the fund's name changed to Fidelity® Select Enterprise Technology Services Portfolio, in alignment with an update to the Global Industry Classification Standard. The supplemental benchmark also changed, from the MSCI U.S. IMI IT Services 25/50 Index to the MSCI U.S. IMI Enterprise Technology Services 25/50 Index. These changes better reflect the fund's investment mandate by capturing IT services providers across multiple industries. On January 2, 2024, Elliot Mattingly assumed co-management responsibilities for the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Enterprise Technology Services Portfolio
Investment Summary February 29, 2024 (Unaudited)
Top Holdings (% of Fund's net assets)

Visa, Inc. Class A	23.4
MasterCard, Inc. Class A	15.2
Accenture PLC Class A	10.6
MongoDB, Inc. Class A	4.5
Global Payments, Inc.	3.9
Block, Inc. Class A	3.7
Fiserv, Inc.	3.5
ExlService Holdings, Inc.	3.3
Intuit, Inc.	2.9
Gartner, Inc.	2.8
73.8

Industries (% of Fund's net assets)

Financial Services	52.6
IT Services	26.6
Software	11.2
Professional Services	4.6
Interactive Media & Services	2.5
Consumer Finance	1.2
Diversified Consumer Services	1.2

Enterprise Technology Services Portfolio
Schedule of Investments February 29, 2024
Showing Percentage of Net Assets
Common Stocks - 99.9%
	Shares	Value ($)
Consumer Finance - 1.2%
Consumer Finance - 1.2%
NerdWallet, Inc. (a)(b)	1,525,523	25,735,573
Diversified Consumer Services - 1.2%
Specialized Consumer Services - 1.2%
H&R Block, Inc.	493,500	24,156,825
Financial Services - 52.6%
Transaction & Payment Processing Services - 52.6%
Block, Inc. Class A (a)	953,000	75,734,910
Fiserv, Inc. (a)	483,217	72,129,802
Global Payments, Inc.	621,200	80,569,640
Marqeta, Inc. Class A (a)(b)	2,903,900	18,962,467
MasterCard, Inc. Class A	662,200	314,386,072
PayPal Holdings, Inc. (a)	222,640	13,434,098
Remitly Global, Inc. (a)(b)	1,338,700	27,603,994
The Western Union Co.	4,800	64,368
Visa, Inc. Class A (b)	1,717,848	485,532,558
WEX, Inc. (a)	700	153,811
		1,088,571,720
Interactive Media & Services - 2.5%
Interactive Media & Services - 2.5%
Alphabet, Inc.:
Class A (a)	117,300	16,241,358
Class C (a)	14,300	1,998,854
Meta Platforms, Inc. Class A	69,100	33,867,983
		52,108,195
IT Services - 26.6%
Internet Services & Infrastructure - 6.7%
Cloudflare, Inc. (a)	107,800	10,622,612
MongoDB, Inc. Class A (a)(b)	210,500	94,215,590
Okta, Inc. (a)	147,400	15,816,020
Snowflake, Inc. (a)	99,800	18,790,344
		139,444,566
IT Consulting & Other Services - 19.9%
Accenture PLC Class A	583,780	218,789,068
Amdocs Ltd.	359,200	32,759,040
EPAM Systems, Inc. (a)	171,700	52,265,480
Gartner, Inc. (a)	124,500	57,962,220
IBM Corp.	272,000	50,328,160
		412,103,968
TOTAL IT SERVICES		551,548,534
Professional Services - 4.6%
Data Processing & Outsourced Services - 3.3%
ExlService Holdings, Inc. (a)	2,197,293	68,379,758
Human Resource & Employment Services - 1.3%
Automatic Data Processing, Inc.	74,175	18,627,568
Manpower, Inc. (b)	109,000	7,865,440
		26,493,008
TOTAL PROFESSIONAL SERVICES		94,872,766
Software - 11.2%
Application Software - 6.1%
Adobe, Inc. (a)	51,400	28,798,392
Confluent, Inc. (a)(b)	501,000	16,968,870
Intuit, Inc.	90,756	60,161,245
Samsara, Inc. (a)(b)	595,100	20,560,705
		126,489,212
Systems Software - 5.1%
Microsoft Corp.	137,000	56,668,680
Oracle Corp.	155,000	17,310,400
UiPath, Inc. Class A (a)(b)	1,323,900	31,442,625
		105,421,705
TOTAL SOFTWARE		231,910,917
TOTAL COMMON STOCKS (Cost $926,083,472)		2,068,904,530

Money Market Funds - 21.7%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (c)	2,207,507	2,207,948
Fidelity Securities Lending Cash Central Fund 5.39% (c)(d)	447,377,352	447,422,090
TOTAL MONEY MARKET FUNDS (Cost $449,630,038)		449,630,038

TOTAL INVESTMENT IN SECURITIES - 121.6% (Cost $1,375,713,510)	2,518,534,568
NET OTHER ASSETS (LIABILITIES) - (21.6)%	(447,238,159)
NET ASSETS - 100.0%	2,071,296,409

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	1,121,615	251,545,604	250,459,271	185,257	-	-	2,207,948	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	548,084,985	1,989,296,023	2,089,958,918	199,678	-	-	447,422,090	1.4%
Total	549,206,600	2,240,841,627	2,340,418,189	384,935	-	-	449,630,038

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	2,068,904,530	2,068,904,530	-	-

Money Market Funds	449,630,038	449,630,038	-	-
Total Investments in Securities:	2,518,534,568	2,518,534,568	-	-
Enterprise Technology Services Portfolio
Financial Statements
Statement of Assets and Liabilities
		February 29, 2024

Assets
Investment in securities, at value (including securities loaned of $434,083,659) - See accompanying schedule:
Unaffiliated issuers (cost $926,083,472)	$2,068,904,530
Fidelity Central Funds (cost $449,630,038)	449,630,038

Total Investment in Securities (cost $1,375,713,510)		$2,518,534,568
Receivable for investments sold		3,117,190
Receivable for fund shares sold		224,306
Dividends receivable		1,563,892
Distributions receivable from Fidelity Central Funds		33,658
Prepaid expenses		4,223
Other receivables		24,154
Total assets		2,523,501,991
Liabilities
Payable for investments purchased	$2,094,730
Payable for fund shares redeemed	1,436,574
Accrued management fee	893,998
Other affiliated payables	335,678
Other payables and accrued expenses	38,602
Collateral on securities loaned	447,406,000
Total Liabilities		452,205,582
Net Assets		$2,071,296,409
Net Assets consist of:
Paid in capital		$816,539,603
Total accumulated earnings (loss)		1,254,756,806
Net Assets		$2,071,296,409
Net Asset Value, offering price and redemption price per share ($2,071,296,409 ÷ 30,980,667 shares)		$66.86
Statement of Operations
		Year ended February 29, 2024
Investment Income
Dividends		$14,246,647
Income from Fidelity Central Funds (including $199,678 from security lending)		384,935
Total Income		14,631,582
Expenses
Management fee	$10,445,050
Transfer agent fees	3,434,220
Accounting fees	535,613
Custodian fees and expenses	32,184
Independent trustees' fees and expenses	13,081
Registration fees	24,468
Audit	44,748
Legal	7,157
Interest	22,046
Miscellaneous	53,856
Total expenses before reductions	14,612,423
Expense reductions	(148,533)
Total expenses after reductions		14,463,890
Net Investment income (loss)		167,692
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	210,708,413
Foreign currency transactions	58
Total net realized gain (loss)		210,708,471
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	247,638,755
Assets and liabilities in foreign currencies	(56)
Total change in net unrealized appreciation (depreciation)		247,638,699
Net gain (loss)		458,347,170
Net increase (decrease) in net assets resulting from operations		$458,514,862
Statement of Changes in Net Assets

	Year ended February 29, 2024	Year ended February 28, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$167,692	$659,594
Net realized gain (loss)	210,708,471	1,424,399
Change in net unrealized appreciation (depreciation)	247,638,699	(348,839,323)
Net increase (decrease) in net assets resulting from operations	458,514,862	(346,755,330)
Distributions to shareholders	(74,933,727)	(302,562,844)

Share transactions
Proceeds from sales of shares	55,557,176	102,221,072
Reinvestment of distributions	69,939,298	284,601,905
Cost of shares redeemed	(524,249,094)	(524,875,862)

Net increase (decrease) in net assets resulting from share transactions	(398,752,620)	(138,052,885)
Total increase (decrease) in net assets	(15,171,485)	(787,371,059)

Net Assets
Beginning of period	2,086,467,894	2,873,838,953
End of period	$2,071,296,409	$2,086,467,894

Other Information
Shares
Sold	936,909	1,767,664
Issued in reinvestment of distributions	1,127,919	4,611,673
Redeemed	(8,907,818)	(9,454,797)
Net increase (decrease)	(6,842,990)	(3,075,460)

Financial Highlights
Enterprise Technology Services Portfolio

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$55.16	$70.27	$93.94	$73.62	$64.96
Income from Investment Operations
Net investment income (loss) B,C	- D	.02	(.27)	(.09)	.03
Net realized and unrealized gain (loss)	14.08	(7.56)	(10.44)	25.34	10.36
Total from investment operations	14.08	(7.54)	(10.71)	25.25	10.39
Distributions from net investment income	- D	(.01)	-	(.01)	(.03)
Distributions from net realized gain	(2.37)	(7.55)	(12.96)	(4.93)	(1.70)
Total distributions	(2.38) E	(7.57) E	(12.96)	(4.93) E	(1.73)
Net asset value, end of period	$66.86	$55.16	$70.27	$93.94	$73.62
Total Return F	25.85%	(11.88)%	(13.31)%	34.67%	15.99%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.73%	.73%	.70%	.72%	.73%
Expenses net of fee waivers, if any	.72%	.73%	.70%	.72%	.73%
Expenses net of all reductions	.72%	.73%	.70%	.72%	.73%
Net investment income (loss)	.01%	.03%	(.29)%	(.11)%	.04%
Supplemental Data
Net assets, end of period (000 omitted)	$2,071,296	$2,086,468	$2,873,839	$4,135,311	$4,099,114
Portfolio turnover rate I	35%	43%	41%	31%	24%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DAmount represents less than $.005 per share.

ETotal distributions per share do not sum due to rounding.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Semiconductors Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 29, 2024	Past 1 year	Past 5 years	Past 10 years
Semiconductors Portfolio	69.34%	34.49%	26.92%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Semiconductors Portfolio on February 28, 2014.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Semiconductors Portfolio
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 30.45% for the 12 months ending February 29, 2024, according to the S&P 500® index, as robust earnings, a slowing in the pace of inflation and resilient late-cycle expansion of the U.S. economy aided risk assets. The index ended February at a record high. Notably, the rally has been driven by a narrow set of firms in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. This is mostly reflected in semiconductor-related stocks (+113%) and media & entertainment (+68%) names. A likely shift in monetary policy also provided a boost. Aggressive rate hikes by the U.S. Federal Reserve continued until late July, when the Fed decided to pause a series of increases that began in March 2022 at a 22-year high while it observed the effect on inflation and the economy. Following the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline and gained 14.09% through year-end and added 1.68% in January and 5.34% in February. By sector for the full 12 months, information technology (+61%) and communication services (+58%) were standouts, with AI a major tailwind. In sharp contrast, the defensive-oriented utilities sector (-1%) fared worst. Other notable laggards included real estate (+7%) and consumer staples (+8%), each also considered defensive, and energy (+6%).
Comments from Portfolio Manager Adam Benjamin:
For the fiscal year ending February 29, 2024, the fund gained 69.34%, versus 82.80% for the MSCI U.S. IMI Semiconductors & Semiconductor Equipment 25/50 Index and 30.45% for the broad-based S&P 500® index. Relative to the industry index, security selection was the primary detractor, especially within semiconductors. Security selection in semiconductor materials & equipment also hurt. Lastly, the fund's modest position in cash, at about 2% of fund assets, on average, was a notable detractor in a strong market. The fund's sizable non-index stake in GlobalFoundries returned about -16% and was the largest individual relative detractor. GlobalFoundries was one of the fund's largest holdings, and this period we increased our position in the stock. A second notable relative detractor was a large overweight in onsemi (+2%), and the stock was among our biggest holdings. A large overweight in NXP Semiconductors (+42%) also hurt, given the stock's underperformance versus the industry index. NXP Semiconductors was among the fund's largest holdings. In contrast, the biggest contributor to performance versus the industry index was an underweight in semiconductor materials & equipment. The top individual relative contributor was an underweight in Texas Instruments (+1%). This period we decreased our investment in Texas Instruments. The second-largest relative contributor was an underweight in Analog Devices (+6%). Analog Devices was not held at period end. An overweight in Nvidia (+241%) also contributed. We reduced the position, but Nvidia was the fund's top holding by far at period end. Notable changes in positioning include a higher allocation to semiconductor materials & equipment and a lower allocation to semiconductors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Semiconductors Portfolio
Investment Summary February 29, 2024 (Unaudited)
Top Holdings (% of Fund's net assets)

NVIDIA Corp.	24.1
NXP Semiconductors NV	7.7
ON Semiconductor Corp.	7.0
Marvell Technology, Inc.	6.4
Micron Technology, Inc.	4.9
ASML Holding NV (depository receipt)	4.9
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	4.8
GlobalFoundries, Inc.	4.7
Broadcom, Inc.	4.6
Lam Research Corp.	4.2
73.3

Industries (% of Fund's net assets)

Semiconductors & Semiconductor Equipment	93.6
Technology Hardware, Storage & Peripherals	0.2
Electronic Equipment, Instruments & Components	0.0
Financial Services	0.0
Metals & Mining	0.0

Percentages shown as 0.0% may reflect amounts less than 0.05%.
Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Semiconductors Portfolio
Schedule of Investments February 29, 2024
Showing Percentage of Net Assets
Common Stocks - 93.5%
	Shares	Value ($)
Electronic Equipment, Instruments & Components - 0.0%
Electronic Equipment & Instruments - 0.0%
Aeva Technologies, Inc. (a)	1,097,800	1,108,778
Semiconductors & Semiconductor Equipment - 93.4%
Semiconductor Materials & Equipment - 13.5%
ASML Holding NV (depository receipt)	803,000	764,199,040
KLA Corp.	90,600	61,816,380
Lam Research Corp.	709,173	665,381,567
Nova Ltd. (a)(b)	1,208,128	209,549,802
Teradyne, Inc. (b)	4,132,722	428,108,672
		2,129,055,461
Semiconductors - 79.9%
Advanced Micro Devices, Inc. (a)	2,965,218	570,893,422
Allegro MicroSystems LLC (a)(b)	4,860,700	153,063,443
Alpha & Omega Semiconductor Ltd. (a)	513,296	11,241,182
Arm Holdings Ltd. ADR	337,800	47,643,312
Broadcom, Inc.	556,427	723,627,749
Cirrus Logic, Inc. (a)	498,879	45,807,070
GlobalFoundries, Inc. (a)(b)	13,538,287	740,138,150
Impinj, Inc. (a)(b)(c)	1,887,188	206,118,673
Lattice Semiconductor Corp. (a)	2,227,957	170,683,786
MACOM Technology Solutions Holdings, Inc. (a)	2,294,564	202,678,838
Marvell Technology, Inc.	13,983,508	1,002,058,183
Microchip Technology, Inc.	5,327,861	448,286,225
Micron Technology, Inc.	8,470,300	767,493,883
Monolithic Power Systems, Inc.	566,461	407,874,578
NVIDIA Corp.	4,782,568	3,783,585,197
NXP Semiconductors NV	4,841,214	1,208,996,372
ON Semiconductor Corp. (a)	13,918,188	1,098,423,397
Silicon Motion Tech Corp. sponsored ADR	286,700	20,295,493
Synaptics, Inc. (a)	1,437,349	143,878,635
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	5,918,382	761,518,212
Texas Instruments, Inc.	187,000	31,290,710
Wolfspeed, Inc. (a)	418,400	10,886,768
		12,556,483,278
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		14,685,538,739
Technology Hardware, Storage & Peripherals - 0.1%
Technology Hardware, Storage & Peripherals - 0.1%
Western Digital Corp. (a)	249,306	14,826,228
TOTAL COMMON STOCKS (Cost $7,551,371,274)		14,701,473,745

Convertible Preferred Stocks - 0.3%
	Shares	Value ($)
Electronic Equipment, Instruments & Components - 0.0%
Electronic Components - 0.0%
Menlo Micro, Inc. Series C (a)(d)(e)	739,500	517,650
Financial Services - 0.0%
Diversified Financial Services - 0.0%
Akeana Series C (d)(e)	85,500	1,087,560
Tenstorrent Holdings, Inc. Series C1 (d)(e)	17,041	1,031,833
		2,119,393
Metals & Mining - 0.0%
Precious Metals & Minerals - 0.0%
Diamond Foundry, Inc. Series C (a)(d)(e)	189,999	4,757,575
Semiconductors & Semiconductor Equipment - 0.2%
Semiconductor Materials & Equipment - 0.1%
Astera Labs, Inc.:
Series A (a)(d)(e)	134,524	2,854,599
Series B (a)(d)(e)	22,905	486,044
Series C (a)(d)(e)	92,900	1,971,338
Series D (a)(d)(e)	546,379	11,594,162
		16,906,143
Semiconductors - 0.1%
Alif Semiconductor Series C (a)(d)(e)	444,283	8,463,591
Retym, Inc. Series C (d)(e)	458,946	3,841,378
SiMa.ai:
Series B (a)(d)(e)	309,900	2,110,419
Series B1 (a)(d)(e)	163,147	1,270,915
		15,686,303
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		32,592,446
Technology Hardware, Storage & Peripherals - 0.1%
Technology Hardware, Storage & Peripherals - 0.1%
Lightmatter, Inc.:
Series C (d)(e)	271,273	5,921,890
Series C2 (d)(e)	42,610	1,103,599
		7,025,489
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $43,491,608)		47,012,553

Preferred Securities - 0.0%
	Principal Amount (f)	Value ($)
Financial Services - 0.0%
Diversified Financial Services - 0.0%
Tenstorrent Holdings, Inc. 5% 11/6/25 (d)(e) (Cost $551,929)	551,929	603,409

Money Market Funds - 8.0%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (g)	920,251,829	920,435,879
Fidelity Securities Lending Cash Central Fund 5.39% (g)(h)	342,879,312	342,913,600
TOTAL MONEY MARKET FUNDS (Cost $1,263,349,479)		1,263,349,479

TOTAL INVESTMENT IN SECURITIES - 101.8% (Cost $8,858,764,290)	16,012,439,186
NET OTHER ASSETS (LIABILITIES) - (1.8)%	(286,222,281)
NET ASSETS - 100.0%	15,726,216,905

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)	Affiliated company
(d)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $47,615,962 or 0.3% of net assets.

(e)	Level 3 security
(f)	Amount is stated in United States dollars unless otherwise noted.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Akeana Series C	1/23/24	1,091,048

Alif Semiconductor Series C	3/08/22	9,018,296

Astera Labs, Inc. Series A	5/17/22	2,736,094

Astera Labs, Inc. Series B	5/17/22	465,865

Astera Labs, Inc. Series C	8/24/21	624,622

Astera Labs, Inc. Series D	5/17/22 - 5/27/22	11,112,812

Diamond Foundry, Inc. Series C	3/15/21	4,559,976

Lightmatter, Inc. Series C	5/19/23	4,464,286

Lightmatter, Inc. Series C2	12/18/23	1,107,937

Menlo Micro, Inc. Series C	2/09/22	980,207

Retym, Inc. Series C	5/17/23 - 6/20/23	3,571,426

SiMa.ai Series B	5/10/21	1,588,981

SiMa.ai Series B1	4/25/22 - 10/17/22	1,156,859

Tenstorrent Holdings, Inc. Series C1	4/23/21	1,013,198

Tenstorrent Holdings, Inc. 5% 11/6/25	11/06/23	551,929

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	91,823,488	3,907,230,526	3,078,618,135	11,318,536	-	-	920,435,879	1.7%
Fidelity Securities Lending Cash Central Fund 5.39%	119,203,612	2,499,255,347	2,275,545,359	2,435,554	-	-	342,913,600	1.1%
Total	211,027,100	6,406,485,873	5,354,163,494	13,754,090	-	-	1,263,349,479

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable. A dash in the Value end of period ($) column means either the issuer is no longer held at period end, or the issuer is held at period end but is no longer an affiliate.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Impinj, Inc.	8,895,752	177,017,151	-	-	-	20,205,770	206,118,673
Total	8,895,752	177,017,151	-	-	-	20,205,770	206,118,673

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	14,701,473,745	14,701,473,745	-	-

Convertible Preferred Stocks	47,012,553	-	-	47,012,553

Preferred Securities	603,409	-	-	603,409

Money Market Funds	1,263,349,479	1,263,349,479	-	-
Total Investments in Securities:	16,012,439,186	15,964,823,224	-	47,615,962
Semiconductors Portfolio
Financial Statements
Statement of Assets and Liabilities
		February 29, 2024

Assets
Investment in securities, at value (including securities loaned of $348,826,209) - See accompanying schedule:
Unaffiliated issuers (cost $7,409,960,713)	$14,542,971,034
Fidelity Central Funds (cost $1,263,349,479)	1,263,349,479
Other affiliated issuers (cost $185,454,098)	206,118,673

Total Investment in Securities (cost $8,858,764,290)		$16,012,439,186
Receivable for investments sold		956,244,794
Receivable for fund shares sold		26,632,548
Dividends receivable		3,043,080
Distributions receivable from Fidelity Central Funds		1,721,850
Prepaid expenses		11,705
Other receivables		235,152
Total assets		17,000,328,315
Liabilities
Payable for investments purchased	$154,016,686
Payable for fund shares redeemed	768,761,214
Accrued management fee	6,372,071
Other affiliated payables	1,772,737
Other payables and accrued expenses	275,102
Collateral on securities loaned	342,913,600
Total Liabilities		1,274,111,410
Net Assets		$15,726,216,905
Net Assets consist of:
Paid in capital		$8,629,883,135
Total accumulated earnings (loss)		7,096,333,770
Net Assets		$15,726,216,905
Net Asset Value, offering price and redemption price per share ($15,726,216,905 ÷ 536,789,143 shares)		$29.30
Statement of Operations
		Year ended February 29, 2024
Investment Income
Dividends		$62,806,687
Income from Fidelity Central Funds (including $2,435,554 from security lending)		13,754,090
Total Income		76,560,777
Expenses
Management fee	$55,970,032
Transfer agent fees	14,863,682
Accounting fees	1,217,810
Custodian fees and expenses	47,263
Independent trustees' fees and expenses	58,601
Registration fees	401,769
Audit	41,701
Legal	5,189
Interest	48,709
Miscellaneous	45,097
Total expenses before reductions	72,699,853
Expense reductions	(771,984)
Total expenses after reductions		71,927,869
Net Investment income (loss)		4,632,908
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	848,150,087
Redemptions in-kind	739,916,327
Foreign currency transactions	337
Total net realized gain (loss)		1,588,066,751
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	4,277,865,655
Affiliated issuers	20,205,770
Assets and liabilities in foreign currencies	(101)
Total change in net unrealized appreciation (depreciation)		4,298,071,324
Net gain (loss)		5,886,138,075
Net increase (decrease) in net assets resulting from operations		$5,890,770,983
Statement of Changes in Net Assets

	Year ended February 29, 2024	Year ended February 28, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,632,908	$11,921,903
Net realized gain (loss)	1,588,066,751	102,226,545
Change in net unrealized appreciation (depreciation)	4,298,071,324	(478,501,687)
Net increase (decrease) in net assets resulting from operations	5,890,770,983	(364,353,239)
Distributions to shareholders	(818,861,039)	(401,716,905)

Share transactions
Proceeds from sales of shares	5,210,253,621	1,289,524,725
Reinvestment of distributions	757,212,266	378,004,092
Cost of shares redeemed	(3,077,611,474)	(1,563,929,144)

Net increase (decrease) in net assets resulting from share transactions	2,889,854,413	103,599,673
Total increase (decrease) in net assets	7,961,764,357	(662,470,471)

Net Assets
Beginning of period	7,764,452,548	8,426,923,019
End of period	$15,726,216,905	$7,764,452,548

Other Information
Shares
Sold	214,100,253	74,773,935
Issued in reinvestment of distributions	31,650,582	22,013,643
Redeemed	(127,112,760)	(95,214,839)
Net increase (decrease)	118,638,075	1,572,739

Financial Highlights
Semiconductors Portfolio

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$18.57	$20.23	$17.59	$11.47	$9.41
Income from Investment Operations
Net investment income (loss) B,C	.01	.03	.01	.07	.09
Net realized and unrealized gain (loss)	12.47	(.71)	4.30	7.37	2.39
Total from investment operations	12.48	(.68)	4.31	7.44	2.48
Distributions from net investment income	(.02)	(.03)	(.01)	(.08)	(.10)
Distributions from net realized gain	(1.72)	(.95)	(1.66)	(1.24)	(.33)
Total distributions	(1.75) D	(.98)	(1.67)	(1.32)	(.42) D
Net asset value, end of period	$29.30	$18.57	$20.23	$17.59	$11.47
Total Return E	69.34%	(2.91)%	24.57%	70.47%	26.01%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.68%	.69%	.68%	.70%	.72%
Expenses net of fee waivers, if any	.67%	.69%	.67%	.70%	.72%
Expenses net of all reductions	.67%	.69%	.67%	.69%	.71%
Net investment income (loss)	.04%	.17%	.03%	.53%	.85%
Supplemental Data
Net assets, end of period (000 omitted)	$15,726,217	$7,764,453	$8,426,923	$5,717,786	$3,778,557
Portfolio turnover rate H	32% I	35%	33%	87%	114%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Software and IT Services Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 29, 2024	Past 1 year	Past 5 years	Past 10 years
Software and IT Services Portfolio	49.47%	18.64%	17.24%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Software and IT Services Portfolio on February 28, 2014.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Software and IT Services Portfolio
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 30.45% for the 12 months ending February 29, 2024, according to the S&P 500® index, as robust earnings, a slowing in the pace of inflation and resilient late-cycle expansion of the U.S. economy aided risk assets. The index ended February at a record high. Notably, the rally has been driven by a narrow set of firms in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. This is mostly reflected in semiconductor-related stocks (+113%) and media & entertainment (+68%) names. A likely shift in monetary policy also provided a boost. Aggressive rate hikes by the U.S. Federal Reserve continued until late July, when the Fed decided to pause a series of increases that began in March 2022 at a 22-year high while it observed the effect on inflation and the economy. Following the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline and gained 14.09% through year-end and added 1.68% in January and 5.34% in February. By sector for the full 12 months, information technology (+61%) and communication services (+58%) were standouts, with AI a major tailwind. In sharp contrast, the defensive-oriented utilities sector (-1%) fared worst. Other notable laggards included real estate (+7%) and consumer staples (+8%), each also considered defensive, and energy (+6%).
Comments from Portfolio Manager Ali Khan:
For the fiscal year ending February 29, 2024, the fund gained 49.47%, versus 46.36% for the MSCI U.S. IMI Software & Services 25/50 Index and 30.45% for the broad-based S&P 500® index. Relative to the industry index, security selection was the primary contributor, led by internet services & infrastructure. Stock selection in transaction & payment processing services also helped. Stock picks in application software and picks in interactive media & services also boosted the fund's relative performance. The top individual relative contributor was an overweight in Salesforce (+89%). Salesforce was among our biggest holdings. A non-index stake in Meta Platforms gained about 180% and was the second-largest relative contributor. This period we decreased our investment in Meta Platforms. An overweight in Elastic (+126%) also helped. In contrast, the primary detractor from performance versus the industry index was an underweight in application software. An overweight in internet services & infrastructure also hampered the fund's result. Also detracting from our result was stock picking in IT consulting & other services. Lastly, the fund's position in cash detracted in an up market. The biggest individual relative detractor this period was avoiding ServiceNow, an index component that gained approximately 78%. Not owning Microstrategy, an index component that gained 290%, was the second-largest relative detractor. Another notable relative detractor this period was avoiding Palantir Technologies, an index component that gained 220%. Notable changes in positioning include decreased exposure to the transaction & payment processing services industry and a higher allocation to application software.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Software and IT Services Portfolio
Investment Summary February 29, 2024 (Unaudited)
Top Holdings (% of Fund's net assets)

Microsoft Corp.	24.6
Salesforce, Inc.	7.3
Adobe, Inc.	6.7
Workday, Inc. Class A	2.7
Alphabet, Inc. Class A	2.6
Autodesk, Inc.	2.6
Palo Alto Networks, Inc.	2.3
Oracle Corp.	2.1
HubSpot, Inc.	2.0
Cognizant Technology Solutions Corp. Class A	1.9
54.8

Industries (% of Fund's net assets)

Software	70.3
IT Services	13.6
Financial Services	6.0
Interactive Media & Services	4.2
Professional Services	1.4
Entertainment	0.5
Health Care Technology	0.2

Software and IT Services Portfolio
Schedule of Investments February 29, 2024
Showing Percentage of Net Assets
Common Stocks - 96.2%
	Shares	Value ($)
Entertainment - 0.5%
Interactive Home Entertainment - 0.5%
Electronic Arts, Inc.	450,700	62,863,636
Financial Services - 6.0%
Transaction & Payment Processing Services - 6.0%
Adyen BV (a)(b)	42,100	66,612,252
Block, Inc. Class A (a)	2,245,200	178,426,044
Fidelity National Information Services, Inc.	242,800	16,799,332
Fiserv, Inc. (a)	55,500	8,284,485
FleetCor Technologies, Inc. (a)	53,800	15,024,726
MasterCard, Inc. Class A	298,000	141,478,480
PayPal Holdings, Inc. (a)	383,300	23,128,322
Toast, Inc. (a)(c)	6,434,896	148,002,608
Visa, Inc. Class A	491,720	138,979,741
		736,735,990
Health Care Technology - 0.2%
Health Care Technology - 0.2%
Doximity, Inc. (a)	684,700	19,329,081
Interactive Media & Services - 4.2%
Interactive Media & Services - 4.2%
Alphabet, Inc. Class A (a)	2,314,900	320,521,054
Meta Platforms, Inc. Class A	168,700	82,684,931
Zoominfo Technologies, Inc. (a)	7,318,036	122,650,283
		525,856,268
IT Services - 13.6%
Internet Services & Infrastructure - 7.6%
Cloudflare, Inc. (a)	1,450,049	142,887,828
MongoDB, Inc. Class A (a)	448,300	200,650,114
Okta, Inc. (a)	1,946,491	208,858,484
Snowflake, Inc. (a)	1,190,600	224,166,168
Twilio, Inc. Class A (a)	2,746,829	163,683,540
		940,246,134
IT Consulting & Other Services - 6.0%
Accenture PLC Class A	418,800	156,957,864
Capgemini SA	723,900	176,084,236
Cognizant Technology Solutions Corp. Class A	3,035,600	239,873,112
EPAM Systems, Inc. (a)	551,325	167,823,330
		740,738,542
TOTAL IT SERVICES		1,680,984,676
Professional Services - 1.4%
Data Processing & Outsourced Services - 0.6%
ExlService Holdings, Inc. (a)	2,246,200	69,901,744
Human Resource & Employment Services - 0.8%
Dayforce, Inc. (a)(c)	914,842	63,819,378
Paycom Software, Inc.	213,700	38,976,743
		102,796,121
TOTAL PROFESSIONAL SERVICES		172,697,865
Software - 70.3%
Application Software - 38.0%
Adobe, Inc. (a)	1,471,100	824,227,908
Amplitude, Inc. (a)	5,597,042	66,380,918
Atlassian Corp. PLC (a)	1,030,850	213,818,907
Autodesk, Inc. (a)	1,229,600	317,445,832
Bill Holdings, Inc. (a)	2,211,900	140,079,627
BlackLine, Inc. (a)	2,444,100	138,653,793
Confluent, Inc. (a)	5,256,085	178,023,599
Constellation Software, Inc.	24,100	67,095,899
Constellation Software, Inc. warrants 8/22/28 (a)(d)	25,200	2
Datadog, Inc. Class A (a)	1,351,132	177,619,813
Elastic NV (a)	1,199,059	160,446,085
Everbridge, Inc. (a)(e)	2,082,700	58,877,929
Five9, Inc. (a)	2,057,155	125,486,455
HubSpot, Inc. (a)	390,400	241,583,424
Intuit, Inc.	317,658	210,572,312
PTC, Inc. (a)	901,489	164,981,502
RingCentral, Inc. (a)	2,042,400	68,257,008
Salesforce, Inc.	2,917,184	900,884,763
Unity Software, Inc. (a)(c)	4,682,285	137,284,596
Workday, Inc. Class A (a)	1,142,400	336,619,584
Workiva, Inc. (a)	1,668,978	143,732,385
Zoom Video Communications, Inc. Class A (a)	520,600	36,822,038
		4,708,894,379
Systems Software - 32.3%
Crowdstrike Holdings, Inc. (a)	327,586	106,187,002
Gen Digital, Inc.	7,198,718	154,700,450
Microsoft Corp.	7,377,502	3,051,629,928
Oracle Corp.	2,340,827	261,423,559
Palo Alto Networks, Inc. (a)	920,200	285,768,110
Tenable Holdings, Inc. (a)	3,078,428	148,257,092
		4,007,966,141
TOTAL SOFTWARE		8,716,860,520
TOTAL COMMON STOCKS (Cost $5,203,739,852)		11,915,328,036

Money Market Funds - 5.0%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (f)	480,076,944	480,172,960
Fidelity Securities Lending Cash Central Fund 5.39% (f)(g)	143,204,255	143,218,575
TOTAL MONEY MARKET FUNDS (Cost $623,391,535)		623,391,535

TOTAL INVESTMENT IN SECURITIES - 101.2% (Cost $5,827,131,387)	12,538,719,571
NET OTHER ASSETS (LIABILITIES) - (1.2)%	(143,705,235)
NET ASSETS - 100.0%	12,395,014,336

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $66,612,252 or 0.5% of net assets.

(c)	Security or a portion of the security is on loan at period end.
(d)	Level 3 security
(e)	Affiliated company
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	182,356,223	1,882,229,128	1,584,412,391	18,381,946	-	-	480,172,960	0.9%
Fidelity Securities Lending Cash Central Fund 5.39%	102,925	307,820,483	164,704,833	14,086	-	-	143,218,575	0.5%
Total	182,459,148	2,190,049,611	1,749,117,224	18,396,032	-	-	623,391,535

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable. A dash in the Value end of period ($) column means either the issuer is no longer held at period end, or the issuer is held at period end but is no longer an affiliate.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Everbridge, Inc.	15,457,640	38,010,588	-	-	-	5,409,701	58,877,929
Total	15,457,640	38,010,588	-	-	-	5,409,701	58,877,929

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	11,915,328,036	11,672,631,546	242,696,488	2

Money Market Funds	623,391,535	623,391,535	-	-
Total Investments in Securities:	12,538,719,571	12,296,023,081	242,696,488	2
Software and IT Services Portfolio
Financial Statements
Statement of Assets and Liabilities
		February 29, 2024

Assets
Investment in securities, at value (including securities loaned of $140,212,612) - See accompanying schedule:
Unaffiliated issuers (cost $5,122,236,425)	$11,856,450,107
Fidelity Central Funds (cost $623,391,535)	623,391,535
Other affiliated issuers (cost $81,503,427)	58,877,929

Total Investment in Securities (cost $5,827,131,387)		$12,538,719,571
Receivable for investments sold		12,304,686
Receivable for fund shares sold		3,042,700
Dividends receivable		6,888,001
Distributions receivable from Fidelity Central Funds		2,123,792
Prepaid expenses		13,891
Other receivables		524,447
Total assets		12,563,617,088
Liabilities
Payable for investments purchased	$11,693,496
Payable for fund shares redeemed	6,302,422
Accrued management fee	5,372,322
Other affiliated payables	1,566,755
Other payables and accrued expenses	449,182
Collateral on securities loaned	143,218,575
Total Liabilities		168,602,752
Net Assets		$12,395,014,336
Net Assets consist of:
Paid in capital		$5,471,979,524
Total accumulated earnings (loss)		6,923,034,812
Net Assets		$12,395,014,336
Net Asset Value, offering price and redemption price per share ($12,395,014,336 ÷ 424,998,829 shares)		$29.16
Statement of Operations
		Year ended February 29, 2024
Investment Income
Dividends		$50,478,514
Income from Fidelity Central Funds (including $14,086 from security lending)		18,396,032
Total Income		68,874,546
Expenses
Management fee	$54,781,767
Transfer agent fees	15,007,953
Accounting fees	1,206,716
Custodian fees and expenses	63,742
Independent trustees' fees and expenses	62,485
Registration fees	99,127
Audit	55,206
Legal	6,752
Miscellaneous	51,931
Total expenses before reductions	71,335,679
Expense reductions	(785,517)
Total expenses after reductions		70,550,162
Net Investment income (loss)		(1,675,616)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	1,115,919,385
Foreign currency transactions	(6,780)
Total net realized gain (loss)		1,115,912,605
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	3,060,515,684
Affiliated issuers	5,409,701
Assets and liabilities in foreign currencies	62
Total change in net unrealized appreciation (depreciation)		3,065,925,447
Net gain (loss)		4,181,838,052
Net increase (decrease) in net assets resulting from operations		$4,180,162,436
Statement of Changes in Net Assets

	Year ended February 29, 2024	Year ended February 28, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(1,675,616)	$(1,210,231)
Net realized gain (loss)	1,115,912,605	381,731,719
Change in net unrealized appreciation (depreciation)	3,065,925,447	(1,924,482,707)
Net increase (decrease) in net assets resulting from operations	4,180,162,436	(1,543,961,219)
Distributions to shareholders	(853,130,530)	(738,727,367)

Share transactions
Proceeds from sales of shares	1,044,476,423	474,830,990
Reinvestment of distributions	789,532,155	691,638,248
Cost of shares redeemed	(1,441,065,490)	(1,477,032,652)

Net increase (decrease) in net assets resulting from share transactions	392,943,088	(310,563,414)
Total increase (decrease) in net assets	3,719,974,994	(2,593,252,000)

Net Assets
Beginning of period	8,675,039,342	11,268,291,342
End of period	$12,395,014,336	$8,675,039,342

Other Information
Shares
Sold	39,764,499	21,172,412
Issued in reinvestment of distributions	28,583,318	30,858,073
Redeemed	(56,149,399)	(67,265,870)
Net increase (decrease)	12,198,418	(15,235,385)

Financial Highlights
Software and IT Services Portfolio

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$21.02	$26.33	$27.31	$19.90	$18.71
Income from Investment Operations
Net investment income (loss) B,C	- D	- D	(.05)	(.03)	.19 E
Net realized and unrealized gain (loss)	10.28	(3.53)	1.03	8.82	3.52
Total from investment operations	10.28	(3.53)	.98	8.79	3.71
Distributions from net investment income	-	-	-	(.15)	(.05)
Distributions from net realized gain	(2.14)	(1.78)	(1.96)	(1.23)	(2.47)
Total distributions	(2.14)	(1.78)	(1.96)	(1.38)	(2.52)
Net asset value, end of period	$29.16	$21.02	$26.33	$27.31	$19.90
Total Return F	49.47%	(13.67)%	2.98%	45.80%	21.33%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.68%	.69%	.67%	.70%	.70%
Expenses net of fee waivers, if any	.67%	.69%	.67%	.70%	.70%
Expenses net of all reductions	.67%	.69%	.67%	.69%	.70%
Net investment income (loss)	(.02)%	(.01)%	(.17)%	(.11)%	.98% E
Supplemental Data
Net assets, end of period (000 omitted)	$12,395,014	$8,675,039	$11,268,291	$11,894,544	$8,031,911
Portfolio turnover rate I	31%	4%	10%	22%	23%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DAmount represents less than $.005 per share.

ENet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.15 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .22%.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Tech Hardware Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 29, 2024	Past 1 year	Past 5 years	Past 10 years
Tech Hardware Portfolio	31.23%	17.85%	13.64%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Tech Hardware Portfolio on February 28, 2014.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Tech Hardware Portfolio
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 30.45% for the 12 months ending February 29, 2024, according to the S&P 500® index, as robust earnings, a slowing in the pace of inflation and resilient late-cycle expansion of the U.S. economy aided risk assets. The index ended February at a record high. Notably, the rally has been driven by a narrow set of firms in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. This is mostly reflected in semiconductor-related stocks (+113%) and media & entertainment (+68%) names. A likely shift in monetary policy also provided a boost. Aggressive rate hikes by the U.S. Federal Reserve continued until late July, when the Fed decided to pause a series of increases that began in March 2022 at a 22-year high while it observed the effect on inflation and the economy. Following the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline and gained 14.09% through year-end and added 1.68% in January and 5.34% in February. By sector for the full 12 months, information technology (+61%) and communication services (+58%) were standouts, with AI a major tailwind. In sharp contrast, the defensive-oriented utilities sector (-1%) fared worst. Other notable laggards included real estate (+7%) and consumer staples (+8%), each also considered defensive, and energy (+6%).
Comments from Co-Managers Aidan Brandt and Elliot Mattingly:
For the fiscal year ending February 29, 2024, the fund gained 31.23%, versus 27.73% for the FactSet Hardware Technology Linked Index and 30.45% for the broad-based S&P 500® index. Relative to the industry index, security selection was the primary contributor, especially among communications equipment stocks. Picks in the electrical components & equipment category also helped. Investment choices in semiconductors was another plus in terms of the portfolio's relative result, as was outsized exposure to systems software firms. The top individual relative contributor was an overweight in Dell Technologies (+141%), one of the fund's biggest holdings. A non-index stake in Vertiv Holdings (+165%), a position we established this period, also proved advantageous from a relative return standpoint. A larger-than-index holding in Arista Networks (+99%) also helped. The stock was among the fund's largest holdings. In contrast, the primary detractor from performance versus the industry index was stock selection among systems software companies. An underweight in the interactive home entertainment group also hampered the portfolio's relative result. Security selection among electronic equipment & instruments stocks hurt as well. The biggest individual relative detractor was an underweight in Super Micro Computer (+784%), though we did establish a position in the company the past 12 months. Outsized exposure to Extreme Networks (-57%), another stake we established this period, further weighed on performance. A non-index holding in Fortinet returned -15% and was a relative detractor as well, although the stock was no longer held at period end. Notable changes in positioning include increased exposure to the semiconductors category and a lower allocation to consumer electronics stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Tech Hardware Portfolio
Investment Summary February 29, 2024 (Unaudited)
Top Holdings (% of Fund's net assets)

Samsung Electronics Co. Ltd.	11.6
Cisco Systems, Inc.	9.0
Apple, Inc.	8.5
Sony Group Corp.	6.3
Arista Networks, Inc.	6.1
Dell Technologies, Inc.	4.9
CDW Corp.	4.9
Motorola Solutions, Inc.	4.9
Palo Alto Networks, Inc.	4.8
FUJIFILM Holdings Corp.	4.7
65.7

Industries (% of Fund's net assets)

Technology Hardware, Storage & Peripherals	41.6
Communications Equipment	23.3
Electronic Equipment, Instruments & Components	8.5
Software	7.6
Household Durables	6.8
Semiconductors & Semiconductor Equipment	6.1
Entertainment	1.9
Interactive Media & Services	1.8
Electrical Equipment	1.3

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Tech Hardware Portfolio
Schedule of Investments February 29, 2024
Showing Percentage of Net Assets
Common Stocks - 98.8%
	Shares	Value ($)
Communications Equipment - 23.3%
Communications Equipment - 23.3%
Arista Networks, Inc. (a)	203,259	56,412,503
Aviat Networks, Inc. (a)	70,190	2,491,043
Ciena Corp. (a)	407,811	23,237,071
Cisco Systems, Inc.	1,718,207	83,109,673
Extreme Networks, Inc. (a)	183,250	2,316,280
Infinera Corp. (a)(b)	636,178	3,193,614
Motorola Solutions, Inc.	136,973	45,254,509
		216,014,693
Electrical Equipment - 1.3%
Electrical Components & Equipment - 1.3%
Vertiv Holdings Co.	173,482	11,730,853
Electronic Equipment, Instruments & Components - 8.4%
Electronic Manufacturing Services - 1.6%
Jabil, Inc.	104,517	15,059,855
Technology Distributors - 6.8%
CDW Corp.	184,567	45,442,241
Insight Enterprises, Inc. (a)	95,315	17,919,220
		63,361,461
TOTAL ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS		78,421,316
Entertainment - 1.9%
Interactive Home Entertainment - 1.9%
Nintendo Co. Ltd.	314,232	17,559,371
Household Durables - 6.8%
Consumer Electronics - 6.8%
Panasonic Holdings Corp.	484,219	4,577,628
Sony Group Corp.	675,090	58,157,781
		62,735,409
Interactive Media & Services - 1.8%
Interactive Media & Services - 1.8%
Meta Platforms, Inc. Class A	33,884	16,607,565
Semiconductors & Semiconductor Equipment - 6.1%
Semiconductors - 6.1%
Marvell Technology, Inc.	80,938	5,800,017
NVIDIA Corp.	16,752	13,252,842
Renesas Electronics Corp.	440,910	7,285,194
Taiwan Semiconductor Manufacturing Co. Ltd.	1,391,160	30,446,633
		56,784,686
Software - 7.6%
Systems Software - 7.6%
Microsoft Corp.	63,637	26,322,809
Palo Alto Networks, Inc. (a)	142,931	44,387,222
		70,710,031
Technology Hardware, Storage & Peripherals - 41.6%
Technology Hardware, Storage & Peripherals - 41.6%
Apple, Inc.	435,823	78,775,007
Dell Technologies, Inc.	484,213	45,835,603
FUJIFILM Holdings Corp.	688,967	43,763,559
Gigabyte Technology Co. Ltd.	909,000	9,908,218
HP, Inc.	354,264	10,036,299
Pure Storage, Inc. Class A (a)	446,297	23,497,537
Samsung Electronics Co. Ltd. (a)	1,949,554	107,155,651
Seagate Technology Holdings PLC	285,963	26,608,857
Super Micro Computer, Inc. (a)	17,826	15,439,455
Wiwynn Corp.	192,210	14,149,610
Xiaomi Corp. Class B (a)(c)	6,068,577	10,246,706
		385,416,502
TOTAL COMMON STOCKS (Cost $574,455,664)		915,980,426

Convertible Preferred Stocks - 0.1%
	Shares	Value ($)
Electronic Equipment, Instruments & Components - 0.1%
Technology Distributors - 0.1%
VAST Data Ltd.:
Series A (d)(e)	5,512	83,341
Series A1 (d)(e)	13,567	205,133
Series A2 (d)(e)	15,607	235,978
Series B (d)(e)	12,418	187,760
Series C (d)(e)	362	5,473
Series E (d)(e)	11,867	179,429
(Cost $783,200)		897,114

Money Market Funds - 0.6%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (f)	1,915,695	1,916,079
Fidelity Securities Lending Cash Central Fund 5.39% (f)(g)	3,339,191	3,339,525
TOTAL MONEY MARKET FUNDS (Cost $5,255,604)		5,255,604

TOTAL INVESTMENT IN SECURITIES - 99.5% (Cost $580,494,468)	922,133,144
NET OTHER ASSETS (LIABILITIES) - 0.5%	5,085,386
NET ASSETS - 100.0%	927,218,530

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $10,246,706 or 1.1% of net assets.

(d)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $897,114 or 0.1% of net assets.

(e)	Level 3 security
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
VAST Data Ltd. Series A	11/28/23	60,632

VAST Data Ltd. Series A1	11/28/23	149,237

VAST Data Ltd. Series A2	11/28/23	171,677

VAST Data Ltd. Series B	11/28/23	136,598

VAST Data Ltd. Series C	11/28/23	3,982

VAST Data Ltd. Series E	11/28/23	261,074

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	1,157,038	103,935,452	103,176,411	153,792	-	-	1,916,079	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	7,106,258	169,118,179	172,884,912	7,541	-	-	3,339,525	0.0%
Total	8,263,296	273,053,631	276,061,323	161,333	-	-	5,255,604

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	915,980,426	797,953,819	118,026,607	-

Convertible Preferred Stocks	897,114	-	-	897,114

Money Market Funds	5,255,604	5,255,604	-	-
Total Investments in Securities:	922,133,144	803,209,423	118,026,607	897,114
Tech Hardware Portfolio
Financial Statements
Statement of Assets and Liabilities
		February 29, 2024

Assets
Investment in securities, at value (including securities loaned of $3,193,222) - See accompanying schedule:
Unaffiliated issuers (cost $575,238,864)	$916,877,540
Fidelity Central Funds (cost $5,255,604)	5,255,604

Total Investment in Securities (cost $580,494,468)		$922,133,144
Foreign currency held at value (cost $8)		8
Receivable for investments sold		50,186,780
Receivable for fund shares sold		170,220
Dividends receivable		1,046,454
Distributions receivable from Fidelity Central Funds		21,379
Prepaid expenses		1,237
Other receivables		176,503
Total assets		973,735,725
Liabilities
Payable for investments purchased	$42,026,949
Payable for fund shares redeemed	489,529
Accrued management fee	401,435
Other affiliated payables	142,336
Other payables and accrued expenses	117,421
Collateral on securities loaned	3,339,525
Total Liabilities		46,517,195
Net Assets		$927,218,530
Net Assets consist of:
Paid in capital		$582,028,590
Total accumulated earnings (loss)		345,189,940
Net Assets		$927,218,530
Net Asset Value, offering price and redemption price per share ($927,218,530 ÷ 9,295,251 shares)		$99.75
Statement of Operations
		Year ended February 29, 2024
Investment Income
Dividends		$10,531,506
Income from Fidelity Central Funds (including $7,541 from security lending)		161,333
Total Income		10,692,839
Expenses
Management fee	$4,325,310
Transfer agent fees	1,292,491
Accounting fees	256,276
Custodian fees and expenses	48,552
Independent trustees' fees and expenses	5,000
Registration fees	38,649
Audit	42,845
Legal	5,224
Interest	4,634
Miscellaneous	4,366
Total expenses before reductions	6,023,347
Expense reductions	(60,916)
Total expenses after reductions		5,962,431
Net Investment income (loss)		4,730,408
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	39,445,442
Foreign currency transactions	(110,227)
Total net realized gain (loss)		39,335,215
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	180,600,669
Assets and liabilities in foreign currencies	29,377
Total change in net unrealized appreciation (depreciation)		180,630,046
Net gain (loss)		219,965,261
Net increase (decrease) in net assets resulting from operations		$224,695,669
Statement of Changes in Net Assets

	Year ended February 29, 2024	Year ended February 28, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,730,408	$5,532,964
Net realized gain (loss)	39,335,215	(33,604,003)
Change in net unrealized appreciation (depreciation)	180,630,046	(97,845,367)
Net increase (decrease) in net assets resulting from operations	224,695,669	(125,916,406)
Distributions to shareholders	(4,572,286)	(113,303,240)

Share transactions
Proceeds from sales of shares	107,160,534	40,943,701
Reinvestment of distributions	4,269,833	107,418,146
Cost of shares redeemed	(121,290,777)	(105,835,572)

Net increase (decrease) in net assets resulting from share transactions	(9,860,410)	42,526,275
Total increase (decrease) in net assets	210,262,973	(196,693,371)

Net Assets
Beginning of period	716,955,557	913,648,928
End of period	$927,218,530	$716,955,557

Other Information
Shares
Sold	1,233,562	520,712
Issued in reinvestment of distributions	45,717	1,242,912
Redeemed	(1,366,781)	(1,384,081)
Net increase (decrease)	(87,502)	379,543

Financial Highlights
Tech Hardware Portfolio

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$76.41	$101.48	$114.74	$78.64	$75.84
Income from Investment Operations
Net investment income (loss) B,C	.50	.57	.42	.93 D	1.51 E
Net realized and unrealized gain (loss)	23.33	(13.00)	5.73	44.83	11.48
Total from investment operations	23.83	(12.43)	6.15	45.76	12.99
Distributions from net investment income	(.49)	(.51)	(.73) F	(1.61)	(.77)
Distributions from net realized gain	-	(12.13)	(18.68) F	(8.05)	(9.42)
Total distributions	(.49)	(12.64)	(19.41)	(9.66)	(10.19)
Net asset value, end of period	$99.75	$76.41	$101.48	$114.74	$78.64
Total Return G	31.23%	(13.62)%	4.72%	62.60%	17.80%
Ratios to Average Net Assets C,H,I
Expenses before reductions	.73%	.73%	.72% J	.74%	.76%
Expenses net of fee waivers, if any	.72%	.73%	.72% J	.74%	.76%
Expenses net of all reductions	.72%	.73%	.72% J	.73%	.75%
Net investment income (loss)	.57%	.74%	.38% J	1.04% D	1.95% E
Supplemental Data
Net assets, end of period (000 omitted)	$927,219	$716,956	$913,649	$770,776	$533,793
Portfolio turnover rate K	39%	30%	99% L	78%	116%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.44 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .55%.

ENet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.78 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .94%.

FThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

JProxy expenses are not annualized.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

LThe portfolio turnover rate does not include the assets acquired in the merger.

Technology Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 29, 2024	Past 1 year	Past 5 years	Past 10 years
Technology Portfolio	55.15%	24.10%	19.22%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Technology Portfolio on February 28, 2014.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Technology Portfolio
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 30.45% for the 12 months ending February 29, 2024, according to the S&P 500® index, as robust earnings, a slowing in the pace of inflation and resilient late-cycle expansion of the U.S. economy aided risk assets. The index ended February at a record high. Notably, the rally has been driven by a narrow set of firms in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. This is mostly reflected in semiconductor-related stocks (+113%) and media & entertainment (+68%) names. A likely shift in monetary policy also provided a boost. Aggressive rate hikes by the U.S. Federal Reserve continued until late July, when the Fed decided to pause a series of increases that began in March 2022 at a 22-year high while it observed the effect on inflation and the economy. Following the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline and gained 14.09% through year-end and added 1.68% in January and 5.34% in February. By sector for the full 12 months, information technology (+61%) and communication services (+58%) were standouts, with AI a major tailwind. In sharp contrast, the defensive-oriented utilities sector (-1%) fared worst. Other notable laggards included real estate (+7%) and consumer staples (+8%), each also considered defensive, and energy (+6%).
Comments from Portfolio Manager Adam Benjamin:
For the fiscal year ending February 29, 2024, the fund gained 55.15%, versus 48.25% for the MSCI U.S. IMI Information Technology 25/50 Index and 30.45% for the broad-based S&P 500® index. The biggest contributor to performance versus the sector index was an overweight in semiconductors. An underweight in technology hardware, storage & peripherals also boosted the fund's relative performance. Also helping the fund's result was out-of-index exposure to passenger ground transportation. The fund's top individual relative contributor was an overweight in Nvidia (+241%). Nvidia was one of the fund's largest holdings, though we reduced the fund's investment. A second notable relative contributor was an underweight in Apple (+23%). Apple was one of our biggest holdings, though we trimmed the position. Another notable relative contributor was our non-index stake in Uber Technologies (+140%). In contrast, the primary detractor from performance versus the sector index was security selection in semiconductors. Stock selection in semiconductor materials & equipment also hampered the fund's result. Also detracting from our result were security selection and an overweight in communications equipment. Lastly, the fund's position in cash, representing about 3% of net assets, on average, was a notable detractor. The fund's non-index stake in GlobalFoundries returned roughly -17% and was the largest individual relative detractor. GlobalFoundries was among the largest holdings at period end and this period we increased our position in the stock. Not owning Broadcom, an index component that gained 124%, was the fund's second-largest relative detractor. An overweight in onsemi (+2%) also detracted. Onsemi was among the fund's biggest holdings. This period we increased our investment in onsemi. Notable changes in positioning include decreased exposure to the transaction & payment processing services and technology hardware, storage & peripherals industries.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Technology Portfolio
Investment Summary February 29, 2024 (Unaudited)
Top Holdings (% of Fund's net assets)

Microsoft Corp.	18.2
NVIDIA Corp.	15.7
Apple, Inc.	12.4
Salesforce, Inc.	4.7
Marvell Technology, Inc.	4.4
ON Semiconductor Corp.	4.3
NXP Semiconductors NV	4.3
ServiceNow, Inc.	4.2
Cisco Systems, Inc.	2.9
GlobalFoundries, Inc.	2.9
74.0

Industries (% of Fund's net assets)

Semiconductors & Semiconductor Equipment	36.5
Software	32.7
Technology Hardware, Storage & Peripherals	13.3
IT Services	5.3
Communications Equipment	2.9
Ground Transportation	2.8
Hotels, Restaurants & Leisure	1.2
Broadline Retail	1.0
Entertainment	0.9
Interactive Media & Services	0.8
Electronic Equipment, Instruments & Components	0.4
Chemicals	0.1
Construction & Engineering	0.1
Professional Services	0.1
Aerospace & Defense	0.0
Air Freight & Logistics	0.0
Electrical Equipment	0.0
Financial Services	0.0
Food Products	0.0
Life Sciences Tools & Services	0.0
Pharmaceuticals	0.0
Specialty Retail	0.0

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Technology Portfolio
Schedule of Investments February 29, 2024
Showing Percentage of Net Assets
Common Stocks - 97.1%
	Shares	Value ($)
Aerospace & Defense - 0.0%
Aerospace & Defense - 0.0%
ABL Space Systems warrants 12/14/30 (a)(b)(c)	19,797	306,260
Air Freight & Logistics - 0.0%
Air Freight & Logistics - 0.0%
Delhivery Private Ltd. (a)	579,000	3,304,480
Broadline Retail - 1.0%
Broadline Retail - 1.0%
Amazon.com, Inc. (a)	824,600	145,756,296
Chemicals - 0.1%
Commodity Chemicals - 0.1%
LG Chemical Ltd.	24,257	8,228,469
Communications Equipment - 2.9%
Communications Equipment - 2.9%
Cisco Systems, Inc.	8,644,573	418,137,996
Electrical Equipment - 0.0%
Electrical Components & Equipment - 0.0%
ESS Tech, Inc. Class A (a)	787,286	683,837
Electronic Equipment, Instruments & Components - 0.3%
Electronic Equipment & Instruments - 0.3%
Keysight Technologies, Inc. (a)	295,300	45,564,790
Entertainment - 0.9%
Movies & Entertainment - 0.9%
Netflix, Inc. (a)	222,630	134,228,080
Food Products - 0.0%
Agricultural Products & Services - 0.0%
Local Bounti Corp. (a)	118,993	326,041
Ground Transportation - 2.8%
Passenger Ground Transportation - 2.8%
Lyft, Inc. (a)	1,718,528	27,290,225
Uber Technologies, Inc. (a)	4,685,338	372,484,371
		399,774,596
Hotels, Restaurants & Leisure - 1.2%
Hotels, Resorts & Cruise Lines - 1.1%
Airbnb, Inc. Class A (a)	1,024,609	161,345,179
Restaurants - 0.1%
Deliveroo PLC Class A (a)(d)	6,252,898	8,666,550
TOTAL HOTELS, RESTAURANTS & LEISURE		170,011,729
Interactive Media & Services - 0.6%
Interactive Media & Services - 0.6%
Epic Games, Inc. (a)(b)(c)	17,917	12,292,137
Snap, Inc. Class A (a)	6,392,110	70,441,052
		82,733,189
IT Services - 5.3%
Internet Services & Infrastructure - 5.3%
MongoDB, Inc. Class A (a)	334,414	149,677,018
Okta, Inc. (a)	3,664,706	393,222,954
Shopify, Inc. Class A (a)	2,807,100	214,378,227
		757,278,199
IT Consulting & Other Services - 0.0%
Thoughtworks Holding, Inc. (a)	1,329,904	4,149,300
TOTAL IT SERVICES		761,427,499
Life Sciences Tools & Services - 0.0%
Life Sciences Tools & Services - 0.0%
Eden Biologics, Inc. (a)(c)	1,015,442	0
Pharmaceuticals - 0.0%
Pharmaceuticals - 0.0%
Chime Biologics Wuhan Co. Ltd. (a)(c)	1,015,442	528,873
Semiconductors & Semiconductor Equipment - 36.3%
Semiconductor Materials & Equipment - 2.3%
ASML Holding NV (Netherlands)	154,850	146,952,948
Teradyne, Inc.	1,662,328	172,200,558
		319,153,506
Semiconductors - 34.0%
Arm Holdings Ltd. ADR (e)	693,700	97,839,448
GlobalFoundries, Inc. (a)	7,504,249	410,257,293
Marvell Technology, Inc.	8,896,860	637,548,988
Microchip Technology, Inc.	166,118	13,977,169
NVIDIA Corp.	2,843,374	2,249,450,039
NXP Semiconductors NV	2,442,122	609,871,127
ON Semiconductor Corp. (a)	7,812,638	616,573,391
Renesas Electronics Corp.	1	17
Taiwan Semiconductor Manufacturing Co. Ltd.	10,628,488	232,612,835
Xsight Labs Ltd. warrants 1/11/34 (a)(b)(c)	71,863	131,509
		4,868,261,816
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		5,187,415,322
Software - 32.4%
Application Software - 9.3%
Algolia, Inc. (a)(b)(c)	153,503	2,578,850
Bill Holdings, Inc. (a)	1,255,600	79,517,148
CCC Intelligent Solutions Holdings, Inc. (a)(b)	102,045	1,194,947
Convoy, Inc. warrants (a)(b)(c)	13,357	0
CoreWeave, Inc. (b)(c)	57,100	20,792,965
Datadog, Inc. Class A (a)	1,198,447	157,547,843
Dynatrace, Inc. (a)	2,100,700	104,089,685
HashiCorp, Inc. (a)(e)	2,903,794	75,701,910
HubSpot, Inc. (a)	120,076	74,304,230
Intuit, Inc.	44,913	29,772,379
Manhattan Associates, Inc. (a)	320,357	81,156,039
Nutanix, Inc. Class A (a)	72,872	4,602,596
Palantir Technologies, Inc. (a)	1,160,000	29,092,800
Salesforce, Inc.	2,162,252	667,746,663
Stripe, Inc. Class B (a)(b)(c)	38,600	980,054
Urgent.ly, Inc. (e)	36,161	77,023
		1,329,155,132
Systems Software - 23.1%
Microsoft Corp.	6,303,886	2,607,539,401
Palo Alto Networks, Inc. (a)	342,900	106,487,595
ServiceNow, Inc. (a)	772,731	596,038,330
		3,310,065,326
TOTAL SOFTWARE		4,639,220,458
Specialty Retail - 0.0%
Automotive Retail - 0.0%
Cazoo Group Ltd. (a)(b)	72	312
Cazoo Group Ltd.:
warrants (a)	78	2
warrants (a)	86	0
warrants (a)	95	0
		314
Technology Hardware, Storage & Peripherals - 13.3%
Technology Hardware, Storage & Peripherals - 13.3%
Apple, Inc.	9,778,550	1,767,472,913
Seagate Technology Holdings PLC	716,960	66,713,128
Super Micro Computer, Inc. (a)	71,500	61,927,580
		1,896,113,621
TOTAL COMMON STOCKS (Cost $7,566,435,379)		13,893,761,850

Preferred Stocks - 1.0%
	Shares	Value ($)
Convertible Preferred Stocks - 0.9%
Aerospace & Defense - 0.0%
Aerospace & Defense - 0.0%
ABL Space Systems:
Series B(a)(b)(c)	98,000	2,865,520
Series B2(a)(b)(c)	74,989	2,385,400
Series C1(b)(c)	26,396	658,052
		5,908,972
Communications Equipment - 0.0%
Communications Equipment - 0.0%
Astranis Space Technologies Corp. Series C (a)(b)(c)	605,440	6,671,949

Construction & Engineering - 0.1%
Construction & Engineering - 0.1%
Beta Technologies, Inc. Series A (a)(b)(c)	72,591	8,256,500

Electronic Equipment, Instruments & Components - 0.1%
Technology Distributors - 0.1%
VAST Data Ltd.:
Series A(b)(c)	74,785	1,130,749
Series A1(b)(c)	184,071	2,783,154
Series A2(b)(c)	211,741	3,201,524
Series B(b)(c)	168,485	2,547,493
Series C(b)(c)	4,912	74,269
Series E(b)(c)	160,999	2,434,305
		12,171,494
Financial Services - 0.0%
Diversified Financial Services - 0.0%
Akeana Series C (b)(c)	88,100	1,120,632

Hotels, Restaurants & Leisure - 0.0%
Casinos & Gaming - 0.0%
Discord, Inc. Series I (a)(b)(c)	1,300	326,742

Interactive Media & Services - 0.2%
Interactive Media & Services - 0.2%
ByteDance Ltd. Series E1 (a)(b)(c)	70,707	15,635,439
Reddit, Inc.:
Series D(a)(b)(c)	250,861	7,342,701
Series E(a)(b)(c)	14,400	421,488
		23,399,628
Semiconductors & Semiconductor Equipment - 0.2%
Semiconductor Materials & Equipment - 0.2%
Astera Labs, Inc.:
Series A(a)(b)(c)	175,766	3,729,755
Series B(a)(b)(c)	29,926	635,030
Series C(a)(b)(c)	172,100	3,651,962
Series D(a)(b)(c)	721,728	15,315,068
		23,331,815
Semiconductors - 0.0%
Retym, Inc. Series C (b)(c)	324,475	2,715,856
Xsight Labs Ltd.:
Series D(a)(b)(c)	281,500	1,444,095
Series D1(b)(c)	239,542	1,775,006
		5,934,957
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		29,266,772

Software - 0.3%
Application Software - 0.3%
Algolia, Inc. Series D (a)(b)(c)	109,867	1,845,766
Bolt Technology OU Series E (a)(b)(c)	40,842	4,774,844
Convoy, Inc. Series D (a)(b)(c)	203,844	2
Databricks, Inc.:
Series G(a)(b)(c)	45,012	3,693,235
Series H(a)(b)(c)	174,018	14,278,177
Series I(b)(c)	2,969	243,606
Skyryse, Inc. Series B (a)(b)(c)	121,800	2,473,758
Stripe, Inc.:
Series H(a)(b)(c)	17,100	434,169
Series I(b)(c)	487,275	12,371,912
		40,115,469
Technology Hardware, Storage & Peripherals - 0.0%
Technology Hardware, Storage & Peripherals - 0.0%
Lightmatter, Inc.:
Series C(b)(c)	191,790	4,186,776
Series C2(b)(c)	30,125	780,238
		4,967,014
TOTAL CONVERTIBLE PREFERRED STOCKS		132,205,172
Nonconvertible Preferred Stocks - 0.1%
IT Services - 0.0%
Internet Services & Infrastructure - 0.0%
Gupshup, Inc. (a)(b)(c)	257,284	2,886,726

Professional Services - 0.1%
Data Processing & Outsourced Services - 0.1%
Checkr, Inc. Series E (a)(c)	711,000	6,335,010

TOTAL NONCONVERTIBLE PREFERRED STOCKS		9,221,736
TOTAL PREFERRED STOCKS (Cost $150,317,018)		141,426,908

Corporate Bonds - 0.0%
	Principal Amount (f)	Value ($)
Convertible Bonds - 0.0%
Software - 0.0%
Application Software - 0.0%
Convoy, Inc. 15% 9/30/26 (b)(c)	88,955	0

Nonconvertible Bonds - 0.0%
Financial Services - 0.0%
Diversified Financial Services - 0.0%
Ant International Co. Ltd. 3.55% 8/14/24 (b)(c)	8,859,733	8,871,251

TOTAL CORPORATE BONDS (Cost $8,948,688)		8,871,251

Money Market Funds - 4.3%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (g)	507,945,200	508,046,789
Fidelity Securities Lending Cash Central Fund 5.39% (g)(h)	107,687,224	107,697,992
TOTAL MONEY MARKET FUNDS (Cost $615,744,781)		615,744,781

TOTAL INVESTMENT IN SECURITIES - 102.4% (Cost $8,341,445,866)	14,659,804,790
NET OTHER ASSETS (LIABILITIES) - (2.4)%	(349,791,135)
NET ASSETS - 100.0%	14,310,013,655

Legend

(a)	Non-income producing
(b)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $182,240,183 or 1.3% of net assets.

(c)	Level 3 security
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $8,666,550 or 0.1% of net assets.

(e)	Security or a portion of the security is on loan at period end.
(f)	Amount is stated in United States dollars unless otherwise noted.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
ABL Space Systems warrants 12/14/30	12/14/23	0

ABL Space Systems Series B	3/24/21	4,413,489

ABL Space Systems Series B2	10/22/21	5,098,960

ABL Space Systems Series C1	12/14/23	863,181

Akeana Series C	1/23/24	1,124,226

Algolia, Inc.	10/27/21	4,489,203

Algolia, Inc. Series D	7/23/21	3,213,066

Ant International Co. Ltd. 3.55% 8/14/24	8/14/23	8,859,733

Astera Labs, Inc. Series A	5/17/22	3,574,905

Astera Labs, Inc. Series B	5/17/22	608,675

Astera Labs, Inc. Series C	8/24/21	1,157,132

Astera Labs, Inc. Series D	5/17/22 - 5/27/22	14,679,226

Astranis Space Technologies Corp. Series C	3/19/21	13,271,808

Beta Technologies, Inc. Series A	4/09/21	5,318,743

Bolt Technology OU Series E	1/03/22	10,610,609

ByteDance Ltd. Series E1	11/18/20	7,747,662

Cazoo Group Ltd.	3/28/21	1,441,000

CCC Intelligent Solutions Holdings, Inc.	2/02/21	1,020,450

Convoy, Inc. Series D	10/30/19	2,760,048

Convoy, Inc. warrants	3/24/23	0

Convoy, Inc. 15% 9/30/26	3/24/23	88,955

CoreWeave, Inc.	11/29/23	17,693,006

Databricks, Inc. Series G	2/01/21	2,661,228

Databricks, Inc. Series H	8/31/21	12,787,562

Databricks, Inc. Series I	9/14/23	218,222

Discord, Inc. Series I	9/15/21	715,812

Epic Games, Inc.	3/29/21	15,856,545

Gupshup, Inc.	6/08/21	5,882,850

Lightmatter, Inc. Series C	5/19/23	3,156,250

Lightmatter, Inc. Series C2	12/18/23	783,304

Reddit, Inc. Series D	2/04/19	5,440,247

Reddit, Inc. Series E	5/18/21	611,628

Retym, Inc. Series C	5/17/23 - 6/20/23	2,525,000

Skyryse, Inc. Series B	10/21/21	3,006,020

Stripe, Inc. Class B	5/18/21	1,548,955

Stripe, Inc. Series H	3/15/21	686,138

Stripe, Inc. Series I	3/20/23 - 5/12/23	9,810,863

VAST Data Ltd. Series A	11/28/23	822,635

VAST Data Ltd. Series A1	11/28/23	2,024,781

VAST Data Ltd. Series A2	11/28/23	2,329,151

VAST Data Ltd. Series B	11/28/23	1,853,335

VAST Data Ltd. Series C	11/28/23	54,032

VAST Data Ltd. Series E	11/28/23	3,541,978

Xsight Labs Ltd. warrants 1/11/34	1/11/24	0

Xsight Labs Ltd. Series D	2/16/21	2,250,874

Xsight Labs Ltd. Series D1	1/11/24	1,915,378

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	107,665,457	2,591,221,739	2,190,840,407	16,324,127	-	-	508,046,789	0.9%
Fidelity Securities Lending Cash Central Fund 5.39%	184,970,192	933,114,475	1,010,386,675	151,202	-	-	107,697,992	0.3%
Total	292,635,649	3,524,336,214	3,201,227,082	16,475,329	-	-	615,744,781

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	13,893,761,850	13,476,585,400	379,565,802	37,610,648

Preferred Stocks	141,426,908	-	-	141,426,908

Corporate Bonds	8,871,251	-	-	8,871,251

Money Market Funds	615,744,781	615,744,781	-	-
Total Investments in Securities:	14,659,804,790	14,092,330,181	379,565,802	187,908,807

The following is a reconciliation of  Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$137,894,570
Net Realized Gain (Loss) on Investment Securities	(9,916,786)
Net Unrealized Gain (Loss) on Investment Securities	21,709,440
Cost of Purchases	57,664,029
Proceeds of Sales	(19,442,446)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$187,908,807
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 29, 2024	$8,243,369

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Technology Portfolio
Financial Statements
Statement of Assets and Liabilities
		February 29, 2024

Assets
Investment in securities, at value (including securities loaned of $110,102,466) - See accompanying schedule:
Unaffiliated issuers (cost $7,725,701,085)	$14,044,060,009
Fidelity Central Funds (cost $615,744,781)	615,744,781

Total Investment in Securities (cost $8,341,445,866)		$14,659,804,790
Receivable for investments sold		79,288,303
Receivable for fund shares sold		11,091,454
Dividends receivable		5,055,232
Interest receivable		181,421
Distributions receivable from Fidelity Central Funds		2,878,690
Prepaid expenses		16,589
Other receivables		401,899
Total assets		14,758,718,378
Liabilities
Payable for investments purchased	$322,976,095
Payable for fund shares redeemed	9,738,103
Accrued management fee	6,020,241
Other affiliated payables	1,729,145
Other payables and accrued expenses	558,339
Collateral on securities loaned	107,682,800
Total Liabilities		448,704,723
Net Assets		$14,310,013,655
Net Assets consist of:
Paid in capital		$8,109,390,602
Total accumulated earnings (loss)		6,200,623,053
Net Assets		$14,310,013,655
Net Asset Value, offering price and redemption price per share ($14,310,013,655 ÷ 450,792,893 shares)		$31.74
Statement of Operations
		Year ended February 29, 2024
Investment Income
Dividends		$58,244,909
Interest		181,421
Income from Fidelity Central Funds (including $151,202 from security lending)		16,475,329
Total Income		74,901,659
Expenses
Management fee	$58,939,686
Transfer agent fees	16,149,278
Accounting fees	1,232,327
Custodian fees and expenses	125,246
Independent trustees' fees and expenses	65,162
Registration fees	220,815
Audit	62,274
Legal	6,851
Miscellaneous	55,099
Total expenses before reductions	76,856,738
Expense reductions	(825,386)
Total expenses after reductions		76,031,352
Net Investment income (loss)		(1,129,693)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	580,104,694
Foreign currency transactions	3,333
Total net realized gain (loss)		580,108,027
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $97,363)	4,312,037,153
Unfunded commitments	1,200,024
Assets and liabilities in foreign currencies	10,815
Total change in net unrealized appreciation (depreciation)		4,313,247,992
Net gain (loss)		4,893,356,019
Net increase (decrease) in net assets resulting from operations		$4,892,226,326
Statement of Changes in Net Assets

	Year ended February 29, 2024	Year ended February 28, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(1,129,693)	$2,170,234
Net realized gain (loss)	580,108,027	(394,091,769)
Change in net unrealized appreciation (depreciation)	4,313,247,992	(1,344,233,911)
Net increase (decrease) in net assets resulting from operations	4,892,226,326	(1,736,155,446)
Distributions to shareholders	(1,273,314)	(310,416,447)

Share transactions
Proceeds from sales of shares	2,741,241,000	1,126,004,874
Reinvestment of distributions	1,184,140	291,925,397
Cost of shares redeemed	(1,959,510,832)	(1,789,000,437)

Net increase (decrease) in net assets resulting from share transactions	782,914,308	(371,070,166)
Total increase (decrease) in net assets	5,673,867,320	(2,417,642,059)

Net Assets
Beginning of period	8,636,146,335	11,053,788,394
End of period	$14,310,013,655	$8,636,146,335

Other Information
Shares
Sold	104,004,472	54,722,947
Issued in reinvestment of distributions	54,192	12,438,232
Redeemed	(75,265,716)	(88,698,413)
Net increase (decrease)	28,792,948	(21,537,234)

Financial Highlights
Technology Portfolio

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$20.46	$24.92	$27.53	$19.65	$15.45
Income from Investment Operations
Net investment income (loss) B,C	- D	.01	(.06)	(.03)	.05
Net realized and unrealized gain (loss)	11.28	(3.76)	.83	12.98	4.52
Total from investment operations	11.28	(3.75)	.77	12.95	4.57
Distributions from net investment income	- D	-	-	(.03)	(.05)
Distributions from net realized gain	-	(.71)	(3.38)	(5.04)	(.32)
Total distributions	- D	(.71)	(3.38)	(5.07)	(.37)
Net asset value, end of period	$31.74	$20.46	$24.92	$27.53	$19.65
Total Return E	55.15%	(15.43)%	1.91%	69.87%	29.57%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.68%	.70%	.67%	.69%	.71%
Expenses net of fee waivers, if any	.68%	.69%	.67%	.69%	.71%
Expenses net of all reductions	.68%	.69%	.67%	.68%	.71%
Net investment income (loss)	(.01)%	.02%	(.23)%	(.13)%	.30%
Supplemental Data
Net assets, end of period (000 omitted)	$14,310,014	$8,636,146	$11,053,788	$11,986,342	$6,558,578
Portfolio turnover rate H	29%	24%	87%	107%	32% I

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DAmount represents less than $.005 per share.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended February 29, 2024

1. Organization.
Enterprise Technology Services Portfolio (formerly IT Services Portfolio), Semiconductors Portfolio, Software and IT Services Portfolio, Tech Hardware Portfolio and Technology Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. Certain Funds' investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than.005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated each Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, each Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages each Fund's fair valuation practices and maintains the fair valuation policies and procedures. Each Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Technology Portfolio:

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in InputA
Equities	$179,037,556	Market comparable	Enterprise value/Revenue multiple (EV/R)	1.7 - 30.8 / 8.5	Increase
		Market approach	Transaction price	$8.00	Increase
			Discount rate	75.0%	Decrease
		Recovery value	Recovery value	$0.00	Increase
		Black scholes	Discount rate	4.4% - 4.5% / 4.4%	Increase
			Term	3.0 - 4.0 / 3.3	Increase
			Volatility	50.0% - 80.0% / 69.4%	Increase
Corporate Bonds	$8,871,251	Discounted cash flow	Discount rate	3.4%	Decrease
		Recovery value	Recovery value	$0.00	Increase

A Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2024, as well as a roll forward of Level 3 investments, is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Semiconductors Portfolio	$219,774
Software and IT Services Portfolio	384,571
Tech Hardware Portfolio	63,357
Technology Portfolio	362,319

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2024, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, redemptions in-kind, deferred Trustee compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Enterprise Technology Services Portfolio	$1,376,711,646	$1,145,185,924	$ (3,363,002)	$1,141,822,922
Semiconductors Portfolio	8,900,766,744	7,287,142,438	(175,469,996)	7,111,672,442
Software and IT Services Portfolio	5,832,831,658	6,995,088,715	(289,200,802)	6,705,887,913
Tech Hardware Portfolio	582,287,377	354,628,784	(14,783,017)	339,845,767
Technology Portfolio	8,457,378,851	6,624,905,539	(422,479,600)	6,202,425,939

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Enterprise Technology Services Portfolio	$94,999	$112,850,312	$ -	$1,141,811,494
Semiconductors Portfolio	-	-	-	7,111,671,917
Software and IT Services Portfolio	59,833,873	157,416,323	-	6,705,784,617
Tech Hardware Portfolio	93,721	5,440,630	-	339,709,951
Technology Portfolio	-	-	(1,695,501)	6,202,415,917

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Short-term	Long-term	Total capital loss carryforward

Technology Portfolio	$(1,695,501)	$-	$(1,695,501)

Certain of the Funds intend to elect to defer to the next fiscal year capital losses recognized during the period November 1, 2023 to February 29, 2024, and ordinary losses recognized during the period January 1, 2024 to February 29, 2024. Loss deferrals were as follows:

	Capital losses	Ordinary losses

Semiconductors Portfolio	$(8,798,655)	$(6,539,492)

The tax character of distributions paid was as follows:

February 29, 2024
	Ordinary Income	Long-term Capital Gains	Total
Enterprise Technology Services Portfolio	$148,388	$74,785,339	$74,933,727
Semiconductors Portfolio	11,274,392	807,586,647	818,861,039
Software and IT Services Portfolio	2,394,647	850,735,883	853,130,530
Tech Hardware Portfolio	4,572,286	-	4,572,286
Technology Portfolio	1,273,314	-	1,273,314

February 28, 2023
	Ordinary Income	Long-term Capital Gains	Total
Enterprise Technology Services Portfolio	$469,696	$302,093,148	$302,562,844
Semiconductors Portfolio	10,523,254	391,193,651	401,716,905
Software and IT Services Portfolio	-	738,727,367	738,727,367
Tech Hardware Portfolio	20,911,542	92,391,698	113,303,240
Technology Portfolio	-	310,416,447	310,416,447

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Enterprise Technology Services Portfolio	695,616,672	1,161,813,422
Semiconductors Portfolio	5,576,001,876	3,410,585,964
Software and IT Services Portfolio	3,198,433,873	3,766,600,094
Tech Hardware Portfolio	323,485,160	335,432,845
Technology Portfolio	3,846,229,294	3,231,222,699

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Semiconductors Portfolio	25,960,540	739,916,327	760,643,821
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Enterprise Technology Services Portfolio	.30%	.22%	.52%
Semiconductors Portfolio	.30%	.22%	.52%
Software and IT Services Portfolio	.30%	.22%	.52%
Tech Hardware Portfolio	.30%	.22%	.52%
Technology Portfolio	.30%	.22%	.52%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent.

During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

Enterprise Technology Services Portfolio	0.1690%
Semiconductors Portfolio	0.1343%
Software and IT Services Portfolio	0.1408%
Tech Hardware Portfolio	0.1541%
Technology Portfolio	0.1393%

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Enterprise Technology Services Portfolio	.17%
Semiconductors Portfolio	.14%
Software and IT Services Portfolio	.14%
Tech Hardware Portfolio	.16%
Technology Portfolio	.14%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records.

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Enterprise Technology Services Portfolio	0.0267%
Semiconductors Portfolio	0.0107%
Software and IT Services Portfolio	0.0112%
Tech Hardware Portfolio	0.0307%
Technology Portfolio	0.0104%

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Enterprise Technology Services Portfolio	.03
Semiconductors Portfolio	.01
Software and IT Services Portfolio	.01
Tech Hardware Portfolio	.03
Technology Portfolio	.01

Subsequent Event - Management Fee. Effective March 1, 2024, each Fund's management contract will be amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). Any reference to "class" in this note shall mean "the Fund" as the Fund currently offers only one class of shares. The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate will pay certain expenses of managing and operating each Fund out of each class's management fee.

Each class of each Fund will pay a management fee to the investment adviser. The management fee will be calculated and paid to the investment adviser every month.

When determining a class's management fee, a mandate rate will be calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate will be subtracted from the mandate rate once each Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class.

The annual management fee rate for a class of shares of each Fund will be the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Enterprise Technology Services Portfolio	0.69
Semiconductors Portfolio	0.64
Software and IT Services Portfolio	0.64
Tech Hardware Portfolio	0.68
Technology Portfolio	0.64

One-twelfth of the management fee rate for a class will be applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month.

A different management fee rate may be applicable to each class of each Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of each Fund's assets, which do not vary by class.

Effective March 1, 2024, each Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Enterprise Technology Services Portfolio	$18,408
Semiconductors Portfolio	37,333
Software and IT Services Portfolio	18,161
Tech Hardware Portfolio	6,398
Technology Portfolio	28,383

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), each Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing each Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Enterprise Technology Services Portfolio	Borrower	$7,202,421	5.39%	$20,487
Semiconductors Portfolio	Borrower	$35,134,000	5.55%	$48,709
Tech Hardware Portfolio	Borrower	$4,200,000	5.57%	$4,548

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Enterprise Technology Services Portfolio	33,775,118	93,874,004	28,333,594
Semiconductors Portfolio	243,232,497	166,693,999	72,577,055
Software and IT Services Portfolio	134,157,858	132,949,867	15,034,874
Tech Hardware Portfolio	13,052,164	15,323,765	93,577
Technology Portfolio	206,606,119	123,174,840	20,759,639
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Enterprise Technology Services Portfolio	$3,559
Semiconductors Portfolio	16,541
Software and IT Services Portfolio	17,231
Tech Hardware Portfolio	1,385
Technology Portfolio	18,033
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Enterprise Technology Services Portfolio	$21,115	$24	$-
Semiconductors Portfolio	$256,475	$135,650	$-
Software and IT Services Portfolio	$1,523	$-	$-
Tech Hardware Portfolio	$757	$-	$-
Technology Portfolio	$15,665	$-	$-
8. Bank Borrowings.
Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:
	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Enterprise Technology Services Portfolio	$2,407,000	5.83%	$1,559
Tech Hardware Portfolio	$532,000	5.83%	$86
9. Expense Reductions.
Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Semiconductors Portfolio	$2,116
Software and IT Services Portfolio	12,290
Technology Portfolio	2,771

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses as follows:

Amount
Enterprise Technology Services Portfolio	$148,533
Semiconductors Portfolio	769,868
Software and IT Services Portfolio	773,227
Tech Hardware Portfolio	60,916
Technology Portfolio	822,615
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Select Portfolios and Shareholders of Enterprise Technology Services Portfolio, Semiconductors Portfolio, Software and IT Services Portfolio, Tech Hardware Portfolio and Technology Portfolio
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Enterprise Technology Services Portfolio, Semiconductors Portfolio, Software and IT Services Portfolio, Tech Hardware Portfolio and Technology Portfolio (five of the funds constituting Fidelity Select Portfolios, hereafter collectively referred to as the "Funds") as of February 29, 2024, the related statements of operations for the year ended February 29, 2024, the statements of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 29, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 29, 2024 and each of the financial highlights for each of the five years in the period ended February 29, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
April 10, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for Vijay Advani, each of the Trustees oversees 323 funds. Mr. Advani oversees 216 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Trustee
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2018
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2008
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations+
Peter S. Lynch (1944)
Year of Election or Appointment: 2018
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Senior Vice President, Vice President, Treasurer, or Director of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as President or Director of certain Fidelity entities. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer or Director of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
+ The information includes principal occupation during the last five years.
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2023 to February 29, 2024).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value September 1, 2023	Ending Account Value February 29, 2024	Expenses Paid During Period- C September 1, 2023 to February 29, 2024

Enterprise Technology Services Portfolio **	.72%
Actual		$ 1,000	$ 1,159.80	$ 3.87
Hypothetical-B		$ 1,000	$ 1,021.28	$ 3.62

Semiconductors Portfolio **	.67%
Actual		$ 1,000	$ 1,273.70	$ 3.79
Hypothetical-B		$ 1,000	$ 1,021.53	$ 3.37

Software and IT Services Portfolio **	.67%
Actual		$ 1,000	$ 1,193.40	$ 3.65
Hypothetical-B		$ 1,000	$ 1,021.53	$ 3.37

Tech Hardware Portfolio	.71%
Actual		$ 1,000	$ 1,147.70	$ 3.79
Hypothetical-B		$ 1,000	$ 1,021.33	$ 3.57

Technology Portfolio **	.67%
Actual		$ 1,000	$ 1,184.30	$ 3.64
Hypothetical-B		$ 1,000	$ 1,021.53	$ 3.37

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

** If fees and changes to the expense contract and/or expense cap, effective March 1, 2024, had been in effect during the current period, the restated annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in table below:
	Annualized Expense Ratio- A	Expenses Paid

Enterprise Technology Services Portfolio	.67%
Actual		$ 3.60
Hypothetical- B		$ 3.37

Semiconductors Portfolio	.64%
Actual		$ 3.62
Hypothetical- B		$ 3.22

Software and IT Services Portfolio	.63%
Actual		$ 3.44
Hypothetical- B		$ 3.17

Technology Portfolio	.63%
Actual		$ 3.42
Hypothetical- B		$ 3.17

A Annualized expense ratio reflects expenses net of applicable fee waivers.
B 5% return per year before expenses

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.
The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 29, 2024, or, if subsequently determined to be different, the net capital gain of such year.

Enterprise Technology Services Portfolio	$201,442,697
Semiconductors Portfolio	$846,285,013
Software and IT Services Portfolio	$999,399,089
Tech Hardware Portfolio	$5,440,630
A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

Enterprise Technology Services Portfolio
April 2023	100%
December 2023	-
Semiconductors Portfolio
April 2023	-
December 2023	100%
Software and IT Services Portfolio
April 2023	-
December 2023	100%
Tech Hardware Portfolio
April 2023	100%
December 2023	100%
Technology Portfolio
April 2023	100%
December 2023	-

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Enterprise Technology Services Portfolio
April 2023	100%
December 2023	-
Semiconductors Portfolio
April 2023	-
December 2023	100%
Software and IT Services Portfolio
April 2023	-
December 2023	100%
Tech Hardware Portfolio
April 2023	100%
December 2023	100%
Technology Portfolio
April 2023	100%
December 2023	-

The funds hereby designate the percentages noted below of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders:

	April, 2023	December, 2023
Software and IT Services Portfolio	-	100%

The funds will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts
IT Servies Portfolio
Semiconductors Portfolio
Software and IT Services Portfolio
Tech Hardware Portfolio
Technology Portfolio
At its January 2024 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), approved an amended and restated management contract with Fidelity Management & Research Company LLC (FMR) (the Management Contract), and amended and restated sub-advisory agreements (the Sub-Advisory Contracts, and together with the Management Contract, the Advisory Contracts) for each fund, including each fund's sub-advisory agreements with FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The Advisory Contracts will be effective March 1, 2024. The Board will consider the annual renewal of each fund's Advisory Contracts in May 2024, following its review of additional materials provided by FMR.
Management Contract. The Board approved the Management Contract, which implements a new fee structure combining the management fee, transfer agent fee (TA Fee), and pricing and bookkeeping fee (P&B Fee) of each fund into a single fee based on tiered schedules and subject to a maximum rate (the Unified Fee). In exchange for the Unified Fee, each fund will receive investment advisory, management, administrative, transfer agent, pricing and bookkeeping services under a single agreement - the Management Contract.
In its consideration of the Management Contract over several meetings, the Board received, reviewed and discussed a comprehensive set of analyses regarding the Unified Fee including (i) the legal framework, (ii) design goals for the Unified Fee, (iii) calculation methodology for the Unified Fee and illustrative examples, (iv) annual and cumulative projected impacts under various scenarios, both in the aggregate and at the fund/class level, (v) explanations of schedules, rate levers and maximum rates and (vi) shareholder benefits and projected savings.
The Board considered that the maximum Unified Fee for each fund would be no higher than the sum of (i) the lowest contractual management fee rate under each fund's existing management contract, which is the individual fund fee rate, if any, plus the lowest contractual marginal group fee rate and (ii) the TA and P&B Fee rates, which are fixed fee rates since December 1, 2023 (together, the Unified Fee Cap). The Board noted that Fidelity has represented that, as a result of this Unified Fee Cap, the Unified Fee would be no greater than the fee rates previously authorized to be charged to each fund for the same services. The Board noted that certain expenses such as third-party expenses and certain other miscellaneous expenses would be outside the scope of the Unified Fee and the calculation of such fees would not change as a result of the Unified Fee.
The Board considered Fidelity's representations that implementation of the Unified Fee, which includes the Unified Fee Cap, would cause all funds subject to the Unified Fee, including each fund, to experience an immediate reduction on contractual fee rates for services provided under the current management contracts. The Board considered that some funds would not experience lower net total fees as a result of existing fee caps. The Board further considered that, in addition to the contractual fee savings, the Unified Fee offers funds and their shareholders greater protection from future rate increases for services previously offered under separate agreements that are now covered by the Management Contract because such rate increases would require shareholder approval.
Sub-Advisory Contracts. In connection with the Unified Fee changes, the Board considered the Sub-Advisory Contracts, which simplified the calculation of the fees paid by FMR to the sub-advisers under the agreements. The Board noted that the agreements with FMR UK, FMR H.K., and FMR Japan were amended to provide that FMR will compensate each sub-adviser at a fee rate equal to 110% of the sub-adviser's costs incurred in providing services under the agreement. The Board considered that, under the Sub-Advisory Contracts, FMR, and not each fund, will continue to pay the sub-advisory fees to each applicable sub-adviser.
The Board further considered that the approval of each fund's Advisory Contracts will not result in any changes in the investment process or strategies employed in the management of each fund's assets or the day-to-day management of each fund or the persons primarily responsible for such management. Further, the Board considered that the Management Contract would not change the obligations and services of FMR and its affiliates on behalf of each fund, and, in particular, there would be no change in the nature and level of advisory, management, administration, transfer agent, and pricing and bookkeeping services provided to each fund by FMR, its affiliates, and each applicable sub-adviser.
In connection with its consideration of future renewals of each fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for each fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing each fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the funds) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.
Based on its evaluation of all of the conclusions and representations noted above, and after considering all factors it believed relevant, the Board concluded that each fund's management fee structure is fair and reasonable, and that the funds' Advisory Contracts should be approved.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Funds have adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage each Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. Each Fund's Board of Trustees (the Board) has designated each Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factor specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2022 through November 30, 2023.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.
Proxy Voting Results
A special meeting of shareholders was held on June 14, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To modify IT Services Portfolio's fundamental concentration policy.
	# of Votes	% of Votes
Affirmative	1,014,356,876.34	87.78
Against	72,900,611.86	6.31
Abstain	68,266,518.87	5.91
TOTAL	1155524007.07.60	100.00

1.813669.119
SELTEC-ANN-0424
Fidelity® Select Portfolios®
Consumer Discretionary Sector

Automotive Portfolio
Communication Services Portfolio
Construction and Housing Portfolio
Consumer Discretionary Portfolio
Leisure Portfolio
Retailing Portfolio

Annual Report
February 29, 2024
Includes Fidelity and Fidelity Advisor share classes

Contents

Automotive Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Communication Services Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Construction and Housing Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Consumer Discretionary Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Leisure Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Retailing Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.
Automotive Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 29, 2024	Past 1 year	Past 5 years	Past 10 years
Automotive Portfolio	23.02%	16.34%	9.34%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Automotive Portfolio on February 28, 2014.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Automotive Portfolio
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 30.45% for the 12 months ending February 29, 2024, according to the S&P 500® index, as robust earnings, a slowing in the pace of inflation and resilient late-cycle expansion of the U.S. economy aided risk assets. The index ended February at a record high. Notably, the rally has been driven by a narrow set of firms in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. This is mostly reflected in semiconductor-related stocks (+113%) and media & entertainment (+68%) names. A likely shift in monetary policy also provided a boost. Aggressive rate hikes by the U.S. Federal Reserve continued until late July, when the Fed decided to pause a series of increases that began in March 2022 at a 22-year high while it observed the effect on inflation and the economy. Following the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline and gained 14.09% through year-end and added 1.68% in January and 5.34% in February. By sector for the full 12 months, information technology (+61%) and communication services (+58%) were standouts, with AI a major tailwind. In sharp contrast, the defensive-oriented utilities sector (-1%) fared worst. Other notable laggards included real estate (+7%) and consumer staples (+8%), each also considered defensive, and energy (+6%).
Comments from Co-Managers Aidan Brandt and Amy Ge:
For the fiscal year ending February 29, 2024, the fund gained 23.02%, versus 18.56% for the FactSet Automotive Linked Index and 30.45% for the broad-based S&P 500® index. Relative to the industry index, security selection was the primary contributor, led by automobile manufacturers. Favorable picks among automotive retail stocks also helped. Investment choices in the passenger ground transportation and automotive parts & equipment categories boosted the portfolio's relative performance as well. The top individual relative contributor was our non-index stake in Uber Technologies (+139%). Outsized exposure to Toyota Motor (+81%), the fund's top holding, was another plus. An overweight in Carvana (+714%) also helped. In contrast, the primary detractor from performance versus the industry index was an overweight among automotive parts & equipment companies. Subpar picks and an underweight in the diversified support services group also hampered the fund's relative result. Comparatively light exposure to automobile manufacturers proved detrimental as well. Lastly, the fund's position in cash was a notable detractor. On a stock-specific basis, an overweight stake in Aptiv (-31%), one of the fund's largest holdings, added value compared with the index. A second notable relative detractor was a larger-than-index holding in Xpeng (+1%). An underweight in Stellantis (+63%) also hurt. Notable changes in positioning include a higher allocation to automotive retail stocks.
Note to shareholders:
On June 27, 2023, Aidan Brandt assumed management responsibilities for the fund, succeeding Hiroki Sugihara. On January 2, 2024, Amy Ge assumed co-management responsibilities for the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Automotive Portfolio
Investment Summary February 29, 2024 (Unaudited)
Top Holdings (% of Fund's net assets)

Toyota Motor Corp. sponsored ADR	13.4
O'Reilly Automotive, Inc.	10.1
General Motors Co.	9.8
Tesla, Inc.	7.4
Aptiv PLC	5.6
Ferrari NV	4.8
AutoZone, Inc.	4.6
Li Auto, Inc. ADR	4.5
Autoliv, Inc.	4.2
LKQ Corp.	3.7
68.1

Industries (% of Fund's net assets)

Automobiles	49.8
Specialty Retail	20.0
Automobile Components	18.1
Distributors	5.0
Commercial Services & Supplies	3.8
Ground Transportation	2.0
Semiconductors & Semiconductor Equipment	1.0
Electronic Equipment, Instruments & Components	0.0

Percentages shown as 0.0% may reflect amounts less than 0.05%.
Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Automotive Portfolio
Schedule of Investments February 29, 2024
Showing Percentage of Net Assets
Common Stocks - 99.7%
	Shares	Value ($)
Automobile Components - 18.1%
Automotive Parts & Equipment - 18.1%
Adient PLC (a)	32,713	1,110,279
Aptiv PLC (a)	69,195	5,500,311
Autoliv, Inc.	35,348	4,101,428
Cie Automotive SA	25,288	672,896
Lear Corp.	17,584	2,415,162
Magna International, Inc. Class A (sub. vtg.)	59,803	3,295,191
Novem Group SA	109,263	741,614
		17,836,881
Automobiles - 49.8%
Automobile Manufacturers - 49.8%
Ferrari NV	11,046	4,692,009
Ford Motor Co.	177,454	2,207,528
General Motors Co.	235,708	9,659,314
Honda Motor Co. Ltd. sponsored ADR (b)	43,258	1,539,552
Li Auto, Inc. ADR (a)(b)	97,493	4,472,979
NIO, Inc. sponsored ADR (a)(b)	74,300	427,225
Rivian Automotive, Inc. (a)(b)	74,097	838,778
Stellantis NV (b)	136,763	3,591,396
Tesla, Inc. (a)	36,084	7,284,638
Toyota Motor Corp. sponsored ADR (b)	54,744	13,168,670
XPeng, Inc. ADR (a)(b)	122,857	1,158,542
		49,040,631
Commercial Services & Supplies - 3.8%
Diversified Support Services - 3.8%
ACV Auctions, Inc. Class A (a)	84,573	1,501,171
Copart, Inc.	42,567	2,262,436
		3,763,607
Distributors - 5.0%
Distributors - 5.0%
Genuine Parts Co.	8,533	1,273,636
LKQ Corp.	70,505	3,686,706
		4,960,342
Ground Transportation - 2.0%
Passenger Ground Transportation - 2.0%
Uber Technologies, Inc. (a)	24,895	1,979,153
Semiconductors & Semiconductor Equipment - 1.0%
Semiconductors - 1.0%
ON Semiconductor Corp. (a)	12,032	949,565
Specialty Retail - 20.0%
Automotive Retail - 20.0%
AutoZone, Inc. (a)	1,507	4,530,072
Carvana Co. Class A (a)(b)	21,384	1,623,687
Lithia Motors, Inc. Class A (sub. vtg.)	12,120	3,624,607
O'Reilly Automotive, Inc. (a)	9,162	9,962,942
		19,741,308
TOTAL COMMON STOCKS (Cost $55,627,052)		98,271,487

Convertible Preferred Stocks - 0.0%
	Shares	Value ($)
Electronic Equipment, Instruments & Components - 0.0%
Electronic Components - 0.0%
CelLink Corp. Series D (a)(c)(d) (Cost $77,048)	3,700	34,817

Money Market Funds - 19.0%
	Shares	Value ($)
Fidelity Securities Lending Cash Central Fund 5.39% (e)(f) (Cost $18,677,977)	18,676,110	18,677,977

TOTAL INVESTMENT IN SECURITIES - 118.7% (Cost $74,382,077)	116,984,281
NET OTHER ASSETS (LIABILITIES) - (18.7)%	(18,443,646)
NET ASSETS - 100.0%	98,540,635

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $34,817 or 0.0% of net assets.

(d)	Level 3 security
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
CelLink Corp. Series D	1/20/22	77,048

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	311,913	39,698,934	40,010,847	27,716	-	-	-	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	19,448,485	232,077,174	232,847,682	180,416	-	-	18,677,977	0.1%
Total	19,760,398	271,776,108	272,858,529	208,132	-	-	18,677,977

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	98,271,487	98,271,487	-	-

Convertible Preferred Stocks	34,817	-	-	34,817

Money Market Funds	18,677,977	18,677,977	-	-
Total Investments in Securities:	116,984,281	116,949,464	-	34,817
Automotive Portfolio
Financial Statements
Statement of Assets and Liabilities
		February 29, 2024

Assets
Investment in securities, at value (including securities loaned of $18,524,552) - See accompanying schedule:
Unaffiliated issuers (cost $55,704,100)	$98,306,304
Fidelity Central Funds (cost $18,677,977)	18,677,977

Total Investment in Securities (cost $74,382,077)		$116,984,281
Receivable for investments sold		842,215
Receivable for fund shares sold		117,530
Dividends receivable		129,231
Distributions receivable from Fidelity Central Funds		9,014
Prepaid expenses		146
Other receivables		3,102
Total assets		118,085,519
Liabilities
Payable to custodian bank	$635,126
Payable for fund shares redeemed	134,455
Accrued management fee	41,733
Other affiliated payables	18,848
Other payables and accrued expenses	37,154
Collateral on securities loaned	18,677,568
Total Liabilities		19,544,884
Net Assets		$98,540,635
Net Assets consist of:
Paid in capital		$67,254,558
Total accumulated earnings (loss)		31,286,077
Net Assets		$98,540,635
Net Asset Value, offering price and redemption price per share ($98,540,635 ÷ 1,756,944 shares)		$56.09
Statement of Operations
		Year ended February 29, 2024
Investment Income
Dividends		$1,712,497
Income from Fidelity Central Funds (including $180,416 from security lending)		208,132
Total Income		1,920,629
Expenses
Management fee	$591,272
Transfer agent fees	274,629
Accounting fees	40,010
Custodian fees and expenses	15,544
Independent trustees' fees and expenses	739
Registration fees	27,941
Audit	40,084
Legal	547
Interest	1,700
Miscellaneous	509
Total expenses before reductions	992,975
Expense reductions	(8,440)
Total expenses after reductions		984,535
Net Investment income (loss)		936,094
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	3,167,881
Foreign currency transactions	9,168
Total net realized gain (loss)		3,177,049
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	14,599,482
Assets and liabilities in foreign currencies	300
Total change in net unrealized appreciation (depreciation)		14,599,782
Net gain (loss)		17,776,831
Net increase (decrease) in net assets resulting from operations		$18,712,925
Statement of Changes in Net Assets

	Year ended February 29, 2024	Year ended February 28, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$936,094	$848,956
Net realized gain (loss)	3,177,049	(14,147,544)
Change in net unrealized appreciation (depreciation)	14,599,782	(16,316,208)
Net increase (decrease) in net assets resulting from operations	18,712,925	(29,614,796)
Distributions to shareholders	(934,081)	(2,701,513)

Share transactions
Proceeds from sales of shares	62,471,091	45,458,045
Reinvestment of distributions	852,504	2,537,929
Cost of shares redeemed	(89,040,975)	(74,376,081)

Net increase (decrease) in net assets resulting from share transactions	(25,717,380)	(26,380,107)
Total increase (decrease) in net assets	(7,938,536)	(58,696,416)

Net Assets
Beginning of period	106,479,171	165,175,587
End of period	$98,540,635	$106,479,171

Other Information
Shares
Sold	1,216,841	949,641
Issued in reinvestment of distributions	16,302	51,998
Redeemed	(1,791,277)	(1,606,800)
Net increase (decrease)	(558,134)	(605,161)

Financial Highlights
Automotive Portfolio

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$45.99	$56.56	$54.21	$34.91	$33.29
Income from Investment Operations
Net investment income (loss) B,C	.41	.34 D	.23 E	.05 F	.46 G
Net realized and unrealized gain (loss)	10.14	(9.86)	3.82	23.73	2.67 H
Total from investment operations	10.55	(9.52)	4.05	23.78	3.13
Distributions from net investment income	(.45)	(.28)	(.29)	(.01)	(.49) I
Distributions from net realized gain	-	(.77)	(1.40)	(4.47)	(1.02) I
Total distributions	(.45)	(1.05)	(1.70) J	(4.48)	(1.51)
Net asset value, end of period	$56.09	$45.99	$56.56	$54.21	$34.91
Total Return K	23.02%	(16.92)%	7.20%	78.19%	9.14% H
Ratios to Average Net Assets C,L,M
Expenses before reductions	.88%	.89%	.80%	.88%	1.00%
Expenses net of fee waivers, if any	.87%	.88%	.80%	.88%	1.00%
Expenses net of all reductions	.87%	.88%	.80%	.87%	.99%
Net investment income (loss)	.83%	.73% D	.37% E	.10% F	1.33% G
Supplemental Data
Net assets, end of period (000 omitted)	$98,541	$106,479	$165,176	$198,225	$36,480
Portfolio turnover rate N	60%	54%	69%	56%	45%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .54%.

ENet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.10 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .20%.

FNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.14 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.21)%.

GNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.07%.

HNet realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.19 per share. Excluding these litigation proceeds, the total return would have been 8.58%.

IThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

JTotal distributions per share do not sum due to rounding.

KTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

LFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

MExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

NAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Communication Services Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 29, 2024	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	42.98%	12.72%	9.81%
Class M (incl. 3.50% sales charge)	46.04%	12.97%	9.93%
Class C (incl. contingent deferred sales charge)	49.62%	13.23%	10.04%
Communication Services Portfolio	52.13%	14.39%	10.63%
Class I	52.15%	14.41%	10.64%
Class Z	52.36%	14.56%	10.72%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class A, Class M, Class C, Class I and Class Z shares took place on November 30, 2018. Returns prior to November 30, 2018, are those of Communication Services Portfolio, the original class of the fund.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Communication Services Portfolio, a class of the fund, on February 28, 2014.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Communication Services Portfolio
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 30.45% for the 12 months ending February 29, 2024, according to the S&P 500® index, as robust earnings, a slowing in the pace of inflation and resilient late-cycle expansion of the U.S. economy aided risk assets. The index ended February at a record high. Notably, the rally has been driven by a narrow set of firms in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. This is mostly reflected in semiconductor-related stocks (+113%) and media & entertainment (+68%) names. A likely shift in monetary policy also provided a boost. Aggressive rate hikes by the U.S. Federal Reserve continued until late July, when the Fed decided to pause a series of increases that began in March 2022 at a 22-year high while it observed the effect on inflation and the economy. Following the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline and gained 14.09% through year-end and added 1.68% in January and 5.34% in February. By sector for the full 12 months, information technology (+61%) and communication services (+58%) were standouts, with AI a major tailwind. In sharp contrast, the defensive-oriented utilities sector (-1%) fared worst. Other notable laggards included real estate (+7%) and consumer staples (+8%), each also considered defensive, and energy (+6%).
Comments from Portfolio Manager Matthew Drukker:
For the fiscal year ending February 29, 2024, the fund's share classes (excluding sales charges, if applicable) gained about 51% to 52%, versus 42.33% for the MSCI US IMI Communication Services 25/50 (Media Linked) Index and 30.45% for the broad-based S&P 500® index. The biggest contributor to performance versus the sector index was an underweight in the integrated telecommunication services industry. Security selection among movies & entertainment stocks also boosted the portfolio's relative result. Comparatively light exposure to broadcasting companies was another plus. The top individual relative contributor was our stake in Meta Platforms (+180%), one the fund's top holdings. An underweight in AT&T (-4%), which was among our biggest holdings, proved advantageous as well. This period we increased our position in the stock. Another notable relative contributor was our non-index stake in Uber Technologies (+140%), one of the portfolio's largest holdings at period end. In contrast, the primary detractors from performance versus the sector index were investment choices and an overweight in the cable & satellite industry. Picks among interactive home entertainment and advertising firms also hampered the fund's relative return. The biggest individual relative detractor was an overweight in Liberty Broadband (-31%), one of the fund's largest holdings. Outsized exposure to Charter Communications (-19%) also hurt. The stock was among the portfolio's more sizable holdings this period. An underweight in Alphabet (+54%), one of our largest positions, was detrimental as well. Notable changes in positioning include higher allocations to the integrated telecommunication services and broadline retail industries.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Communication Services Portfolio
Investment Summary February 29, 2024 (Unaudited)
Top Holdings (% of Fund's net assets)

Meta Platforms, Inc. Class A	24.7
Alphabet, Inc. Class A	18.7
The Walt Disney Co.	6.2
Amazon.com, Inc.	4.8
AT&T, Inc.	4.7
T-Mobile U.S., Inc.	3.5
Netflix, Inc.	3.4
Uber Technologies, Inc.	2.4
Liberty Broadband Corp. Class A	2.2
Comcast Corp. Class A	2.2
72.8

Industries (% of Fund's net assets)

Interactive Media & Services	48.2
Entertainment	21.1
Media	7.5
Diversified Telecommunication Services	6.8
Broadline Retail	4.8
Wireless Telecommunication Services	3.5
Ground Transportation	2.4
Consumer Staples Distribution & Retail	0.0
Financial Services	0.0
IT Services	0.0
Software	0.0

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Communication Services Portfolio
Schedule of Investments February 29, 2024
Showing Percentage of Net Assets
Common Stocks - 94.2%
	Shares	Value ($)
Broadline Retail - 4.8%
Broadline Retail - 4.8%
Amazon.com, Inc. (a)	414,500	73,267,020
Consumer Staples Distribution & Retail - 0.0%
Food Retail - 0.0%
Maplebear, Inc. (NASDAQ) (b)	2,700	87,858
Diversified Telecommunication Services - 6.8%
Alternative Carriers - 2.1%
GCI Liberty, Inc. Class A (Escrow) (c)(d)	158,132	2
Liberty Global Ltd. Class C (b)	857,400	15,904,770
Liberty Latin America Ltd. Class C (a)	2,499,886	16,299,257
		32,204,029
Integrated Telecommunication Services - 4.7%
AT&T, Inc.	4,161,600	70,455,888
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		102,659,917
Entertainment - 21.1%
Interactive Home Entertainment - 3.9%
Capcom Co. Ltd.	139,900	5,626,048
Roblox Corp. (a)	239,300	9,548,070
Sea Ltd. ADR (a)	421,900	20,470,588
Skillz, Inc. (a)(b)	1,330	9,097
Take-Two Interactive Software, Inc. (a)	92,800	13,635,104
Ubisoft Entertainment SA (a)	447,400	10,251,258
		59,540,165
Movies & Entertainment - 17.2%
Atlanta Braves Holdings, Inc.	8,052	314,994
Endeavor Group Holdings, Inc. (b)	300,800	7,234,240
Liberty Media Corp. Liberty Formula One Class A	430,962	28,249,559
Liberty Media Corp. Liberty Live Series A	12,132	468,174
Lions Gate Entertainment Corp.:
Class A (a)(b)	34,500	334,995
Class B (a)	691,134	6,275,497
Marcus Corp. (b)	360,700	5,291,469
Netflix, Inc. (a)	86,300	52,031,996
Roku, Inc. Class A (a)	246,300	15,561,234
Spotify Technology SA (a)	47,500	12,179,475
The Walt Disney Co.	834,171	93,076,800
TKO Group Holdings, Inc.	295,900	24,775,707
Warner Music Group Corp. Class A	406,500	14,199,045
		259,993,185
TOTAL ENTERTAINMENT		319,533,350
Financial Services - 0.0%
Diversified Financial Services - 0.0%
Screaming Eagle Acquisition Corp. (a)	55,700	593,762
Ground Transportation - 2.4%
Passenger Ground Transportation - 2.4%
Uber Technologies, Inc. (a)	454,400	36,124,800
Interactive Media & Services - 48.1%
Interactive Media & Services - 48.1%
Alphabet, Inc. Class A (a)	2,050,200	283,870,692
Angi, Inc. (a)(b)	2,725,600	7,822,472
Match Group, Inc. (a)	697,070	25,122,403
Meta Platforms, Inc. Class A	763,800	374,361,294
Pinterest, Inc. Class A (a)	339,400	12,455,980
Snap, Inc. Class A (a)	2,314,200	25,502,484
		729,135,325
IT Services - 0.0%
Internet Services & Infrastructure - 0.0%
X Holdings Corp. Class A (c)(d)	17,240	462,894
Media - 7.5%
Advertising - 0.0%
S4 Capital PLC (a)(b)	929,800	470,414
Broadcasting - 0.2%
Paramount Global Class B	257,900	2,847,216
Cable & Satellite - 7.3%
Altice U.S.A., Inc. Class A (a)(b)	4,884,200	14,506,074
Charter Communications, Inc. Class A (a)	99,500	29,246,035
Comcast Corp. Class A	758,300	32,493,155
Liberty Broadband Corp. Class A (a)	560,923	33,739,518
		109,984,782
TOTAL MEDIA		113,302,412
Software - 0.0%
Application Software - 0.0%
Klaviyo, Inc. Class A (b)	2,700	71,550
Wireless Telecommunication Services - 3.5%
Wireless Telecommunication Services - 3.5%
T-Mobile U.S., Inc.	326,450	53,309,285
TOTAL COMMON STOCKS (Cost $984,089,363)		1,428,548,173

Convertible Preferred Stocks - 0.1%
	Shares	Value ($)
Interactive Media & Services - 0.1%
Interactive Media & Services - 0.1%
Reddit, Inc. Series F (a)(c)(d) (Cost $3,584,075)	58,000	1,697,660

Money Market Funds - 5.1%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (e)	52,316,072	52,326,536
Fidelity Securities Lending Cash Central Fund 5.39% (e)(f)	24,396,277	24,398,716
TOTAL MONEY MARKET FUNDS (Cost $76,725,252)		76,725,252

TOTAL INVESTMENT IN SECURITIES - 99.4% (Cost $1,064,398,690)	1,506,971,085
NET OTHER ASSETS (LIABILITIES) - 0.6%	9,275,933
NET ASSETS - 100.0%	1,516,247,018

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,160,556 or 0.1% of net assets.

(d)	Level 3 security
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
GCI Liberty, Inc. Class A (Escrow)	5/23/23	0

Reddit, Inc. Series F	8/11/21	3,584,075

X Holdings Corp. Class A	10/27/21	1,266,192

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	10,672,051	499,991,975	458,337,490	813,766	-	-	52,326,536	0.1%
Fidelity Securities Lending Cash Central Fund 5.39%	29,126,676	231,259,669	235,987,629	26,514	-	-	24,398,716	0.1%
Total	39,798,727	731,251,644	694,325,119	840,280	-	-	76,725,252

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	1,428,548,173	1,428,085,277	-	462,896

Convertible Preferred Stocks	1,697,660	-	-	1,697,660

Money Market Funds	76,725,252	76,725,252	-	-
Total Investments in Securities:	1,506,971,085	1,504,810,529	-	2,160,556

Net Unrealized Depreciation on Unfunded Commitments	(113,461)	-	(113,461)	-
Total	(113,461)	-	(113,461)	-
Communication Services Portfolio
Financial Statements
Statement of Assets and Liabilities
		February 29, 2024

Assets
Investment in securities, at value (including securities loaned of $23,548,494) - See accompanying schedule:
Unaffiliated issuers (cost $987,673,438)	$1,430,245,833
Fidelity Central Funds (cost $76,725,252)	76,725,252

Total Investment in Securities (cost $1,064,398,690)		$1,506,971,085
Foreign currency held at value (cost $16)		16
Receivable for investments sold		33,789,081
Receivable for fund shares sold		1,430,656
Dividends receivable		731,247
Distributions receivable from Fidelity Central Funds		96,035
Prepaid expenses		1,307
Other receivables		5,158
Total assets		1,543,024,585
Liabilities
Unrealized depreciation on unfunded commitments	$113,461
Payable for fund shares redeemed	1,275,995
Accrued management fee	649,669
Distribution and service plan fees payable	26,069
Other affiliated payables	266,340
Other payables and accrued expenses	48,211
Collateral on securities loaned	24,397,822
Total Liabilities		26,777,567
Net Assets		$1,516,247,018
Net Assets consist of:
Paid in capital		$1,052,263,948
Total accumulated earnings (loss)		463,983,070
Net Assets		$1,516,247,018

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($56,157,356 ÷ 594,751 shares)(a)		$94.42
Maximum offering price per share (100/94.25 of $94.42)		$100.18
Class M :
Net Asset Value and redemption price per share ($9,724,986 ÷ 104,067 shares)(a)		$93.45
Maximum offering price per share (100/96.50 of $93.45)		$96.84
Class C :
Net Asset Value and offering price per share ($13,073,516 ÷ 143,303 shares)(a)		$91.23
Communication Services :
Net Asset Value, offering price and redemption price per share ($1,359,432,160 ÷ 14,206,653 shares)		$95.69
Class I :
Net Asset Value, offering price and redemption price per share ($43,534,079 ÷ 454,971 shares)		$95.69
Class Z :
Net Asset Value, offering price and redemption price per share ($34,324,921 ÷ 356,568 shares)		$96.26
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
		Year ended February 29, 2024
Investment Income
Dividends		$4,339,935
Special dividends		659,674
Income from Fidelity Central Funds (including $26,514 from security lending)		840,280
Total Income		5,839,889
Expenses
Management fee	$5,768,410
Transfer agent fees	2,103,854
Distribution and service plan fees	230,840
Accounting fees	325,691
Custodian fees and expenses	18,792
Independent trustees' fees and expenses	6,197
Registration fees	182,818
Audit	46,470
Legal	1,375
Miscellaneous	4,885
Total expenses before reductions	8,689,332
Expense reductions	(79,523)
Total expenses after reductions		8,609,809
Net Investment income (loss)		(2,769,920)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	67,277,814
Redemptions in-kind	17,676,083
Foreign currency transactions	(4,141)
Total net realized gain (loss)		84,949,756
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	370,044,422
Unfunded commitments	(113,461)
Assets and liabilities in foreign currencies	169
Total change in net unrealized appreciation (depreciation)		369,931,130
Net gain (loss)		454,880,886
Net increase (decrease) in net assets resulting from operations		$452,110,966
Statement of Changes in Net Assets

	Year ended February 29, 2024	Year ended February 28, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(2,769,920)	$(3,828,083)
Net realized gain (loss)	84,949,756	(27,566,910)
Change in net unrealized appreciation (depreciation)	369,931,130	(178,867,990)
Net increase (decrease) in net assets resulting from operations	452,110,966	(210,262,983)

Share transactions - net increase (decrease)	302,888,039	(73,791,815)

Total increase (decrease) in net assets	754,999,005	(284,054,798)

Net Assets
Beginning of period	761,248,013	1,045,302,811
End of period	$1,516,247,018	$761,248,013

Financial Highlights
Fidelity Advisor® Communication Services Fund Class A

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$62.24	$78.37	$87.31	$60.63	$74.85
Income from Investment Operations
Net investment income (loss) B,C	(.40) D	(.48)	(.60)	(.59)	(.30)
Net realized and unrealized gain (loss)	32.58	(15.65)	(3.18)	30.37	8.77
Total from investment operations	32.18	(16.13)	(3.78)	29.78	8.47
Distributions from net realized gain	-	-	(5.16)	(3.10)	(22.69)
Total distributions	-	-	(5.16)	(3.10)	(22.69)
Net asset value, end of period	$94.42	$62.24	$78.37	$87.31	$60.63
Total Return E,F	51.70%	(20.58)%	(5.05)%	50.81%	11.90%
Ratios to Average Net Assets C,G,H
Expenses before reductions	1.05%	1.07%	1.03%	1.08%	1.07%
Expenses net of fee waivers, if any	1.04%	1.07%	1.03%	1.08%	1.07%
Expenses net of all reductions	1.04%	1.07%	1.03%	1.07%	1.06%
Net investment income (loss)	(.51)% D	(.74)%	(.65)%	(.81)%	(.47)%
Supplemental Data
Net assets, end of period (000 omitted)	$56,157	$24,285	$33,679	$22,962	$9,947
Portfolio turnover rate I	45% J	45%	57%	63%	73%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.57)%.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the sales charges.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

JPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Communication Services Fund Class M

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$61.75	$77.94	$86.94	$60.52	$74.82
Income from Investment Operations
Net investment income (loss) B,C	(.59) D	(.63)	(.82)	(.77)	(.48)
Net realized and unrealized gain (loss)	32.29	(15.56)	(3.15)	30.29	8.75
Total from investment operations	31.70	(16.19)	(3.97)	29.52	8.27
Distributions from net realized gain	-	-	(5.03)	(3.10)	(22.57)
Total distributions	-	-	(5.03)	(3.10)	(22.57)
Net asset value, end of period	$93.45	$61.75	$77.94	$86.94	$60.52
Total Return E,F	51.34%	(20.77)%	(5.28)%	50.47%	11.58%
Ratios to Average Net Assets C,G,H
Expenses before reductions	1.30%	1.31%	1.27%	1.32%	1.35%
Expenses net of fee waivers, if any	1.29%	1.31%	1.27%	1.32%	1.35%
Expenses net of all reductions	1.29%	1.31%	1.27%	1.32%	1.34%
Net investment income (loss)	(.76)% D	(.98)%	(.88)%	(1.06)%	(.75)%
Supplemental Data
Net assets, end of period (000 omitted)	$9,725	$3,499	$5,817	$5,386	$2,264
Portfolio turnover rate I	45% J	45%	57%	63%	73%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.82)%.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the sales charges.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

JPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Communication Services Fund Class C

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$60.57	$76.81	$86.05	$60.20	$74.76
Income from Investment Operations
Net investment income (loss) B,C	(.93) D	(.90)	(1.27)	(1.12)	(.81)
Net realized and unrealized gain (loss)	31.59	(15.34)	(3.07)	30.07	8.74
Total from investment operations	30.66	(16.24)	(4.34)	28.95	7.93
Distributions from net realized gain	-	-	(4.90)	(3.10)	(22.49)
Total distributions	-	-	(4.90)	(3.10)	(22.49)
Net asset value, end of period	$91.23	$60.57	$76.81	$86.05	$60.20
Total Return E,F	50.62%	(21.14)%	(5.76)%	49.77%	11.01%
Ratios to Average Net Assets C,G,H
Expenses before reductions	1.77%	1.78%	1.78%	1.80%	1.86%
Expenses net of fee waivers, if any	1.77%	1.78%	1.78%	1.80%	1.86%
Expenses net of all reductions	1.77%	1.78%	1.78%	1.79%	1.85%
Net investment income (loss)	(1.24)% D	(1.45)%	(1.39)%	(1.53)%	(1.26)%
Supplemental Data
Net assets, end of period (000 omitted)	$13,074	$7,478	$8,938	$6,856	$1,982
Portfolio turnover rate I	45% J	45%	57%	63%	73%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (1.30)%.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the contingent deferred sales charge.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

JPortfolio turnover rate excludes securities received or delivered in-kind.

Communication Services Portfolio

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$62.90	$78.98	$87.88	$60.82	$74.88
Income from Investment Operations
Net investment income (loss) B,C	(.18) D	(.30)	(.34)	(.36)	(.12)
Net realized and unrealized gain (loss)	32.97	(15.78)	(3.22)	30.52	8.79
Total from investment operations	32.79	(16.08)	(3.56)	30.16	8.67
Distributions from net realized gain	-	-	(5.34)	(3.10)	(22.73)
Total distributions	-	-	(5.34)	(3.10)	(22.73)
Net asset value, end of period	$95.69	$62.90	$78.98	$87.88	$60.82
Total Return E	52.13%	(20.36)%	(4.79)%	51.29%	12.22%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.77%	.80%	.75%	.77%	.78%
Expenses net of fee waivers, if any	.76%	.79%	.74%	.77%	.78%
Expenses net of all reductions	.76%	.79%	.74%	.76%	.77%
Net investment income (loss)	(.23)% D	(.47)%	(.36)%	(.51)%	(.18)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,359,432	$710,710	$958,304	$859,871	$577,157
Portfolio turnover rate H	45% I	45%	57%	63%	73%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.29)%.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Communication Services Fund Class I

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$62.89	$78.93	$87.86	$60.80	$74.89
Income from Investment Operations
Net investment income (loss) B,C	(.17) D	(.28)	(.34)	(.39)	(.11)
Net realized and unrealized gain (loss)	32.97	(15.76)	(3.22)	30.55	8.78
Total from investment operations	32.80	(16.04)	(3.56)	30.16	8.67
Distributions from net realized gain	-	-	(5.37)	(3.10)	(22.76)
Total distributions	-	-	(5.37)	(3.10)	(22.76)
Net asset value, end of period	$95.69	$62.89	$78.93	$87.86	$60.80
Total Return E	52.15%	(20.32)%	(4.79)%	51.31%	12.22%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.76%	.76%	.75%	.78%	.77%
Expenses net of fee waivers, if any	.75%	.75%	.75%	.77%	.77%
Expenses net of all reductions	.75%	.75%	.75%	.77%	.76%
Net investment income (loss)	(.22)% D	(.43)%	(.37)%	(.51)%	(.17)%
Supplemental Data
Net assets, end of period (000 omitted)	$43,534	$11,961	$32,089	$26,521	$2,493
Portfolio turnover rate H	45% I	45%	57%	63%	73%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.28)%.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Communication Services Fund Class Z

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$63.18	$79.20	$88.04	$60.85	$74.89
Income from Investment Operations
Net investment income (loss) B,C	(.07) D	(.19)	(.22)	(.28)	(.03)
Net realized and unrealized gain (loss)	33.15	(15.83)	(3.23)	30.57	8.80
Total from investment operations	33.08	(16.02)	(3.45)	30.29	8.77
Distributions from net realized gain	-	-	(5.39)	(3.10)	(22.81)
Total distributions	-	-	(5.39)	(3.10)	(22.81)
Net asset value, end of period	$96.26	$63.18	$79.20	$88.04	$60.85
Total Return E	52.36%	(20.23)%	(4.65)%	51.48%	12.38%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.62%	.62%	.62%	.64%	.65%
Expenses net of fee waivers, if any	.61%	.62%	.61%	.64%	.65%
Expenses net of all reductions	.61%	.62%	.61%	.63%	.64%
Net investment income (loss)	(.08)% D	(.29)%	(.23)%	(.38)%	(.05)%
Supplemental Data
Net assets, end of period (000 omitted)	$34,325	$3,314	$6,477	$3,817	$1,833
Portfolio turnover rate H	45% I	45%	57%	63%	73%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.14)%.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Construction and Housing Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 29, 2024	Past 1 year	Past 5 years	Past 10 years
Construction and Housing Portfolio	31.93%	21.73%	14.85%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Construction and Housing Portfolio on February 28, 2014.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Construction and Housing Portfolio
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 30.45% for the 12 months ending February 29, 2024, according to the S&P 500® index, as robust earnings, a slowing in the pace of inflation and resilient late-cycle expansion of the U.S. economy aided risk assets. The index ended February at a record high. Notably, the rally has been driven by a narrow set of firms in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. This is mostly reflected in semiconductor-related stocks (+113%) and media & entertainment (+68%) names. A likely shift in monetary policy also provided a boost. Aggressive rate hikes by the U.S. Federal Reserve continued until late July, when the Fed decided to pause a series of increases that began in March 2022 at a 22-year high while it observed the effect on inflation and the economy. Following the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline and gained 14.09% through year-end and added 1.68% in January and 5.34% in February. By sector for the full 12 months, information technology (+61%) and communication services (+58%) were standouts, with AI a major tailwind. In sharp contrast, the defensive-oriented utilities sector (-1%) fared worst. Other notable laggards included real estate (+7%) and consumer staples (+8%), each also considered defensive, and energy (+6%).
Comments from Portfolio Manager Jordan Michaels:
For the fiscal year ending February 29, 2024, the fund gained 31.93%, versus 33.49% for the MSCI U.S. IMI Construction & Housing 25/50 Index and 30.45% for the broad-based S&P 500® index. Relative to the industry index, security selection was the primary detractor, especially within construction & engineering. Security selection in multi-family residential REITs also hurt. An underweight in homebuilding also hampered the fund's relative result. Also detracting from the fund's relative performance were picks and an overweight in home improvement retail. The largest individual relative detractor was an overweight in Elme Communities (-28%). The second-largest relative detractor was an overweight in WillScot Mobile Mini Holdings (-7%). WillScot Mobile Mini was among the fund's biggest holdings this period. An overweight in Johnson Controls International (-3%) also detracted. Johnson Controls was among the fund's largest holdings. In contrast, the biggest contributor to performance versus the industry index was stock selection in homebuilding. An underweight in multi-family residential REITs also boosted the fund's relative performance. Also contributing to our result was stock picking in homefurnishing retail. The top individual relative contributor was an overweight in Builders FirstSource (+128%). Builders FirstSource was one of our biggest holdings, though we reduced our investment. A second notable relative contributor was an overweight in PulteGroup (+99%). PulteGroup was among the fund's largest holdings, thought we reduced the position. Another notable relative contributor was our non-index stake in Williams-Sonoma (+93%). Notable changes in positioning include increased exposure to the construction materials industry and a lower allocation to multi-family residential REITs.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Construction and Housing Portfolio
Investment Summary February 29, 2024 (Unaudited)
Top Holdings (% of Fund's net assets)

The Home Depot, Inc.	17.8
Lowe's Companies, Inc.	13.8
Trane Technologies PLC	4.6
Johnson Controls International PLC	4.2
Martin Marietta Materials, Inc.	3.5
Builders FirstSource, Inc.	2.8
Invitation Homes, Inc.	2.7
PulteGroup, Inc.	2.6
Quanta Services, Inc.	2.5
NVR, Inc.	2.5
57.0

Industries (% of Fund's net assets)

Specialty Retail	35.4
Building Products	22.8
Household Durables	14.8
Equity Real Estate Investment Trusts (Reits)	10.0
Construction & Engineering	8.7
Construction Materials	5.9
Real Estate Management & Development	0.6
Chemicals	0.4
Ground Transportation	0.3
Electrical Equipment	0.2
Trading Companies & Distributors	0.2

Construction and Housing Portfolio
Schedule of Investments February 29, 2024
Showing Percentage of Net Assets
Common Stocks - 99.3%
	Shares	Value ($)
Building Products - 22.8%
Building Products - 22.8%
AAON, Inc.	81,800	6,869,564
Apogee Enterprises, Inc.	58,230	3,331,338
Armstrong World Industries, Inc.	53,620	6,467,108
Builders FirstSource, Inc. (a)	104,675	20,430,467
Carlisle Companies, Inc.	44,870	15,704,500
Carrier Global Corp.	292,180	16,239,364
Fortune Brands Innovations, Inc.	124,680	10,141,471
Johnson Controls International PLC	531,141	31,480,727
MasterBrand, Inc. (a)	157,780	2,731,172
Simpson Manufacturing Co. Ltd.	56,437	11,777,273
The AZEK Co., Inc. (a)	161,380	7,763,992
Trane Technologies PLC	121,960	34,389,061
UFP Industries, Inc.	17,556	2,012,444
		169,338,481
Chemicals - 0.4%
Specialty Chemicals - 0.4%
Sherwin-Williams Co.	8,020	2,662,881
Construction & Engineering - 8.7%
Construction & Engineering - 8.7%
AECOM	142,570	12,664,493
Comfort Systems U.S.A., Inc.	10,400	3,179,592
EMCOR Group, Inc.	35,670	11,183,258
Granite Construction, Inc.	49,048	2,527,443
Quanta Services, Inc.	76,949	18,583,953
Willscot Mobile Mini Holdings (a)	349,870	16,706,293
		64,845,032
Construction Materials - 5.9%
Construction Materials - 5.9%
CRH PLC	46,370	3,909,455
Eagle Materials, Inc.	33,370	8,460,964
Martin Marietta Materials, Inc.	44,500	25,708,095
Vulcan Materials Co.	22,696	6,033,732
		44,112,246
Electrical Equipment - 0.2%
Electrical Components & Equipment - 0.2%
Generac Holdings, Inc. (a)	12,000	1,350,120
Equity Real Estate Investment Trusts (REITs) - 10.0%
Multi-Family Residential REITs - 5.3%
Elme Communities (SBI)	752,620	9,693,746
Equity Residential (SBI)	102,790	6,188,986
Essex Property Trust, Inc.	48,870	11,308,518
Mid-America Apartment Communities, Inc.	95,390	11,988,615
		39,179,865
Single-Family Residential REITs - 4.7%
Equity Lifestyle Properties, Inc.	26,470	1,781,960
Invitation Homes, Inc.	581,580	19,814,431
Sun Communities, Inc.	98,630	13,192,749
		34,789,140
TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)		73,969,005
Ground Transportation - 0.3%
Cargo Ground Transportation - 0.3%
U-Haul Holding Co. (non-vtg.)	29,700	1,888,029
Household Durables - 14.8%
Home Furnishings - 1.6%
Tempur Sealy International, Inc.	211,540	11,522,584
Homebuilding - 13.1%
Beazer Homes U.S.A., Inc. (a)	60,500	1,895,465
Blu Investments LLC (a)(b)(c)	11,990,913	3,717
D.R. Horton, Inc.	64,016	9,566,551
KB Home	146,830	9,753,917
Lennar Corp. Class A	38,730	6,139,092
M/I Homes, Inc. (a)	20,480	2,600,755
NVR, Inc. (a)	2,416	18,423,377
PulteGroup, Inc.	175,475	19,017,981
Toll Brothers, Inc.	123,460	14,153,454
TopBuild Corp. (a)	38,980	15,684,772
		97,239,081
Household Appliances - 0.1%
Whirlpool Corp. (d)	10,390	1,115,782
TOTAL HOUSEHOLD DURABLES		109,877,447
Real Estate Management & Development - 0.6%
Diversified Real Estate Activities - 0.2%
The RMR Group, Inc.	47,260	1,156,452
Real Estate Services - 0.4%
Cushman & Wakefield PLC (a)	288,785	2,884,962
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		4,041,414
Specialty Retail - 35.4%
Home Improvement Retail - 33.9%
Floor & Decor Holdings, Inc. Class A (a)(d)	142,370	17,243,854
Lowe's Companies, Inc.	424,055	102,057,317
The Home Depot, Inc.	347,490	132,258,170
		251,559,341
Homefurnishing Retail - 1.5%
Williams-Sonoma, Inc.	49,080	11,559,812
TOTAL SPECIALTY RETAIL		263,119,153
Trading Companies & Distributors - 0.2%
Trading Companies & Distributors - 0.2%
WESCO International, Inc.	10,300	1,539,747
TOTAL COMMON STOCKS (Cost $428,866,850)		736,743,555

Money Market Funds - 3.2%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (e)	5,002,395	5,003,395
Fidelity Securities Lending Cash Central Fund 5.39% (e)(f)	18,899,585	18,901,475
TOTAL MONEY MARKET FUNDS (Cost $23,904,870)		23,904,870

TOTAL INVESTMENT IN SECURITIES - 102.5% (Cost $452,771,720)	760,648,425
NET OTHER ASSETS (LIABILITIES) - (2.5)%	(18,217,487)
NET ASSETS - 100.0%	742,430,938

Legend

(a)	Non-income producing
(b)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,717 or 0.0% of net assets.

(c)	Level 3 security
(d)	Security or a portion of the security is on loan at period end.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Blu Investments LLC	5/21/20	20,739

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	3,549,508	132,598,454	131,144,567	191,958	-	-	5,003,395	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	25,266,725	156,837,737	163,202,987	16,288	-	-	18,901,475	0.1%
Total	28,816,233	289,436,191	294,347,554	208,246	-	-	23,904,870

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	736,743,555	736,739,838	-	3,717

Money Market Funds	23,904,870	23,904,870	-	-
Total Investments in Securities:	760,648,425	760,644,708	-	3,717
Construction and Housing Portfolio
Financial Statements
Statement of Assets and Liabilities
		February 29, 2024

Assets
Investment in securities, at value (including securities loaned of $18,220,373) - See accompanying schedule:
Unaffiliated issuers (cost $428,866,850)	$736,743,555
Fidelity Central Funds (cost $23,904,870)	23,904,870

Total Investment in Securities (cost $452,771,720)		$760,648,425
Receivable for investments sold		9,372,829
Receivable for fund shares sold		1,237,459
Dividends receivable		245,549
Distributions receivable from Fidelity Central Funds		16,561
Prepaid expenses		776
Other receivables		754
Total assets		771,522,353
Liabilities
Payable for investments purchased	$9,191,757
Payable for fund shares redeemed	527,008
Accrued management fee	306,269
Other affiliated payables	129,336
Other payables and accrued expenses	35,570
Collateral on securities loaned	18,901,475
Total Liabilities		29,091,415
Net Assets		$742,430,938
Net Assets consist of:
Paid in capital		$429,136,678
Total accumulated earnings (loss)		313,294,260
Net Assets		$742,430,938
Net Asset Value, offering price and redemption price per share ($742,430,938 ÷ 6,412,177 shares)		$115.78
Statement of Operations
		Year ended February 29, 2024
Investment Income
Dividends		$9,638,419
Income from Fidelity Central Funds (including $16,288 from security lending)		208,246
Total Income		9,846,665
Expenses
Management fee	$3,049,537
Transfer agent fees	1,114,500
Accounting fees	198,097
Custodian fees and expenses	11,358
Independent trustees' fees and expenses	3,507
Registration fees	50,090
Audit	39,683
Legal	609
Miscellaneous	2,779
Total expenses before reductions	4,470,160
Expense reductions	(42,840)
Total expenses after reductions		4,427,320
Net Investment income (loss)		5,419,345
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	21,744,771
Total net realized gain (loss)		21,744,771
Change in net unrealized appreciation (depreciation) on investment securities		140,302,275
Net gain (loss)		162,047,046
Net increase (decrease) in net assets resulting from operations		$167,466,391
Statement of Changes in Net Assets

	Year ended February 29, 2024	Year ended February 28, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,419,345	$4,652,110
Net realized gain (loss)	21,744,771	(12,450,749)
Change in net unrealized appreciation (depreciation)	140,302,275	(9,276,236)
Net increase (decrease) in net assets resulting from operations	167,466,391	(17,074,875)
Distributions to shareholders	(5,426,559)	(3,697,710)

Share transactions
Proceeds from sales of shares	282,431,549	79,113,675
Reinvestment of distributions	4,899,398	3,425,079
Cost of shares redeemed	(205,636,762)	(276,407,546)

Net increase (decrease) in net assets resulting from share transactions	81,694,185	(193,868,792)
Total increase (decrease) in net assets	243,734,017	(214,641,377)

Net Assets
Beginning of period	498,696,921	713,338,298
End of period	$742,430,938	$498,696,921

Other Information
Shares
Sold	2,864,855	926,693
Issued in reinvestment of distributions	45,759	40,601
Redeemed	(2,134,851)	(3,274,232)
Net increase (decrease)	775,763	(2,306,938)

Financial Highlights
Construction and Housing Portfolio

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$88.48	$89.80	$77.53	$58.56	$54.22
Income from Investment Operations
Net investment income (loss) B,C	.90	.76	.57	.59	.53
Net realized and unrealized gain (loss)	27.28	(1.42)	17.59	21.82	8.71
Total from investment operations	28.18	(.66)	18.16	22.41	9.24
Distributions from net investment income	(.88)	(.66)	(.53)	(.61)	(.60)
Distributions from net realized gain	-	-	(5.36)	(2.83)	(4.31)
Total distributions	(.88)	(.66)	(5.89)	(3.44)	(4.90) D
Net asset value, end of period	$115.78	$88.48	$89.80	$77.53	$58.56
Total Return E	31.93%	(.70)%	22.95%	41.70%	17.10%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.77%	.77%	.75%	.78%	.79%
Expenses net of fee waivers, if any	.76%	.76%	.75%	.78%	.79%
Expenses net of all reductions	.76%	.76%	.75%	.77%	.79%
Net investment income (loss)	.93%	.90%	.60%	.94%	.88%
Supplemental Data
Net assets, end of period (000 omitted)	$742,431	$498,697	$713,338	$343,461	$318,905
Portfolio turnover rate H	27%	20%	70%	93%	161%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Consumer Discretionary Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 29, 2024	Past 1 year	Past 5 years	Past 10 years
Consumer Discretionary Portfolio	33.59%	12.45%	11.32%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Consumer Discretionary Portfolio on February 28, 2014.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Consumer Discretionary Portfolio
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 30.45% for the 12 months ending February 29, 2024, according to the S&P 500® index, as robust earnings, a slowing in the pace of inflation and resilient late-cycle expansion of the U.S. economy aided risk assets. The index ended February at a record high. Notably, the rally has been driven by a narrow set of firms in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. This is mostly reflected in semiconductor-related stocks (+113%) and media & entertainment (+68%) names. A likely shift in monetary policy also provided a boost. Aggressive rate hikes by the U.S. Federal Reserve continued until late July, when the Fed decided to pause a series of increases that began in March 2022 at a 22-year high while it observed the effect on inflation and the economy. Following the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline and gained 14.09% through year-end and added 1.68% in January and 5.34% in February. By sector for the full 12 months, information technology (+61%) and communication services (+58%) were standouts, with AI a major tailwind. In sharp contrast, the defensive-oriented utilities sector (-1%) fared worst. Other notable laggards included real estate (+7%) and consumer staples (+8%), each also considered defensive, and energy (+6%).
Comments from Portfolio Manager Jordan Michaels:
For the fiscal year ending February 29, 2024, the fund gained 33.59%, versus 29.12% for the MSCI U.S. IMI Consumer Discretionary 25/50 Index and 30.45% for the broad-based S&P 500® index. Relative to the sector index, security selection was the primary contributor, led by our choices in the footwear industry. Stock selection in broadline retail also helped. Stock picking in the other specialty retail group also boosted the fund's relative performance. Also bolstering our relative result were security selection and an underweight in automobile manufacturers. The top individual relative contributor was an overweight in Deckers Outdoor (+114%), and we reduced our stake. A second notable relative contributor was an overweight in Amazon.com (+87%). Amazon.com was the fund's largest holding, though we reduced our investment this period. An overweight in PulteGroup (+100%) also helped. We reduced our holdings in PulteGroup. In contrast, the primary detractor from performance versus the sector index was stock picking in the consumer staples merchandise retail industry. An overweight in footwear and an underweight in homebuilding also hampered the fund's relative result. The biggest individual relative detractor was an overweight in Aptiv (-32%). This period we increased our position in Aptiv. An overweight stake in Dollar Tree gained roughly 1% and was the fund's second-largest relative detractor. We reduced our holdings in Dollar Tree. An overweight in Penn Entertainment (-41%) also detracted, and we trimmed the position. Notable changes in positioning include decreased exposure to the consumer staples merchandise retail industry and a higher allocation to the other specialty retail group.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Consumer Discretionary Portfolio
Investment Summary February 29, 2024 (Unaudited)
Top Holdings (% of Fund's net assets)

Amazon.com, Inc.	24.6
Tesla, Inc.	9.2
The Home Depot, Inc.	5.1
Lowe's Companies, Inc.	4.6
TJX Companies, Inc.	3.4
Hilton Worldwide Holdings, Inc.	3.0
McDonald's Corp.	2.9
NIKE, Inc. Class B	2.7
Dick's Sporting Goods, Inc.	2.2
Booking Holdings, Inc.	2.1
59.8

Industries (% of Fund's net assets)

Broadline Retail	25.5
Specialty Retail	23.4
Hotels, Restaurants & Leisure	18.4
Automobiles	10.8
Textiles, Apparel & Luxury Goods	10.7
Household Durables	4.1
Automobile Components	3.3
Consumer Staples Distribution & Retail	2.0
Building Products	0.8
Leisure Products	0.3
Commercial Services & Supplies	0.1

Consumer Discretionary Portfolio
Schedule of Investments February 29, 2024
Showing Percentage of Net Assets
Common Stocks - 99.4%
	Shares	Value ($)
Automobile Components - 3.3%
Automotive Parts & Equipment - 3.3%
Adient PLC (a)	87,520	2,970,429
Aptiv PLC (a)	140,970	11,205,705
Magna International, Inc. Class A (b)	71,600	3,946,592
		18,122,726
Automobiles - 10.8%
Automobile Manufacturers - 10.8%
General Motors Co.	217,990	8,933,230
Tesla, Inc. (a)	253,631	51,203,026
		60,136,256
Broadline Retail - 25.5%
Broadline Retail - 25.5%
Amazon.com, Inc. (a)	773,115	136,655,807
MercadoLibre, Inc. (a)	1,200	1,914,360
Ollie's Bargain Outlet Holdings, Inc. (a)	35,682	2,860,626
		141,430,793
Building Products - 0.8%
Building Products - 0.8%
The AZEK Co., Inc. (a)	86,776	4,174,793
Commercial Services & Supplies - 0.1%
Diversified Support Services - 0.1%
Vestis Corp.	35,577	667,425
Consumer Staples Distribution & Retail - 2.0%
Consumer Staples Merchandise Retail - 1.0%
Dollar Tree, Inc. (a)	39,930	5,856,932
Food Distributors - 1.0%
Performance Food Group Co. (a)	71,378	5,479,689
TOTAL CONSUMER STAPLES DISTRIBUTION & RETAIL		11,336,621
Hotels, Restaurants & Leisure - 18.4%
Casinos & Gaming - 2.6%
Caesars Entertainment, Inc. (a)	79,838	3,470,558
Churchill Downs, Inc.	33,522	4,085,326
Penn Entertainment, Inc. (a)	96,444	1,764,925
Red Rock Resorts, Inc.	82,030	4,756,920
		14,077,729
Hotels, Resorts & Cruise Lines - 7.7%
Booking Holdings, Inc.	3,332	11,558,142
Hilton Worldwide Holdings, Inc.	80,921	16,533,779
Marriott International, Inc. Class A	40,639	10,154,467
Royal Caribbean Cruises Ltd. (a)	36,870	4,547,915
		42,794,303
Restaurants - 8.1%
Aramark	67,944	2,060,742
Brinker International, Inc. (a)	29,130	1,349,884
Chipotle Mexican Grill, Inc. (a)	3,260	8,765,390
Domino's Pizza, Inc.	21,324	9,560,615
Dutch Bros, Inc. (a)	25,991	757,118
McDonald's Corp.	55,145	16,117,781
Restaurant Brands International, Inc.	18,000	1,397,664
Starbucks Corp.	54,410	5,163,509
		45,172,703
TOTAL HOTELS, RESTAURANTS & LEISURE		102,044,735
Household Durables - 4.1%
Home Furnishings - 1.8%
Tempur Sealy International, Inc. (b)	186,607	10,164,483
Homebuilding - 2.3%
KB Home	78,430	5,210,105
PulteGroup, Inc.	64,310	6,969,918
TopBuild Corp. (a)	1,200	482,856
		12,662,879
TOTAL HOUSEHOLD DURABLES		22,827,362
Leisure Products - 0.3%
Leisure Products - 0.3%
Brunswick Corp.	20,370	1,780,338
Specialty Retail - 23.4%
Apparel Retail - 5.1%
Aritzia, Inc. (a)	206,800	5,468,852
Burlington Stores, Inc. (a)	19,097	3,916,795
TJX Companies, Inc.	192,927	19,126,783
		28,512,430
Automotive Retail - 1.0%
O'Reilly Automotive, Inc. (a)	5,205	5,660,021
Home Improvement Retail - 11.4%
Floor & Decor Holdings, Inc. Class A (a)(b)	77,677	9,408,238
Lowe's Companies, Inc.	107,121	25,780,811
The Home Depot, Inc.	73,941	28,142,684
		63,331,733
Homefurnishing Retail - 1.6%
Wayfair LLC Class A (a)	14,922	889,351
Williams-Sonoma, Inc.	33,940	7,993,888
		8,883,239
Other Specialty Retail - 4.3%
Academy Sports & Outdoors, Inc.	85,700	6,403,504
Dick's Sporting Goods, Inc.	70,127	12,474,892
Five Below, Inc. (a)	17,010	3,413,567
Sally Beauty Holdings, Inc. (a)	121,749	1,537,690
		23,829,653
TOTAL SPECIALTY RETAIL		130,217,076
Textiles, Apparel & Luxury Goods - 10.7%
Apparel, Accessories & Luxury Goods - 5.7%
Levi Strauss & Co. Class A (b)	101,390	1,842,256
lululemon athletica, Inc. (a)	20,630	9,636,067
LVMH Moet Hennessy Louis Vuitton SE	2,503	2,284,577
PVH Corp.	51,008	6,971,263
Tapestry, Inc.	174,028	8,271,551
VF Corp.	144,740	2,365,052
		31,370,766
Footwear - 5.0%
Deckers Outdoor Corp. (a)	10,102	9,047,250
NIKE, Inc. Class B	144,752	15,044,075
On Holding AG (a)	30,193	1,057,359
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	23,100	1,427,811
Wolverine World Wide, Inc.	133,600	1,358,712
		27,935,207
TOTAL TEXTILES, APPAREL & LUXURY GOODS		59,305,973
TOTAL COMMON STOCKS (Cost $304,521,339)		552,044,098

Money Market Funds - 2.4%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (c)	626,224	626,349
Fidelity Securities Lending Cash Central Fund 5.39% (c)(d)	12,430,821	12,432,064
TOTAL MONEY MARKET FUNDS (Cost $13,058,413)		13,058,413

TOTAL INVESTMENT IN SECURITIES - 101.8% (Cost $317,579,752)	565,102,511
NET OTHER ASSETS (LIABILITIES) - (1.8)%	(9,779,607)
NET ASSETS - 100.0%	555,322,904

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	1,290,832	86,775,264	87,439,747	114,804	-	-	626,349	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	16,277,814	166,927,725	170,773,475	51,272	-	-	12,432,064	0.0%
Total	17,568,646	253,702,989	258,213,222	166,076	-	-	13,058,413

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	552,044,098	549,759,521	2,284,577	-

Money Market Funds	13,058,413	13,058,413	-	-
Total Investments in Securities:	565,102,511	562,817,934	2,284,577	-
Consumer Discretionary Portfolio
Financial Statements
Statement of Assets and Liabilities
		February 29, 2024

Assets
Investment in securities, at value (including securities loaned of $12,161,680) - See accompanying schedule:
Unaffiliated issuers (cost $304,521,339)	$552,044,098
Fidelity Central Funds (cost $13,058,413)	13,058,413

Total Investment in Securities (cost $317,579,752)		$565,102,511
Cash		11,733
Receivable for investments sold		9,822,423
Receivable for fund shares sold		353,197
Dividends receivable		378,992
Distributions receivable from Fidelity Central Funds		5,930
Prepaid expenses		1,329
Other receivables		15,805
Total assets		575,691,920
Liabilities
Payable for investments purchased	$7,326,398
Payable for fund shares redeemed	255,808
Accrued management fee	234,536
Other affiliated payables	88,109
Other payables and accrued expenses	36,390
Collateral on securities loaned	12,427,775
Total Liabilities		20,369,016
Net Assets		$555,322,904
Net Assets consist of:
Paid in capital		$301,636,127
Total accumulated earnings (loss)		253,686,777
Net Assets		$555,322,904
Net Asset Value, offering price and redemption price per share ($555,322,904 ÷ 8,956,989 shares)		$62.00
Statement of Operations
		Year ended February 29, 2024
Investment Income
Dividends		$3,548,900
Income from Fidelity Central Funds (including $51,272 from security lending)		166,076
Total Income		3,714,976
Expenses
Management fee	$2,463,985
Transfer agent fees	774,356
Accounting fees	166,639
Custodian fees and expenses	12,528
Independent trustees' fees and expenses	2,803
Registration fees	41,263
Audit	39,934
Legal	1,165
Miscellaneous	2,741
Total expenses before reductions	3,505,414
Expense reductions	(34,696)
Total expenses after reductions		3,470,718
Net Investment income (loss)		244,258
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	15,877,121
Foreign currency transactions	(2,567)
Total net realized gain (loss)		15,874,554
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	121,150,300
Assets and liabilities in foreign currencies	675
Total change in net unrealized appreciation (depreciation)		121,150,975
Net gain (loss)		137,025,529
Net increase (decrease) in net assets resulting from operations		$137,269,787
Statement of Changes in Net Assets

	Year ended February 29, 2024	Year ended February 28, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$244,258	$95,341
Net realized gain (loss)	15,874,554	14,823,468
Change in net unrealized appreciation (depreciation)	121,150,975	(78,175,485)
Net increase (decrease) in net assets resulting from operations	137,269,787	(63,256,676)
Distributions to shareholders	(11,238,228)	(36,965,013)

Share transactions
Proceeds from sales of shares	143,615,966	214,276,530
Reinvestment of distributions	10,508,748	34,220,095
Cost of shares redeemed	(149,624,716)	(142,158,153)

Net increase (decrease) in net assets resulting from share transactions	4,499,998	106,338,472
Total increase (decrease) in net assets	130,531,557	6,116,783

Net Assets
Beginning of period	424,791,347	418,674,564
End of period	$555,322,904	$424,791,347

Other Information
Shares
Sold	2,643,490	4,618,411
Issued in reinvestment of distributions	199,520	617,903
Redeemed	(2,822,396)	(2,921,858)
Net increase (decrease)	20,614	2,314,456

Financial Highlights
Consumer Discretionary Portfolio

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$47.54	$63.23	$68.01	$45.58	$44.31
Income from Investment Operations
Net investment income (loss) B,C	.03	.01	(.16)	(.03)	.11
Net realized and unrealized gain (loss)	15.70	(9.85)	1.92	23.23	2.26
Total from investment operations	15.73	(9.84)	1.76	23.20	2.37
Distributions from net investment income	(.02)	(.02)	-	-	(.11)
Distributions from net realized gain	(1.25)	(5.83)	(6.54)	(.77)	(.99)
Total distributions	(1.27)	(5.85)	(6.54)	(.77)	(1.10)
Net asset value, end of period	$62.00	$47.54	$63.23	$68.01	$45.58
Total Return D	33.59%	(16.87)%	1.88%	50.96%	5.30%
Ratios to Average Net Assets C,E,F
Expenses before reductions	.75%	.76%	.73%	.76%	.76%
Expenses net of fee waivers, if any	.74%	.76%	.73%	.76%	.76%
Expenses net of all reductions	.74%	.76%	.73%	.75%	.76%
Net investment income (loss)	.05%	.02%	(.22)%	(.06)%	.23%
Supplemental Data
Net assets, end of period (000 omitted)	$555,323	$424,791	$418,675	$583,938	$402,403
Portfolio turnover rate G	33%	46%	38%	55%	41% H

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Leisure Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 29, 2024	Past 1 year	Past 5 years	Past 10 years
Leisure Portfolio	23.47%	13.76%	11.65%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Leisure Portfolio on February 28, 2014.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Leisure Portfolio
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 30.45% for the 12 months ending February 29, 2024, according to the S&P 500® index, as robust earnings, a slowing in the pace of inflation and resilient late-cycle expansion of the U.S. economy aided risk assets. The index ended February at a record high. Notably, the rally has been driven by a narrow set of firms in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. This is mostly reflected in semiconductor-related stocks (+113%) and media & entertainment (+68%) names. A likely shift in monetary policy also provided a boost. Aggressive rate hikes by the U.S. Federal Reserve continued until late July, when the Fed decided to pause a series of increases that began in March 2022 at a 22-year high while it observed the effect on inflation and the economy. Following the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline and gained 14.09% through year-end and added 1.68% in January and 5.34% in February. By sector for the full 12 months, information technology (+61%) and communication services (+58%) were standouts, with AI a major tailwind. In sharp contrast, the defensive-oriented utilities sector (-1%) fared worst. Other notable laggards included real estate (+7%) and consumer staples (+8%), each also considered defensive, and energy (+6%).
Comments from Portfolio Manager Kevin Francfort:
For the fiscal year ending February 29, 2024, the fund gained 23.47%, versus 22.58% for the MSCI U.S. IMI Consumer Services 25/50 Index and 30.45% for the broad-based S&P 500® index. Relative to the industry index, security selection was the primary contributor to the fund's performance, led by investments in the hotels, resorts & cruise lines category. Security selection in food distributors also helped. Stock picking and an underweight in leisure facilities and restaurants also boosted the fund's relative performance. The top individual relative contributor was an underweight in Starbucks (-5%). Starbucks was one of our largest holdings. A second notable relative contributor was an overweight in Hilton Worldwide Holdings (+42%). Hilton Worldwide Holdings was among our biggest holdings, though we trimmed the position. An overweight in Dominos Pizza (+54%) also contributed. Dominos Pizza was among the fund's largest holdings this period, though we reduced our stake. In contrast, the primary detractors from performance versus the industry index were picks and an overweight in casinos & gaming. Security selection in the soft drinks & non-alcoholic beverages group also hampered the fund's result. Also detracting from our result was an underweight in hotels, resorts & cruise lines. The biggest individual relative detractor was an underweight in Doordash (+91%). This was an investment we established this period. The second-largest relative detractor was an underweight in DraftKings Holdings (+130%). A non-index stake in Noodles returned -57% and notably hurt the fund's relative result. Noodles was not held at period end.
Note to Shareholders:
On March 1, 2023, Will Hilkert came off the fund, leaving Kevin Francfort as sole portfolio manager.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Leisure Portfolio
Investment Summary February 29, 2024 (Unaudited)
Top Holdings (% of Fund's net assets)

McDonald's Corp.	16.0
Booking Holdings, Inc.	10.6
Hilton Worldwide Holdings, Inc.	8.7
Starbucks Corp.	7.6
Yum! Brands, Inc.	6.4
Airbnb, Inc. Class A	5.0
Chipotle Mexican Grill, Inc.	4.9
Marriott International, Inc. Class A	4.9
Royal Caribbean Cruises Ltd.	3.3
Las Vegas Sands Corp.	2.8
70.2

Industries (% of Fund's net assets)

Hotels, Restaurants & Leisure	92.3
Consumer Staples Distribution & Retail	1.9
Beverages	1.2
Diversified Consumer Services	1.2
Entertainment	1.0
Food Products	0.7
Leisure Products	0.5
Financial Services	0.3
Specialty Retail	0.1

Leisure Portfolio
Schedule of Investments February 29, 2024
Showing Percentage of Net Assets
Common Stocks - 99.2%
	Shares	Value ($)
Beverages - 1.2%
Soft Drinks & Non-alcoholic Beverages - 1.2%
The Coca-Cola Co.	140,200	8,414,804
Consumer Staples Distribution & Retail - 1.9%
Food Distributors - 1.9%
U.S. Foods Holding Corp. (a)	246,800	12,534,972
Food Retail - 0.0%
Maplebear, Inc. (NASDAQ) (b)	1,500	48,810
TOTAL CONSUMER STAPLES DISTRIBUTION & RETAIL		12,583,782
Diversified Consumer Services - 1.2%
Specialized Consumer Services - 1.2%
OneSpaWorld Holdings Ltd. (a)	260,306	3,394,390
Service Corp. International	59,800	4,376,762
		7,771,152
Entertainment - 1.0%
Movies & Entertainment - 1.0%
TKO Group Holdings, Inc.	83,400	6,983,082
Financial Services - 0.3%
Transaction & Payment Processing Services - 0.3%
Toast, Inc. (a)(b)	80,800	1,858,400
Food Products - 0.7%
Packaged Foods & Meats - 0.7%
Lamb Weston Holdings, Inc.	43,600	4,456,356
Hotels, Restaurants & Leisure - 92.3%
Casinos & Gaming - 12.6%
Bally's Corp. (a)(b)	33,400	375,416
Caesars Entertainment, Inc. (a)	376,649	16,372,932
Churchill Downs, Inc.	105,296	12,832,424
Draftkings Holdings, Inc. (a)	23,400	1,013,688
Flutter Entertainment PLC (a)	47,600	10,277,621
Las Vegas Sands Corp.	350,400	19,103,808
MGM Resorts International (a)	69,200	2,994,976
Penn Entertainment, Inc. (a)	210,000	3,843,000
Red Rock Resorts, Inc.	258,200	14,973,018
Wynn Resorts Ltd.	33,500	3,524,200
		85,311,083
Hotels, Resorts & Cruise Lines - 33.1%
Airbnb, Inc. Class A (a)	212,800	33,509,616
Booking Holdings, Inc.	20,776	72,068,412
Carnival Corp. (a)	184,500	2,926,170
Choice Hotels International, Inc.	3,000	335,820
Expedia, Inc. (a)	3,900	533,598
Hilton Worldwide Holdings, Inc.	286,632	58,564,650
Marriott International, Inc. Class A	132,325	33,064,048
Marriott Vacations Worldwide Corp.	8,700	810,753
Royal Caribbean Cruises Ltd. (a)	183,200	22,597,720
		224,410,787
Leisure Facilities - 0.9%
Cedar Fair LP (depositary unit)	64,500	2,630,310
Planet Fitness, Inc. (a)	24,444	1,516,750
Vail Resorts, Inc.	7,382	1,700,148
		5,847,208
Restaurants - 45.7%
Aramark	360,700	10,940,031
Brinker International, Inc. (a)	206,700	9,578,478
Chipotle Mexican Grill, Inc. (a)	12,309	33,096,070
Darden Restaurants, Inc.	23,900	4,079,969
Domino's Pizza, Inc.	42,042	18,849,531
Doordash, Inc. (a)	5,800	722,506
Dutch Bros, Inc. (a)	294,786	8,587,116
First Watch Restaurant Group, Inc. (a)(b)	184,600	4,624,230
McDonald's Corp.	369,193	107,907,731
Restaurant Brands International, Inc.	164,974	12,809,903
Starbucks Corp.	545,156	51,735,304
Wingstop, Inc.	8,200	2,878,610
Yum! Brands, Inc.	313,200	43,353,144
		309,162,623
TOTAL HOTELS, RESTAURANTS & LEISURE		624,731,701
Leisure Products - 0.5%
Leisure Products - 0.5%
BRP, Inc.	54,300	3,584,124
Specialty Retail - 0.1%
Automotive Retail - 0.1%
Diversified Royalty Corp. (b)	466,000	957,993
TOTAL COMMON STOCKS (Cost $402,682,311)		671,341,394

Money Market Funds - 1.9%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (c)	5,327,538	5,328,603
Fidelity Securities Lending Cash Central Fund 5.39% (c)(d)	7,463,297	7,464,044
TOTAL MONEY MARKET FUNDS (Cost $12,792,647)		12,792,647

TOTAL INVESTMENT IN SECURITIES - 101.1% (Cost $415,474,958)	684,134,041
NET OTHER ASSETS (LIABILITIES) - (1.1)%	(7,436,801)
NET ASSETS - 100.0%	676,697,240

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	4,289,445	91,411,715	90,372,557	176,559	-	-	5,328,603	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	12,554,116	246,769,564	251,859,636	369,854	-	-	7,464,044	0.0%
Total	16,843,561	338,181,279	342,232,193	546,413	-	-	12,792,647

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	671,341,394	671,341,394	-	-

Money Market Funds	12,792,647	12,792,647	-	-
Total Investments in Securities:	684,134,041	684,134,041	-	-
Leisure Portfolio
Financial Statements
Statement of Assets and Liabilities
		February 29, 2024

Assets
Investment in securities, at value (including securities loaned of $7,288,600) - See accompanying schedule:
Unaffiliated issuers (cost $402,682,311)	$671,341,394
Fidelity Central Funds (cost $12,792,647)	12,792,647

Total Investment in Securities (cost $415,474,958)		$684,134,041
Cash		275,524
Foreign currency held at value (cost $520)		520
Receivable for investments sold		2,429,914
Receivable for fund shares sold		164,622
Dividends receivable		1,226,995
Distributions receivable from Fidelity Central Funds		22,465
Prepaid expenses		1,103
Other receivables		2,418
Total assets		688,257,602
Liabilities
Payable for investments purchased	$3,442,635
Payable for fund shares redeemed	215,323
Accrued management fee	290,659
Other affiliated payables	107,129
Other payables and accrued expenses	40,572
Collateral on securities loaned	7,464,044
Total Liabilities		11,560,362
Net Assets		$676,697,240
Net Assets consist of:
Paid in capital		$403,490,894
Total accumulated earnings (loss)		273,206,346
Net Assets		$676,697,240
Net Asset Value, offering price and redemption price per share ($676,697,240 ÷ 35,163,478 shares)		$19.24
Statement of Operations
		Year ended February 29, 2024
Investment Income
Dividends		$7,104,225
Income from Fidelity Central Funds (including $369,854 from security lending)		546,413
Total Income		7,650,638
Expenses
Management fee	$3,226,817
Transfer agent fees	996,553
Accounting fees	205,201
Custodian fees and expenses	12,059
Independent trustees' fees and expenses	3,717
Registration fees	39,639
Audit	40,588
Legal	1,067
Miscellaneous	3,277
Total expenses before reductions	4,528,918
Expense reductions	(45,340)
Total expenses after reductions		4,483,578
Net Investment income (loss)		3,167,060
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	13,494,861
Foreign currency transactions	(8,896)
Total net realized gain (loss)		13,485,965
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	113,943,574
Assets and liabilities in foreign currencies	3,211
Total change in net unrealized appreciation (depreciation)		113,946,785
Net gain (loss)		127,432,750
Net increase (decrease) in net assets resulting from operations		$130,599,810
Statement of Changes in Net Assets

	Year ended February 29, 2024	Year ended February 28, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,167,060	$2,469,163
Net realized gain (loss)	13,485,965	1,146,340
Change in net unrealized appreciation (depreciation)	113,946,785	(15,648,433)
Net increase (decrease) in net assets resulting from operations	130,599,810	(12,032,930)
Distributions to shareholders	(10,718,757)	(18,288,153)

Share transactions
Proceeds from sales of shares	132,223,221	73,923,002
Reinvestment of distributions	9,852,039	17,168,093
Cost of shares redeemed	(148,639,749)	(144,189,598)

Net increase (decrease) in net assets resulting from share transactions	(6,564,489)	(53,098,503)
Total increase (decrease) in net assets	113,316,564	(83,419,586)

Net Assets
Beginning of period	563,380,676	646,800,262
End of period	$676,697,240	$563,380,676

Other Information
Shares
Sold	7,794,705	4,908,793
Issued in reinvestment of distributions	558,619	1,119,877
Redeemed	(8,732,561)	(9,983,968)
Net increase (decrease)	(379,237)	(3,955,298)

Financial Highlights
Leisure Portfolio

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$15.85	$16.38	$18.94	$13.89	$14.53
Income from Investment Operations
Net investment income (loss) B,C	.09	.07	.01	.07	.12
Net realized and unrealized gain (loss)	3.60	(.12)	1.41	5.40	.25
Total from investment operations	3.69	(.05)	1.42	5.47	.37
Distributions from net investment income	(.07)	(.05)	(.02)	(.08)	(.11)
Distributions from net realized gain	(.23)	(.42)	(3.96)	(.34)	(.89)
Total distributions	(.30)	(.48) D	(3.98)	(.42)	(1.01) D
Net asset value, end of period	$19.24	$15.85	$16.38	$18.94	$13.89
Total Return E	23.47%	(.22)%	7.53%	41.30%	1.76%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.73%	.74%	.73%	.77%	.76%
Expenses net of fee waivers, if any	.73%	.74%	.73%	.77%	.75%
Expenses net of all reductions	.73%	.74%	.73%	.76%	.75%
Net investment income (loss)	.51%	.45%	.05%	.48%	.79%
Supplemental Data
Net assets, end of period (000 omitted)	$676,697	$563,381	$646,800	$653,709	$431,146
Portfolio turnover rate H	39%	46%	79%	72%	53%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Retailing Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 29, 2024	Past 1 year	Past 5 years	Past 10 years
Retailing Portfolio	33.23%	14.17%	14.44%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Retailing Portfolio on February 28, 2014.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Retailing Portfolio
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 30.45% for the 12 months ending February 29, 2024, according to the S&P 500® index, as robust earnings, a slowing in the pace of inflation and resilient late-cycle expansion of the U.S. economy aided risk assets. The index ended February at a record high. Notably, the rally has been driven by a narrow set of firms in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. This is mostly reflected in semiconductor-related stocks (+113%) and media & entertainment (+68%) names. A likely shift in monetary policy also provided a boost. Aggressive rate hikes by the U.S. Federal Reserve continued until late July, when the Fed decided to pause a series of increases that began in March 2022 at a 22-year high while it observed the effect on inflation and the economy. Following the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline and gained 14.09% through year-end and added 1.68% in January and 5.34% in February. By sector for the full 12 months, information technology (+61%) and communication services (+58%) were standouts, with AI a major tailwind. In sharp contrast, the defensive-oriented utilities sector (-1%) fared worst. Other notable laggards included real estate (+7%) and consumer staples (+8%), each also considered defensive, and energy (+6%).
Comments from Portfolio Manager Boris Shepov:
For the fiscal year ending February 29, 2024, the fund gained 33.23%, versus 31.26% for the MSCI U.S. IMI Multi-Sector Retailing 25/50 Linked Index and 30.45% for the broad-based S&P 500® index. Relative to the industry index, sector positioning was the primary contributor, especially an overweight among broadline retail firms. Stock picking in footwear also helped. Outsized exposure to the apparel retail category and a comparatively light allocation to distributors also boosted the portfolio's relative result. The top individual relative contributor was an overweight in Amazon.com (+87%), the fund's largest holding. A larger-than-index stake in Deckers Outdoor (+115%), which was among our biggest holdings at period end, was another plus. Avoiding Advance Auto Parts, an index component that returned -52%, proved advantageous as well. In contrast, the primary detractors from performance versus the industry index were subpar picks and an overweight in the consumer staples merchandise retail category. Investment choices among apparel retail and broadline retail stocks further weighed on the fund's return the past 12 months. Lastly, the portfolio's cash allocation was a notable detractor. On an individual basis, our stake in Victoria's Secret (-55%) pressured performance most, although the stock was no longer held at period end. Not owning Carvana, an index component that gained 706%, was another notable relative detractor. A larger-than-index position in Dollar Tree (-0.1%) also hurt. The stock was among the portfolio's largest holdings this period even though we decreased our investment in the company. Notable changes in positioning include increased exposure to the footwear and automotive retail categories.
Note to shareholders:
On June 1, 2023, following an update to the Global Industry Classification Standard, the fund's benchmark changed from the MSCI U.S. IMI Retailing 25/50 Index to the MSCI U.S. IMI Multi-Sector Retailing 25/50 Index. This new industry index better reflects the fund's investment mandate by capturing retailers across multiple industries.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Retailing Portfolio
Investment Summary February 29, 2024 (Unaudited)
Top Holdings (% of Fund's net assets)

Amazon.com, Inc.	25.1
Walmart, Inc.	7.4
The Home Depot, Inc.	7.3
Lowe's Companies, Inc.	5.4
TJX Companies, Inc.	4.8
O'Reilly Automotive, Inc.	3.8
BJ's Wholesale Club Holdings, Inc.	3.7
Dick's Sporting Goods, Inc.	3.3
NIKE, Inc. Class B	3.2
Deckers Outdoor Corp.	2.3
66.3

Industries (% of Fund's net assets)

Specialty Retail	34.3
Broadline Retail	31.0
Consumer Staples Distribution & Retail	18.1
Textiles, Apparel & Luxury Goods	10.2
Hotels, Restaurants & Leisure	1.1
Interactive Media & Services	1.1
Personal Care Products	1.1
Household Durables	0.5
Entertainment	0.4
Automobile Components	0.2

Retailing Portfolio
Schedule of Investments February 29, 2024
Showing Percentage of Net Assets
Common Stocks - 98.0%
	Shares	Value ($)
Automobile Components - 0.2%
Automotive Parts & Equipment - 0.2%
Aptiv PLC (a)	75,900	6,033,291
Broadline Retail - 31.0%
Broadline Retail - 31.0%
Amazon.com, Inc. (a)	4,367,200	771,946,275
Dollarama, Inc.	282,100	21,821,359
eBay, Inc.	633,600	29,956,608
Etsy, Inc. (a)	713,960	51,183,792
MercadoLibre, Inc. (a)	26,600	42,434,980
Ollie's Bargain Outlet Holdings, Inc. (a)	460,007	36,878,761
		954,221,775
Consumer Staples Distribution & Retail - 18.1%
Consumer Staples Merchandise Retail - 16.5%
BJ's Wholesale Club Holdings, Inc. (a)(b)	1,576,600	115,154,864
Costco Wholesale Corp.	90,000	66,950,100
Dollar Tree, Inc. (a)	397,700	58,334,636
Target Corp.	268,500	41,059,020
Walmart, Inc.	3,885,400	227,723,294
		509,221,914
Food Retail - 1.6%
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	498,300	30,904,403
Maplebear, Inc. (NASDAQ)	223,800	7,282,452
Sprouts Farmers Market LLC (a)	180,000	11,239,200
		49,426,055
TOTAL CONSUMER STAPLES DISTRIBUTION & RETAIL		558,647,969
Entertainment - 0.4%
Movies & Entertainment - 0.4%
Netflix, Inc. (a)	20,100	12,118,692
Hotels, Restaurants & Leisure - 1.1%
Hotels, Resorts & Cruise Lines - 1.1%
Hilton Worldwide Holdings, Inc.	160,800	32,854,656
Household Durables - 0.5%
Household Appliances - 0.5%
SharkNinja Hong Kong Co. Ltd.	277,200	14,968,800
Interactive Media & Services - 1.1%
Interactive Media & Services - 1.1%
Alphabet, Inc. Class A (a)	153,400	21,239,764
Pinterest, Inc. Class A (a)	346,200	12,705,540
		33,945,304
Personal Care Products - 1.1%
Personal Care Products - 1.1%
Estee Lauder Companies, Inc. Class A	224,800	33,400,784
Specialty Retail - 34.3%
Apparel Retail - 8.9%
American Eagle Outfitters, Inc.	1,091,300	25,918,375
Aritzia, Inc. (a)	2,621,200	69,317,959
Ross Stores, Inc.	221,900	33,054,224
TJX Companies, Inc.	1,483,232	147,047,620
		275,338,178
Automotive Retail - 6.5%
Lithia Motors, Inc. Class A (sub. vtg.) (b)	85,900	25,689,254
Murphy U.S.A., Inc.	78,406	32,696,086
O'Reilly Automotive, Inc. (a)	108,800	118,311,296
Valvoline, Inc. (a)(b)	568,100	24,223,784
		200,920,420
Home Improvement Retail - 12.7%
Lowe's Companies, Inc.	690,400	166,158,568
The Home Depot, Inc.	587,400	223,570,314
		389,728,882
Homefurnishing Retail - 0.9%
RH (a)	82,400	22,610,560
Wayfair LLC Class A (a)	110,992	6,615,123
		29,225,683
Other Specialty Retail - 5.3%
Academy Sports & Outdoors, Inc.	170,650	12,750,968
Dick's Sporting Goods, Inc. (b)	575,100	102,304,539
Five Below, Inc. (a)	236,000	47,360,480
		162,415,987
TOTAL SPECIALTY RETAIL		1,057,629,150
Textiles, Apparel & Luxury Goods - 10.2%
Apparel, Accessories & Luxury Goods - 4.7%
Canada Goose Holdings, Inc. (a)(b)	267,300	3,641,732
Gildan Activewear, Inc.	549,300	19,128,260
Levi Strauss & Co. Class A (b)	1,206,300	21,918,471
lululemon athletica, Inc. (a)	89,757	41,924,597
LVMH Moet Hennessy Louis Vuitton SE	31,600	28,842,445
PVH Corp.	211,100	28,851,037
		144,306,542
Footwear - 5.5%
Deckers Outdoor Corp. (a)	80,300	71,915,877
NIKE, Inc. Class B	941,300	97,829,309
		169,745,186
TOTAL TEXTILES, APPAREL & LUXURY GOODS		314,051,728
TOTAL COMMON STOCKS (Cost $1,482,784,510)		3,017,872,149

Money Market Funds - 1.9%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (c)	5,902,505	5,903,685
Fidelity Securities Lending Cash Central Fund 5.39% (c)(d)	51,148,807	51,153,922
TOTAL MONEY MARKET FUNDS (Cost $57,057,607)		57,057,607

TOTAL INVESTMENT IN SECURITIES - 99.9% (Cost $1,539,842,117)	3,074,929,756
NET OTHER ASSETS (LIABILITIES) - 0.1%	3,787,687
NET ASSETS - 100.0%	3,078,717,443

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	87,162,494	656,093,958	737,352,767	1,347,006	-	-	5,903,685	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	112,262,759	868,471,572	929,580,409	92,495	-	-	51,153,922	0.2%
Total	199,425,253	1,524,565,530	1,666,933,176	1,439,501	-	-	57,057,607

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	3,017,872,149	2,989,029,704	28,842,445	-

Money Market Funds	57,057,607	57,057,607	-	-
Total Investments in Securities:	3,074,929,756	3,046,087,311	28,842,445	-
Retailing Portfolio
Financial Statements
Statement of Assets and Liabilities
		February 29, 2024

Assets
Investment in securities, at value (including securities loaned of $50,209,750) - See accompanying schedule:
Unaffiliated issuers (cost $1,482,784,510)	$3,017,872,149
Fidelity Central Funds (cost $57,057,607)	57,057,607

Total Investment in Securities (cost $1,539,842,117)		$3,074,929,756
Foreign currency held at value (cost $2)		2
Receivable for investments sold		62,906,991
Receivable for fund shares sold		540,722
Dividends receivable		1,101,552
Distributions receivable from Fidelity Central Funds		35,287
Prepaid expenses		4,798
Other receivables		9,998
Total assets		3,139,529,106
Liabilities
Payable for investments purchased	$6,390,164
Payable for fund shares redeemed	1,454,362
Accrued management fee	1,301,359
Other affiliated payables	472,654
Other payables and accrued expenses	43,537
Collateral on securities loaned	51,149,587
Total Liabilities		60,811,663
Net Assets		$3,078,717,443
Net Assets consist of:
Paid in capital		$1,354,517,533
Total accumulated earnings (loss)		1,724,199,910
Net Assets		$3,078,717,443
Net Asset Value, offering price and redemption price per share ($3,078,717,443 ÷ 148,225,330 shares)		$20.77
Statement of Operations
		Year ended February 29, 2024
Investment Income
Dividends		$26,334,519
Income from Fidelity Central Funds (including $92,495 from security lending)		1,439,501
Total Income		27,774,020
Expenses
Management fee	$14,594,918
Transfer agent fees	4,615,819
Accounting fees	726,858
Custodian fees and expenses	23,283
Independent trustees' fees and expenses	17,818
Registration fees	35,657
Audit	42,237
Legal	1,858
Interest	21,233
Miscellaneous	15,906
Total expenses before reductions	20,095,587
Expense reductions	(206,156)
Total expenses after reductions		19,889,431
Net Investment income (loss)		7,884,589
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	409,129,710
Foreign currency transactions	(17,891)
Total net realized gain (loss)		409,111,819
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	396,247,982
Assets and liabilities in foreign currencies	555
Total change in net unrealized appreciation (depreciation)		396,248,537
Net gain (loss)		805,360,356
Net increase (decrease) in net assets resulting from operations		$813,244,945
Statement of Changes in Net Assets

	Year ended February 29, 2024	Year ended February 28, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,884,589	$9,189,128
Net realized gain (loss)	409,111,819	3,494,060
Change in net unrealized appreciation (depreciation)	396,248,537	(523,717,785)
Net increase (decrease) in net assets resulting from operations	813,244,945	(511,034,597)
Distributions to shareholders	(201,789,393)	(83,419,587)

Share transactions
Proceeds from sales of shares	128,364,813	155,857,098
Reinvestment of distributions	187,029,758	78,542,305
Cost of shares redeemed	(622,223,066)	(570,045,662)

Net increase (decrease) in net assets resulting from share transactions	(306,828,495)	(335,646,259)
Total increase (decrease) in net assets	304,627,057	(930,100,443)

Net Assets
Beginning of period	2,774,090,386	3,704,190,829
End of period	$3,078,717,443	$2,774,090,386

Other Information
Shares
Sold	7,015,849	9,021,587
Issued in reinvestment of distributions	10,002,332	4,134,935
Redeemed	(34,394,310)	(33,503,885)
Net increase (decrease)	(17,376,129)	(20,347,363)

Financial Highlights
Retailing Portfolio

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$16.75	$19.92	$23.50	$15.71	$15.01
Income from Investment Operations
Net investment income (loss) B,C	.05	.05	(.02)	(.01)	.04
Net realized and unrealized gain (loss)	5.36	(2.76)	.11	9.35	1.02
Total from investment operations	5.41	(2.71)	.09	9.34	1.06
Distributions from net investment income	(.06)	(.06)	-	-	(.05)
Distributions from net realized gain	(1.33)	(.41)	(3.67)	(1.55)	(.31)
Total distributions	(1.39)	(.46) D	(3.67)	(1.55)	(.36)
Net asset value, end of period	$20.77	$16.75	$19.92	$23.50	$15.71
Total Return E	33.23%	(13.86)%	(1.23)%	59.90%	7.02%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.72%	.72%	.70%	.73%	.74%
Expenses net of fee waivers, if any	.71%	.72%	.70%	.73%	.74%
Expenses net of all reductions	.71%	.72%	.70%	.73%	.74%
Net investment income (loss)	.28%	.31%	(.07)%	(.07)%	.26%
Supplemental Data
Net assets, end of period (000 omitted)	$3,078,717	$2,774,090	$3,704,191	$4,055,939	$2,698,998
Portfolio turnover rate H	49%	32%	33%	46%	17%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended February 29, 2024

1. Organization.
Automotive Portfolio, Communication Services Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Leisure Portfolio, and Retailing Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. Each Fund offers a single class of shares, with the exception of Communication Services Portfolio. Communication Services Portfolio offers Class A, Class M, Class C, Communication Services, Class I and Class Z shares. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class of Communication Services Portfolio has equal rights as to assets and voting privileges, and each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Share transactions on the Statement of Changes in Net Assets and Share Transactions note may contain exchanges between affiliated funds.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated each Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, each Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages each Fund's fair valuation practices and maintains the fair valuation policies and procedures. Each Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2024 is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

For Communication Services Portfolio, investment income, realized and unrealized capital gains and losses, common expenses, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2024, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), redemptions in-kind, net operating losses, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Automotive Portfolio	$75,401,637	$46,160,899	$(4,578,255)	$41,582,644
Communication Services Portfolio	1,083,066,049	524,710,667	(100,919,092)	423,791,575
Construction and Housing Portfolio	454,929,714	321,577,515	(15,858,804)	305,718,711
Consumer Discretionary Portfolio	318,134,272	256,175,701	(9,207,462)	246,968,239
Leisure Portfolio	418,947,125	270,705,505	(5,518,589)	265,186,916
Retailing Portfolio	1,540,642,240	1,565,479,881	(31,192,365)	1,534,287,516

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Automotive Portfolio	$-	$-	$(10,293,961)	$41,580,039
Communication Services Portfolio	-	40,194,167	-	423,791,575
Construction and Housing Portfolio	-	7,421,670	-	305,718,711
Consumer Discretionary Portfolio	-	6,760,722	-	246,964,595
Leisure Portfolio	943,875	7,304,825	-	265,186,776
Retailing Portfolio	35,344,746	155,626,828	-	1,534,286,556

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Short-term	Long-term	Total capital loss carryforward
Automotive Portfolio	$(10,193,715)	$ (100,246)	$(10,293,961)

Certain of the Funds intends to elect to defer to the next fiscal year capital losses recognized during the period November 1, 2023 to February 29, 2024, and ordinary losses recognized during the period January 1, 2024 to February 29, 2024. Loss deferrals were as follows:

	Capital losses	Ordinary losses
Communication Services Portfolio	$-	$(2,672)
Consumer Discretionary Portfolio	-	(38,541)
Leisure Portfolio	(229,130)	-
Retailing Portfolio	-	(1,058,220)

The tax character of distributions paid was as follows:

February 29, 2024
	Ordinary Income	Long-term Capital Gains	Total
Automotive Portfolio	$934,081	$-	$934,081
Construction and Housing Portfolio	5,426,559	-	5,426,559
Consumer Discretionary Portfolio	211,744	11,026,484	11,238,228
Leisure Portfolio	4,551,371	6,167,386	10,718,757
Retailing Portfolio	20,242,345	181,547,048	201,789,393

February 28, 2023
	Ordinary Income	Long-term Capital Gains	Total
Automotive Portfolio	$634,736	$2,066,777	$2,701,513
Construction and Housing Portfolio	3,697,710	-	3,697,710
Consumer Discretionary Portfolio	190,305	36,774,708	36,965,013
Leisure Portfolio	1,954,866	16,333,287	18,288,153
Retailing Portfolio	9,439,958	73,979,629	83,419,587

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At the current and/or prior period end, Communication Services Portfolio had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statement of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable. The total amount of commitments outstanding at period end is presented in the table below.

	Investment to be Acquired	Shares	Commitment Amount
Communication Services Portfolio	Lions Gate Entertainment Corp	199,404	$1,920,261

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Automotive Portfolio	67,223,576	92,480,659
Communication Services Portfolio	742,059,597	488,671,866
Construction and Housing Portfolio	236,698,469	157,553,296
Consumer Discretionary Portfolio	155,166,290	162,814,251
Leisure Portfolio	239,715,035	253,048,191
Retailing Portfolio	1,357,210,923	1,815,677,313

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss($)	Total Proceeds($)	Participating classes
Communication Services Portfolio	363,454	17,676,083	29,268,956	Communication Services

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Automotive Portfolio	.30%	.22%	.52%
Communication Services Portfolio	.30%	.22%	.52%
Construction and Housing Portfolio	.30%	.22%	.52%
Consumer Discretionary Portfolio	.30%	.22%	.52%
Leisure Portfolio	.30%	.22%	.52%
Retailing Portfolio	.30%	.22%	.52%

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, Communication Services Portfolio has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of each Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Communication Services Portfolio
Class A	- %	.25%	$97,247	$-
Class M	.25%	.25%	33,320	-
Class C	.75%	.25%	100,273	20,775
			$230,840	$20,775

Sales Load. For Communication Services Portfolio, FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Communication Services Portfolio
Class A	$41,839
Class M	3,193
Class C A	45
$45,077

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class (Communication Services Portfolio) or Fund (all other Funds).

During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Automotive Portfolio	.2000
Communication Services Portfolio
Class A	0.2000
Class M	0.2000
Class C	0.1919
Communication Services	0.1875
Class I	0.1707
Construction and Housing Portfolio	0.1868
Consumer Discretionary Portfolio	0.1605
Leisure Portfolio	0.1593
Retailing Portfolio	0.1633

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of the respective class or Fund, except for Class Z. FIIOC received an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were as follows:

	Amount	% of Average Net Assets
Automotive Portfolio	$274,629.24
Communication Services Portfolio
Class A	85,579.22
Class M	14,324.22
Class C	19,350.19
Communication Services	1,931,486.19
Class I	46,180.18
Class Z	6,935.04
	2,103,854
Construction and Housing Portfolio	1,114,500.19
Consumer Discretionary Portfolio	774,356.16
Leisure Portfolio	996,553.16
Retailing Portfolio	4,615,819.17

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records.

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Automotive Portfolio	.0354
Communication Services Portfolio	.0293
Construction and Housing Portfolio	.0333
Consumer Discretionary Portfolio	.0353
Leisure Portfolio	.0328
Retailing Portfolio	.0260

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Automotive Portfolio	.04
Communication Services Portfolio	.03
Construction and Housing Portfolio	.03
Consumer Discretionary Portfolio	.04
Leisure Portfolio	.03
Retailing Portfolio	.03

Subsequent Event - Management Fee. Effective March 1, 2024, each Fund's management contract will be amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). Except for Communication Services Portfolio, any reference to "class" in this note shall mean "the Fund" as the Fund currently offers only one class of shares. The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate will pay certain expenses of managing and operating each Fund out of each class's management fee.

Each class of each Fund will pay a management fee to the investment adviser. The management fee will be calculated and paid to the investment adviser every month.

When determining a class's management fee, a mandate rate will be calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate will be subtracted from the mandate rate once each Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class.

The annual management fee rate for a class of shares of each Fund will be the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Automotive Portfolio	.72
Communication Services Portfolio
Class A	.72
Class M	.72
Class C	.71
Communication Services	.71
Class I	.69
Class Z	.56
Construction and Housing Portfolio	.70
Consumer Discretionary Portfolio	.68
Leisure Portfolio	.68
Retailing Portfolio	.68

One-twelfth of the management fee rate for a class will be applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month.

A different management fee rate may be applicable to each class of each Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of each Fund's assets, which do not vary by class.

Effective March 1, 2024, each Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Automotive Portfolio	$ 2,237
Communication Services Portfolio	9,089
Construction and Housing Portfolio	1,494
Consumer Discretionary Portfolio	1,863
Leisure Portfolio	3,068
Retailing Portfolio	14,282

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), each Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing each Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Automotive Portfolio	Borrower	$ 1,571,429	5.57%	$1,700
Retailing Portfolio	Borrower	$ 7,014,500	5.45%	$21,233

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below. During the period, there were no interfund trades.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Automotive Portfolio	2,613,489	3,371,861	49,845
Communication Services Portfolio	26,528,440	21,143,116	7,594,596
Construction and Housing Portfolio	13,412,420	8,108,821	2,662,465
Consumer Discretionary Portfolio	13,130,178	8,383,907	1,113,518
Leisure Portfolio	11,310,066	11,190,424	997,828
Retailing Portfolio	64,854,818	60,653,669	3,656,970

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Automotive Portfolio	$198
Communication Services Portfolio	1,700
Construction and Housing Portfolio	960
Consumer Discretionary Portfolio	786
Leisure Portfolio	1,049
Retailing Portfolio	4,889

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Automotive Portfolio	$18,947	$7,836	$-
Communication Services Portfolio	$2,673	$11	$-
Construction and Housing Portfolio	$1,699	$-	$-
Consumer Discretionary Portfolio	$5,334	$149	$-
Leisure Portfolio	$38,717	$24,861	$-
Retailing Portfolio	$9,712	$20	$-

8. Expense Reductions.
Through arrangements with each custodian and transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's or class' expenses. All of the applicable expense reductions are noted in the table below.

	Custodian credits	Transfer Agent credits
Communication Services Portfolio	$416	$-
Class M	-	13

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses as follows:

Amount
Automotive Portfolio	$8,440
Construction and Housing Portfolio	42,840
Consumer Discretionary Portfolio	34,696
Leisure Portfolio	45,340
Retailing Portfolio	206,156

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses as follows:

Fund-Level Amount
Communication Services Portfolio	$79,094

9. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 29, 2024	Year ended February 25, 2023	Year ended February 29, 2024	Year ended February 28, 2023
Communication Services Portfolio
Class A
Shares sold	317,300	106,946	$24,925,001	$6,909,623
Reinvestment of distributions	-	-	-	-
Shares redeemed	(112,735)	(146,490)	(8,858,369)	(9,350,947)
Net increase (decrease)	204,565	(39,544)	$16,066,632	$(2,441,324)
Class M
Shares sold	80,572	11,811	$6,303,994	$749,050
Shares redeemed	(33,170)	(29,773)	(2,739,823)	(1,798,790)
Net increase (decrease)	47,402	(17,962)	$3,564,171	$(1,049,740)
Class C
Shares sold	48,612	44,574	$3,667,088	$2,778,261
Shares redeemed	(28,772)	(37,470)	(2,122,323)	(2,303,544)
Net increase (decrease)	19,840	7,104	$1,544,765	$474,717
Communication Services
Shares sold	6,986,402	2,037,740	$562,879,038	$131,199,352
Shares redeemed	(4,078,788)	(2,871,553)	(326,562,337)	(185,590,458)
Net increase (decrease)	2,907,614	(833,813)	$236,316,701	$(54,391,106)
Class I
Shares sold	398,197	74,777	$31,583,310	$4,946,728
Shares redeemed	(133,425)	(291,105)	(10,868,462)	(19,399,461)
Net increase (decrease)	264,772	(216,328)	$20,714,848	$(14,452,733)
Class Z
Shares sold	357,479	19,696	$29,101,658	$1,307,319
Shares redeemed	(53,367)	(49,019)	(4,420,736)	(3,238,948)
Net increase (decrease)	304,112	(29,323)	$24,680,922	$(1,931,629)

10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Select Portfolios and Shareholders of Automotive Portfolio, Communication Services Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Leisure Portfolio, and Retailing Portfolio

Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Automotive Portfolio, Communication Services Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Leisure Portfolio, and Retailing Portfolio (six of the funds constituting Fidelity Select Portfolios, hereafter collectively referred to as the "Funds") as of February 29, 2024, the related statements of operations for the year ended February 29, 2024, the statements of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 29, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 29, 2024 and each of the financial highlights for each of the five years in the period ended February 29, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
April 10, 2024

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for Vijay Advani, each of the Trustees oversees 323 funds. Mr. Advani oversees 216 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Trustee
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2018
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2008
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations+
Peter S. Lynch (1944)
Year of Election or Appointment: 2018
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Senior Vice President, Vice President, Treasurer, or Director of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as President or Director of certain Fidelity entities. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer or Director of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
+ The information includes principal occupation during the last five years.
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2023 to February 29, 2024).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value September 1, 2023	Ending Account Value February 29, 2024	Expenses Paid During Period- C September 1, 2023 to February 29, 2024

Automotive Portfolio **	.85%
Actual		$ 1,000	$ 1,075.00	$ 4.39
Hypothetical-B		$ 1,000	$ 1,020.64	$ 4.27
Communication Services Portfolio
Class A **	1.03%
Actual		$ 1,000	$ 1,191.30	$ 5.61
Hypothetical-B		$ 1,000	$ 1,019.74	$ 5.17
Class M	1.28%
Actual		$ 1,000	$ 1,189.80	$ 6.97
Hypothetical-B		$ 1,000	$ 1,018.50	$ 6.42
Class C	1.76%
Actual		$ 1,000	$ 1,187.00	$ 9.57
Hypothetical-B		$ 1,000	$ 1,016.11	$ 8.82
Communication Services Portfolio **	.76%
Actual		$ 1,000	$ 1,192.80	$ 4.14
Hypothetical-B		$ 1,000	$ 1,021.08	$ 3.82
Class I **	.75%
Actual		$ 1,000	$ 1,193.00	$ 4.09
Hypothetical-B		$ 1,000	$ 1,021.13	$ 3.77
Class Z **	.61%
Actual		$ 1,000	$ 1,193.70	$ 3.33
Hypothetical-B		$ 1,000	$ 1,021.83	$ 3.07

Construction and Housing Portfolio **	.75%
Actual		$ 1,000	$ 1,162.30	$ 4.03
Hypothetical-B		$ 1,000	$ 1,021.13	$ 3.77

Consumer Discretionary Portfolio **	.73%
Actual		$ 1,000	$ 1,145.00	$ 3.89
Hypothetical-B		$ 1,000	$ 1,021.23	$ 3.67

Leisure Portfolio **	.72%
Actual		$ 1,000	$ 1,137.70	$ 3.83
Hypothetical-B		$ 1,000	$ 1,021.28	$ 3.62

Retailing Portfolio **	.71%
Actual		$ 1,000	$ 1,192.90	$ 3.87
Hypothetical-B		$ 1,000	$ 1,021.33	$ 3.57

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Automotive Portfolio- If fees and changes to the expense contract and/ or expense cap, effective December 1, 2023, had been in effect during the entire current period, the restated annualized expense ratio would have been .81% and the expenses paid in the actual and hypothetical examples above would have been $4.16 and $4.05, respectively.
** If fees and changes to the expense contract and/or expense cap, effective March 1, 2024, had been in effect during the current period, the restated annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in table below:
	Annualized Expense Ratio- A	Expenses Paid

Automotive Portfolio	.74%
Actual		$ 3.82
Hypothetical- B		$ 3.72
Communication Services Portfolio
Class A	.97%
Actual		$ 5.29
Hypothetical- B		$ 4.87
Communication Services Portfolio	.69%
Actual		$ 3.76
Hypothetical- B		$ 3.47
Class I	.71%
Actual		$ 3.87
Hypothetical- B		$ 3.57
Class Z	.57%
Actual		$ 3.11
Hypothetical- B		$ 2.87

Construction and Housing Portfolio	.69%
Actual		$ 3.71
Hypothetical- B		$ 3.47

Consumer Discretionary Portfolio	.69%
Actual		$ 3.68
Hypothetical- B		$ 3.47

Leisure Portfolio	.68%
Actual		$ 3.61
Hypothetical- B		$ 3.42

Retailing Portfolio	.66%
Actual		$ 3.60
Hypothetical- B		$ 3.32

A Annualized expense ratio reflects expenses net of applicable fee waivers.
B 5% return per year before expenses

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.
The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 29, 2024, or, if subsequently determined to be different, the net capital gain of such year.

Communication Services Portfolio	$41,152,215
Construction and Housing Portfolio	$7,478,732
Consumer Discretionary Portfolio	$13,059,626
Leisure Portfolio	$11,800,934
Retailing Portfolio	$328,803,937

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

Automotive Portfolio
April 2023	94%
December 2023	58%
Construction and Housing Portfolio
December 2023	98%
Consumer Discretionary Portfolio
December 2023	100%
Leisure Portfolio
April 2023	100%
December 2023	100%
Retailing Portfolio
December 2023	98%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Automotive Portfolio
April 2023	100%
December 2023	100%
Construction and Housing Portfolio
December 2023	100%
Consumer Discretionary Portfolio
December 2023	100%
Leisure Portfolio
April 2023	100%
December 2023	100%
Retailing Portfolio
December 2023	100%

The funds hereby designate the percentages noted below of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders:

December, 2023
Leisure Portfolio	100%
Retailing Portfolio	100%

The funds hereby designate the amounts noted below as distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends:

Construction and Housing Portfolio	$58,458
Retailing Portfolio	$185,073

The funds will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts

Automotive Portfolio
Communication Services Portfolio
Construction and House Portfolio
Consumer Discretionary Portfolio
Leisure Portfolio
Retailing Portfolio
At its January 2024 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), approved an amended and restated management contract with Fidelity Management & Research Company LLC (FMR) (the Management Contract), and amended and restated sub-advisory agreements (the Sub-Advisory Contracts, and together with the Management Contract, the Advisory Contracts) for each fund, including each fund's sub-advisory agreements with FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The Advisory Contracts will be effective March 1, 2024. The Board will consider the annual renewal of each fund's Advisory Contracts in May 2024, following its review of additional materials provided by FMR.
Management Contract. The Board approved the Management Contract, which implements a new fee structure combining the management fee, transfer agent fee (TA Fee), and pricing and bookkeeping fee (P&B Fee) of each fund and each class of Communication Services Portfolio into a single fee (single class-level fee for Communications Service Portfolio) based on tiered schedules and subject to a maximum (class-level for Communication Services Portfolio) rate (the Unified Fee). In exchange for the Unified Fee, each fund will receive investment advisory, management, administrative, transfer agent, pricing and bookkeeping services under a single agreement - the Management Contract.
In its consideration of the Management Contract over several meetings, the Board received, reviewed and discussed a comprehensive set of analyses regarding the Unified Fee including (i) the legal framework, (ii) design goals for the Unified Fee, (iii) calculation methodology for the Unified Fee and illustrative examples, (iv) annual and cumulative projected impacts under various scenarios, both in the aggregate and at the fund/class level, (v) explanations of schedules, rate levers and maximum rates and (vi) shareholder benefits and projected savings.
The Board considered that the maximum Unified Fee for each fund and each class of Communication Services Portfolio would be no higher than the sum of (i) the lowest contractual management fee rate under each fund's existing management contract, which is the individual fund fee rate, if any, plus the lowest contractual marginal group fee rate and (ii) the TA and P&B Fee rates, which are fixed fee rates since December 1, 2023 (together, the Unified Fee Cap). The Board noted that Fidelity has represented that, as a result of this Unified Fee Cap, the Unified Fee would be no greater than the fee rates previously authorized to be charged to each fund for the same services. The Board noted that certain expenses such as third-party expenses, Rule 12b-1 fees (for Communication Services Portfolio), and certain other miscellaneous expenses would be outside the scope of the Unified Fee and the calculation of such fees would not change as a result of the Unified Fee. For Communication Services Portfolio, the Board considered that, under the Management Contract, a different management fee rate will be applicable to each class of the fund. The Board noted that Fidelity has represented that the difference in expenses between classes is based on differences in class-specific expenses and not due to any difference in advisory or third-party custodial fees or other expenses related to the management of the fund's assets.
The Board considered Fidelity's representations that implementation of the Unified Fee, which includes the Unified Fee Cap, would cause all funds subject to the Unified Fee, including each fund, to experience an immediate reduction on contractual fee rates for services provided under the current management contracts. The Board considered that some funds would not experience lower net total fees as a result of existing fee caps. The Board further considered that, in addition to the contractual fee savings, the Unified Fee offers funds and their shareholders greater protection from future rate increases for services previously offered under separate agreements that are now covered by the Management Contract because such rate increases would require shareholder approval.
Sub-Advisory Contracts. In connection with the Unified Fee changes, the Board considered the Sub-Advisory Contracts, which simplified the calculation of the fees paid by FMR to the sub-advisers under the agreements. The Board noted that the agreements with FMR UK, FMR H.K., and FMR Japan were amended to provide that FMR will compensate each sub-adviser at a fee rate equal to 110% of the sub-adviser's costs incurred in providing services under the agreement. The Board considered that, under the Sub-Advisory Contracts, FMR, and not each fund, will continue to pay the sub-advisory fees to each applicable sub-adviser.
The Board further considered that the approval of each fund's Advisory Contracts will not result in any changes in the investment process or strategies employed in the management of each fund's assets or the day-to-day management of each fund or the persons primarily responsible for such management. Further, the Board considered that the Management Contract would not change the obligations and services of FMR and its affiliates on behalf of each fund, and, in particular, there would be no change in the nature and level of advisory, management, administration, transfer agent, and pricing and bookkeeping services provided to each fund by FMR, its affiliates, and each applicable sub-adviser.
In connection with its consideration of future renewals of each fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for each fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing each fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the funds) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.
Based on its evaluation of all of the conclusions and representations noted above, and after considering all factors it believed relevant, the Board concluded that each fund's management fee structure is fair and reasonable, and that the funds' Advisory Contracts should be approved.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Funds have adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage each Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. Each Fund's Board of Trustees (the Board) has designated each Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factor specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2022 through November 30, 2023.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.813633.119
SELCON-ANN-0424
Fidelity® Select Portfolios®
Consumer Staples Sector

Consumer Staples Portfolio

Annual Report
February 29, 2024
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 29, 2024	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	-1.14%	7.35%	6.28%
Class M (incl. 3.50% sales charge)	0.96%	7.57%	6.25%
Class C (incl. contingent deferred sales charge)	3.12%	7.81%	6.28%
Consumer Staples Portfolio	5.20%	8.94%	7.22%
Class I	5.19%	8.93%	7.21%
Class Z	5.31%	9.07%	7.28%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Consumer Staples Portfolio, a class of the fund, on February 28, 2014.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 30.45% for the 12 months ending February 29, 2024, according to the S&P 500® index, as robust earnings, a slowing in the pace of inflation and resilient late-cycle expansion of the U.S. economy aided risk assets. The index ended February at a record high. Notably, the rally has been driven by a narrow set of firms in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. This is mostly reflected in semiconductor-related stocks (+113%) and media & entertainment (+68%) names. A likely shift in monetary policy also provided a boost. Aggressive rate hikes by the U.S. Federal Reserve continued until late July, when the Fed decided to pause a series of increases that began in March 2022 at a 22-year high while it observed the effect on inflation and the economy. Following the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline and gained 14.09% through year-end and added 1.68% in January and 5.34% in February. By sector for the full 12 months, information technology (+61%) and communication services (+58%) were standouts, with AI a major tailwind. In sharp contrast, the defensive-oriented utilities sector (-1%) fared worst. Other notable laggards included real estate (+7%) and consumer staples (+8%), each also considered defensive, and energy (+6%).
Comments from Portfolio Manager Ben Shuleva:
For the fiscal year ending February 29, 2024, the fund gained 5.20% versus 8.96% for the MSCI US IMI Consumer Staples 25/50 Index and 30.45% for the broad-based S&P 500® index. The primary detractors from performance versus the sector index were an underweight and stock selection in the consumer staples merchandise retail segment. Picks in personal care products, investment choices and a sizable overweight in the software drinks & non-alcoholic beverages group and security selection in household products also hampered the fund's result. The biggest individual relative detractor was a notable underweight in Costco Wholesale (+58%), which was not held at period end. The second-largest relative detractor was a sizable overweight in Keurig Dr Pepper (-11%), which was among the fund's top holdings on February 29. During the period, we significantly increased our investment in Keurig Dr Pepper. An overweight in Energizer Holdings (-18%) also hurt. In contrast, the biggest contributors to performance versus the sector index were stock picks and an underweight in packaged foods & meats. Positioning in the agricultural products & services group and an underweight in drug retail also boosted the fund's relative performance. The top individual relative contributor was an overweight in Estée Lauder (-37%), a position we added to this period. A second notable relative contributor was an underweight in PepsiCo (-1%), which was one of our biggest holdings on February 29. An underweight in Hershey (-10%) also helped. This was an investment we established this period. Notable changes in positioning include increased exposure to the personal care products and consumer staples merchandise retail industries.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary February 29, 2024 (Unaudited)
Top Holdings (% of Fund's net assets)

Procter & Gamble Co.	13.8
The Coca-Cola Co.	12.6
Keurig Dr. Pepper, Inc.	8.1
Kenvue, Inc.	6.2
PepsiCo, Inc.	4.5
Walmart, Inc.	4.1
Altria Group, Inc.	3.8
Mondelez International, Inc.	3.7
Philip Morris International, Inc.	3.3
Constellation Brands, Inc. Class A (sub. vtg.)	3.2
63.3

Industries (% of Fund's net assets)

Beverages	36.3
Household Products	21.0
Food Products	14.7
Consumer Staples Distribution & Retail	10.4
Personal Care Products	9.5
Tobacco	7.8

Schedule of Investments February 29, 2024
Showing Percentage of Net Assets
Common Stocks - 99.7%
	Shares	Value ($)
Beverages - 36.3%
Brewers - 2.7%
Boston Beer Co., Inc. Class A (a)	131,800	40,612,852
Distillers & Vintners - 5.7%
Brown-Forman Corp. Class B (non-vtg.)	185,300	11,160,619
Constellation Brands, Inc. Class A (sub. vtg.)	190,684	47,388,788
Diageo PLC	615,516	23,013,728
Duckhorn Portfolio, Inc. (a)	316,100	3,006,111
MGP Ingredients, Inc.	9,800	834,764
		85,404,010
Soft Drinks & Non-alcoholic Beverages - 27.9%
Keurig Dr. Pepper, Inc.	4,033,827	120,651,766
Monster Beverage Corp.	685,226	40,496,857
PepsiCo, Inc.	405,504	67,046,031
The Coca-Cola Co.	3,153,318	189,262,146
		417,456,800
TOTAL BEVERAGES		543,473,662
Consumer Staples Distribution & Retail - 10.4%
Consumer Staples Merchandise Retail - 8.9%
BJ's Wholesale Club Holdings, Inc. (a)	295,900	21,612,536
Dollar General Corp.	58,500	8,500,635
Dollar Tree, Inc. (a)	13,900	2,038,852
Target Corp.	259,900	39,743,908
Walmart, Inc.	1,054,500	61,804,245
		133,700,176
Drug Retail - 0.5%
Walgreens Boots Alliance, Inc. (b)	326,800	6,947,768
Food Distributors - 0.7%
Sysco Corp.	132,756	10,749,253
Food Retail - 0.3%
Albertsons Companies, Inc.	157,800	3,200,184
Grocery Outlet Holding Corp. (a)	43,000	1,108,970
		4,309,154
TOTAL CONSUMER STAPLES DISTRIBUTION & RETAIL		155,706,351
Food Products - 14.7%
Agricultural Products & Services - 2.3%
Archer Daniels Midland Co.	348,200	18,492,902
Bunge Global SA	116,393	10,984,007
Darling Ingredients, Inc. (a)	114,061	4,825,921
		34,302,830
Packaged Foods & Meats - 12.4%
Conagra Brands, Inc.	255,741	7,181,207
General Mills, Inc.	219,100	14,061,838
Laird Superfood, Inc. (a)	220,582	176,466
Lamb Weston Holdings, Inc.	194,500	19,879,845
McCormick & Co., Inc. (non-vtg.)	16,300	1,122,418
Mondelez International, Inc.	763,797	55,810,647
Nomad Foods Ltd.	1,672,659	30,827,105
Pilgrim's Pride Corp. (a)	34,700	1,104,848
The Hershey Co.	11,000	2,067,120
The J.M. Smucker Co.	130,300	15,658,151
The Real Good Food Co. LLC:
Class B (a)(c)	54,867	1
Class B unit (a)(d)	54,867	63,646
The Simply Good Foods Co. (a)	21,500	762,820
TreeHouse Foods, Inc. (a)	403,008	14,423,656
Tyson Foods, Inc. Class A	426,866	23,153,212
		186,292,980
TOTAL FOOD PRODUCTS		220,595,810
Household Products - 21.0%
Household Products - 21.0%
Colgate-Palmolive Co.	104,100	9,006,732
Energizer Holdings, Inc.	1,653,489	47,207,111
Kimberly-Clark Corp.	329,133	39,881,046
Procter & Gamble Co.	1,300,882	206,762,184
Reynolds Consumer Products, Inc.	16,939	499,701
The Clorox Co.	70,774	10,850,362
		314,207,136
Personal Care Products - 9.5%
Personal Care Products - 9.5%
Edgewell Personal Care Co.	212,483	8,114,726
Estee Lauder Companies, Inc. Class A	245,655	36,499,420
Herbalife Ltd. (a)	116,150	1,025,605
Kenvue, Inc.	4,879,600	92,712,400
Olaplex Holdings, Inc. (a)	2,097,914	3,902,120
		142,254,271
Tobacco - 7.8%
Tobacco - 7.8%
Altria Group, Inc.	1,372,517	56,149,670
British American Tobacco PLC:
(United Kingdom)	106,497	3,164,178
sponsored ADR	260,600	7,789,334
Philip Morris International, Inc.	554,682	49,899,193
		117,002,375
TOTAL COMMON STOCKS (Cost $1,212,408,673)		1,493,239,605

Money Market Funds - 0.6%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (e)	1,662,968	1,663,301
Fidelity Securities Lending Cash Central Fund 5.39% (e)(f)	7,105,015	7,105,725
TOTAL MONEY MARKET FUNDS (Cost $8,769,026)		8,769,026

TOTAL INVESTMENT IN SECURITIES - 100.3% (Cost $1,221,177,699)	1,502,008,631
NET OTHER ASSETS (LIABILITIES) - (0.3)%	(3,891,996)
NET ASSETS - 100.0%	1,498,116,635

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)	Level 3 security
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $63,646 or 0.0% of net assets.

(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	691,618	228,020,334	227,048,651	172,254	-	-	1,663,301	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	36,898,404	187,468,744	217,261,423	74,391	-	-	7,105,725	0.0%
Total	37,590,022	415,489,078	444,310,074	246,645	-	-	8,769,026

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	1,493,239,605	1,490,075,426	3,164,178	1

Money Market Funds	8,769,026	8,769,026	-	-
Total Investments in Securities:	1,502,008,631	1,498,844,452	3,164,178	1

Net Unrealized Appreciation on Unfunded Commitments	5,513	-	-	5,513
Total	5,513	-	-	5,513
Financial Statements
Statement of Assets and Liabilities
		February 29, 2024

Assets
Investment in securities, at value (including securities loaned of $6,945,642) - See accompanying schedule:
Unaffiliated issuers (cost $1,212,408,673)	$1,493,239,605
Fidelity Central Funds (cost $8,769,026)	8,769,026

Total Investment in Securities (cost $1,221,177,699)		$1,502,008,631
Receivable for investments sold		10,243,877
Unrealized appreciation on unfunded commitments		5,513
Receivable for fund shares sold		528,286
Dividends receivable		2,298,955
Distributions receivable from Fidelity Central Funds		6,232
Prepaid expenses		3,821
Other receivables		319,000
Total assets		1,515,414,315
Liabilities
Payable for investments purchased	$7,534,540
Payable for fund shares redeemed	1,264,681
Accrued management fee	660,513
Distribution and service plan fees payable	131,227
Other affiliated payables	243,547
Other payables and accrued expenses	357,447
Collateral on securities loaned	7,105,725
Total Liabilities		17,297,680
Commitments and contingent liabilities (see Commitments note)
Net Assets		$1,498,116,635
Net Assets consist of:
Paid in capital		$1,216,261,233
Total accumulated earnings (loss)		281,855,402
Net Assets		$1,498,116,635

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($290,687,393 ÷ 3,189,130 shares)(a)		$91.15
Maximum offering price per share (100/94.25 of $91.15)		$96.71
Class M :
Net Asset Value and redemption price per share ($58,373,119 ÷ 648,892 shares)(a)		$89.96
Maximum offering price per share (100/96.50 of $89.96)		$93.22
Class C :
Net Asset Value and offering price per share ($52,661,150 ÷ 598,155 shares)(a)		$88.04
Consumer Staples :
Net Asset Value, offering price and redemption price per share ($895,019,098 ÷ 9,687,731 shares)		$92.39
Class I :
Net Asset Value, offering price and redemption price per share ($143,349,656 ÷ 1,556,365 shares)		$92.11
Class Z :
Net Asset Value, offering price and redemption price per share ($58,026,219 ÷ 630,831 shares)		$91.98
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
		Year ended February 29, 2024
Investment Income
Dividends		$43,893,567
Income from Fidelity Central Funds (including $74,391 from security lending)		246,645
Total Income		44,140,212
Expenses
Management fee	$8,231,604
Transfer agent fees	2,585,058
Distribution and service plan fees	1,726,714
Accounting fees	433,862
Custodian fees and expenses	39,945
Independent trustees' fees and expenses	9,810
Registration fees	135,191
Audit	50,180
Legal	3,446
Interest	23,604
Miscellaneous	9,915
Total expenses before reductions	13,249,329
Expense reductions	(117,146)
Total expenses after reductions		13,132,183
Net Investment income (loss)		31,008,029
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	62,844,088
Redemptions in-kind	11,902,627
Foreign currency transactions	(11,676)
Total net realized gain (loss)		74,735,039
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(33,617,227)
Unfunded commitments	5,513
Assets and liabilities in foreign currencies	5,061
Total change in net unrealized appreciation (depreciation)		(33,606,653)
Net gain (loss)		41,128,386
Net increase (decrease) in net assets resulting from operations		$72,136,415
Statement of Changes in Net Assets

	Year ended February 29, 2024	Year ended February 28, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$31,008,029	$26,761,712
Net realized gain (loss)	74,735,039	509,722
Change in net unrealized appreciation (depreciation)	(33,606,653)	(58,461,711)
Net increase (decrease) in net assets resulting from operations	72,136,415	(31,190,277)
Distributions to shareholders	(76,670,402)	(52,925,514)

Share transactions - net increase (decrease)	(46,163,278)	(73,640,667)
Total increase (decrease) in net assets	(50,697,265)	(157,756,458)

Net Assets
Beginning of period	1,548,813,900	1,706,570,358
End of period	$1,498,116,635	$1,548,813,900

Financial Highlights
Fidelity Advisor® Consumer Staples Fund Class A

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$91.25	$95.55	$89.40	$79.57	$76.88
Income from Investment Operations
Net investment income (loss) B,C	1.68	1.38	1.40	1.34	1.40
Net realized and unrealized gain (loss)	2.68	(2.79)	14.98	11.24	3.54
Total from investment operations	4.36	(1.41)	16.38	12.58	4.94
Distributions from net investment income	(1.50)	(1.36)	(1.55)	(1.42)	(1.35)
Distributions from net realized gain	(2.96)	(1.53)	(8.68)	(1.33)	(.90)
Total distributions	(4.46)	(2.89)	(10.23)	(2.75)	(2.25)
Net asset value, end of period	$91.15	$91.25	$95.55	$89.40	$79.57
Total Return D,E	4.90%	(1.49)%	18.83%	16.00%	6.17%
Ratios to Average Net Assets C,F,G
Expenses before reductions	1.01%	1.01%	1.01%	1.04%	1.04%
Expenses net of fee waivers, if any	1.00%	1.01%	1.01%	1.04%	1.04%
Expenses net of all reductions	1.00%	1.01%	1.01%	1.03%	1.04%
Net investment income (loss)	1.80%	1.51%	1.45%	1.57%	1.67%
Supplemental Data
Net assets, end of period (000 omitted)	$290,687	$297,850	$293,276	$248,234	$239,067
Portfolio turnover rate H	54% I	46%	61%	51%	40%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not include the effect of the sales charges.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Consumer Staples Fund Class M

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$90.11	$94.39	$88.43	$78.74	$76.13
Income from Investment Operations
Net investment income (loss) B,C	1.42	1.13	1.13	1.10	1.16
Net realized and unrealized gain (loss)	2.66	(2.76)	14.81	11.11	3.50
Total from investment operations	4.08	(1.63)	15.94	12.21	4.66
Distributions from net investment income	(1.27)	(1.12)	(1.30)	(1.19)	(1.15)
Distributions from net realized gain	(2.96)	(1.53)	(8.68)	(1.33)	(.90)
Total distributions	(4.23)	(2.65)	(9.98)	(2.52)	(2.05)
Net asset value, end of period	$89.96	$90.11	$94.39	$88.43	$78.74
Total Return D,E	4.63%	(1.74)%	18.51%	15.69%	5.88%
Ratios to Average Net Assets C,F,G
Expenses before reductions	1.27%	1.27%	1.28%	1.31%	1.31%
Expenses net of fee waivers, if any	1.26%	1.27%	1.28%	1.31%	1.31%
Expenses net of all reductions	1.26%	1.27%	1.28%	1.30%	1.31%
Net investment income (loss)	1.54%	1.25%	1.18%	1.30%	1.40%
Supplemental Data
Net assets, end of period (000 omitted)	$58,373	$62,870	$64,707	$56,664	$55,954
Portfolio turnover rate H	54% I	46%	61%	51%	40%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not include the effect of the sales charges.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Consumer Staples Fund Class C

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$88.22	$92.48	$86.73	$77.27	$74.79
Income from Investment Operations
Net investment income (loss) B,C	.95	.67	.65	.68	.75
Net realized and unrealized gain (loss)	2.61	(2.69)	14.51	10.87	3.44
Total from investment operations	3.56	(2.02)	15.16	11.55	4.19
Distributions from net investment income	(.78)	(.71)	(.79)	(.80)	(.81)
Distributions from net realized gain	(2.96)	(1.53)	(8.62)	(1.30)	(.90)
Total distributions	(3.74)	(2.24)	(9.41)	(2.09) D	(1.71)
Net asset value, end of period	$88.04	$88.22	$92.48	$86.73	$77.27
Total Return E,F	4.12%	(2.23)%	17.92%	15.14%	5.39%
Ratios to Average Net Assets C,G,H
Expenses before reductions	1.76%	1.77%	1.77%	1.79%	1.79%
Expenses net of fee waivers, if any	1.75%	1.76%	1.76%	1.79%	1.79%
Expenses net of all reductions	1.75%	1.76%	1.76%	1.78%	1.79%
Net investment income (loss)	1.05%	.76%	.70%	.83%	.92%
Supplemental Data
Net assets, end of period (000 omitted)	$52,661	$78,497	$88,645	$104,955	$117,328
Portfolio turnover rate I	54% J	46%	61%	51%	40%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the contingent deferred sales charge.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

JPortfolio turnover rate excludes securities received or delivered in-kind.

Consumer Staples Portfolio

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$92.43	$96.75	$90.40	$80.42	$77.63
Income from Investment Operations
Net investment income (loss) B,C	1.96	1.66	1.69	1.60	1.66
Net realized and unrealized gain (loss)	2.73	(2.84)	15.16	11.39	3.59
Total from investment operations	4.69	(1.18)	16.85	12.99	5.25
Distributions from net investment income	(1.77)	(1.61)	(1.81)	(1.68)	(1.55)
Distributions from net realized gain	(2.96)	(1.53)	(8.68)	(1.33)	(.90)
Total distributions	(4.73)	(3.14)	(10.50) D	(3.01)	(2.46) D
Net asset value, end of period	$92.39	$92.43	$96.75	$90.40	$80.42
Total Return E	5.20%	(1.21)%	19.16%	16.34%	6.48%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.73%	.73%	.73%	.75%	.75%
Expenses net of fee waivers, if any	.72%	.73%	.73%	.75%	.75%
Expenses net of all reductions	.72%	.73%	.73%	.74%	.75%
Net investment income (loss)	2.08%	1.79%	1.74%	1.86%	1.96%
Supplemental Data
Net assets, end of period (000 omitted)	$895,019	$862,837	$1,032,956	$770,644	$773,437
Portfolio turnover rate H	54% I	46%	61%	51%	40%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Consumer Staples Fund Class I

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$92.16	$96.48	$90.17	$80.23	$77.45
Income from Investment Operations
Net investment income (loss) B,C	1.95	1.65	1.67	1.60	1.65
Net realized and unrealized gain (loss)	2.72	(2.83)	15.13	11.34	3.58
Total from investment operations	4.67	(1.18)	16.80	12.94	5.23
Distributions from net investment income	(1.76)	(1.61)	(1.80)	(1.67)	(1.55)
Distributions from net realized gain	(2.96)	(1.53)	(8.68)	(1.33)	(.90)
Total distributions	(4.72)	(3.14)	(10.49) D	(3.00)	(2.45)
Net asset value, end of period	$92.11	$92.16	$96.48	$90.17	$80.23
Total Return E	5.19%	(1.22)%	19.15%	16.32%	6.48%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.74%	.74%	.74%	.76%	.76%
Expenses net of fee waivers, if any	.73%	.74%	.74%	.75%	.76%
Expenses net of all reductions	.73%	.74%	.74%	.75%	.76%
Net investment income (loss)	2.08%	1.78%	1.72%	1.86%	1.95%
Supplemental Data
Net assets, end of period (000 omitted)	$143,350	$158,019	$149,160	$132,898	$149,514
Portfolio turnover rate H	54% I	46%	61%	51%	40%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Consumer Staples Fund Class Z

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$92.05	$96.36	$90.08	$80.14	$77.36
Income from Investment Operations
Net investment income (loss) B,C	2.07	1.76	1.79	1.71	1.78
Net realized and unrealized gain (loss)	2.70	(2.82)	15.10	11.35	3.56
Total from investment operations	4.77	(1.06)	16.89	13.06	5.34
Distributions from net investment income	(1.88)	(1.73)	(1.93)	(1.79)	(1.66)
Distributions from net realized gain	(2.96)	(1.53)	(8.68)	(1.33)	(.90)
Total distributions	(4.84)	(3.25) D	(10.61)	(3.12)	(2.56)
Net asset value, end of period	$91.98	$92.05	$96.36	$90.08	$80.14
Total Return E	5.31%	(1.09)%	19.29%	16.49%	6.61%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.61%	.61%	.61%	.62%	.63%
Expenses net of fee waivers, if any	.60%	.61%	.61%	.62%	.63%
Expenses net of all reductions	.60%	.61%	.61%	.62%	.62%
Net investment income (loss)	2.20%	1.91%	1.85%	1.99%	2.08%
Supplemental Data
Net assets, end of period (000 omitted)	$58,026	$88,741	$77,826	$43,591	$41,629
Portfolio turnover rate H	54% I	46%	61%	51%	40%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended February 29, 2024

1. Organization.
Consumer Staples Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class M, Class C, Consumer Staples, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Consumer Staples Portfolio	$307,950

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, redemptions in-kind, partnerships, deferred Trustee compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$342,642,204
Gross unrealized depreciation	(72,249,421)
Net unrealized appreciation (depreciation)	$270,392,783
Tax Cost	$1,231,621,361

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$4,377,862
Undistributed long-term capital gain	$7,361,349
Net unrealized appreciation (depreciation) on securities and other investments	$270,390,149

The tax character of distributions paid was as follows:

	February 29, 2024	February 28, 2023
Ordinary Income	$41,531,646	$28,235,236
Long-term Capital Gains	35,138,756	24,690,278
Total	$76,670,402	$52,925,514

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Commitments outstanding at period end are presented in the table below. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statement of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable based on contractual conditions of each commitment.

	Investment to be Acquired	Commitment Amount	Unrealized Appreciation (Depreciation)
Consumer Staples Portfolio	JUUL Labs, Inc.	$2,254,777	$5,513
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Consumer Staples Portfolio	854,082,796	919,908,464

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Consumer Staples Portfolio	341,222	11,902,627	31,040,947	Consumer Staples
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .52% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$753,274	$4,991
Class M	.25%	.25%	307,792	-
Class C	.75%	.25%	665,648	66,918
			$1,726,714	$71,909

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$68,740
Class M	5,303
Class CA	4,820
$78,863

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund.

During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	0.1892
Class M	0.1988
Class C	0.1919
Consumer Staples	0.1600
Class I	0.1698

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC received an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$574,318.19
Class M	123,261.20
Class C	128,533.19
Consumer Staples	1,438,983.16
Class I	287,424.17
Class Z	32,539.04
	$2,585,058

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records.

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Consumer Staples Portfolio	.0275

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Consumer Staples Portfolio	.03

Subsequent Event - Management Fee. Effective March 1, 2024, the Fund's management contract will be amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate will pay certain expenses of managing and operating the Fund out of each class's management fee.

Each class of the Fund will pay a management fee to the investment adviser. The management fee will be calculated and paid to the investment adviser every month.

When determining a class's management fee, a mandate rate will be calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate will be subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class.

The annual management fee rate for a class of shares of the Fund will be the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	.71
Class M	.72
Class C	.71
Consumer Staples	.68
Class I	.69
Class Z	.56

One-twelfth of the management fee rate for a class will be applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month.

A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Consumer Staples Portfolio	$14,738

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Consumer Staples Portfolio	Borrower	$ 4,534,400	5.35%	$23,604

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Consumer Staples Portfolio	70,659,201	53,887,787	1,738,929
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Consumer Staples Portfolio	$2,782
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Consumer Staples Portfolio	$6,791	$-	$-

9. Expense Reductions.
Through arrangements with each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction
Class M	$146

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $117,000.
10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended February 29, 2024	Year ended February 28, 2023
Consumer Staples Portfolio
Distributions to shareholders
Class A	$14,193,435	$9,061,460
Class M	2,755,073	1,830,918
Class C	2,447,301	2,098,957
Consumer Staples	45,433,753	32,004,733
Class I	8,441,151	5,160,204
Class Z	3,399,689	2,769,242
Total	$76,670,402	$52,925,514
11. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 29, 2024	Year ended February 28, 2023	Year ended February 29, 2024	Year ended February 28, 2023
Consumer Staples Portfolio
Class A
Shares sold	433,548	565,130	$40,414,601	$51,861,919
Reinvestment of distributions	152,629	95,040	13,731,692	8,776,247
Shares redeemed	(661,316)	(465,315)	(61,286,921)	(42,475,640)
Net increase (decrease)	(75,139)	194,855	$(7,140,628)	$18,162,526
Class M
Shares sold	30,160	86,908	$2,769,669	$7,782,299
Reinvestment of distributions	30,823	19,900	2,736,825	1,820,900
Shares redeemed	(109,826)	(94,625)	(10,088,961)	(8,558,414)
Net increase (decrease)	(48,843)	12,183	$(4,582,467)	$1,044,785
Class C
Shares sold	60,782	167,163	$5,515,955	$14,879,754
Reinvestment of distributions	27,847	22,978	2,419,449	2,076,666
Shares redeemed	(380,224)	(258,894)	(34,216,372)	(22,861,871)
Net increase (decrease)	(291,595)	(68,753)	$(26,280,968)	$(5,905,451)
Consumer Staples
Shares sold	2,481,700	2,183,669	$235,907,480	$203,864,179
Reinvestment of distributions	456,661	316,888	41,615,033	29,626,850
Shares redeemed	(2,585,591)	(3,842,578)	(241,614,760)	(351,826,884)
Net increase (decrease)	352,770	(1,342,021)	$35,907,753	$(118,335,855)
Class I
Shares sold	708,067	795,767	$66,730,554	$73,693,384
Reinvestment of distributions	88,639	52,268	8,056,704	4,854,356
Shares redeemed	(954,914)	(679,428)	(89,032,490)	(62,277,443)
Net increase (decrease)	(158,208)	168,607	$(14,245,232)	$16,270,297
Class Z
Shares sold	505,773	568,677	$47,755,733	$52,889,407
Reinvestment of distributions	33,052	27,861	3,005,014	2,580,426
Shares redeemed	(872,078)	(440,111)	(80,582,483)	(40,346,802)
Net increase (decrease)	(333,253)	156,427	$(29,821,736)	$15,123,031
12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Select Portfolios and Shareholders of Consumer Staples Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Consumer Staples Portfolio (one of the funds constituting Fidelity Select Portfolios, referred to hereafter as the "Fund") as of February 29, 2024, the related statement of operations for the year ended February 29, 2024, the statement of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2024 and the financial highlights for each of the five years in the period ended February 29, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
April 12, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Vijay Advani, each of the Trustees oversees 323 funds. Mr. Advani oversees 216 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Trustee
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2018
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2008
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations+
Peter S. Lynch (1944)
Year of Election or Appointment: 2018
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Senior Vice President, Vice President, Treasurer, or Director of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as President or Director of certain Fidelity entities. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer or Director of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
+ The information includes principal occupation during the last five years.
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2023 to February 29, 2024).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value September 1, 2023	Ending Account Value February 29, 2024	Expenses Paid During Period- C September 1, 2023 to February 29, 2024
Consumer Staples Portfolio
Class A	1.00%
Actual		$ 1,000	$ 990.20	$ 4.95
Hypothetical-B		$ 1,000	$ 1,019.89	$ 5.02
Class M	1.26%
Actual		$ 1,000	$ 988.90	$ 6.23
Hypothetical-B		$ 1,000	$ 1,018.60	$ 6.32
Class C	1.76%
Actual		$ 1,000	$ 986.40	$ 8.69
Hypothetical-B		$ 1,000	$ 1,016.11	$ 8.82
Consumer Staples Portfolio **	.72%
Actual		$ 1,000	$ 991.60	$ 3.57
Hypothetical-B		$ 1,000	$ 1,021.28	$ 3.62
Class I	.73%
Actual		$ 1,000	$ 991.60	$ 3.61
Hypothetical-B		$ 1,000	$ 1,021.23	$ 3.67
Class Z **	.60%
Actual		$ 1,000	$ 992.10	$ 2.97
Hypothetical-B		$ 1,000	$ 1,021.88	$ 3.02

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

** If fees and changes to the expense contract and/or expense cap, effective March 1, 2024, had been in effect during the current period, the restated annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in table below:
	Annualized Expense Ratio- A	Expenses Paid
Consumer Staples Portfolio
Consumer Staples Portfolio	.68%
Actual		$ 3.37
Hypothetical- B		$ 3.42
Class Z	.57%
Actual		$ 2.82
Hypothetical- B		$ 2.87

A Annualized expense ratio reflects expenses net of applicable fee waivers.
B 5% return per year before expenses

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 29, 2024, $47,893,188, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.02% of the dividend distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 100% of the short-term capital gain dividend distributed in December during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund designates $171,725 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

Class A designates 100%, 100%, 100%, and 91%; Class M designates 100%, 100%, 100%, and 96%; Class C designates 100%, 100%, 100%, and 100%; Consumer Staples Portfolio designates 88%, 85%, 85%, and 87%; Class I designates 89%, 85%, 86%, and 87%; and Class Z designates 82%, 80%, 81%, and 85% of the dividends distributed in April, July, October and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 100%, 100%, 100%, and 93.95%; Class M designates 100%, 100%, 100%, and 98.53%; Class C designates 100%, 100%, 100%, and 100%; Consumer Staples Portfolio designates 91.07%, 88.62%, 88.66%, and 89.45%; Class I designates 91.56%, 88.84%, 89.44%, and 89.58%; and Class Z designates 84.68%, 82.98%, 83.94%, and 87.70% of the dividends distributed in April, July, October and December respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts
Consumer Staples Portfolio
At its January 2024 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), approved an amended and restated management contract with Fidelity Management & Research Company LLC (FMR) (the Management Contract), and amended and restated sub-advisory agreements (the Sub-Advisory Contracts, and together with the Management Contract, the Advisory Contracts) for the fund, including the fund's sub-advisory agreements with FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The Advisory Contracts will be effective March 1, 2024. The Board will consider the annual renewal of the fund's Advisory Contracts in May 2024, following its review of additional materials provided by FMR.
Management Contract. The Board approved the Management Contract, which implements a new fee structure combining the management fee, transfer agent fee (TA Fee), and pricing and bookkeeping fee (P&B Fee) of the fund and each class into a single class-level fee based on tiered schedules and subject to a maximum class-level rate (the Unified Fee). In exchange for the Unified Fee, the fund will receive investment advisory, management, administrative, transfer agent, pricing and bookkeeping services under a single agreement - the Management Contract.
In its consideration of the Management Contract over several meetings, the Board received, reviewed and discussed a comprehensive set of analyses regarding the Unified Fee including (i) the legal framework, (ii) design goals for the Unified Fee, (iii) calculation methodology for the Unified Fee and illustrative examples, (iv) annual and cumulative projected impacts under various scenarios, both in the aggregate and at the fund/class level, (v) explanations of schedules, rate levers and maximum rates and (vi) shareholder benefits and projected savings.
The Board considered that the maximum Unified Fee for each class of the fund would be no higher than the sum of (i) the lowest contractual management fee rate under the fund's existing management contract, which is the individual fund fee rate, if any, plus the lowest contractual marginal group fee rate and (ii) the TA and P&B Fee rates, which are fixed fee rates since December 1, 2023 (together, the Unified Fee Cap). The Board noted that Fidelity has represented that, as a result of this Unified Fee Cap, the Unified Fee would be no greater than the fee rates previously authorized to be charged to the fund for the same services. The Board noted that certain expenses such as third-party expenses, Rule 12b-1 fees, and certain other miscellaneous expenses would be outside the scope of the Unified Fee and the calculation of such fees would not change as a result of the Unified Fee. The Board considered that, under the Management Contract, a different management fee rate will be applicable to each class of the fund. The Board noted that Fidelity has represented that the difference in expenses between classes is based on differences in class-specific expenses and not due to any difference in advisory or third-party custodial fees or other expenses related to the management of the fund's assets.
The Board considered Fidelity's representations that implementation of the Unified Fee, which includes the Unified Fee Cap, would cause all funds subject to the Unified Fee, including the fund, to experience an immediate reduction on contractual fee rates for services provided under the current management contracts. The Board considered that some funds would not experience lower net total fees as a result of existing fee caps. The Board further considered that, in addition to the contractual fee savings, the Unified Fee offers funds and their shareholders greater protection from future rate increases for services previously offered under separate agreements that are now covered by the Management Contract because such rate increases would require shareholder approval.
Sub-Advisory Contracts. In connection with the Unified Fee changes, the Board considered the Sub-Advisory Contracts, which simplified the calculation of the fees paid by FMR to the sub-advisers under the agreements. The Board noted that the agreements with FMR UK, FMR H.K., and FMR Japan were amended to provide that FMR will compensate each sub-adviser at a fee rate equal to 110% of the sub-adviser's costs incurred in providing services under the agreement. The Board considered that, under the Sub-Advisory Contracts, FMR, and not the fund, will continue to pay the sub-advisory fees to each applicable sub-adviser.
The Board further considered that the approval of the fund's Advisory Contracts will not result in any changes in the investment process or strategies employed in the management of the fund's assets or the day-to-day management of the fund or the persons primarily responsible for such management. Further, the Board considered that the Management Contract would not change the obligations and services of FMR and its affiliates on behalf of the fund, and, in particular, there would be no change in the nature and level of advisory, management, administration, transfer agent, and pricing and bookkeeping services provided to the fund by FMR, its affiliates, and each applicable sub-adviser.
In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.
Based on its evaluation of all of the conclusions and representations noted above, and after considering all factors it believed relevant, the Board concluded that the fund's management fee structure is fair and reasonable, and that the fund's Advisory Contracts should be approved.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2022 through November 30, 2023.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.846042.117
SELCS-ANN-0424
Fidelity® Select Portfolios®
Industrials Sector

Defense and Aerospace Portfolio
Industrials Portfolio
Transportation Portfolio

Annual Report
February 29, 2024

Contents

Defense and Aerospace Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Industrials Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Transportation Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.
Defense and Aerospace Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 29, 2024	Past 1 year	Past 5 years	Past 10 years
Defense and Aerospace Portfolio	13.11%	5.41%	9.64%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Defense and Aerospace Portfolio on February 28, 2014.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Defense and Aerospace Portfolio
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 30.45% for the 12 months ending February 29, 2024, according to the S&P 500® index, as robust earnings, a slowing in the pace of inflation and resilient late-cycle expansion of the U.S. economy aided risk assets. The index ended February at a record high. Notably, the rally has been driven by a narrow set of firms in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. This is mostly reflected in semiconductor-related stocks (+113%) and media & entertainment (+68%) names. A likely shift in monetary policy also provided a boost. Aggressive rate hikes by the U.S. Federal Reserve continued until late July, when the Fed decided to pause a series of increases that began in March 2022 at a 22-year high while it observed the effect on inflation and the economy. Following the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline and gained 14.09% through year-end and added 1.68% in January and 5.34% in February. By sector for the full 12 months, information technology (+61%) and communication services (+58%) were standouts, with AI a major tailwind. In sharp contrast, the defensive-oriented utilities sector (-1%) fared worst. Other notable laggards included real estate (+7%) and consumer staples (+8%), each also considered defensive, and energy (+6%).
Comments from Portfolio Manager Clayton Pfannenstiel:
For the fiscal year ending February 29, 2024, the fund gained 13.11%, versus 11.84% for the MSCI US IMI Aerospace & Defense 25/50 Linked Index and 30.45% for the broad-based S&P 500® index. Relative to the industry index, security selection in the fund's core aerospace & defense group was the primary contributor. Picks in the research & consulting services category also helped. The top individual relative contributor was timely ownership of Spirit AeroSystems Holdings (-14%), one of the fund's largest holdings at period end. The fund had an index-neutral position in Spirit until September, at which time we moved to an overweight based on the attractive valuation. The second-largest relative contributor was an underweight in Raytheon Technologies (-6%), one of the fund's biggest holdings. The decision to avoiding Virgin Galactic, an index component that returned approximately -70%, proved advantageous as well this period. In contrast, the primary detractor from performance versus the industry index was out-of-index exposure to the electronic equipment & instruments group. Not owning Moog, an index component that gained roughly 53%, was the largest individual relative detractor. Avoiding shares of AeroVironment, an index component that rose 48%, proved detrimental as well. A overweight position in Lockheed Martin returned -7% and also notably hurt, though the stock was one of the fund's largest holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Defense and Aerospace Portfolio
Investment Summary February 29, 2024 (Unaudited)
Top Holdings (% of Fund's net assets)

The Boeing Co.	16.7
Lockheed Martin Corp.	11.3
RTX Corp.	11.2
General Dynamics Corp.	5.2
HEICO Corp. Class A	5.0
Howmet Aerospace, Inc.	5.0
TransDigm Group, Inc.	4.9
Spirit AeroSystems Holdings, Inc. Class A	4.8
Northrop Grumman Corp.	4.6
Axon Enterprise, Inc.	3.4
72.1

Industries (% of Fund's net assets)

Aerospace & Defense	95.3
Industrial Conglomerates	1.7
Professional Services	1.4
Metals & Mining	0.9
Trading Companies & Distributors	0.2

Defense and Aerospace Portfolio
Schedule of Investments February 29, 2024
Showing Percentage of Net Assets
Common Stocks - 99.5%
	Shares	Value ($)
Aerospace & Defense - 95.3%
Aerospace & Defense - 95.3%
AerSale Corp. (a)(b)	409,600	3,620,864
Axon Enterprise, Inc. (a)	171,400	52,683,218
BAE Systems PLC	495,300	7,774,561
BWX Technologies, Inc.	456,400	46,018,812
Curtiss-Wright Corp.	99,500	23,508,865
Elbit Systems Ltd.	81,600	18,224,544
General Dynamics Corp.	299,400	81,811,050
HEICO Corp. Class A	503,100	78,277,329
Howmet Aerospace, Inc.	1,169,000	77,796,950
Huntington Ingalls Industries, Inc.	158,500	46,221,770
Kratos Defense & Security Solutions, Inc. (a)	1,236,178	22,547,887
L3Harris Technologies, Inc.	204,700	43,326,802
Leonardo DRS, Inc. (a)	377,700	8,577,567
Lockheed Martin Corp.	413,600	177,120,064
MTU Aero Engines AG	50,200	12,061,144
Northrop Grumman Corp.	157,000	72,380,140
Rolls-Royce Holdings PLC (a)	2,571,500	12,001,977
RTX Corp.	1,962,700	175,995,309
Spirit AeroSystems Holdings, Inc. Class A (a)(b)	2,660,600	76,093,160
Textron, Inc.	547,700	48,783,639
Thales SA	78,700	11,657,331
The Boeing Co. (a)	1,286,500	262,085,780
TransDigm Group, Inc.	64,700	76,199,778
Triumph Group, Inc. (a)	1,599,000	22,226,100
Woodward, Inc.	277,900	39,320,071
		1,496,314,712
Industrial Conglomerates - 1.7%
Industrial Conglomerates - 1.7%
General Electric Co.	165,700	25,996,673
Metals & Mining - 0.9%
Steel - 0.9%
ATI, Inc. (a)	271,700	13,362,206
Professional Services - 1.4%
Research & Consulting Services - 1.4%
Leidos Holdings, Inc.	172,000	21,991,920
Trading Companies & Distributors - 0.2%
Trading Companies & Distributors - 0.2%
FTAI Aviation Ltd.	68,600	3,861,494
TOTAL COMMON STOCKS (Cost $1,019,607,317)		1,561,527,005

Money Market Funds - 5.2%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (c)	12,047,072	12,049,482
Fidelity Securities Lending Cash Central Fund 5.39% (c)(d)	70,340,137	70,347,171
TOTAL MONEY MARKET FUNDS (Cost $82,396,653)		82,396,653

TOTAL INVESTMENT IN SECURITIES - 104.7% (Cost $1,102,003,970)	1,643,923,658
NET OTHER ASSETS (LIABILITIES) - (4.7)%	(73,822,826)
NET ASSETS - 100.0%	1,570,100,832

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	20,590,806	197,072,332	205,613,656	413,949	-	-	12,049,482	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	1,136,708	604,625,710	535,415,247	40,511	-	-	70,347,171	0.2%
Total	21,727,514	801,698,042	741,028,903	454,460	-	-	82,396,653

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	1,561,527,005	1,541,750,467	19,776,538	-

Money Market Funds	82,396,653	82,396,653	-	-
Total Investments in Securities:	1,643,923,658	1,624,147,120	19,776,538	-
Defense and Aerospace Portfolio
Financial Statements
Statement of Assets and Liabilities
		February 29, 2024

Assets
Investment in securities, at value (including securities loaned of $66,526,203) - See accompanying schedule:
Unaffiliated issuers (cost $1,019,607,317)	$1,561,527,005
Fidelity Central Funds (cost $82,396,653)	82,396,653

Total Investment in Securities (cost $1,102,003,970)		$1,643,923,658
Receivable for investments sold		114,764
Receivable for fund shares sold		667,559
Dividends receivable		3,127,238
Distributions receivable from Fidelity Central Funds		35,279
Prepaid expenses		4,860
Other receivables		131,282
Total assets		1,648,004,640
Liabilities
Payable for investments purchased	$5,368,381
Payable for fund shares redeemed	1,090,843
Accrued management fee	671,667
Other affiliated payables	261,992
Other payables and accrued expenses	163,612
Collateral on securities loaned	70,347,313
Total Liabilities		77,903,808
Net Assets		$1,570,100,832
Net Assets consist of:
Paid in capital		$1,000,318,143
Total accumulated earnings (loss)		569,782,689
Net Assets		$1,570,100,832
Net Asset Value, offering price and redemption price per share ($1,570,100,832 ÷ 93,030,687 shares)		$16.88
Statement of Operations
		Year ended February 29, 2024
Investment Income
Dividends		$17,259,530
Special dividends		2,810,500
Income from Fidelity Central Funds (including $40,511 from security lending)		454,460
Total Income		20,524,490
Expenses
Management fee	$7,883,820
Transfer agent fees	2,681,641
Accounting fees	418,832
Custodian fees and expenses	11,760
Independent trustees' fees and expenses	9,250
Registration fees	52,306
Audit	41,393
Legal	2,744
Miscellaneous	10,534
Total expenses before reductions	11,112,280
Expense reductions	(112,049)
Total expenses after reductions		11,000,231
Net Investment income (loss)		9,524,259
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	117,108,840
Foreign currency transactions	(15,748)
Total net realized gain (loss)		117,093,092
Change in net unrealized appreciation (depreciation) on investment securities		59,158,675
Net gain (loss)		176,251,767
Net increase (decrease) in net assets resulting from operations		$185,776,026
Statement of Changes in Net Assets

	Year ended February 29, 2024	Year ended February 28, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$9,524,259	$8,425,259
Net realized gain (loss)	117,093,092	8,893,228
Change in net unrealized appreciation (depreciation)	59,158,675	(9,553,385)
Net increase (decrease) in net assets resulting from operations	185,776,026	7,765,102
Distributions to shareholders	(100,225,505)	(131,285,966)

Share transactions
Proceeds from sales of shares	192,254,318	374,622,368
Reinvestment of distributions	93,056,332	123,852,822
Cost of shares redeemed	(374,534,711)	(337,711,083)

Net increase (decrease) in net assets resulting from share transactions	(89,224,061)	160,764,107
Total increase (decrease) in net assets	(3,673,540)	37,243,243

Net Assets
Beginning of period	1,573,774,372	1,536,531,129
End of period	$1,570,100,832	$1,573,774,372

Other Information
Shares
Sold	11,931,270	23,993,181
Issued in reinvestment of distributions	5,576,080	8,055,567
Redeemed	(23,423,246)	(23,077,316)
Net increase (decrease)	(5,915,896)	8,971,432

Financial Highlights
Defense and Aerospace Portfolio

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$15.91	$17.08	$16.28	$16.61	$17.27
Income from Investment Operations
Net investment income (loss) B,C	.10 D	.09 E	.01	(.04)	.27 F
Net realized and unrealized gain (loss)	1.97	.12 G	2.12	.06	(.45)
Total from investment operations	2.07	.21	2.13	.02	(.18)
Distributions from net investment income	(.11)	(.07)	-	(.05)	(.22)
Distributions from net realized gain	(.99)	(1.31)	(1.33)	(.30)	(.26)
Total distributions	(1.10)	(1.38)	(1.33)	(.35)	(.48)
Net asset value, end of period	$16.88	$15.91	$17.08	$16.28	$16.61
Total Return H	13.11%	1.54%	14.06%	.69%	(1.32)%
Ratios to Average Net Assets C,I,J
Expenses before reductions	.74%	.75%	.74%	.77%	.75%
Expenses net of fee waivers, if any	.73%	.74%	.74%	.77%	.74%
Expenses net of all reductions	.73%	.74%	.74%	.76%	.74%
Net investment income (loss)	.63% D	.58% E	.06%	(.29)%	1.49% F
Supplemental Data
Net assets, end of period (000 omitted)	$1,570,101	$1,573,774	$1,536,531	$1,638,194	$2,728,959
Portfolio turnover rate K	16%	15%	52%	30%	40%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .45%.

ENet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.02 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .44%.

FNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.18 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .48%.

GThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

HTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

IFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

JExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Industrials Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 29, 2024	Past 1 year	Past 5 years	Past 10 years
Industrials Portfolio	31.48%	11.64%	9.57%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Industrials Portfolio on February 28, 2014.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Industrials Portfolio
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 30.45% for the 12 months ending February 29, 2024, according to the S&P 500® index, as robust earnings, a slowing in the pace of inflation and resilient late-cycle expansion of the U.S. economy aided risk assets. The index ended February at a record high. Notably, the rally has been driven by a narrow set of firms in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. This is mostly reflected in semiconductor-related stocks (+113%) and media & entertainment (+68%) names. A likely shift in monetary policy also provided a boost. Aggressive rate hikes by the U.S. Federal Reserve continued until late July, when the Fed decided to pause a series of increases that began in March 2022 at a 22-year high while it observed the effect on inflation and the economy. Following the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline and gained 14.09% through year-end and added 1.68% in January and 5.34% in February. By sector for the full 12 months, information technology (+61%) and communication services (+58%) were standouts, with AI a major tailwind. In sharp contrast, the defensive-oriented utilities sector (-1%) fared worst. Other notable laggards included real estate (+7%) and consumer staples (+8%), each also considered defensive, and energy (+6%).
Comments from Portfolio Manager David Wagner:
For the fiscal year ending February 29, 2024, the fund gained 31.48%, versus 23.77% for the MSCI US IMI Industrials 25/50 Linked Index and 30.45% for the broad-based S&P 500® index. Relative to the sector index, security selection was the primary contributor, especially within aerospace & defense. Security selection in industrial conglomerates also helped. Stock picking in air freight & logistics also boosted the fund's relative performance, as did an underweight in agricultural & farm machinery. The top individual relative contributor was an overweight in Saia (+109%), which was among the fund's biggest holdings. This period we decreased our investment in Saia. A second notable relative contributor was an overweight in TransDigm Group (+64%). TransDigm was among our largest holdings. An overweight in Ingersoll Rand (+57%) also contributed. Ingersoll Rand was one of the fund's biggest holdings. In contrast, the primary detractor from performance versus the sector index was security selection in construction & engineering. An underweight in construction machinery & heavy transportation equipment also hampered the fund's result, along with positioning in trading companies & distributors. The largest individual relative detractor was an overweight in WillScot Mobile Mini (-7%). This period we decreased our position in WillScot Mobile Mini. The second-largest relative detractor was an overweight in Knight-Swift Transportation (0%). Knight-Swift Transportation was among the fund's biggest holdings this period. An overweight in Chart Industries (-11%) also hurt. This was an investment we established this period. Notable changes in positioning include increased exposure to the industrial conglomerates industry and a lower allocation to cargo ground transportation.
Note to shareholders:
On July 1, 2023, David Wagner assumed management responsibilities for the fund, succeeding Janet Glazer.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Industrials Portfolio
Investment Summary February 29, 2024 (Unaudited)
Top Holdings (% of Fund's net assets)

General Electric Co.	6.6
Union Pacific Corp.	5.8
Ingersoll Rand, Inc.	5.0
The Boeing Co.	4.8
Parker Hannifin Corp.	4.5
TransDigm Group, Inc.	3.9
FedEx Corp.	3.8
Howmet Aerospace, Inc.	3.8
Saia, Inc.	3.6
Trane Technologies PLC	3.5
45.3

Industries (% of Fund's net assets)

Machinery	22.5
Ground Transportation	17.5
Aerospace & Defense	15.8
Building Products	9.4
Electrical Equipment	8.7
Industrial Conglomerates	6.6
Construction & Engineering	5.3
Air Freight & Logistics	3.8
Professional Services	3.2
Commercial Services & Supplies	2.9
Construction Materials	2.3
Trading Companies & Distributors	1.5

Industrials Portfolio
Schedule of Investments February 29, 2024
Showing Percentage of Net Assets
Common Stocks - 99.5%
	Shares	Value ($)
Aerospace & Defense - 15.8%
Aerospace & Defense - 15.8%
General Dynamics Corp.	42,400	11,585,800
Howmet Aerospace, Inc.	318,137	21,172,017
Lockheed Martin Corp.	17,623	7,546,874
The Boeing Co. (a)	131,648	26,819,331
TransDigm Group, Inc.	18,537	21,831,766
		88,955,788
Air Freight & Logistics - 3.8%
Air Freight & Logistics - 3.8%
FedEx Corp.	85,100	21,187,347
Building Products - 9.4%
Building Products - 9.4%
Carlisle Companies, Inc.	19,500	6,825,000
Fortune Brands Innovations, Inc.	46,400	3,774,176
Johnson Controls International PLC	123,600	7,325,772
Simpson Manufacturing Co. Ltd.	31,780	6,631,850
The AZEK Co., Inc. (a)	174,900	8,414,439
Trane Technologies PLC	70,835	19,973,345
		52,944,582
Commercial Services & Supplies - 2.9%
Diversified Support Services - 0.6%
Cintas Corp.	5,800	3,645,938
Environmental & Facilities Services - 2.3%
Waste Connections, Inc. (United States)	77,400	12,882,456
TOTAL COMMERCIAL SERVICES & SUPPLIES		16,528,394
Construction & Engineering - 5.3%
Construction & Engineering - 5.3%
AECOM	77,741	6,905,733
Comfort Systems U.S.A., Inc.	3,800	1,161,774
Quanta Services, Inc.	48,200	11,640,782
Willscot Mobile Mini Holdings (a)	207,000	9,884,250
		29,592,539
Construction Materials - 2.3%
Construction Materials - 2.3%
Eagle Materials, Inc.	51,274	13,000,523
Electrical Equipment - 8.7%
Electrical Components & Equipment - 8.7%
AMETEK, Inc.	53,920	9,715,306
Eaton Corp. PLC	68,000	19,652,000
Regal Rexnord Corp.	98,670	16,920,918
Vertiv Holdings Co.	37,900	2,562,798
		48,851,022
Ground Transportation - 17.5%
Cargo Ground Transportation - 7.9%
Knight-Swift Transportation Holdings, Inc. Class A	260,200	14,659,668
Saia, Inc. (a)	35,100	20,196,540
XPO, Inc. (a)	81,800	9,842,176
		44,698,384
Passenger Ground Transportation - 3.3%
Uber Technologies, Inc. (a)	235,900	18,754,050
Rail Transportation - 6.3%
CSX Corp.	72,669	2,757,062
Union Pacific Corp.	128,500	32,599,165
		35,356,227
TOTAL GROUND TRANSPORTATION		98,808,661
Industrial Conglomerates - 6.6%
Industrial Conglomerates - 6.6%
General Electric Co.	236,603	37,120,644
Machinery - 22.5%
Agricultural & Farm Machinery - 0.5%
Deere & Co.	7,500	2,737,875
Construction Machinery & Heavy Transportation Equipment - 1.9%
Caterpillar, Inc.	32,500	10,853,700
Industrial Machinery & Supplies & Components - 20.1%
Chart Industries, Inc. (a)(b)	73,100	10,443,066
Dover Corp.	105,181	17,394,834
Fortive Corp.	152,111	12,949,209
Ingersoll Rand, Inc.	305,764	27,925,426
ITT, Inc.	149,100	18,807,474
Parker Hannifin Corp.	47,500	25,433,875
		112,953,884
TOTAL MACHINERY		126,545,459
Professional Services - 3.2%
Research & Consulting Services - 3.2%
KBR, Inc.	128,100	7,689,843
Leidos Holdings, Inc.	79,789	10,201,822
		17,891,665
Trading Companies & Distributors - 1.5%
Trading Companies & Distributors - 1.5%
W.W. Grainger, Inc.	8,509	8,283,171
TOTAL COMMON STOCKS (Cost $413,605,712)		559,709,795

Money Market Funds - 2.5%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (c)	13,872,963	13,875,738
Fidelity Securities Lending Cash Central Fund 5.39% (c)(d)	437,131	437,175
TOTAL MONEY MARKET FUNDS (Cost $14,312,913)		14,312,913

TOTAL INVESTMENT IN SECURITIES - 102.0% (Cost $427,918,625)	574,022,708
NET OTHER ASSETS (LIABILITIES) - (2.0)%	(11,271,500)
NET ASSETS - 100.0%	562,751,208

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	-	149,412,489	135,536,751	152,379	-	-	13,875,738	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	4,537,200	83,626,626	87,726,651	3,339	-	-	437,175	0.0%
Total	4,537,200	233,039,115	223,263,402	155,718	-	-	14,312,913

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	559,709,795	559,709,795	-	-

Money Market Funds	14,312,913	14,312,913	-	-
Total Investments in Securities:	574,022,708	574,022,708	-	-
Industrials Portfolio
Financial Statements
Statement of Assets and Liabilities
		February 29, 2024

Assets
Investment in securities, at value (including securities loaned of $414,294) - See accompanying schedule:
Unaffiliated issuers (cost $413,605,712)	$559,709,795
Fidelity Central Funds (cost $14,312,913)	14,312,913

Total Investment in Securities (cost $427,918,625)		$574,022,708
Receivable for fund shares sold		610,241
Dividends receivable		490,182
Distributions receivable from Fidelity Central Funds		13,713
Prepaid expenses		1,646
Other receivables		122,815
Total assets		575,261,305
Liabilities
Payable for investments purchased	$11,463,479
Payable for fund shares redeemed	139,574
Accrued management fee	229,353
Other affiliated payables	82,597
Other payables and accrued expenses	157,919
Collateral on securities loaned	437,175
Total Liabilities		12,510,097
Net Assets		$562,751,208
Net Assets consist of:
Paid in capital		$417,420,858
Total accumulated earnings (loss)		145,330,350
Net Assets		$562,751,208
Net Asset Value, offering price and redemption price per share ($562,751,208 ÷ 14,838,868 shares)		$37.92
Statement of Operations
		Year ended February 29, 2024
Investment Income
Dividends		$3,799,443
Special dividends		669,795
Income from Fidelity Central Funds (including $3,339 from security lending)		155,718
Total Income		4,624,956
Expenses
Management fee	$2,457,993
Transfer agent fees	735,089
Accounting fees	166,228
Custodian fees and expenses	12,140
Independent trustees' fees and expenses	2,728
Registration fees	34,077
Audit	39,918
Legal	2,782
Interest	4,233
Miscellaneous	2,987
Total expenses before reductions	3,458,175
Expense reductions	(36,669)
Total expenses after reductions		3,421,506
Net Investment income (loss)		1,203,450
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	30,308,854
Redemptions in-kind	16,577,795
Total net realized gain (loss)		46,886,649
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	85,751,928
Assets and liabilities in foreign currencies	(1)
Total change in net unrealized appreciation (depreciation)		85,751,927
Net gain (loss)		132,638,576
Net increase (decrease) in net assets resulting from operations		$133,842,026
Statement of Changes in Net Assets

	Year ended February 29, 2024	Year ended February 28, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,203,450	$507,971
Net realized gain (loss)	46,886,649	4,346,664
Change in net unrealized appreciation (depreciation)	85,751,927	7,991,988
Net increase (decrease) in net assets resulting from operations	133,842,026	12,846,623
Distributions to shareholders	(28,983,021)	(13,235,663)

Share transactions
Proceeds from sales of shares	135,270,017	164,045,053
Reinvestment of distributions	27,273,715	12,491,921
Cost of shares redeemed	(158,177,022)	(82,387,426)

Net increase (decrease) in net assets resulting from share transactions	4,366,710	94,149,548
Total increase (decrease) in net assets	109,225,715	93,760,508

Net Assets
Beginning of period	453,525,493	359,764,985
End of period	$562,751,208	$453,525,493

Other Information
Shares
Sold	4,078,523	5,797,934
Issued in reinvestment of distributions	819,732	419,387
Redeemed	(4,885,103)	(2,846,988)
Net increase (decrease)	13,152	3,370,333

Financial Highlights
Industrials Portfolio

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$30.59	$31.41	$37.17	$31.90	$33.84
Income from Investment Operations
Net investment income (loss) B,C	.08 D	.04 E	(.04)	(.02)	.28 F
Net realized and unrealized gain (loss)	9.25	.30	3.70	6.38	(.76)
Total from investment operations	9.33	.34	3.66	6.36	(.48)
Distributions from net investment income	(.09)	(.04)	-	(.07) G	(.24)
Distributions from net realized gain	(1.92)	(1.13)	(9.42)	(1.02) G	(1.23)
Total distributions	(2.00) H	(1.16) H	(9.42)	(1.09)	(1.46) H
Net asset value, end of period	$37.92	$30.59	$31.41	$37.17	$31.90
Total Return I	31.48%	1.19%	9.33%	21.41%	(1.82)%
Ratios to Average Net Assets C,J,K
Expenses before reductions	.74%	.76%	.74%	.76%	.76%
Expenses net of fee waivers, if any	.73%	.76%	.74%	.76%	.76%
Expenses net of all reductions	.73%	.76%	.74%	.74%	.75%
Net investment income (loss)	.26% D	.14% E	(.10)%	(.05)%	.81% F
Supplemental Data
Net assets, end of period (000 omitted)	$562,751	$453,525	$359,765	$564,209	$529,023
Portfolio turnover rate L	115% M	125%	151%	272%	143% M

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .11%.

ENet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .03%.

FNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .64%.

GThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

HTotal distributions per share do not sum due to rounding.

ITotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

JFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

KExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

LAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

MPortfolio turnover rate excludes securities received or delivered in-kind.

Transportation Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 29, 2024	Past 1 year	Past 5 years	Past 10 years
Transportation Portfolio	17.13%	11.07%	10.81%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Transportation Portfolio on February 28, 2014.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Transportation Portfolio
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 30.45% for the 12 months ending February 29, 2024, according to the S&P 500® index, as robust earnings, a slowing in the pace of inflation and resilient late-cycle expansion of the U.S. economy aided risk assets. The index ended February at a record high. Notably, the rally has been driven by a narrow set of firms in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. This is mostly reflected in semiconductor-related stocks (+113%) and media & entertainment (+68%) names. A likely shift in monetary policy also provided a boost. Aggressive rate hikes by the U.S. Federal Reserve continued until late July, when the Fed decided to pause a series of increases that began in March 2022 at a 22-year high while it observed the effect on inflation and the economy. Following the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline and gained 14.09% through year-end and added 1.68% in January and 5.34% in February. By sector for the full 12 months, information technology (+61%) and communication services (+58%) were standouts, with AI a major tailwind. In sharp contrast, the defensive-oriented utilities sector (-1%) fared worst. Other notable laggards included real estate (+7%) and consumer staples (+8%), each also considered defensive, and energy (+6%).
Comments from Portfolio Manager Matthew Moulis:
For the fiscal year ending February 29, 2024, the fund gained 17.13%, versus 19.14% for the MSCI U.S. IMI Transportation 25/50 Linked Index and 30.45% for the broad-based S&P 500® index. Relative to the industry index, industry positioning was the primary detractor, especially a large underweight in cargo ground transportation. Stock selection and an overweight in air freight & logistics also hurt. An underweight in passenger ground transportation also hampered the fund's result. Not owning XPO, an index component that gained about 261%, was the fund's biggest individual relative detractor. The fund's second-largest relative detractor was our stake in Air Transport Services Group (-43%), which was among the fund's biggest holdings this period. This period we meaningfully decreased our stake in Air Transport Services. An overweight in Alaska Air Group (-22%) also detracted. In contrast, the biggest contributor to performance versus the industry index was stock picking in passenger ground transportation. Security selection in cargo ground transportation also boosted the fund's relative performance. Also bolstering our result was an overweight in marine transportation. The top individual relative contributor was an underweight in United Airlines Holdings (-12%). A second notable relative contributor was an underweight in Avis Budget Group (-48%). This was a position we established this period. Timely ownership of Southwest Airlines (+17%) also helped. We initiated a position in Southwest this period. Notable changes in positioning include increased exposure to the passenger ground transportation industry and a lower allocation to oil & gas storage & transportation.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Transportation Portfolio
Investment Summary February 29, 2024 (Unaudited)
Top Holdings (% of Fund's net assets)

Union Pacific Corp.	17.8
Uber Technologies, Inc.	17.2
United Parcel Service, Inc. Class B	12.3
FedEx Corp.	4.9
Kirby Corp.	4.7
Delta Air Lines, Inc.	3.9
Norfolk Southern Corp.	3.8
Saia, Inc.	3.5
Copa Holdings SA Class A	3.4
CSX Corp.	3.2
74.7

Industries (% of Fund's net assets)

Ground Transportation	50.6
Air Freight & Logistics	20.7
Passenger Airlines	15.8
Oil, Gas & Consumable Fuels	6.2
Marine Transportation	5.9

Transportation Portfolio
Schedule of Investments February 29, 2024
Showing Percentage of Net Assets
Common Stocks - 99.2%
	Shares	Value ($)
Air Freight & Logistics - 20.7%
Air Freight & Logistics - 20.7%
Air Transport Services Group, Inc. (a)	119,313	1,440,108
C.H. Robinson Worldwide, Inc.	93,051	6,893,218
Expeditors International of Washington, Inc.	66,261	7,924,816
FedEx Corp.	119,599	29,776,563
Forward Air Corp.	30,484	1,131,871
GXO Logistics, Inc. (a)	41,113	2,128,009
Hub Group, Inc. Class A	44,098	1,875,488
United Parcel Service, Inc. Class B	507,947	75,308,222
		126,478,295
Ground Transportation - 50.6%
Cargo Ground Transportation - 7.9%
ArcBest Corp.	37,300	5,328,678
Knight-Swift Transportation Holdings, Inc. Class A	99,035	5,579,632
Ryder System, Inc.	61,622	7,031,070
Saia, Inc. (a)	36,787	21,167,240
TFI International, Inc. (Canada)	32,400	4,787,126
U-Haul Holding Co. (non-vtg.)	71,708	4,558,478
		48,452,224
Passenger Ground Transportation - 17.9%
Avis Budget Group, Inc.	8,000	864,320
Hertz Global Holdings, Inc. (a)(b)	81,700	641,345
Lyft, Inc. (a)	192,200	3,052,136
Uber Technologies, Inc. (a)	1,318,932	104,855,094
		109,412,895
Rail Transportation - 24.8%
CSX Corp.	517,497	19,633,836
Norfolk Southern Corp.	90,703	22,982,326
Union Pacific Corp.	427,404	108,428,120
		151,044,282
TOTAL GROUND TRANSPORTATION		308,909,401
Marine Transportation - 5.9%
Marine Transportation - 5.9%
Eagle Bulk Shipping, Inc.	48,450	2,968,532
Kirby Corp. (a)	331,588	29,086,899
Matson, Inc.	37,995	4,219,345
		36,274,776
Oil, Gas & Consumable Fuels - 6.2%
Oil & Gas Storage & Transportation - 6.2%
Cool Co. Ltd.	234,474	2,671,175
DHT Holdings, Inc.	397,292	4,298,699
Frontline PLC (NY Shares)	60,522	1,363,561
Hafnia Ltd.	374,547	2,754,100
International Seaways, Inc.	186,758	9,885,101
Scorpio Tankers, Inc.	253,196	16,997,047
		37,969,683
Passenger Airlines - 15.8%
Passenger Airlines - 15.8%
Alaska Air Group, Inc. (a)	402,742	15,058,523
Allegiant Travel Co.	16,200	1,179,036
Copa Holdings SA Class A	210,231	20,491,216
Delta Air Lines, Inc.	557,016	23,545,066
Frontier Group Holdings, Inc. (a)(b)	185,311	1,286,058
Hawaiian Holdings, Inc. (a)	225,100	3,176,161
Joby Aviation, Inc. (a)(b)	118,114	663,801
Ryanair Holdings PLC sponsored ADR	24,500	3,387,125
SkyWest, Inc. (a)	190,380	12,226,204
Southwest Airlines Co.	150,235	5,148,553
Spirit Airlines, Inc. (b)	204,600	1,319,670
Sun Country Airlines Holdings, Inc. (a)	451,856	6,777,840
United Airlines Holdings, Inc. (a)	41,099	1,869,594
		96,128,847
TOTAL COMMON STOCKS (Cost $363,079,957)		605,761,002

Money Market Funds - 1.1%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (c)	3,380,187	3,380,863
Fidelity Securities Lending Cash Central Fund 5.39% (c)(d)	3,404,260	3,404,600
TOTAL MONEY MARKET FUNDS (Cost $6,785,463)		6,785,463

TOTAL INVESTMENT IN SECURITIES - 100.3% (Cost $369,865,420)	612,546,465
NET OTHER ASSETS (LIABILITIES) - (0.3)%	(2,017,561)
NET ASSETS - 100.0%	610,528,904

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	7,755,607	102,523,990	106,898,734	368,835	-	-	3,380,863	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	21,906,175	146,500,643	165,002,218	42,673	-	-	3,404,600	0.0%
Total	29,661,782	249,024,633	271,900,952	411,508	-	-	6,785,463

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	605,761,002	605,761,002	-	-

Money Market Funds	6,785,463	6,785,463	-	-
Total Investments in Securities:	612,546,465	612,546,465	-	-
Transportation Portfolio
Financial Statements
Statement of Assets and Liabilities
		February 29, 2024

Assets
Investment in securities, at value (including securities loaned of $3,267,430) - See accompanying schedule:
Unaffiliated issuers (cost $363,079,957)	$605,761,002
Fidelity Central Funds (cost $6,785,463)	6,785,463

Total Investment in Securities (cost $369,865,420)		$612,546,465
Receivable for fund shares sold		181,657
Dividends receivable		1,995,360
Distributions receivable from Fidelity Central Funds		31,665
Prepaid expenses		1,032
Other receivables		2,008
Total assets		614,758,187
Liabilities
Payable for fund shares redeemed	$422,775
Accrued management fee	258,384
Other affiliated payables	106,883
Other payables and accrued expenses	36,641
Collateral on securities loaned	3,404,600
Total Liabilities		4,229,283
Net Assets		$610,528,904
Net Assets consist of:
Paid in capital		$366,220,681
Total accumulated earnings (loss)		244,308,223
Net Assets		$610,528,904
Net Asset Value, offering price and redemption price per share ($610,528,904 ÷ 5,520,452 shares)		$110.59
Statement of Operations
		Year ended February 29, 2024
Investment Income
Dividends		$14,323,624
Income from Fidelity Central Funds (including $42,673 from security lending)		411,508
Total Income		14,735,132
Expenses
Management fee	$2,992,120
Transfer agent fees	1,070,727
Accounting fees	193,557
Custodian fees and expenses	8,520
Independent trustees' fees and expenses	3,612
Registration fees	29,154
Audit	43,207
Legal	4,064
Miscellaneous	3,394
Total expenses before reductions	4,348,355
Expense reductions	(43,954)
Total expenses after reductions		4,304,401
Net Investment income (loss)		10,430,731
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	9,000,348
Foreign currency transactions	46,640
Total net realized gain (loss)		9,046,988
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	71,232,438
Assets and liabilities in foreign currencies	(42)
Total change in net unrealized appreciation (depreciation)		71,232,396
Net gain (loss)		80,279,384
Net increase (decrease) in net assets resulting from operations		$90,710,115
Statement of Changes in Net Assets

	Year ended February 29, 2024	Year ended February 28, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,430,731	$7,761,668
Net realized gain (loss)	9,046,988	28,240,342
Change in net unrealized appreciation (depreciation)	71,232,396	(46,772,250)
Net increase (decrease) in net assets resulting from operations	90,710,115	(10,770,240)
Distributions to shareholders	(15,708,100)	(48,641,050)

Share transactions
Proceeds from sales of shares	63,903,075	81,246,776
Reinvestment of distributions	14,720,687	46,145,200
Cost of shares redeemed	(130,203,895)	(160,176,373)

Net increase (decrease) in net assets resulting from share transactions	(51,580,133)	(32,784,397)
Total increase (decrease) in net assets	23,421,882	(92,195,687)

Net Assets
Beginning of period	587,107,022	679,302,709
End of period	$610,528,904	$587,107,022

Other Information
Shares
Sold	637,059	813,431
Issued in reinvestment of distributions	143,382	489,169
Redeemed	(1,312,582)	(1,669,220)
Net increase (decrease)	(532,141)	(366,620)

Financial Highlights
Transportation Portfolio

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$97.00	$105.82	$98.97	$82.12	$95.41
Income from Investment Operations
Net investment income (loss) B,C	1.80	1.24	.64	1.06 D	.93
Net realized and unrealized gain (loss)	14.59	(2.12)	19.26	23.43	(10.43)
Total from investment operations	16.39	(.88)	19.90	24.49	(9.50)
Distributions from net investment income	(1.75)	(1.16)	(1.03)	(.76)	(1.10)
Distributions from net realized gain	(1.05)	(6.78)	(12.03)	(6.88)	(2.70)
Total distributions	(2.80)	(7.94)	(13.05) E	(7.64)	(3.79) E
Net asset value, end of period	$110.59	$97.00	$105.82	$98.97	$82.12
Total Return F	17.13%	(.46)%	20.35%	34.62%	(10.49)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.76%	.76%	.77%	.80%	.79%
Expenses net of fee waivers, if any	.75%	.76%	.77%	.80%	.79%
Expenses net of all reductions	.75%	.76%	.77%	.80%	.79%
Net investment income (loss)	1.82%	1.28%	.60%	1.29% D	1.00%
Supplemental Data
Net assets, end of period (000 omitted)	$610,529	$587,107	$679,303	$335,780	$310,441
Portfolio turnover rate I	33%	23%	66% J	52%	78%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.34 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .88%.

ETotal distributions per share do not sum due to rounding.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

JThe portfolio turnover rate does not include the assets acquired in the merger.

Notes to Financial Statements
For the period ended February 29, 2024

1. Organization.
Defense and Aerospace Portfolio, Industrials Portfolio and Transportation Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated each Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, each Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages each Fund's fair valuation practices and maintains the fair valuation policies and procedures. Each Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2024 is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Defense and Aerospace Portfolio	$126,362
Industrials Portfolio	121,415

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2024, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), redemptions in-kind, deferred Trustee compensation, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Defense and Aerospace Portfolio	$1,103,336,777	$557,394,710	$ (16,807,829)	$540,586,881
Industrials Portfolio	429,152,748	149,788,989	(4,919,029)	144,869,960
Transportation Portfolio	371,167,435	263,183,971	(21,804,941)	241,379,030

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
Defense and Aerospace Portfolio	$1,672,249	$27,636,419	$540,586,881
Industrials Portfolio	-	567,344	144,869,900
Transportation Portfolio	2,046,946	882,396	241,378,880

The tax character of distributions paid was as follows:

February 29, 2024
	Ordinary Income	Long-term Capital Gains	Total
Defense and Aerospace Portfolio	$10,047,133	$90,178,372	$100,225,505
Industrials Portfolio	13,643,162	15,339,859	28,983,021
Transportation Portfolio	13,416,084	2,292,016	15,708,100

February 28, 2023
	Ordinary Income	Long-term Capital Gains	Total
Defense and Aerospace Portfolio	$6,194,533	$125,091,433	$131,285,966
Industrials Portfolio	1,806,461	11,429,202	13,235,663
Transportation Portfolio	12,102,302	36,538,748	48,641,050
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and  in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Defense and Aerospace Portfolio	242,709,787	408,342,907
Industrials Portfolio	543,118,717	547,979,259
Transportation Portfolio	186,066,111	237,116,440

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Industrials Portfolio	707,692	16,577,795	23,283,076
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Defense and Aerospace Portfolio	.30%	.22%	.52%
Industrials Portfolio	.30%	.22%	.52%
Transportation Portfolio	.30%	.22%	.52%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent.

During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

Defense and Aerospace Portfolio	.1756%
Industrials Portfolio	.1524%
Transportation Portfolio	.1823%

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Defense and Aerospace Portfolio	.18%
Industrials Portfolio	.16%
Transportation Portfolio	.19%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records.

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Defense and Aerospace Portfolio	.0277
Industrials Portfolio	.0353
Transportation Portfolio	.0333

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Defense and Aerospace Portfolio	.03
Industrials Portfolio	.04
Transportation Portfolio	.03

Subsequent Event - Management Fee. Effective March 1, 2024, each Fund's management contract will be amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). Any reference to "class" in this note shall mean "the Fund" as the Fund currently offers only one class of shares. The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate will pay certain expenses of managing and operating each Fund out of each class's management fee.

Each class of each Fund will pay a management fee to the investment adviser. The management fee will be calculated and paid to the investment adviser every month.

When determining a class's management fee, a mandate rate will be calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate will be subtracted from the mandate rate once each Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class.

The annual management fee rate for a class of shares of each Fund will be the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Defense and Aerospace Portfolio	0.70
Industrials Portfolio	0.67
Transportation Portfolio	0.70

One-twelfth of the management fee rate for a class will be applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month.

A different management fee rate may be applicable to each class of each Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of each Fund's assets, which do not vary by class.

Effective March 1, 2024, each Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Defense and Aerospace Portfolio	$5,980
Industrials Portfolio	10,644
Transportation Portfolio	4,655

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), each Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing each Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Industrials Portfolio	Borrower	$4,691,667	5.41%	$4,233

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Defense and Aerospace Portfolio	7,500,271	2,324,810	89,289
Industrials Portfolio	20,772,731	38,087,845	4,803,038
Transportation Portfolio	3,888,649	8,299,346	439,380
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Defense and Aerospace Portfolio	$2,664
Industrials Portfolio	806
Transportation Portfolio	1,010
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Defense and Aerospace Portfolio	$4,282	$-	$-
Industrials Portfolio	$346	$-	$-
Transportation Portfolio	$4,484	$-	$-
8. Expense Reductions.
Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Industrials Portfolio	$1,775
Transportation Portfolio	1,458

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses as follows:

Amount
Defense and Aerospace Portfolio	$112,049
Industrials Portfolio	34,894
Transportation Portfolio	42,496
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Select Portfolios and Shareholders of Defense and Aerospace Portfolio, Industrials Portfolio and Transportation Portfolio
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Defense and Aerospace Portfolio, Industrials Portfolio and Transportation Portfolio (three of the funds constituting Fidelity Select Portfolios, hereafter collectively referred to as the "Funds") as of February 29, 2024, the related statements of operations for the year ended February 29, 2024, the statements of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 29, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 29, 2024 and each of the financial highlights for each of the five years in the period ended February 29, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
April 12, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for Vijay Advani, each of the Trustees oversees 323 funds. Mr. Advani oversees 216 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Trustee
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2018
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2008
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations+
Peter S. Lynch (1944)
Year of Election or Appointment: 2018
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Senior Vice President, Vice President, Treasurer, or Director of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as President or Director of certain Fidelity entities. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer or Director of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
+ The information includes principal occupation during the last five years.
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2023 to February 29, 2024).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value September 1, 2023	Ending Account Value February 29, 2024	Expenses Paid During Period- C September 1, 2023 to February 29, 2024

Defense and Aerospace Portfolio **	.73%
Actual		$ 1,000	$ 1,104.60	$ 3.82
Hypothetical-B		$ 1,000	$ 1,021.23	$ 3.67

Industrials Portfolio **	.72%
Actual		$ 1,000	$ 1,196.30	$ 3.93
Hypothetical-B		$ 1,000	$ 1,021.28	$ 3.62

Transportation Portfolio **	.75%
Actual		$ 1,000	$ 1,114.80	$ 3.94
Hypothetical-B		$ 1,000	$ 1,021.13	$ 3.77

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

** If fees and changes to the expense contract and/or expense cap, effective March 1, 2024, had been in effect during the current period, the restated annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in table below:
	Annualized Expense Ratio- A	Expenses Paid

Defense and Aerospace Portfolio	.67%
Actual		$ 3.51
Hypothetical- B		$ 3.37

Industrials Portfolio	.67%
Actual		$ 3.66
Hypothetical- B		$ 3.37

Transportation Portfolio	.69%
Actual		$ 3.63
Hypothetical- B		$ 3.47

A Annualized expense ratio reflects expenses net of applicable fee waivers.
B 5% return per year before expenses

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.
The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 29, 2024, or, if subsequently determined to be different, the net capital gain of such year.

Defense and Aerospace Portfolio	$113,499,848
Industrials Portfolio	$13,274,761
Transportation Portfolio	$2,603,969
A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

Defense and Aerospace Portfolio
April 2023	100%
December 2023	100%
Industrials Portfolio
April 2023	30%
December 2023	24%
Transportation Portfolio
April 2023	77%
December 2023	55%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Defense and Aerospace Portfolio
April 2023	100%
December 2023	100%
Industrials Portfolio
April 2023	33.31%
December 2023	27.69%
Transportation Portfolio
April 2023	74.71%
December 2023	87.51%

The funds hereby designate the percentages noted below of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders:

	April, 2023	December, 2023
Industrials Portfolio	-	100%
Transportation Portfolio	100%	100%

The funds hereby designate the amounts noted below as distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends:

Industrials Portfolio	$132,769
Transportation Portfolio	$261,367

The funds will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts
Defense and Aerospace Portfolio
Industrials Portfolio
Transportation Portfolio
At its January 2024 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), approved an amended and restated management contract with Fidelity Management & Research Company LLC (FMR) (the Management Contract), and amended and restated sub-advisory agreements (the Sub-Advisory Contracts, and together with the Management Contract, the Advisory Contracts) for each fund, including each fund's sub-advisory agreements with FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The Advisory Contracts will be effective March 1, 2024. The Board will consider the annual renewal of each fund's Advisory Contracts in May 2024, following its review of additional materials provided by FMR.
Management Contract. The Board approved the Management Contract, which implements a new fee structure combining the management fee, transfer agent fee (TA Fee), and pricing and bookkeeping fee (P&B Fee) of each fund into a single fee based on tiered schedules and subject to a maximum rate (the Unified Fee). In exchange for the Unified Fee, each fund will receive investment advisory, management, administrative, transfer agent, pricing and bookkeeping services under a single agreement - the Management Contract.
In its consideration of the Management Contract over several meetings, the Board received, reviewed and discussed a comprehensive set of analyses regarding the Unified Fee including (i) the legal framework, (ii) design goals for the Unified Fee, (iii) calculation methodology for the Unified Fee and illustrative examples, (iv) annual and cumulative projected impacts under various scenarios, both in the aggregate and at the fund/class level, (v) explanations of schedules, rate levers and maximum rates and (vi) shareholder benefits and projected savings.
The Board considered that the maximum Unified Fee for each fund would be no higher than the sum of (i) the lowest contractual management fee rate under each fund's existing management contract, which is the individual fund fee rate, if any, plus the lowest contractual marginal group fee rate and (ii) the TA and P&B Fee rates, which are fixed fee rates since December 1, 2023 (together, the Unified Fee Cap). The Board noted that Fidelity has represented that, as a result of this Unified Fee Cap, the Unified Fee would be no greater than the fee rates previously authorized to be charged to each fund for the same services. The Board noted that certain expenses such as third-party expenses and certain other miscellaneous expenses would be outside the scope of the Unified Fee and the calculation of such fees would not change as a result of the Unified Fee.
The Board considered Fidelity's representations that implementation of the Unified Fee, which includes the Unified Fee Cap, would cause all funds subject to the Unified Fee, including each fund, to experience an immediate reduction on contractual fee rates for services provided under the current management contracts. The Board considered that some funds would not experience lower net total fees as a result of existing fee caps. The Board further considered that, in addition to the contractual fee savings, the Unified Fee offers funds and their shareholders greater protection from future rate increases for services previously offered under separate agreements that are now covered by the Management Contract because such rate increases would require shareholder approval.
Sub-Advisory Contracts. In connection with the Unified Fee changes, the Board considered the Sub-Advisory Contracts, which simplified the calculation of the fees paid by FMR to the sub-advisers under the agreements. The Board noted that the agreements with FMR UK, FMR H.K., and FMR Japan were amended to provide that FMR will compensate each sub-adviser at a fee rate equal to 110% of the sub-adviser's costs incurred in providing services under the agreement. The Board considered that, under the Sub-Advisory Contracts, FMR, and not each fund, will continue to pay the sub-advisory fees to each applicable sub-adviser.
The Board further considered that the approval of each fund's Advisory Contracts will not result in any changes in the investment process or strategies employed in the management of each fund's assets or the day-to-day management of each fund or the persons primarily responsible for such management. Further, the Board considered that the Management Contract would not change the obligations and services of FMR and its affiliates on behalf of each fund, and, in particular, there would be no change in the nature and level of advisory, management, administration, transfer agent, and pricing and bookkeeping services provided to each fund by FMR, its affiliates, and each applicable sub-adviser.
In connection with its consideration of future renewals of each fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for each fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing each fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the funds) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.
Based on its evaluation of all of the conclusions and representations noted above, and after considering all factors it believed relevant, the Board concluded that each fund's management fee structure is fair and reasonable, and that the funds' Advisory Contracts should be approved.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Funds have adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage each Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. Each Fund's Board of Trustees (the Board) has designated each Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factor specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2022 through November 30, 2023.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.813657.119
SELCI-ANN-0424
Fidelity® Select Portfolios®
Financials Sector

Banking Portfolio
Brokerage and Investment Management Portfolio
Financials Portfolio
FinTech Portfolio
Insurance Portfolio

(Financials Portfolio formerly named Financial Services Portfolio)

Annual Report
February 29, 2024

Contents

Banking Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Brokerage and Investment Management Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Financials Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
FinTech Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Insurance Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.
Banking Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 29, 2024	Past 1 year	Past 5 years	Past 10 years
Banking Portfolio	0.38%	5.38%	6.96%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Banking Portfolio on February 28, 2014.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Banking Portfolio
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 30.45% for the 12 months ending February 29, 2024, according to the S&P 500® index, as robust earnings, a slowing in the pace of inflation and resilient late-cycle expansion of the U.S. economy aided risk assets. The index ended February at a record high. Notably, the rally has been driven by a narrow set of firms in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. This is mostly reflected in semiconductor-related stocks (+113%) and media & entertainment (+68%) names. A likely shift in monetary policy also provided a boost. Aggressive rate hikes by the U.S. Federal Reserve continued until late July, when the Fed decided to pause a series of increases that began in March 2022 at a 22-year high while it observed the effect on inflation and the economy. Following the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline and gained 14.09% through year-end and added 1.68% in January and 5.34% in February. By sector for the full 12 months, information technology (+61%) and communication services (+58%) were standouts, with AI a major tailwind. In sharp contrast, the defensive-oriented utilities sector (-1%) fared worst. Other notable laggards included real estate (+7%) and consumer staples (+8%), each also considered defensive, and energy (+6%).
Comments from Portfolio Manager Matthew Reed:
For the fiscal year ending February 29, 2024, the fund gained 0.38%, versus -6.19% for the MSCI US IMI Banks 5% Capped Linked Index and 30.45% for the broad-based S&P 500® index. The biggest contributor to performance versus the industry index was regional banks, where both stock picks and an underweight helped. Security selection and outsized exposure to diversified banks also boosted the portfolio's relative result. Out-of-index exposure to consumer finance firms helped as well. Not owning First Republic Bank, an index component that returned -100%, was the top individual relative contributor. A stake in Essent Group gained 11% and was another plus, though the stock was no longer held at period end. An overweight in Wells Fargo (+23%), the fund's largest holding, also proved advantageous from a relative performance standpoint. In contrast, the primary detractor from performance versus the industry index was stock picking in asset management & custody banks. The fund's stake in Signature Bank returned -100% and was the biggest individual relative detractor. However, it was sold prior to period end. Untimely exposure to PacWest Bancorp (-60%), a position not held on February 29, hurt as well. An underweight in JPMorgan Chase (+33%) further detracted and was not held at period end. Notable changes in positioning include decreased exposure to the commercial & residential mortgage finance industry and a higher allocation to regional banks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Banking Portfolio
Investment Summary February 29, 2024 (Unaudited)
Top Holdings (% of Fund's net assets)

Wells Fargo & Co.	11.0
Bank of America Corp.	7.2
PNC Financial Services Group, Inc.	6.5
M&T Bank Corp.	6.1
U.S. Bancorp	6.0
Citigroup, Inc.	6.0
Popular, Inc.	4.7
KeyCorp	4.3
East West Bancorp, Inc.	4.1
Truist Financial Corp.	4.0
59.9

Industries (% of Fund's net assets)

Banks	98.6
Capital Markets	1.5
Consumer Finance	0.0
Financial Services	0.0

Banking Portfolio
Schedule of Investments February 29, 2024
Showing Percentage of Net Assets
Common Stocks - 100.1%
	Shares	Value ($)
Banks - 98.6%
Diversified Banks - 41.0%
Bank of America Corp.	804,476	27,770,512
Citigroup, Inc.	418,400	23,217,016
KeyCorp	1,166,500	16,645,955
PNC Financial Services Group, Inc.	169,200	24,906,240
U.S. Bancorp	556,100	23,333,956
Wells Fargo & Co.	763,692	42,453,638
		158,327,317
Regional Banks - 57.6%
1st Source Corp.	91,681	4,563,880
Associated Banc-Corp.	528,500	11,013,940
BOK Financial Corp.	148,300	12,606,983
Cadence Bank	340,539	9,426,120
Community Trust Bancorp, Inc.	101,976	4,054,566
ConnectOne Bancorp, Inc.	210,900	4,173,711
East West Bancorp, Inc.	218,400	15,912,624
Eastern Bankshares, Inc.	486,500	6,285,580
First Hawaiian, Inc.	394,800	8,275,008
First Interstate Bancsystem, Inc.	422,434	11,118,463
Heartland Financial U.S.A., Inc.	285,100	9,693,400
Huntington Bancshares, Inc.	785,700	10,245,528
Independent Bank Group, Inc.	128,100	5,601,813
M&T Bank Corp.	168,660	23,568,548
Old National Bancorp, Indiana	582,854	9,576,291
Popular, Inc. (a)	219,205	18,343,074
Sierra Bancorp	123,100	2,290,891
Southern Missouri Bancorp, Inc.	23,500	1,007,680
Trico Bancshares	141,787	4,737,104
Truist Financial Corp.	444,800	15,559,104
UMB Financial Corp.	113,666	9,276,282
Univest Corp. of Pennsylvania	264,100	5,287,282
WesBanco, Inc.	294,800	8,543,304
Wintrust Financial Corp.	119,500	11,513,825
		222,675,001
TOTAL BANKS		381,002,318
Capital Markets - 1.5%
Asset Management & Custody Banks - 1.5%
Phoenix Vega Mezz PLC	330,200	30,656
State Street Corp.	78,000	5,750,940
		5,781,596
Consumer Finance - 0.0%
Consumer Finance - 0.0%
OneMain Holdings, Inc.	200	9,446
Financial Services - 0.0%
Diversified Financial Services - 0.0%
Sunrisemezz Ltd.	47,171	16,314
TOTAL COMMON STOCKS (Cost $327,334,872)		386,809,674

Money Market Funds - 0.3%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (b)	198,270	198,310
Fidelity Securities Lending Cash Central Fund 5.39% (b)(c)	1,115,288	1,115,400
TOTAL MONEY MARKET FUNDS (Cost $1,313,710)		1,313,710

TOTAL INVESTMENT IN SECURITIES - 100.4% (Cost $328,648,582)	388,123,384
NET OTHER ASSETS (LIABILITIES) - (0.4)%	(1,698,284)
NET ASSETS - 100.0%	386,425,100

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	1,487,061	70,154,529	71,443,280	48,994	-	-	198,310	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	4,037,193	114,020,300	116,942,093	13,094	-	-	1,115,400	0.0%
Total	5,524,254	184,174,829	188,385,373	62,088	-	-	1,313,710

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	386,809,674	386,809,674	-	-

Money Market Funds	1,313,710	1,313,710	-	-
Total Investments in Securities:	388,123,384	388,123,384	-	-
Banking Portfolio
Financial Statements
Statement of Assets and Liabilities
		February 29, 2024

Assets
Investment in securities, at value (including securities loaned of $1,104,576) - See accompanying schedule:
Unaffiliated issuers (cost $327,334,872)	$386,809,674
Fidelity Central Funds (cost $1,313,710)	1,313,710

Total Investment in Securities (cost $328,648,582)		$388,123,384
Receivable for fund shares sold		25,901
Dividends receivable		1,292,104
Distributions receivable from Fidelity Central Funds		364
Prepaid expenses		1,271
Other receivables		3,222
Total assets		389,446,246
Liabilities
Payable for fund shares redeemed	$1,631,699
Accrued management fee	170,658
Other affiliated payables	68,302
Other payables and accrued expenses	35,087
Collateral on securities loaned	1,115,400
Total Liabilities		3,021,146
Net Assets		$386,425,100
Net Assets consist of:
Paid in capital		$327,467,306
Total accumulated earnings (loss)		58,957,794
Net Assets		$386,425,100
Net Asset Value, offering price and redemption price per share ($386,425,100 ÷ 15,569,139 shares)		$24.82
Statement of Operations
		Year ended February 29, 2024
Investment Income
Dividends		$15,176,253
Interest		122,725
Income from Fidelity Central Funds (including $13,094 from security lending)		62,088
Total Income		15,361,066
Expenses
Management fee	$1,904,160
Transfer agent fees	645,627
Accounting fees	128,774
Custodian fees and expenses	14,615
Independent trustees' fees and expenses	2,477
Registration fees	48,050
Audit	40,339
Legal	4,021
Interest	3,116
Miscellaneous	2,841
Total expenses before reductions	2,794,020
Expense reductions	(27,415)
Total expenses after reductions		2,766,605
Net Investment income (loss)		12,594,461
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	107,027
Foreign currency transactions	281
Total net realized gain (loss)		107,308
Change in net unrealized appreciation (depreciation) on investment securities		(15,377,171)
Net gain (loss)		(15,269,863)
Net increase (decrease) in net assets resulting from operations		$(2,675,402)
Statement of Changes in Net Assets

	Year ended February 29, 2024	Year ended February 28, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,594,461	$11,328,231
Net realized gain (loss)	107,308	20,549,966
Change in net unrealized appreciation (depreciation)	(15,377,171)	(115,880,770)
Net increase (decrease) in net assets resulting from operations	(2,675,402)	(84,002,573)
Distributions to shareholders	(22,547,625)	(27,365,238)

Share transactions
Proceeds from sales of shares	158,041,706	86,486,325
Reinvestment of distributions	20,768,717	25,505,449
Cost of shares redeemed	(197,046,335)	(287,573,573)

Net increase (decrease) in net assets resulting from share transactions	(18,235,912)	(175,581,799)
Total increase (decrease) in net assets	(43,458,939)	(286,949,610)

Net Assets
Beginning of period	429,884,039	716,833,649
End of period	$386,425,100	$429,884,039

Other Information
Shares
Sold	7,256,556	3,179,002
Issued in reinvestment of distributions	935,405	1,010,981
Redeemed	(9,006,111)	(10,660,796)
Net increase (decrease)	(814,150)	(6,470,813)

Financial Highlights
Banking Portfolio

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$26.24	$31.37	$26.31	$23.37	$26.42
Income from Investment Operations
Net investment income (loss) B,C	.75	.61	.58	.54	.58
Net realized and unrealized gain (loss)	(.83) D	(4.24)	5.48	4.32	(1.96)
Total from investment operations	(.08)	(3.63)	6.06	4.86	(1.38)
Distributions from net investment income	(.74)	(.67)	(.54)	(.55)	(.53)
Distributions from net realized gain	(.60)	(.83)	(.46)	(1.37)	(1.14)
Total distributions	(1.34)	(1.50)	(1.00)	(1.92)	(1.67)
Net asset value, end of period	$24.82	$26.24	$31.37	$26.31	$23.37
Total Return E	.38% D	(11.27)%	23.37%	25.90%	(6.05)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.77%	.75%	.73%	.79%	.77%
Expenses net of fee waivers, if any	.76%	.74%	.73%	.79%	.77%
Expenses net of all reductions	.76%	.74%	.73%	.79%	.77%
Net investment income (loss)	3.46%	2.29%	1.93%	2.84%	2.21%
Supplemental Data
Net assets, end of period (000 omitted)	$386,425	$429,884	$716,834	$537,860	$361,696
Portfolio turnover rate H	48%	21%	34%	32%	31%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DNet realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been .32%.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Brokerage and Investment Management Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 29, 2024	Past 1 year	Past 5 years	Past 10 years
Brokerage and Investment Management Portfolio	24.95%	17.63%	11.26%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Brokerage and Investment Management Portfolio on February 28, 2014.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Brokerage and Investment Management Portfolio
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 30.45% for the 12 months ending February 29, 2024, according to the S&P 500® index, as robust earnings, a slowing in the pace of inflation and resilient late-cycle expansion of the U.S. economy aided risk assets. The index ended February at a record high. Notably, the rally has been driven by a narrow set of firms in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. This is mostly reflected in semiconductor-related stocks (+113%) and media & entertainment (+68%) names. A likely shift in monetary policy also provided a boost. Aggressive rate hikes by the U.S. Federal Reserve continued until late July, when the Fed decided to pause a series of increases that began in March 2022 at a 22-year high while it observed the effect on inflation and the economy. Following the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline and gained 14.09% through year-end and added 1.68% in January and 5.34% in February. By sector for the full 12 months, information technology (+61%) and communication services (+58%) were standouts, with AI a major tailwind. In sharp contrast, the defensive-oriented utilities sector (-1%) fared worst. Other notable laggards included real estate (+7%) and consumer staples (+8%), each also considered defensive, and energy (+6%).
Comments from Portfolio Manager Nadim Rabaia:
For the fiscal year ending February 29, 2024, the fund gained 24.95%, versus 21.98% for the MSCI U.S. IMI Capital Markets 5% Capped Linked Index and 30.45% for the broad-based S&P 500® index. Relative to the industry index, security selection was the primary contributor, especially within asset management & custody banks. Stock selection in diversified financial services and application software also boosted the fund's relative performance. Also bolstering our result was an underweight in investment banking & brokerage. The fund's non-index stake in Apollo Global Management gained approximately 61% and was the top individual relative contributor. We reduced our investment in Apollo this period. The second-largest relative contributor was an overweight in Ares Management (+70%). Ares Management was among the biggest holdings at period end, though we reduced our stake. An overweight in Blue Owl Capital (+52%) also helped. This period we increased our investment in Blue Owl Capital, and it was among the largest holdings at period end. In contrast, the primary detractors from performance versus the industry index were stock picks and an overweight in financial exchanges & data. Stock selection in investment banking & brokerage also hampered the fund's result. The fund's biggest individual relative detractor was an overweight in Moodys (+32%), the fund's top holding. This period we increased our stake in Moodys. A second notable relative detractor was an overweight in LPL Financial Holdings (+8%). An underweight in BNY Mellon (+14%) also detracted. BNY Mellon was not held at period end. Notable changes in positioning include higher allocation to financial exchanges & data.
Notes to Shareholders: On April 5, 2023, Pierre Sorel assumed co-management responsibilities for the fund. On June 15, 2023, Nadim Rabaia assumed co-management responsibilities for the fund, succeeding Charles Ackerman. On December 31, 2023, Pierre Sorel came off the fund, leaving Nadim Rabaia as sole portfolio manager.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Brokerage and Investment Management Portfolio
Investment Summary February 29, 2024 (Unaudited)
Top Holdings (% of Fund's net assets)

Moody's Corp.	7.9
KKR & Co. LP	5.5
BlackRock, Inc. Class A	5.4
S&P Global, Inc.	5.3
Blackstone, Inc.	5.0
Intercontinental Exchange, Inc.	4.8
Ameriprise Financial, Inc.	4.6
Ares Management Corp.	4.4
Blue Owl Capital, Inc. Class A	4.4
CME Group, Inc.	4.2
51.5

Industries (% of Fund's net assets)

Capital Markets	95.8
Financial Services	3.5
Software	0.5

Brokerage and Investment Management Portfolio
Schedule of Investments February 29, 2024
Showing Percentage of Net Assets
Common Stocks - 99.8%
	Shares	Value ($)
Capital Markets - 95.8%
Asset Management & Custody Banks - 36.6%
Ameriprise Financial, Inc.	93,700	38,169,632
Ares Management Corp.	279,300	37,043,559
BlackRock, Inc. Class A	56,200	45,597,308
Blackstone, Inc.	325,000	41,541,500
Blue Owl Capital, Inc. Class A	2,047,900	36,780,284
Bridge Investment Group Holdings, Inc.	3,700	27,750
Brookfield Asset Management Ltd. Class A	96,800	3,944,600
Carlyle Group LP (a)	351,800	16,130,030
Hamilton Lane, Inc. Class A	42,200	4,846,670
Intermediate Capital Group PLC	228,000	5,541,674
KKR & Co. LP	465,500	45,740,030
P10, Inc.	94,200	873,234
Patria Investments Ltd.	390,072	5,812,073
State Street Corp.	71,800	5,293,814
StepStone Group, Inc. Class A	175,900	6,109,007
TPG, Inc. (a)	282,300	12,520,005
		305,971,170
Financial Exchanges & Data - 36.2%
Cboe Global Markets, Inc.	92,738	17,805,696
CME Group, Inc.	159,900	35,233,965
Coinbase Global, Inc. (b)	150,100	30,554,356
FactSet Research Systems, Inc.	6,300	2,914,254
Intercontinental Exchange, Inc.	288,600	39,948,012
MarketAxess Holdings, Inc.	49,400	10,542,454
Moody's Corp.	174,500	66,208,788
MSCI, Inc.	43,100	24,177,807
NASDAQ, Inc.	262,600	14,758,120
Open Lending Corp. (b)	171,300	1,243,638
S&P Global, Inc.	103,900	44,508,682
Tradeweb Markets, Inc. Class A	144,000	15,238,080
		303,133,852
Investment Banking & Brokerage - 23.0%
BGC Group, Inc. Class A	1,254,200	8,716,690
Charles Schwab Corp.	508,161	33,934,992
Evercore, Inc. Class A	69,700	13,039,476
Houlihan Lokey (a)	123,700	15,915,242
Interactive Brokers Group, Inc.	139,300	15,144,696
Jefferies Financial Group, Inc.	304,200	12,721,644
LPL Financial	97,300	26,065,697
Moelis & Co. Class A (a)	105,200	5,685,008
Morgan Stanley	182,816	15,729,489
PJT Partners, Inc. (a)	131,512	13,861,365
Raymond James Financial, Inc.	220,600	26,542,592
Robinhood Markets, Inc. (b)	310,800	5,069,148
		192,426,039
TOTAL CAPITAL MARKETS		801,531,061
Financial Services - 3.5%
Diversified Financial Services - 3.5%
Apollo Global Management, Inc.	261,000	29,179,800
Software - 0.5%
Application Software - 0.5%
MicroStrategy, Inc. Class A (b)	3,800	3,886,792
TOTAL COMMON STOCKS (Cost $484,388,411)		834,597,653

Money Market Funds - 5.5%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (c)	1,131,568	1,131,795
Fidelity Securities Lending Cash Central Fund 5.39% (c)(d)	44,901,235	44,905,725
TOTAL MONEY MARKET FUNDS (Cost $46,037,520)		46,037,520

TOTAL INVESTMENT IN SECURITIES - 105.3% (Cost $530,425,931)	880,635,173
NET OTHER ASSETS (LIABILITIES) - (5.3)%	(44,210,392)
NET ASSETS - 100.0%	836,424,781

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)	Non-income producing
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	16,326,467	111,438,676	126,633,348	123,416	-	-	1,131,795	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	38,919,225	632,688,951	626,702,451	78,591	-	-	44,905,725	0.1%
Total	55,245,692	744,127,627	753,335,799	202,007	-	-	46,037,520

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	834,597,653	834,597,653	-	-

Money Market Funds	46,037,520	46,037,520	-	-
Total Investments in Securities:	880,635,173	880,635,173	-	-
Brokerage and Investment Management Portfolio
Financial Statements
Statement of Assets and Liabilities
		February 29, 2024

Assets
Investment in securities, at value (including securities loaned of $44,224,328) - See accompanying schedule:
Unaffiliated issuers (cost $484,388,411)	$834,597,653
Fidelity Central Funds (cost $46,037,520)	46,037,520

Total Investment in Securities (cost $530,425,931)		$880,635,173
Receivable for investments sold		2,503,314
Receivable for fund shares sold		396,985
Dividends receivable		1,373,299
Distributions receivable from Fidelity Central Funds		12,768
Prepaid expenses		1,055
Other receivables		60,262
Total assets		884,982,856
Liabilities
Payable for investments purchased	$2,499,317
Payable for fund shares redeemed	544,958
Accrued management fee	353,612
Other affiliated payables	145,597
Other payables and accrued expenses	108,866
Collateral on securities loaned	44,905,725
Total Liabilities		48,558,075
Net Assets		$836,424,781
Net Assets consist of:
Paid in capital		$550,124,762
Total accumulated earnings (loss)		286,300,019
Net Assets		$836,424,781
Net Asset Value, offering price and redemption price per share ($836,424,781 ÷ 5,891,213 shares)		$141.98
Statement of Operations
		Year ended February 29, 2024
Investment Income
Dividends		$14,524,039
Income from Fidelity Central Funds (including $78,591 from security lending)		202,007
Total Income		14,726,046
Expenses
Management fee	$3,795,510
Transfer agent fees	1,348,400
Accounting fees	232,428
Custodian fees and expenses	16,935
Independent trustees' fees and expenses	4,803
Registration fees	39,891
Audit	40,604
Legal	1,017
Interest	7,560
Miscellaneous	4,202
Total expenses before reductions	5,491,350
Expense reductions	(54,218)
Total expenses after reductions		5,437,132
Net Investment income (loss)		9,288,914
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	12,450,625
Foreign currency transactions	5,433
Total net realized gain (loss)		12,456,058
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	137,993,263
Assets and liabilities in foreign currencies	558
Total change in net unrealized appreciation (depreciation)		137,993,821
Net gain (loss)		150,449,879
Net increase (decrease) in net assets resulting from operations		$159,738,793
Statement of Changes in Net Assets

	Year ended February 29, 2024	Year ended February 28, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$9,288,914	$11,960,949
Net realized gain (loss)	12,456,058	(74,754,629)
Change in net unrealized appreciation (depreciation)	137,993,821	(8,920,735)
Net increase (decrease) in net assets resulting from operations	159,738,793	(71,714,415)
Distributions to shareholders	(9,651,970)	(17,226,958)

Share transactions
Proceeds from sales of shares	125,688,073	189,388,454
Reinvestment of distributions	8,580,838	15,606,994
Cost of shares redeemed	(260,903,898)	(512,802,938)

Net increase (decrease) in net assets resulting from share transactions	(126,634,987)	(307,807,490)
Total increase (decrease) in net assets	23,451,836	(396,748,863)

Net Assets
Beginning of period	812,972,945	1,209,721,808
End of period	$836,424,781	$812,972,945

Other Information
Shares
Sold	1,029,633	1,678,022
Issued in reinvestment of distributions	64,659	142,147
Redeemed	(2,270,079)	(4,750,290)
Net increase (decrease)	(1,175,787)	(2,930,121)

Financial Highlights
Brokerage and Investment Management Portfolio

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$115.04	$121.01	$100.99	$74.99	$71.71
Income from Investment Operations
Net investment income (loss) B,C	1.50	1.45	1.31	.93	1.01
Net realized and unrealized gain (loss)	27.09	(5.19)	20.54	28.01	5.70
Total from investment operations	28.59	(3.74)	21.85	28.94	6.71
Distributions from net investment income	(1.65)	(1.83)	(.83)	(1.06)	(.98)
Distributions from net realized gain	-	(.41)	(1.01)	(1.88)	(2.45)
Total distributions	(1.65)	(2.23) D	(1.83) D	(2.94)	(3.43)
Net asset value, end of period	$141.98	$115.04	$121.01	$100.99	$74.99
Total Return E	24.95%	(2.98)%	21.70%	39.69%	9.28%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.76%	.75%	.74%	.76%	.77%
Expenses net of fee waivers, if any	.75%	.74%	.74%	.76%	.77%
Expenses net of all reductions	.75%	.74%	.74%	.76%	.77%
Net investment income (loss)	1.28%	1.33%	1.06%	1.14%	1.33%
Supplemental Data
Net assets, end of period (000 omitted)	$836,425	$812,973	$1,209,722	$429,320	$309,088
Portfolio turnover rate H	36%	4%	3%	11%	9%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Financials Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 29, 2024	Past 1 year	Past 5 years	Past 10 years
Financials Portfolio	12.15%	12.01%	9.98%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Financials Portfolio on February 28, 2014.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Financials Portfolio
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 30.45% for the 12 months ending February 29, 2024, according to the S&P 500® index, as robust earnings, a slowing in the pace of inflation and resilient late-cycle expansion of the U.S. economy aided risk assets. The index ended February at a record high. Notably, the rally has been driven by a narrow set of firms in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. This is mostly reflected in semiconductor-related stocks (+113%) and media & entertainment (+68%) names. A likely shift in monetary policy also provided a boost. Aggressive rate hikes by the U.S. Federal Reserve continued until late July, when the Fed decided to pause a series of increases that began in March 2022 at a 22-year high while it observed the effect on inflation and the economy. Following the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline and gained 14.09% through year-end and added 1.68% in January and 5.34% in February. By sector for the full 12 months, information technology (+61%) and communication services (+58%) were standouts, with AI a major tailwind. In sharp contrast, the defensive-oriented utilities sector (-1%) fared worst. Other notable laggards included real estate (+7%) and consumer staples (+8%), each also considered defensive, and energy (+6%).
Comments from Portfolio Manager Matthew Reed:
For the fiscal year ending February 29, 2024, the fund gained 12.15%, versus 13.09% for the MSCI US IMI Financials 5% Capped Linked Index and 30.45% for the broad-based S&P 500® index. Relative to the sector index, sector positioning was the primary detractor, especially an underweight in the financial exchanges & data category. Stock selection among asset management & custody banks also hurt. Investment choices and comparatively light exposure to multi-sector holdings also hampered the portfolio's relative result. The fund's small stake in Signature Bank returned -100% and was the largest individual relative detractor; the stock was no longer held at period end. Avoiding shares of Berkshire Hathaway, an index component that gained 34%, also hurt, as did an outsized position in State Street (-14%). The latter was among the fund's largest holdings this period. In contrast, the biggest contributor to performance versus the sector index was an overweight in the commercial & residential mortgage finance industry. Security selection and a larger-than-index allocation to diversified financial services firms was another plus. Further bolstering the portfolio's relative return was stock selection among regional banks. The top individual relative contributor this period was our decision to avoid Charles Schwab, an index component that returned -13%. Timely ownership of First Citizens BancShares (+61%) proved advantageous as well. The stock was not held at period end. An overweight in Apollo Global Management (+60%), which was among the biggest holdings at period end, also helped. Notable changes in positioning include increased exposure to transaction & payment processing services stocks and a lower allocation to property & casualty insurance companies.
Note to shareholders:
On April 28, 2023, the fund's name changed from Fidelity Select Financial Services Portfolio to Fidelity Select Financials Portfolio. This aligns the fund's name with the GICS Financials sector.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Financials Portfolio
Investment Summary February 29, 2024 (Unaudited)
Top Holdings (% of Fund's net assets)

MasterCard, Inc. Class A	10.2
Wells Fargo & Co.	8.0
Bank of America Corp.	5.4
Reinsurance Group of America, Inc.	3.8
Chubb Ltd.	3.3
Citigroup, Inc.	3.0
Apollo Global Management, Inc.	2.6
Morgan Stanley	2.4
Marsh & McLennan Companies, Inc.	2.2
Moody's Corp.	2.1
43.0

Industries (% of Fund's net assets)

Banks	34.4
Insurance	22.2
Financial Services	19.8
Capital Markets	18.6
Consumer Finance	3.7
Professional Services	0.9

Financials Portfolio
Schedule of Investments February 29, 2024
Showing Percentage of Net Assets
Common Stocks - 99.6%
	Shares	Value ($)
Banks - 34.4%
Diversified Banks - 21.6%
Bank of America Corp.	1,082,500	37,367,900
Citigroup, Inc.	371,100	20,592,339
KeyCorp	766,100	10,932,247
PNC Financial Services Group, Inc.	91,600	13,483,520
U.S. Bancorp	285,500	11,979,580
Wells Fargo & Co.	1,009,090	56,095,313
		150,450,899
Regional Banks - 12.8%
Associated Banc-Corp.	337,000	7,023,080
BOK Financial Corp.	65,927	5,604,454
Cadence Bank	139,230	3,853,886
East West Bancorp, Inc.	116,600	8,495,476
Eastern Bankshares, Inc.	338,200	4,369,544
First Hawaiian, Inc.	189,500	3,971,920
First Interstate Bancsystem, Inc.	263,021	6,922,713
Heartland Financial U.S.A., Inc.	136,200	4,630,800
M&T Bank Corp.	99,137	13,853,404
Popular, Inc. (a)	135,800	11,363,744
Truist Financial Corp.	211,900	7,412,262
UMB Financial Corp.	57,800	4,717,058
WesBanco, Inc.	131,900	3,822,462
Wintrust Financial Corp.	37,700	3,632,395
		89,673,198
TOTAL BANKS		240,124,097
Capital Markets - 18.6%
Asset Management & Custody Banks - 7.5%
AllianceBernstein Holding LP	265,400	8,431,758
Bank of New York Mellon Corp.	168,900	9,473,601
Blue Owl Capital, Inc. Class A (a)	270,100	4,850,996
Carlyle Group LP (a)	73,400	3,365,390
Northern Trust Corp.	103,100	8,467,603
Patria Investments Ltd.	391,600	5,834,840
State Street Corp.	159,300	11,745,189
		52,169,377
Financial Exchanges & Data - 4.1%
Bolsa Mexicana de Valores S.A.B. de CV	2,179,900	4,701,476
MarketAxess Holdings, Inc.	41,100	8,771,151
Moody's Corp.	39,400	14,949,148
		28,421,775
Investment Banking & Brokerage - 7.0%
Lazard, Inc. Class A	172,292	6,640,134
Morgan Stanley	194,900	16,769,196
Perella Weinberg Partners Class A	342,000	4,671,720
Raymond James Financial, Inc.	77,500	9,324,800
Stifel Financial Corp. (a)	108,400	8,223,224
Virtu Financial, Inc. Class A	190,800	3,443,940
		49,073,014
TOTAL CAPITAL MARKETS		129,664,166
Consumer Finance - 3.7%
Consumer Finance - 3.7%
Discover Financial Services	116,000	14,001,200
FirstCash Holdings, Inc.	66,911	7,661,310
OneMain Holdings, Inc.	88,600	4,184,578
		25,847,088
Financial Services - 19.8%
Commercial & Residential Mortgage Finance - 1.0%
Essent Group Ltd.	117,838	6,312,582
Walker & Dunlop, Inc.	3,700	352,906
		6,665,488
Diversified Financial Services - 3.8%
Apollo Global Management, Inc.	160,200	17,910,360
Corebridge Financial, Inc. (a)	344,500	8,553,935
		26,464,295
Multi-Sector Holdings - 0.6%
Cannae Holdings, Inc. (b)	197,690	4,313,596
Transaction & Payment Processing Services - 14.4%
Fiserv, Inc. (b)	91,400	13,643,278
FleetCor Technologies, Inc. (b)	25,500	7,121,385
Global Payments, Inc.	69,300	8,988,210
MasterCard, Inc. Class A	149,900	71,166,523
		100,919,396
TOTAL FINANCIAL SERVICES		138,362,775
Insurance - 22.2%
Insurance Brokers - 5.0%
Arthur J. Gallagher & Co.	41,800	10,196,274
BRP Group, Inc. (b)	326,511	9,083,536
Marsh & McLennan Companies, Inc.	76,900	15,554,563
		34,834,373
Life & Health Insurance - 1.4%
Globe Life, Inc.	75,900	9,633,987
Property & Casualty Insurance - 11.9%
American Financial Group, Inc.	80,000	10,213,600
Beazley PLC	741,400	6,101,867
Chubb Ltd.	91,700	23,078,139
Direct Line Insurance Group PLC (b)	2,187,900	5,578,808
Fidelity National Financial, Inc.	130,600	6,605,748
First American Financial Corp.	56,300	3,288,483
Hartford Financial Services Group, Inc.	138,800	13,302,592
Hiscox Ltd.	687,900	9,838,249
Lancashire Holdings Ltd.	669,900	5,504,952
		83,512,438
Reinsurance - 3.9%
Enstar Group Ltd. (b)	1,873	576,772
Reinsurance Group of America, Inc.	152,000	26,881,200
		27,457,972
TOTAL INSURANCE		155,438,770
Professional Services - 0.9%
Research & Consulting Services - 0.9%
Dun & Bradstreet Holdings, Inc.	579,500	6,107,930
TOTAL COMMON STOCKS (Cost $550,169,039)		695,544,826

Money Market Funds - 2.4%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (c)	2,841,754	2,842,322
Fidelity Securities Lending Cash Central Fund 5.39% (c)(d)	14,221,103	14,222,525
TOTAL MONEY MARKET FUNDS (Cost $17,064,847)		17,064,847

TOTAL INVESTMENT IN SECURITIES - 102.0% (Cost $567,233,886)	712,609,673
NET OTHER ASSETS (LIABILITIES) - (2.0)%	(14,299,140)
NET ASSETS - 100.0%	698,310,533

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)	Non-income producing
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	2,743,668	176,379,692	176,281,038	85,288	-	-	2,842,322	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	7,671,775	270,261,215	263,710,465	17,984	-	-	14,222,525	0.0%
Total	10,415,443	446,640,907	439,991,503	103,272	-	-	17,064,847

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	695,544,826	695,544,826	-	-

Money Market Funds	17,064,847	17,064,847	-	-
Total Investments in Securities:	712,609,673	712,609,673	-	-
Financials Portfolio
Financial Statements
Statement of Assets and Liabilities
		February 29, 2024

Assets
Investment in securities, at value (including securities loaned of $14,094,889) - See accompanying schedule:
Unaffiliated issuers (cost $550,169,039)	$695,544,826
Fidelity Central Funds (cost $17,064,847)	17,064,847

Total Investment in Securities (cost $567,233,886)		$712,609,673
Receivable for investments sold		3,532,397
Receivable for fund shares sold		182,483
Dividends receivable		1,765,648
Distributions receivable from Fidelity Central Funds		4,937
Prepaid expenses		1,981
Other receivables		5,852
Total assets		718,102,971
Liabilities
Payable for investments purchased	$4,641,308
Payable for fund shares redeemed	469,138
Accrued management fee	297,662
Other affiliated payables	120,733
Other payables and accrued expenses	41,072
Collateral on securities loaned	14,222,525
Total Liabilities		19,792,438
Net Assets		$698,310,533
Net Assets consist of:
Paid in capital		$551,584,218
Total accumulated earnings (loss)		146,726,315
Net Assets		$698,310,533
Net Asset Value, offering price and redemption price per share ($698,310,533 ÷ 55,875,974 shares)		$12.50
Statement of Operations
		Year ended February 29, 2024
Investment Income
Dividends		$17,681,337
Interest		186,873
Income from Fidelity Central Funds (including $17,984 from security lending)		103,272
Total Income		17,971,482
Expenses
Management fee	$2,948,859
Transfer agent fees	1,000,914
Accounting fees	195,007
Custodian fees and expenses	30,666
Independent trustees' fees and expenses	3,649
Registration fees	56,213
Audit	41,150
Legal	2,861
Interest	18,409
Miscellaneous	4,328
Total expenses before reductions	4,302,056
Expense reductions	(41,336)
Total expenses after reductions		4,260,720
Net Investment income (loss)		13,710,762
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	2,601,871
Foreign currency transactions	16,158
Total net realized gain (loss)		2,618,029
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	26,667,305
Assets and liabilities in foreign currencies	(4)
Total change in net unrealized appreciation (depreciation)		26,667,301
Net gain (loss)		29,285,330
Net increase (decrease) in net assets resulting from operations		$42,996,092
Statement of Changes in Net Assets

	Year ended February 29, 2024	Year ended February 28, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$13,710,762	$14,198,847
Net realized gain (loss)	2,618,029	36,728,777
Change in net unrealized appreciation (depreciation)	26,667,301	(79,393,252)
Net increase (decrease) in net assets resulting from operations	42,996,092	(28,465,628)
Distributions to shareholders	(20,240,392)	(73,318,860)

Share transactions
Proceeds from sales of shares	238,771,101	247,678,669
Reinvestment of distributions	18,627,765	67,840,973
Cost of shares redeemed	(313,003,472)	(302,485,447)

Net increase (decrease) in net assets resulting from share transactions	(55,604,606)	13,034,195
Total increase (decrease) in net assets	(32,848,906)	(88,750,293)

Net Assets
Beginning of period	731,159,439	819,909,732
End of period	$698,310,533	$731,159,439

Other Information
Shares
Sold	20,764,508	21,744,109
Issued in reinvestment of distributions	1,693,153	6,070,885
Redeemed	(30,094,552)	(26,254,915)
Net increase (decrease)	(7,636,891)	1,560,079

Financial Highlights
Financials Portfolio

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$11.51	$13.23	$11.26	$9.49	$9.65
Income from Investment Operations
Net investment income (loss) B,C	.26	.24	.25	.20	.19
Net realized and unrealized gain (loss)	1.09	(.74)	2.26	2.17	.26
Total from investment operations	1.35	(.50)	2.51	2.37	.45
Distributions from net investment income	(.25)	(.23)	(.26)	(.21)	(.16)
Distributions from net realized gain	(.11)	(.98)	(.28)	(.39)	(.45)
Total distributions	(.36)	(1.22) D	(.54)	(.60)	(.61)
Net asset value, end of period	$12.50	$11.51	$13.23	$11.26	$9.49
Total Return E	12.15%	(3.30)%	22.47%	27.89%	3.81%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.76%	.75%	.73%	.77%	.77%
Expenses net of fee waivers, if any	.76%	.75%	.72%	.77%	.77%
Expenses net of all reductions	.76%	.75%	.72%	.77%	.76%
Net investment income (loss)	2.43%	2.12%	1.89%	2.36%	1.81%
Supplemental Data
Net assets, end of period (000 omitted)	$698,311	$731,159	$819,910	$606,048	$483,337
Portfolio turnover rate H	66%	46%	53%	63%	61% I

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

FinTech Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 29, 2024	Past 1 year	Past 5 years	Past 10 years
FinTech Portfolio	24.03%	6.05%	7.46%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in FinTech Portfolio on February 28, 2014.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

FinTech Portfolio
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 30.45% for the 12 months ending February 29, 2024, according to the S&P 500® index, as robust earnings, a slowing in the pace of inflation and resilient late-cycle expansion of the U.S. economy aided risk assets. The index ended February at a record high. Notably, the rally has been driven by a narrow set of firms in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. This is mostly reflected in semiconductor-related stocks (+113%) and media & entertainment (+68%) names. A likely shift in monetary policy also provided a boost. Aggressive rate hikes by the U.S. Federal Reserve continued until late July, when the Fed decided to pause a series of increases that began in March 2022 at a 22-year high while it observed the effect on inflation and the economy. Following the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline and gained 14.09% through year-end and added 1.68% in January and 5.34% in February. By sector for the full 12 months, information technology (+61%) and communication services (+58%) were standouts, with AI a major tailwind. In sharp contrast, the defensive-oriented utilities sector (-1%) fared worst. Other notable laggards included real estate (+7%) and consumer staples (+8%), each also considered defensive, and energy (+6%).
Comments from Portfolio Manager Ruth Nagle:
For the fiscal year ending February 29, 2024, the fund gained 24.03%, versus 26.11% for the FactSet Financial Technologies Linked Index and 30.45% for the broad-based S&P 500® index. Relative to the FactSet index, industry positioning was the primary detractor, especially an overweight and stock selection in the transaction & payment processing services group. An underweight in application software, as well as in consumer finance, also hampered the fund's result. Also detracting from our relative performance were stock picking and an overweight in the internet services & infrastructure group. The largest individual relative detractor was untimely positioning in Adyen (-31%), which was among our biggest holdings at period end. The second-largest relative detractor was our non-index stake in Block (+4%), a position we reduced this period. An underweight in American Express (+28%) also detracted. American Express was one of the fund's largest holdings on February 29. In contrast, the biggest contributor to performance versus the industry index was security selection in the application software category. Stock selection in consumer finance and an underweight in data processing & outsourced services also boosted the fund's performance versus the industry index. The top individual relative contributor was an underweight in PayPal Holdings (-18%). We decreased our stake in PayPal this period. Other notable relative contributors were Fidelity National Information Services (+20%), an underweight position that we added to this period, and timely ownership of Worldline (-30%), which was not held at period end. Notable changes in positioning include a lower allocation to application software and a new stake in the internet services & infrastructure segment.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

FinTech Portfolio
Investment Summary February 29, 2024 (Unaudited)
Top Holdings (% of Fund's net assets)

MasterCard, Inc. Class A	13.3
Intuit, Inc.	13.2
Visa, Inc. Class A	12.4
American Express Co.	7.9
Fiserv, Inc.	4.8
Discover Financial Services	4.8
Shopify, Inc. Class A	4.8
Adyen BV	4.8
Global Payments, Inc.	4.8
FleetCor Technologies, Inc.	3.7
74.5

Industries (% of Fund's net assets)

Financial Services	63.1
Consumer Finance	17.3
Software	13.2
IT Services	4.8

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

FinTech Portfolio
Schedule of Investments February 29, 2024
Showing Percentage of Net Assets
Common Stocks - 98.4%
	Shares	Value ($)
Consumer Finance - 17.3%
Consumer Finance - 17.3%
American Express Co.	40,370	8,857,985
Capital One Financial Corp.	27,645	3,804,228
Discover Financial Services	44,749	5,401,204
NerdWallet, Inc. (a)	15,200	256,424
OneMain Holdings, Inc.	20,360	961,603
		19,281,444
Financial Services - 63.1%
Transaction & Payment Processing Services - 63.1%
Adyen BV (a)(b)	3,388	5,360,625
Block, Inc. Class A (a)	19,781	1,571,996
Dlocal Ltd. (a)	30,501	508,147
Edenred SA	39,094	1,934,756
Fidelity National Information Services, Inc.	48,985	3,389,272
Fiserv, Inc. (a)	36,240	5,409,545
FleetCor Technologies, Inc. (a)	14,842	4,144,925
Flywire Corp. (a)	110,587	3,139,565
Global Payments, Inc.	40,980	5,315,106
Marqeta, Inc. Class A (a)	107,981	705,116
MasterCard, Inc. Class A	31,369	14,892,747
Nuvei Corp. (Canada) (b)	18,746	496,293
PagSeguro Digital Ltd. (a)	56,967	792,981
PayPal Holdings, Inc. (a)	41,318	2,493,128
Remitly Global, Inc. (a)	19,000	391,780
Repay Holdings Corp. (a)	60,676	527,274
Shift4 Payments, Inc. (a)(c)	23,064	1,896,322
Visa, Inc. Class A	49,159	13,894,300
WEX, Inc. (a)	12,892	2,832,759
Wise PLC (a)	74,100	858,477
		70,555,114
IT Services - 4.8%
Internet Services & Infrastructure - 4.8%
Shopify, Inc. Class A (a)	70,368	5,374,004
Software - 13.2%
Application Software - 13.2%
Intuit, Inc.	22,161	14,690,305
TOTAL COMMON STOCKS (Cost $78,400,706)		109,900,867

Money Market Funds - 3.3%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (d)	1,815,197	1,815,560
Fidelity Securities Lending Cash Central Fund 5.39% (d)(e)	1,886,436	1,886,625
TOTAL MONEY MARKET FUNDS (Cost $3,702,185)		3,702,185

TOTAL INVESTMENT IN SECURITIES - 101.7% (Cost $82,102,891)	113,603,052
NET OTHER ASSETS (LIABILITIES) - (1.7)%	(1,865,585)
NET ASSETS - 100.0%	111,737,467

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,856,918 or 5.2% of net assets.

(c)	Security or a portion of the security is on loan at period end.
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	355,543	25,027,375	23,567,358	22,817	-	-	1,815,560	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	376,993	17,109,739	15,600,107	905	-	-	1,886,625	0.0%
Total	732,536	42,137,114	39,167,465	23,722	-	-	3,702,185

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	109,900,867	104,540,242	5,360,625	-

Money Market Funds	3,702,185	3,702,185	-	-
Total Investments in Securities:	113,603,052	108,242,427	5,360,625	-
FinTech Portfolio
Financial Statements
Statement of Assets and Liabilities
		February 29, 2024

Assets
Investment in securities, at value (including securities loaned of $1,767,730) - See accompanying schedule:
Unaffiliated issuers (cost $78,400,706)	$109,900,867
Fidelity Central Funds (cost $3,702,185)	3,702,185

Total Investment in Securities (cost $82,102,891)		$113,603,052
Foreign currency held at value (cost $2)		2
Receivable for investments sold		151,428
Receivable for fund shares sold		37,357
Dividends receivable		64,189
Distributions receivable from Fidelity Central Funds		1,357
Prepaid expenses		203
Other receivables		524
Total assets		113,858,112
Liabilities
Payable for fund shares redeemed	$129,648
Accrued management fee	47,880
Other affiliated payables	21,616
Other payables and accrued expenses	34,876
Collateral on securities loaned	1,886,625
Total Liabilities		2,120,645
Net Assets		$111,737,467
Net Assets consist of:
Paid in capital		$125,350,604
Total accumulated earnings (loss)		(13,613,137)
Net Assets		$111,737,467
Net Asset Value, offering price and redemption price per share ($111,737,467 ÷ 6,560,044 shares)		$17.03
Statement of Operations
		Year ended February 29, 2024
Investment Income
Dividends		$844,754
Income from Fidelity Central Funds (including $905 from security lending)		23,722
Total Income		868,476
Expenses
Management fee	$549,731
Transfer agent fees	252,902
Accounting fees	37,175
Custodian fees and expenses	8,078
Independent trustees' fees and expenses	697
Registration fees	19,282
Audit	40,533
Legal	2,924
Miscellaneous	559
Total expenses before reductions	911,881
Expense reductions	(7,804)
Total expenses after reductions		904,077
Net Investment income (loss)		(35,601)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(22,680,084)
Foreign currency transactions	12,791
Total net realized gain (loss)		(22,667,293)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	45,300,959
Assets and liabilities in foreign currencies	91
Total change in net unrealized appreciation (depreciation)		45,301,050
Net gain (loss)		22,633,757
Net increase (decrease) in net assets resulting from operations		$22,598,156
Statement of Changes in Net Assets

	Year ended February 29, 2024	Year ended February 28, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(35,601)	$(42,077)
Net realized gain (loss)	(22,667,293)	(16,193,543)
Change in net unrealized appreciation (depreciation)	45,301,050	(7,893,080)
Net increase (decrease) in net assets resulting from operations	22,598,156	(24,128,700)

Share transactions
Proceeds from sales of shares	14,051,673	14,085,599
Cost of shares redeemed	(32,490,694)	(44,229,846)

Net increase (decrease) in net assets resulting from share transactions	(18,439,021)	(30,144,247)
Total increase (decrease) in net assets	4,159,135	(54,272,947)

Net Assets
Beginning of period	107,578,332	161,851,279
End of period	$111,737,467	$107,578,332

Other Information
Shares
Sold	949,620	980,123
Redeemed	(2,225,879)	(3,218,612)
Net increase (decrease)	(1,276,259)	(2,238,489)

Financial Highlights
FinTech Portfolio

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$13.73	$16.06	$19.37	$16.23	$15.80
Income from Investment Operations
Net investment income (loss) B,C	- D	- D	.14 E	.34 F	.39
Net realized and unrealized gain (loss)	3.30	(2.33)	.04 G,H	3.14	.35
Total from investment operations	3.30	(2.33)	.18	3.48	.74
Distributions from net investment income	-	-	(.25)	(.34)	(.31)
Distributions from net realized gain	-	-	(3.24)	-	(.01)
Total distributions	-	-	(3.49)	(.34)	(.31) I
Net asset value, end of period	$17.03	$13.73	$16.06	$19.37	$16.23
Total Return J	24.03%	(14.51)%	(.75)% G	21.94%	4.54%
Ratios to Average Net Assets C,K,L
Expenses before reductions	.87%	.87%	.81%	.89%	.86%
Expenses net of fee waivers, if any	.86%	.87%	.81%	.89%	.86%
Expenses net of all reductions	.86%	.87%	.81%	.89%	.85%
Net investment income (loss)	(.03)%	(.03)%	.63% E	2.35% F	2.29%
Supplemental Data
Net assets, end of period (000 omitted)	$111,737	$107,578	$161,851	$144,880	$148,247
Portfolio turnover rate M	43%	15%	164%	25%	20%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DAmount represents less than $.005 per share.

ENet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .40%.

FNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.89%.

GNet realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been (.78)%.

HThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

ITotal distributions per share do not sum due to rounding.

JTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

KFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

LExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

MAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Insurance Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 29, 2024	Past 1 year	Past 5 years	Past 10 years
Insurance Portfolio	23.26%	15.39%	12.48%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Insurance Portfolio on February 28, 2014.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Insurance Portfolio
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 30.45% for the 12 months ending February 29, 2024, according to the S&P 500® index, as robust earnings, a slowing in the pace of inflation and resilient late-cycle expansion of the U.S. economy aided risk assets. The index ended February at a record high. Notably, the rally has been driven by a narrow set of firms in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. This is mostly reflected in semiconductor-related stocks (+113%) and media & entertainment (+68%) names. A likely shift in monetary policy also provided a boost. Aggressive rate hikes by the U.S. Federal Reserve continued until late July, when the Fed decided to pause a series of increases that began in March 2022 at a 22-year high while it observed the effect on inflation and the economy. Following the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline and gained 14.09% through year-end and added 1.68% in January and 5.34% in February. By sector for the full 12 months, information technology (+61%) and communication services (+58%) were standouts, with AI a major tailwind. In sharp contrast, the defensive-oriented utilities sector (-1%) fared worst. Other notable laggards included real estate (+7%) and consumer staples (+8%), each also considered defensive, and energy (+6%).
Comments from Portfolio Manager Fahim Razzaque:
For the fiscal year ending February 29, 2024, the fund gained 23.26%, versus 19.44% for the MSCI US IMI Insurance 25/50 Index and 30.45% for the broad-based S&P 500® index. Relative to the industry index, security selection was the primary contributor, especially within property & casualty insurance and insurance brokers. Security selection in diversified financial services also boosted the fund's relative performance, as did stock selection and an underweight in life & health insurance. The top individual relative contributor was our non-index stake in Corebridge Financial (+89%), an investment we established early in the period and the fund's eighth largest holding at period end. The second-largest relative contributor was an underweight in MetLife (+1%), also a stake we established this period. An underweight in Aon (+5%) was another plus, though the stock was no longer held at period end. In contrast, the primary detractor from performance versus the industry index was an underweight in multi-line insurance. An overweight in reinsurance also hampered the fund's result. Lastly, the fund's slight position in cash (0.5%) was a notable detractor. The fund's non-index stake in Voya Financial returned -2% and was the biggest individual relative detractor. This was an investment we established this period. A second notable relative detractor was an overweight in Globe Life (+5%), one of the fund's biggest holdings this period. An underweight in Progressive (+33%), the fund's ninth largest holding, also hurt. Notable changes in positioning include increased allocation to property & casualty insurance and diversified financial services, as well as the elimination of exposure to multi-line insurance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Insurance Portfolio
Investment Summary February 29, 2024 (Unaudited)
Top Holdings (% of Fund's net assets)

Marsh & McLennan Companies, Inc.	10.5
Chubb Ltd.	9.8
The Travelers Companies, Inc.	8.9
Hartford Financial Services Group, Inc.	8.7
Arthur J. Gallagher & Co.	6.2
Arch Capital Group Ltd.	4.9
Allstate Corp.	4.9
Corebridge Financial, Inc.	4.6
Progressive Corp.	4.6
Unum Group	4.6
67.7

Industries (% of Fund's net assets)

Insurance	92.4
Financial Services	6.6

Insurance Portfolio
Schedule of Investments February 29, 2024
Showing Percentage of Net Assets
Common Stocks - 99.0%
	Shares	Value ($)
Financial Services - 6.6%
Diversified Financial Services - 6.6%
Corebridge Financial, Inc.	1,110,800	27,581,164
Voya Financial, Inc.	180,100	12,311,636
		39,892,800
Insurance - 92.4%
Insurance Brokers - 24.2%
Arthur J. Gallagher & Co.	152,800	37,272,504
Brown & Brown, Inc.	221,100	18,618,831
BRP Group, Inc. (a)	510,500	14,202,110
Marsh & McLennan Companies, Inc.	310,000	62,703,700
Steadfast Group Ltd.	3,214,728	12,098,629
		144,895,774
Life & Health Insurance - 14.8%
Globe Life, Inc.	196,900	24,992,517
MetLife, Inc.	296,300	20,663,962
Primerica, Inc.	62,700	15,377,802
Unum Group	557,300	27,558,485
		88,592,766
Property & Casualty Insurance - 49.0%
Allstate Corp.	184,300	29,399,536
American Financial Group, Inc.	214,300	27,359,681
Arch Capital Group Ltd. (a)	337,900	29,596,661
Chubb Ltd.	234,205	58,942,372
Hanover Insurance Group, Inc.	121,700	15,999,899
Hartford Financial Services Group, Inc.	542,700	52,012,368
Progressive Corp.	145,500	27,580,980
The Travelers Companies, Inc.	241,100	53,273,456
		294,164,953
Reinsurance - 4.4%
Reinsurance Group of America, Inc.	150,600	26,633,610
TOTAL INSURANCE		554,287,103
TOTAL COMMON STOCKS (Cost $424,379,819)		594,179,903

Money Market Funds - 1.4%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (b) (Cost $8,182,208)	8,180,572	8,182,208

TOTAL INVESTMENT IN SECURITIES - 100.4% (Cost $432,562,027)	602,362,111
NET OTHER ASSETS (LIABILITIES) - (0.4)%	(2,468,409)
NET ASSETS - 100.0%	599,893,702

Legend

(a)	Non-income producing
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	4,180,255	166,628,321	162,626,368	155,494	-	-	8,182,208	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	3,211,000	33,974,278	37,185,278	1,578	-	-	-	0.0%
Total	7,391,255	200,602,599	199,811,646	157,072	-	-	8,182,208

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	594,179,903	594,179,903	-	-

Money Market Funds	8,182,208	8,182,208	-	-
Total Investments in Securities:	602,362,111	602,362,111	-	-
Insurance Portfolio
Financial Statements
Statement of Assets and Liabilities
		February 29, 2024

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $424,379,819)	$594,179,903
Fidelity Central Funds (cost $8,182,208)	8,182,208

Total Investment in Securities (cost $432,562,027)		$602,362,111
Cash		1
Foreign currency held at value (cost $3)		3
Receivable for fund shares sold		2,780,059
Dividends receivable		387,249
Distributions receivable from Fidelity Central Funds		31,906
Prepaid expenses		682
Other receivables		3,936
Total assets		605,565,947
Liabilities
Payable for investments purchased	$4,430,132
Payable for fund shares redeemed	854,669
Accrued management fee	241,393
Other affiliated payables	109,025
Other payables and accrued expenses	37,026
Total Liabilities		5,672,245
Net Assets		$599,893,702
Net Assets consist of:
Paid in capital		$410,119,664
Total accumulated earnings (loss)		189,774,038
Net Assets		$599,893,702
Net Asset Value, offering price and redemption price per share ($599,893,702 ÷ 7,043,560 shares)		$85.17
Statement of Operations
		Year ended February 29, 2024
Investment Income
Dividends		$8,693,255
Income from Fidelity Central Funds (including $1,578 from security lending)		157,072
Total Income		8,850,327
Expenses
Management fee	$2,195,936
Transfer agent fees	855,727
Accounting fees	148,631
Custodian fees and expenses	18,337
Independent trustees' fees and expenses	2,402
Registration fees	54,451
Audit	40,567
Legal	607
Interest	39,946
Miscellaneous	1,895
Total expenses before reductions	3,358,499
Expense reductions	(30,564)
Total expenses after reductions		3,327,935
Net Investment income (loss)		5,522,392
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	44,737,136
Foreign currency transactions	6,807
Total net realized gain (loss)		44,743,943
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	41,614,702
Assets and liabilities in foreign currencies	1,394
Total change in net unrealized appreciation (depreciation)		41,616,096
Net gain (loss)		86,360,039
Net increase (decrease) in net assets resulting from operations		$91,882,431
Statement of Changes in Net Assets

	Year ended February 29, 2024	Year ended February 28, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,522,392	$2,968,793
Net realized gain (loss)	44,743,943	14,736,358
Change in net unrealized appreciation (depreciation)	41,616,096	5,170,511
Net increase (decrease) in net assets resulting from operations	91,882,431	22,875,662
Distributions to shareholders	(37,245,784)	(2,977,551)

Share transactions
Proceeds from sales of shares	312,809,090	393,392,705
Reinvestment of distributions	33,544,278	2,747,103
Cost of shares redeemed	(275,557,684)	(187,507,051)

Net increase (decrease) in net assets resulting from share transactions	70,795,684	208,632,757
Total increase (decrease) in net assets	125,432,331	228,530,868

Net Assets
Beginning of period	474,461,371	245,930,503
End of period	$599,893,702	$474,461,371

Other Information
Shares
Sold	4,027,541	5,401,580
Issued in reinvestment of distributions	459,706	37,851
Redeemed	(3,735,929)	(2,667,446)
Net increase (decrease)	751,318	2,771,985

Financial Highlights
Insurance Portfolio

Years ended February 28,	2024 A	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$75.40	$69.86	$61.17	$58.44	$59.27
Income from Investment Operations
Net investment income (loss) B,C	.99	.63	.78	.88	.87
Net realized and unrealized gain (loss)	15.28	5.46	13.73	6.99	2.77
Total from investment operations	16.27	6.09	14.51	7.87	3.64
Distributions from net investment income	(.85)	(.55)	(.89)	(.94)	(.91)
Distributions from net realized gain	(5.66)	-	(4.93)	(4.20)	(3.56)
Total distributions	(6.50) D	(.55)	(5.82)	(5.14)	(4.47)
Net asset value, end of period	$85.17	$75.40	$69.86	$61.17	$58.44
Total Return E	23.26%	8.75%	24.68%	15.54%	5.95%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.80%	.81%	.78%	.83%	.81%
Expenses net of fee waivers, if any	.79%	.81%	.78%	.83%	.81%
Expenses net of all reductions	.79%	.81%	.78%	.83%	.80%
Net investment income (loss)	1.32%	.90%	1.16%	1.68%	1.37%
Supplemental Data
Net assets, end of period (000 omitted)	$599,894	$474,461	$245,931	$184,701	$219,539
Portfolio turnover rate H	80%	48%	15%	18%	28%

AFor the year ended February 29.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended February 29, 2024

1. Organization.
Banking Portfolio, Brokerage and Investment Management Portfolio, Financials Portfolio (formerly Financial Services Portfolio), FinTech Portfolio and Insurance Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds.

2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.
Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated each Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, each Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages each Fund's fair valuation practices and maintains the fair valuation policies and procedures. Each Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2024 is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Brokerage and Investment Management Portfolio	$57,688

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2024, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred Trustee compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Banking Portfolio	$331,472,342	$74,244,325	$ (17,593,283)	$56,651,042
Brokerage and Investment Management Portfolio	532,312,429	354,432,447	(6,109,703)	348,322,744
Financials Portfolio	570,134,618	153,492,161	(11,017,106)	142,475,055
FinTech Portfolio	82,642,606	39,353,221	(8,392,775)	30,960,446
Insurance Portfolio	433,637,367	169,583,179	(858,435)	168,724,744

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Banking Portfolio	$2,306,751	$ -	$-	$56,651,042
Brokerage and Investment Management Portfolio	242,017	-	(62,213,439)	348,321,706
Financials Portfolio	2,192,679	2,059,761	-	142,473,875
FinTech Portfolio	-	-	(44,573,674)	30,960,537
Insurance Portfolio	556,001	20,493,700	-	168,724,337

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Short-term	Long-term	Total capital loss carryforward
Brokerage and Investment Management Portfolio	$(62,213,439)	$-	$(62,213,439)
FinTech Portfolio	(21,141,600)	(23,432,074)	(44,573,674)

The tax character of distributions paid was as follows:

February 29, 2024
	Ordinary Income	Long-term Capital Gains	Total
Banking Portfolio	$12,301,133	$10,246,492	$22,547,625
Brokerage and Investment Management Portfolio	9,651,970	-	9,651,970
Financials Portfolio	13,548,478	6,691,914	20,240,392
FinTech Portfolio	-	-	-
Insurance Portfolio	4,972,278	32,273,506	37,245,784

February 28, 2023
	Ordinary Income	Long-term Capital Gains	Total
Banking Portfolio	$11,563,840	$15,801,398	$27,365,238
Brokerage and Investment Management Portfolio	13,893,658	3,333,300	17,226,958
Financials Portfolio	14,414,547	58,904,313	73,318,860
FinTech Portfolio	-	-	-
Insurance Portfolio	2,977,551	-	2,977,551

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Banking Portfolio	175,668,678	201,352,270
Brokerage and Investment Management Portfolio	260,542,472	370,891,378
Financials Portfolio	382,940,571	444,510,873
FinTech Portfolio	44,697,270	64,457,218
Insurance Portfolio	378,993,030	341,345,372

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Banking Portfolio	.30%	.22%	.52%
Brokerage and Investment Management Portfolio	.30%	.22%	.52%
Financials Portfolio	.30%	.22%	.52%
FinTech Portfolio	.30%	.22%	.52%
Insurance Portfolio	.30%	.22%	.52%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent.

During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

Banking Portfolio	.1733%
Brokerage and Investment Management Portfolio	.1827%
Financials Portfolio	.1766%
FinTech Portfolio	.2000%
Insurance Portfolio	.2000%

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Banking Portfolio	.18%
Brokerage and Investment Management Portfolio	.19%
Financials Portfolio	.18%
FinTech Portfolio	.24%
Insurance Portfolio	.20%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records.

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Banking Portfolio	.0353%
Brokerage and Investment Management Portfolio	.0319%
Financials Portfolio	.0348%
FinTech Portfolio	.0353%
Insurance Portfolio	.0354%

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Banking Portfolio	.04
Brokerage and Investment Management Portfolio	.03
Financials Portfolio	.03
FinTech Portfolio	.04
Insurance Portfolio	.04

Subsequent Event - Management Fee. Effective March 1, 2024, each Fund's management contract will be amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). Any reference to "class" in this note shall mean "the Fund" as the Fund currently offers only one class of shares. The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate will pay certain expenses of managing and operating each Fund out of each class's management fee.

Each class of each Fund will pay a management fee to the investment adviser. The management fee will be calculated and paid to the investment adviser every month.

When determining a class's management fee, a mandate rate will be calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate will be subtracted from the mandate rate once each Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class.

The annual management fee rate for a class of shares of each Fund will be the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Banking Portfolio	.69
Brokerage and Investment Management Portfolio	.70
Financials Portfolio	.69
FinTech Portfolio	.72
Insurance Portfolio	.72

One-twelfth of the management fee rate for a class will be applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month.

A different management fee rate may be applicable to each class of each Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of each Fund's assets, which do not vary by class.

Effective March 1, 2024, each Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Banking Portfolio	$4,620
Brokerage and Investment Management Portfolio	3,458
Financials Portfolio	6,549
FinTech Portfolio	831
Insurance Portfolio	2,351

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), each Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing each Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Banking Portfolio	Borrower	$ 1,894,000	5.57%	$2,049
Brokerage and Investment Management Portfolio	Borrower	$ 5,243,900	5.19%	$7,560
Financials Portfolio	Borrower	$6,885,000	5.23%	$16,017
Insurance Portfolio	Borrower	$ 16,799,250	5.35%	$39,946

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.
	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Banking Portfolio	10,296,421	5,997,117	1,675,550
Brokerage and Investment Management Portfolio	7,935,951	5,940,829	(161,583)
Financials Portfolio	19,382,325	21,871,167	(1,173,841)
FinTech Portfolio	1,367,478	2,603,240	(484,819)
Insurance Portfolio	37,018,985	12,718,380	554,195

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Banking Portfolio	$658
Brokerage and Investment Management Portfolio	1,294
Financials Portfolio	1,030
FinTech Portfolio	186
Insurance Portfolio	730

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Banking Portfolio	$1,372	$5	$-
Brokerage and Investment Management Portfolio	8,224	1,512	-
Financials Portfolio	1,875	2	-
FinTech Portfolio	92	-	-
Insurance Portfolio	158	-	-

8. Bank Borrowings.
Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Banking Portfolio	$941,000	5.83%	$1,067
Financials Portfolio	$ 1,187,000	5.58%	$2,392

9. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses as follows:

Amount
Banking Portfolio	$27,415
Brokerage and Investment Management Portfolio	54,218
Financials Portfolio	41,336
FinTech Portfolio	7,804
Insurance Portfolio	30,564

10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Select Portfolios and Shareholders of Banking Portfolio, Brokerage and Investment Management Portfolio, Financials Portfolio, FinTech Portfolio and Insurance Portfolio
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Banking Portfolio, Brokerage and Investment Management Portfolio, Financials Portfolio, FinTech Portfolio and Insurance Portfolio (five of the funds constituting Fidelity Select Portfolios, hereafter collectively referred to as the "Funds") as of February 29, 2024, the related statements of operations for the year ended February 29, 2024, the statements of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 29, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 29, 2024 and each of the financial highlights for each of the five years in the period ended February 29, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
April 12, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for Vijay Advani, each of the Trustees oversees 323 funds. Mr. Advani oversees 216 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Trustee
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2018
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2008
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations+
Peter S. Lynch (1944)
Year of Election or Appointment: 2018
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Senior Vice President, Vice President, Treasurer, or Director of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as President or Director of certain Fidelity entities. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer or Director of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
+ The information includes principal occupation during the last five years.
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2023 to February 29, 2024).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value September 1, 2023	Ending Account Value February 29, 2024	Expenses Paid During Period- C September 1, 2023 to February 29, 2024

Banking Portfolio **	.75%
Actual		$ 1,000	$ 1,207.30	$ 4.12
Hypothetical-B		$ 1,000	$ 1,021.13	$ 3.77

Brokerage and Investment Management Portfolio **	.74%
Actual		$ 1,000	$ 1,221.30	$ 4.09
Hypothetical-B		$ 1,000	$ 1,021.18	$ 3.72

Financials Portfolio **	.75%
Actual		$ 1,000	$ 1,196.90	$ 4.10
Hypothetical-B		$ 1,000	$ 1,021.13	$ 3.77

FinTech Portfolio **	.83%
Actual		$ 1,000	$ 1,153.00	$ 4.44
Hypothetical-B		$ 1,000	$ 1,020.74	$ 4.17

Insurance Portfolio **	.78%
Actual		$ 1,000	$ 1,207.40	$ 4.28
Hypothetical-B		$ 1,000	$ 1,020.98	$ 3.92

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

FinTech Portfolio- If fees and changes to the expense contract and/ or expense cap, effective December 1, 2023, had been in effect during the entire current period, the restated annualized expense ratio would have been .79% and the expenses paid in the actual and hypothetical examples above would have been $4.22 and $3.96, respectively.
** If fees and changes to the expense contract and/or expense cap, effective March 1, 2024, had been in effect during the current period, the restated annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in table below:
	Annualized Expense Ratio- A	Expenses Paid

Banking Portfolio	.70%
Actual		$ 3.84
Hypothetical- B		$ 3.52

Brokerage and Investment Management Portfolio	.69%
Actual		$ 3.81
Hypothetical- B		$ 3.47

Financials Portfolio	.70%
Actual		$ 3.82
Hypothetical- B		$ 3.52

FinTech Portfolio	.72%
Actual		$ 3.86
Hypothetical- B		$ 3.62

Insurance Portfolio	.71%
Actual		$ 3.90
Hypothetical- B		$ 3.57

A Annualized expense ratio reflects expenses net of applicable fee waivers.
B 5% return per year before expenses

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 29, 2024, or, if subsequently determined to be different, the net capital gain of such year.

Financials Portfolio	$2,542,446
Insurance Portfolio	$43,879,468

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

Banking Portfolio
April 2023	100%
December 2023	100%
Brokerage and Investment Management Portfolio
April 2023	-
December 2023	100%
Financials Portfolio
April 2023	100%
December 2023	98%
FinTech Portfolio
April 2023	-
December 2023	-
Insurance Portfolio
April 2023	-
December 2023	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Banking Portfolio
April 2023	100%
December 2023	100%
Brokerage and Investment Management Portfolio
April 2023	-
December 2023	100%
Financials Portfolio
April 2023	100%
December 2023	100%
FinTech Portfolio
April 2023	-
December 2023	-
Insurance Portfolio
April 2023	-
December 2023	100%

The funds hereby designate the amounts noted below as distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends:

Banking Portfolio	-
Brokerage and Investment Management Portfolio	-
Financials Portfolio	$270,263
FinTech Portfolio	-
Insurance Portfolio	-

The funds will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts
Banking Portfolio
Brokerage and Investment Management Portfolio
Financials Portfolio
FinTech Portfolio
Insurance Portfolio
At its January 2024 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), approved an amended and restated management contract with Fidelity Management & Research Company LLC (FMR) (the Management Contract), and amended and restated sub-advisory agreements (the Sub-Advisory Contracts, and together with the Management Contract, the Advisory Contracts) for each fund, including each fund's sub-advisory agreements with FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The Advisory Contracts will be effective March 1, 2024. The Board will consider the annual renewal of each fund's Advisory Contracts in May 2024, following its review of additional materials provided by FMR.
Management Contract. The Board approved the Management Contract, which implements a new fee structure combining the management fee, transfer agent fee (TA Fee), and pricing and bookkeeping fee (P&B Fee) of each fund into a single fee based on tiered schedules and subject to a maximum rate (the Unified Fee). In exchange for the Unified Fee, each fund will receive investment advisory, management, administrative, transfer agent, pricing and bookkeeping services under a single agreement - the Management Contract.
In its consideration of the Management Contract over several meetings, the Board received, reviewed and discussed a comprehensive set of analyses regarding the Unified Fee including (i) the legal framework, (ii) design goals for the Unified Fee, (iii) calculation methodology for the Unified Fee and illustrative examples, (iv) annual and cumulative projected impacts under various scenarios, both in the aggregate and at the fund/class level, (v) explanations of schedules, rate levers and maximum rates and (vi) shareholder benefits and projected savings.
The Board considered that the maximum Unified Fee for each fund would be no higher than the sum of (i) the lowest contractual management fee rate under each fund's existing management contract, which is the individual fund fee rate, if any, plus the lowest contractual marginal group fee rate and (ii) the TA and P&B Fee rates, which are fixed fee rates since December 1, 2023 (together, the Unified Fee Cap). The Board noted that Fidelity has represented that, as a result of this Unified Fee Cap, the Unified Fee would be no greater than the fee rates previously authorized to be charged to each fund for the same services. The Board noted that certain expenses such as third-party expenses and certain other miscellaneous expenses would be outside the scope of the Unified Fee and the calculation of such fees would not change as a result of the Unified Fee.
The Board considered Fidelity's representations that implementation of the Unified Fee, which includes the Unified Fee Cap, would cause all funds subject to the Unified Fee, including each fund, to experience an immediate reduction on contractual fee rates for services provided under the current management contracts. The Board considered that some funds would not experience lower net total fees as a result of existing fee caps. The Board further considered that, in addition to the contractual fee savings, the Unified Fee offers funds and their shareholders greater protection from future rate increases for services previously offered under separate agreements that are now covered by the Management Contract because such rate increases would require shareholder approval.
Sub-Advisory Contracts. In connection with the Unified Fee changes, the Board considered the Sub-Advisory Contracts, which simplified the calculation of the fees paid by FMR to the sub-advisers under the agreements. The Board noted that the agreements with FMR UK, FMR H.K., and FMR Japan were amended to provide that FMR will compensate each sub-adviser at a fee rate equal to 110% of the sub-adviser's costs incurred in providing services under the agreement. The Board considered that, under the Sub-Advisory Contracts, FMR, and not each fund, will continue to pay the sub-advisory fees to each applicable sub-adviser.
The Board further considered that the approval of each fund's Advisory Contracts will not result in any changes in the investment process or strategies employed in the management of each fund's assets or the day-to-day management of each fund or the persons primarily responsible for such management. Further, the Board considered that the Management Contract would not change the obligations and services of FMR and its affiliates on behalf of each fund, and, in particular, there would be no change in the nature and level of advisory, management, administration, transfer agent, and pricing and bookkeeping services provided to each fund by FMR, its affiliates, and each applicable sub-adviser.
In connection with its consideration of future renewals of each fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for each fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing each fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the funds) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.
Based on its evaluation of all of the conclusions and representations noted above, and after considering all factors it believed relevant, the Board concluded that each fund's management fee structure is fair and reasonable, and that the funds' Advisory Contracts should be approved.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Funds have adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage each Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. Each Fund's Board of Trustees (the Board) has designated each Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factor specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2022 through November 30, 2023.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.813663.119
SELFIN-ANN-0424

Item 2.

Code of Ethics

As of the end of the period, February 29, 2024, Fidelity Select Portfolios (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Automotive Portfolio, Banking Portfolio, Biotechnology Portfolio, Brokerage and Investment Management Portfolio, Chemicals Portfolio, Communication Services Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Consumer Staples Portfolio, Defense and Aerospace Portfolio, Energy Portfolio, Enterprise Technology Services Portfolio, Fidelity Environment and Alternative Energy Fund, Fidelity Natural Resources Fund, Financials Portfolio, FinTech Portfolio, Gold Portfolio, Health Care Portfolio, Health Care Services Portfolio, Industrials Portfolio, Insurance Portfolio, Leisure Portfolio, Materials Portfolio, Medical Technology and Devices Portfolio, Pharmaceuticals Portfolio, Retailing Portfolio, Semiconductors Portfolio, Software and IT Services Portfolio, Tech Hardware Portfolio, Technology Portfolio, Telecommunications Portfolio, Transportation Portfolio, Utilities Portfolio and Wireless Portfolio (the “Funds”):

Services Billed by PwC

February 29, 2024 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Automotive Portfolio	$28,800	$2,700	$6,800	$900
Banking Portfolio	$29,000	$2,800	$6,800	$900
Biotechnology Portfolio	$81,700	$6,900	$7,100	$2,300
Brokerage and Investment Management Portfolio	$29,200	$2,800	$6,800	$900
Chemicals Portfolio	$29,300	$2,700	$6,800	$900
Communication Services Portfolio	$33,700	$3,200	$7,500	$1,100
Construction and Housing Portfolio	$28,400	$2,700	$6,800	$900
Consumer Discretionary Portfolio	$28,600	$2,700	$6,800	$900
Consumer Staples Portfolio	$35,000	$3,200	$6,800	$1,100
Defense and Aerospace Portfolio	$29,300	$2,800	$7,500	$900
Energy Portfolio	$30,000	$2,800	$7,100	$900
Enterprise Technology Services Portfolio	$29,500	$2,800	$7,500	$900
Fidelity Environment and Alternative Energy Fund	$28,600	$2,700	$6,800	$900
Fidelity Natural Resources Fund	$28,100	$2,700	$6,800	$900
Financials Portfolio	$29,700	$2,800	$6,800	$900
FinTech Portfolio	$29,200	$2,800	$6,800	$900
Gold Portfolio	$49,400	$5,000	$15,100	$1,700
Health Care Portfolio	$41,000	$3,700	$6,800	$1,200
Health Care Services Portfolio	$28,200	$2,700	$6,800	$900
Industrials Portfolio	$28,600	$2,700	$6,800	$900
Insurance Portfolio	$29,200	$2,800	$6,800	$900
Leisure Portfolio	$29,200	$2,800	$6,800	$900
Materials Portfolio	$35,000	$3,200	$6,800	$1,100
Medical Technology and Devices Portfolio	$28,500	$2,700	$6,800	$900
Pharmaceuticals Portfolio	$28,500	$2,700	$6,800	$900
Retailing Portfolio	$30,100	$2,800	$7,500	$900
Semiconductors Portfolio	$29,900	$2,800	$6,800	$900
Software and IT Services Portfolio	$29,000	$2,700	$6,800	$900
Tech Hardware Portfolio	$29,800	$2,800	$6,800	$900
Technology Portfolio	$33,100	$3,100	$6,800	$1,000
Telecommunications Portfolio	$35,000	$3,200	$7,500	$1,000
Transportation Portfolio	$28,800	$2,700	$6,800	$900
Utilities Portfolio	$29,400	$2,800	$6,800	$900
Wireless Portfolio	$28,100	$2,700	$6,800	$900

February 28, 2023 FeesA

Automotive Portfolio	$28,900	$2,600	$6,800	$900
Banking Portfolio	$29,100	$2,600	$6,800	$900
Biotechnology Portfolio	$82,500	$6,400	$19,600	$2,200
Brokerage and Investment Management Portfolio	$29,300	$2,600	$7,600	$900
Chemicals Portfolio	$28,700	$2,500	$7,700	$900
Communication Services Portfolio	$34,600	$3,000	$6,800	$1,000
Construction and Housing Portfolio	$28,500	$2,500	$6,800	$900
Consumer Discretionary Portfolio	$28,700	$2,500	$6,800	$900
Consumer Staples Portfolio	$35,000	$3,000	$7,000	$1,000
Defense and Aerospace Portfolio	$29,300	$2,600	$6,800	$900
Energy Portfolio	$32,900	$2,600	$14,100	$900
Enterprise Technology Services Portfolio	$29,500	$2,600	$8,200	$900
Fidelity Environment and Alternative Energy Fund	$28,700	$2,500	$6,800	$900
Fidelity Natural Resources Fund	$28,200	$2,500	$7,600	$900
Financials Portfolio	$29,800	$2,600	$7,600	$900
FinTech Portfolio	$29,300	$2,600	$6,800	$900
Gold Portfolio	$50,200	$4,600	$15,300	$1,600
Health Care Portfolio	$41,500	$3,500	$8,300	$1,200
Health Care Services Portfolio	$28,900	$2,600	$6,800	$900
Industrials Portfolio	$28,700	$2,500	$6,800	$900
Insurance Portfolio	$29,300	$2,600	$6,800	$900
Leisure Portfolio	$29,300	$2,600	$6,800	$900
Materials Portfolio	$35,000	$3,000	$6,800	$1,000
Medical Technology and Devices Portfolio	$28,900	$2,600	$7,900	$900
Pharmaceuticals Portfolio	$28,700	$2,500	$15,200	$900
Retailing Portfolio	$29,300	$2,600	$6,800	$900
Semiconductors Portfolio	$29,500	$2,600	$8,900	$900
Software and IT Services Portfolio	$28,500	$2,500	$15,000	$900
Tech Hardware Portfolio	$32,800	$2,600	$8,900	$900
Technology Portfolio	$33,300	$2,900	$10,800	$1,000
Telecommunications Portfolio	$34,400	$3,000	$6,800	$1,000
Transportation Portfolio	$31,900	$2,600	$8,900	$900
Utilities Portfolio	$29,400	$2,600	$6,800	$900
Wireless Portfolio	$28,200	$2,500	$9,200	$900

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by PwC

	February 29, 2024A	February 28, 2023A
Audit-Related Fees	$9,422,800	$8,469,200
Tax Fees	$61,000	$1,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	February 29, 2024A	February 28, 2023A
PwC	$15,409,000	$14,590,100

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its(their) audit of the Fund(s), taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 18.

Recovery of Erroneously Awarded Compensation

(a)

Not applicable.

(b)

Not applicable.

Item 19.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Select Portfolios

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer (Principal Executive Officer)

Date:	April 22, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer (Principal Executive Officer)

Date:	April 22, 2024

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer (Principal Financial Officer)

Date:	April 22, 2024